                                                                    Exhibit 10.1

                          CREDIT AND SECURITY AGREEMENT

                               (U.S. $80,000,000)

                         Dated as of September 29, 1999

                                      among

                               INSTRON CORPORATION

                                  INSTRON, LTD.

                      INSTRON SCHENCK TESTING SYSTEMS, GMBH

                                       and

                              INSTRON WOLPERT GMBH

                                  AS BORROWERS

                                       and

                     THE BANKS WHICH ARE SIGNATORIES HERETO

                                       and

                               NATIONAL CITY BANK

                             as Administrative Agent
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                                TABLE OF CONTENTS

Section                                                                                                        Page
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
SECTION 1 DEFINITIONS AND ACCOUNTING TERMS........................................................................1
         1.1 CERTAIN DEFINED TERMS................................................................................1
         1.2 COMPUTATION OF TIME PERIODS..........................................................................1
         1.3 ACCOUNTING TERMS; CALCULATIONS.......................................................................1
         1.4 ADDITION OF BORROWERS................................................................................2
         1.5 AUTHORIZATION OF BORROWER REPRESENTATIVE.............................................................2
         1.6 CONSTRUCTION OF TERMS GENERALLY......................................................................2
         1.7 CURRENCY EQUIVALENTS.................................................................................3
         1.8 LIABILITY OF BORROWERS...............................................................................4

SECTION 2 STATEMENT OF TERMS......................................................................................4
         2.1 REVOLVING CREDIT FACILITY............................................................................4
                  (a) REVOLVING CREDIT LOANS......................................................................4
                  (b) REVOLVING CREDIT BORROWINGS.................................................................4
                  (c) REVOLVING CREDIT NOTES; LOAN ACCOUNT........................................................5
         2.2 REQUESTS FOR REVOLVING CREDIT BORROWINGS.............................................................5
                  (a) CREDIT REQUESTS EXECUTED BY BORROWER REPRESENTATIVE.........................................5
                  (b) DEEMED CREDIT REQUESTS......................................................................7
         2.3 FUNDING OF REVOLVING CREDIT LOANS....................................................................8
         2.4 AVAILABILITY OF FUNDS................................................................................9
         2.5 FAILURES TO FUND LOANS OR PARTICIPATING INTERESTS....................................................9
                  (a) CONTINUING OBLIGATION OF BORROWERS.........................................................10
                  (b) PAYMENT CONSTITUTING RATABLE PORTION.......................................................10
                  (c) TREATMENT OF BANK FAILING TO FUND..........................................................10
                  (D) CONTINUING OBLIGATION OF BANKS TO FUND.....................................................11
                  (e) DEFAULTING LENDER; OBLIGATIONS OF DESIGNATED SWING LINE LENDERS AND LETTER
                           OF CREDIT ISSUERS.....................................................................11
         2.6 AFFILIATED FUNDING THROUGH, ON BEHALF OF, OR BY BANKS...............................................11
                  (a) SPC FUNDING ON BEHALF OF BANKS.............................................................11
                  (b) FUNDING BY BANKS, DESIGNATED SWING LINE LENDERS, AND DESIGNATED LETTER OF
                           CREDIT ISSUERS THROUGH OR ON BEHALF OF LENDING INSTALLATIONS..........................12
         2.7 SWING LINE LOAN FACILITY............................................................................13
                  (a) SWING LINE LOANS...........................................................................13
                  (b) CONDITIONS TO SWING LINE LOANS.............................................................13
                  (c) SWING LINE BORROWINGS......................................................................14
                  (d) SWING LINE LOAN REQUESTS...................................................................14
                  (e) NOTICE OF REQUESTS; OUTSTANDINGS...........................................................15
                  (f) PROCEDURE FOR OBTAINING QUOTED MONEY MARKET RATE...........................................15
                  (g) SWING LINE NOTES; SWING LINE LOAN ACCOUNT..................................................16
                  (h) FUNDING OF SWING LINE LOANS................................................................16
                  (i) AVAILABILITY OF FUNDS......................................................................17
                  (j) REFUNDING SWING LINE LOANS; SETTLEMENT BY BANKS............................................17
                  (k) PARTICIPATING INTEREST.....................................................................18
         2.8 TERM FACILITY.......................................................................................19
                  (a) TERM LOANS.................................................................................19
                  (b) TERM BORROWINGS............................................................................19
                  (c) TERM NOTES; LOAN ACCOUNT RECORD OF TERM LOANS..............................................19
                  (d) AMORTIZATION AND MATURITY OF TERM LOANS....................................................20

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
         2.9 FUNDING OF TERM LOANS BY BANKS......................................................................20
                  (a) DISBURSEMENT OF TERM FUNDS RECEIVED........................................................21
                  (b) AVAILABILITY OF TERM LOAN FUNDS............................................................21
         2.10 REPAYMENTS; PREPAYMENTS; REDUCTIONS OF COMMITMENTS.................................................21
                  (a) SCHEDULED REPAYMENTS; DENOMINATIONS OF REPAYMENTS..........................................21
                  (b) MANDATORY PREPAYMENT OF LOANS..............................................................21
                  (c) MANDATORY APPLICATION OF NET PROCEEDS AND EXCESS CASH FLOW; RESULTING
                           MANDATORY REDUCTION IN REVOLVING CREDIT COMMITMENTS AND TERM LOANS....................22
                  (d) PERMITTED PREPAYMENTS......................................................................23
                  (e) REDUCTION OF REVOLVING CREDIT COMMITMENTS..................................................24
         2.11 RATE CONVERSION AND RATE CONTINUATION..............................................................24
         2.12 LETTERS OF CREDIT..................................................................................27
                  (a) DESIGNATED LETTER OF CREDIT ISSUER AND DESIGNATED EUROPEAN ADMINISTRATIVE
                           AGENT.................................................................................27
                  (b) TERM; FORM; REQUESTS AND CONDITIONS OF LETTERS OF CREDIT...................................28
                  (c) EXISTING LETTERS OF CREDIT.................................................................29
                  (d) PARTICIPATION BY BANKS IN LETTERS OF CREDIT................................................29
                  (e) REIMBURSEMENT; INTEREST....................................................................30
                  (f) FAILURE TO REIMBURSE DRAWINGS..............................................................30
                  (g) OBLIGATIONS ABSOLUTE.......................................................................32
                  (h) LIABILITY OF DESIGNATED LETTER OF CREDIT ISSUER............................................32
                  (i) DESIGNATED LETTER OF CREDIT ISSUER INDEMNITY...............................................33
                  (j) EFFECT OF APPLICABLE LAW OR CUSTOM.........................................................33
                  (k) TERMINATION OF LETTER OF CREDIT COMMITMENT.................................................34
                  (l) GUARANTY OF OTHER LETTER OF CREDIT OBLIGOR'S LETTER OF CREDIT OBLIGATIONS..................34
         2.13 INTEREST ON LOANS..................................................................................37
                  (a) INTEREST RATE..............................................................................37
                  (b) APPLICABLE MARGIN; TERMS OF ADJUSTMENT.....................................................38
         2.14 DEFAULT INTEREST...................................................................................39
         2.15 INTEREST RATE DETERMINATION........................................................................39
                  (a) ADMINISTRATIVE AGENT DETERMINATION; NOTICE.................................................39
                  (b) FAILURE OF BORROWERS TO ELECT..............................................................40
         2.16 FEES...............................................................................................40
                  (a) UNDERWRITING, ARRANGEMENT AND STRUCTURING FEE..............................................40
                  (b) ANNUAL ADMINISTRATIVE AGENT'S FEE..........................................................40
                  (c) UNUSED COMMITMENT FEE......................................................................40
                  (d) LETTER OF CREDIT FEES......................................................................41
                  (e) APPLICABLE FEE PERCENTAGES.................................................................41
                  (f) PAYMENT OF FEES; NONREFUNDABLE.............................................................42
         2.17 MANNER AND APPLICATION OF PAYMENTS; CONTROL ACCOUNT MAINTENANCE; COMPUTATIONS......................42
                  (a) MANNER OF PAYMENT..........................................................................42
                  (b) APPLICATION OF PAYMENTS....................................................................43
                  (c) ADMINISTRATIVE AGENT MAINTENANCE OF CONTROL ACCOUNT........................................43
                  (d) DESIGNATED EUROPEAN ADMINISTRATIVE AGENT MAINTENANCE OF DESIGNATED EUROPEAN
                           CONTROL ACCOUNT.......................................................................43
                  (e) CONTROL ACCOUNT CHARGES AND CREDITS; ADMINISTRATIVE AGENT REPORTS..........................44
                  (f) AUTHORIZATION TO CHARGE BANKING ACCOUNTS...................................................44
                  (g) COMPUTATIONS OF INTEREST AND FEES..........................................................45
                  (h) PAYMENT NOT ON BUSINESS DAY................................................................45
                  (i) FAILURE TO PAY IN ALTERNATE CURRENCY.......................................................45

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
                  (j) ALTERNATE CURRENCY AMOUNTS.................................................................45
                  (k) PRESUMPTION OF PAYMENT IN FULL BY THE BORROWERS............................................46
         2.18 LIBOR RATE LOANS: UNASCERTAINABLE RATE; ILLEGALITY; INCREASED COSTS................................46
                  (a) UNASCERTAINABLE RATE; ILLEGALITY; INCREASED COSTS..........................................46
                  (b) CANCELLATION OF REQUESTS; CONVERSION OF OUTSTANDINGS.......................................48
         2.19 PRO RATA TREATMENT OF BANKS........................................................................48
         2.20 EUROPEAN ECONOMIC AND MONETARY UNION...............................................................48
                  (a) EFFECTIVENESS OF PROVISIONS................................................................48
                  (b) REDENOMINATION OF ALTERNATIVE CURRENCIES...................................................49
                  (c) PAYMENTS BY THE ADMINISTRATIVE AGENT GENERALLY.............................................49
                  (d) BASIS OF ACCRUAL...........................................................................49
                  (e) ROUNDING...................................................................................49
                  (f) OTHER CONSEQUENTIAL CHANGES................................................................50
SECTION 3 CONDITIONS OF LENDING..................................................................................50
         3.1 CONDITIONS PRECEDENT TO INITIAL LOANS...............................................................50
         3.2 CONDITIONS PRECEDENT TO ALL LOANS...................................................................50
                  (a) REPRESENTATION BRINGDOWN...................................................................50
                  (b) NO DEFAULT; COMPLIANCE WITH TERMS..........................................................50
                  (c) NO MATERIAL ADVERSE CHANGE.................................................................51
                  (d) CONFIRMATION OF BORROWING BASE.............................................................51
                  (e) OTHER DELIVERIES...........................................................................51
SECTION 4 SECURITY INTEREST IN COLLATERAL; COLLATERAL REQUIREMENTS...............................................51
         4.1 GRANT OF SECURITY INTEREST..........................................................................51
                  (a) DOMESTIC BORROWER COLLATERAL...............................................................51
                  (b) U.K. COLLATERAL............................................................................52
                  (c) GERMAN COLLATERAL..........................................................................52
         4.2 PERFECTION..........................................................................................53
         4.3 CHANGES AFFECTING PERFECTION........................................................................53
         4.4 INSPECTION; VERIFICATION............................................................................54
         4.5 REINSTATEMENT.......................................................................................54
         4.6 TERMINATION OF SECURITY INTEREST; RELEASE OF COLLATERAL.............................................54

SECTION 5 REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO COLLATERAL.......................................56
         5.1 GENERAL REPRESENTATIONS AS TO COLLATERAL............................................................56
         5.2 REPRESENTATIONS AND WARRANTIES REGARDING ACCOUNTS...................................................57
         5.3 TREATMENT OF ACCOUNTS AND GENERAL INTANGIBLES.......................................................57
         5.4 LIEN PRIORITY.......................................................................................57
         5.5 LIEN WAIVERS, LANDLORD WAIVERS, WAREHOUSE RECEIPTS..................................................58
         5.6 MAINTENANCE OF INSURANCE............................................................................58

SECTION 6 GENERAL REPRESENTATIONS AND WARRANTIES.................................................................58
         6.1 EXISTENCE...........................................................................................59
         6.2 AUTHORIZATION; ENFORCEABILITY.......................................................................59
         6.3 NO VIOLATION........................................................................................59
         6.4 LITIGATION; PROCEEDINGS.............................................................................60
         6.5 TAXES...............................................................................................60
         6.6 TITLE...............................................................................................60
         6.7 CONSENTS; APPROVALS.................................................................................60
         6.8 LAWFUL OPERATIONS...................................................................................61

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
         6.9 ENVIRONMENTAL COMPLIANCE............................................................................61
         6.10 ENVIRONMENTAL LAWS AND PERMITS.....................................................................62
         6.11 ERISA..............................................................................................62
         6.12 AGREEMENTS; ADVERSE OBLIGATIONS; LABOR DISPUTES....................................................62
         6.13 FINANCIAL STATEMENTS; PROJECTIONS..................................................................63
                  (a) FINANCIAL STATEMENTS.......................................................................63
                  (b) FINANCIAL PROJECTIONS......................................................................63
         6.14 INTELLECTUAL PROPERTY..............................................................................64
         6.15 MERGER; OFFERING...................................................................................64
         6.16 MERGER DOCUMENTS...................................................................................64
         6.17 STRUCTURE; CAPITALIZATION..........................................................................64
         6.18 VALUE; SOLVENCY....................................................................................65
         6.19 INVESTMENT COMPANY ACT STATUS......................................................................65
         6.20 REGULATION U/REGULATION X COMPLIANCE...............................................................65
         6.21 YEAR 2000 COMPLIANCE...............................................................................65
         6.22 FULL DISCLOSURE....................................................................................66

SECTION 7 COVENANTS OF THE BORROWERS.............................................................................66
         7.1 REPORTING AND NOTICE COVENANTS......................................................................66
                  (a) QUARTERLY FINANCIAL STATEMENTS.............................................................66
                  (b) ANNUAL FINANCIAL STATEMENTS................................................................67
                  (c) OFFICER'S CERTIFICATE; MANAGEMENT DISCUSSION; STATEMENTS OF OPERATIONS.....................67
                  (d) ANNUAL BUSINESS PLAN.......................................................................68
                  (e) OTHER INFORMATION..........................................................................68
                  (f) NOTICES....................................................................................68
                  (g) NOTICE OF DEFAULT UNDER ERISA..............................................................69
                  (h) ENVIRONMENTAL REPORTING....................................................................69
                  (i) MULTIEMPLOYER PLAN WITHDRAWAL LIABILITY....................................................69
                  (j) SEC REPORTS AND REGISTRATION STATEMENTS....................................................69
                  (k) ANNUAL, QUARTERLY AND OTHER REPORTS TO SENIOR SUBORDINATED NOTEHOLDERS
                           PURSUANT TO SENIOR SUBORDINATED NOTE INDENTURE........................................69
                  (l) PRESS RELEASES.............................................................................70
         7.2 AFFIRMATIVE COVENANTS...............................................................................70
                  (a) CORPORATE EXISTENCE........................................................................70
                  (b) FINANCIAL RECORDS..........................................................................70
                  (c) FINANCIAL EXAMINATION AND REVIEW...........................................................70
                  (d) COMPLIANCE WITH LAW........................................................................70
                  (e) COMPLIANCE WITH ENVIRONMENTAL LAWS.........................................................71
                  (f) PROPERTIES.................................................................................71
                  (g) USE OF PROCEEDS............................................................................71
                  (h) COMPLIANCE WITH TERMS OF ALL MATERIAL CONTRACTS............................................72
                  (i) TAXES......................................................................................72
                  (j) INSURANCE..................................................................................72
                  (k) LICENSE TO THIRD PARTIES AND SUBSIDIARIES..................................................72
                  (l) CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY AND STOCK PLEDGE.......................73
                  (m) MOST FAVORED COVENANT STATUS...............................................................74
                  (n) HEDGE AGREEMENTS...........................................................................74
         7.3 NEGATIVE COVENANTS..................................................................................75
                  (a) CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS .........................................75
                  (b) CREDIT EXTENSIONS; PREPAYMENTS; PAYMENTS OF SUBORDINATED DEBT..............................78

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
                  (c) INDEBTEDNESS...............................................................................80
                  (d) LIENS......................................................................................82
                  (e) INVESTMENTS................................................................................84
                  (f) DISTRIBUTIONS; MANAGEMENT FEE..............................................................85
                  (g) CHANGE IN NATURE OF BUSINESS...............................................................86
                  (h) CHARTER AMENDMENTS.........................................................................86
                  (i) COMPLIANCE WITH ERISA......................................................................86
                  (j) REGULATION U COMPLIANCE....................................................................87
                  (k) ACCOUNTING CHANGES.........................................................................87
                  (l) ARM'S-LENGTH TRANSACTIONS..................................................................87
         7.4 FINANCIAL COVENANTS.................................................................................87
                  (a) MINIMUM CONSOLIDATED NET WORTH.............................................................87
                  (b) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO...........................................88
                  (c) MINIMUM CONSOLIDATED EBIT TO CONSOLIDATED INTEREST EXPENSE RATIO...........................89
                  (d) CONSOLIDATED SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO...................................89
                  (e) CONSOLIDATED TOTAL FUNDED DEBT TO ADJUSTED EBITDA RATIO....................................89
                  (f) MINIMUM CONSOLIDATED ADJUSTED EBITDA.......................................................90
                  (g) MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES..................................................90

SECTION 8 EVENTS OF DEFAULT......................................................................................90
         8.1 PAYMENT.............................................................................................90
         8.2 REPRESENTATIONS AND WARRANTIES......................................................................91
         8.3 REPORTING AND NOTICE PROVISIONS; VIOLATION OF CERTAIN AFFIRMATIVE COVENANTS.........................91
         8.4 VIOLATION OF NEGATIVE COVENANTS AND FINANCIAL COVENANTS.............................................91
         8.5 CROSS-DEFAULT.......................................................................................91
         8.6 FALSE OR MISLEADING REPORTS.........................................................................91
         8.7 DESTRUCTION OF COLLATERAL...........................................................................91
         8.8 CHANGE OF CONTROL...................................................................................92
         8.9 TERMINATION OF EXISTENCE............................................................................92
         8.10 FAILURE OF ENFORCEABILITY OF THIS AGREEMENT, CREDIT DOCUMENT; SECURITY.............................92
         8.11 ERISA..............................................................................................92
         8.12 JUDGMENTS..........................................................................................92
         8.13 FORFEITURE PROCEEDINGS.............................................................................93
         8.14 FINANCIAL IMPAIRMENT...............................................................................93

SECTION 9 REMEDIES...............................................................................................93
         9.1 ACCELERATION; TERMINATION...........................................................................93
         9.2 AUTOMATIC ACCELERATION AND TERMINATION..............................................................93
         9.3 GENERAL RIGHTS AND REMEDIES OF ADMINISTRATIVE AGENT AND THE BANKS...................................94
         9.4 ADDITIONAL REMEDIES.................................................................................94
                  (a) POSSESSION OF COLLATERAL...................................................................94
                  (b) FORECLOSURE OF LIENS.......................................................................95
                  (c) DISPOSITION OF COLLATERAL..................................................................95
                  (d) APPLICATION OF COLLATERAL; APPLICATION OF LIQUIDATION PROCEEDS.............................95
         9.5 APPOINTMENT OF ATTORNEY-IN-FACt.....................................................................96
         9.6 SET-OFF.............................................................................................97
         9.7 TERMINATION; EFFECT ON BORROWER OBLIGATIONS.........................................................97

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
         9.8 ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON DEFAULT............................................98
         9.9 LETTER OF CREDIT COLLATERAL ACCOUNT.................................................................98
                  (a) APPLICATION................................................................................98
                  (b) NO BORROWER OR THIRD PARTY CLAIMS..........................................................98
                  (c) NO LIENS OR TRANSFERS OF ACCOUNT...........................................................99
         9.10 AUTHORITY TO EXECUTE TRANSFERS.....................................................................99
         9.11 LIMITED LICENSE TO LIQUIDATE.......................................................................99
         9.12 EQUALIZATION.......................................................................................99
         9.13 REMEDIES CUMULATIVE...............................................................................100

SECTION 10 BORROWER GUARANTY....................................................................................100
         10.1 DOMESTIC BORROWER CROSS-GUARANTY..................................................................100
         10.2 MAXIMUM LIABILITY.................................................................................100
         10.3 GUARANTY UNCONDITIONAL............................................................................100
         10.4 DISCHARGE; REINSTATEMENT..........................................................................101
         10.5 WAIVER............................................................................................101
         10.6 STAY OF ACCELERATION..............................................................................102
         10.7 SUBROGATION AND CONTRIBUTION RIGHTS...............................................................102
                  (a) GUARANTEED OBLIGATION AND CONTRIBUTION PAYMENTS...........................................102
                  (b) JOINDER; WAIVER...........................................................................103
SECTION 11 THE AGENTS...........................................................................................103
         11.1 THE ADMINISTRATIVE AGENT..........................................................................103
         11.2 DESIGNATED EUROPEAN ADMINISTRATIVE AGENTS.........................................................103
         11.3 SYNDICATION AGENT.................................................................................104
         11.4 NATURE OF APPOINTMENT.............................................................................104
         11.5 AGENTS AS BANKS; OTHER TRANSACTIONS...............................................................104
         11.6 INSTRUCTIONS FROM BANKS...........................................................................104
         11.7 BANK'S DILIGENCE..................................................................................105
         11.8 NO IMPLIED REPRESENTATIONS........................................................................105
         11.9 SUB-AGENTS........................................................................................105
         11.10 AGENTS' DILIGENCE................................................................................105
         11.11 NOTICE OF DEFAULT................................................................................105
         11.12 LIABILITY OF AGENTS..............................................................................106
         11.13 INDEMNITY OF AGENTS..............................................................................106
         11.14 RESIGNATION OF AGENT.............................................................................107
         11.15 RESIGNATION OF DESIGNATED EUROPEAN ADMINISTRATIVE AGENTS.........................................107

SECTION 12 TRANSFERS AND ASSIGNMENTS............................................................................108
         12.1 TRANSFER OF COMMITMENTS...........................................................................108
                  (a) PRIOR CONSENT.............................................................................108
                  (b) AGREEMENT; TRANSFER FEE...................................................................108
                  (c) NO PROHIBITED TRANSACTION.................................................................108
                  (d) NOTES.....................................................................................109
                  (e) PARTIES...................................................................................109
         12.2 SALE OF PARTICIPATIONS............................................................................109
                  (a) BENEFITS OF PARTICIPANT...................................................................109
                  (b) RIGHTS RESERVED...........................................................................109
                  (c) NO DELEGATION.............................................................................110
                  (d) NO PROHIBITED TRANSACTION.................................................................110
         12.3 CHANGE OF LENDING OFFICE; REPLACEMENT OF BANKS....................................................110
                  (a) CHANGE OF LENDING OFFICE..................................................................110
                  (b) REPLACEMENT OF BANKS......................................................................110
                  (c) EFFECT ON RIGHTS AND OBLIGATIONS..........................................................111

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
         12.4 CONFIDENTIALITY...................................................................................111

SECTION 13 INDEMNITIES..........................................................................................112
         13.1 INCREASED COSTS...................................................................................112
         13.2 RISK-BASED CAPITAL................................................................................112
         13.3 TAXES.............................................................................................113
                  (a) TAXES; WITHHOLDING........................................................................113
                  (b) STAMP TAXES...............................................................................114
                  (c) OTHER TAXES...............................................................................114
                  (d) REQUEST FOR REFUND........................................................................114
                  (e) EXEMPTION CERTIFICATE.....................................................................114
                  (f) FURNISHING OF CERTIFICATE.................................................................115
                  (g) FILINGS TO CLAIM U.K. WITHHOLDING EXEMPTION OR REDUCTION..................................115
                  (h) RELATED TAX EXEMPTION FILINGS.............................................................116
                  (i) U.K. TAX CREDITS..........................................................................116
                  (j) SURVIVAL OF PROVISION.....................................................................117
         13.4 LOSSES............................................................................................117
         13.5 INDEMNIFICATION FOR REQUESTS......................................................................117
         13.6 GENERAL INDEMNITY.................................................................................118
         13.7 ENVIRONMENTAL INDEMNITY...........................................................................118
         13.8 CERTIFICATE FOR INDEMNIFICATION...................................................................118
         13.9 DUTY TO MITIGATE; STANDARD TREATMENT; REIMBURSEMENT LIMITATION PERIOD.............................119

SECTION 14 GENERAL..............................................................................................119
         14.1 AMENDMENTS AND WAIVERS............................................................................119
         14.2 GENERAL APPOINTMENT AS ATTORNEY-IN-FACT...........................................................120
                  (a) ADMINISTRATIVE AGENT NOT LIABLE...........................................................120
                  (b) PERFORMANCE BY ADMINISTRATIVE AGENT OF THE BORROWERS' OBLIGATIONS.........................121
         14.3 JUDGMENT CURRENCY.................................................................................121
                  (a) CONVERSION................................................................................121
                  (b) DISCHARGE.................................................................................121
                  (c) COSTS OF CONVERSION.......................................................................121
         14.4 CUMULATIVE PROVISIONS.............................................................................121
         14.5 EFFECTIVE AGREEMENT; BINDING EFFECT...............................................................122
         14.6 COSTS AND EXPENSES................................................................................122
         14.7 SURVIVAL OF PROVISIONS............................................................................122
         14.8 CAPTIONS..........................................................................................123
         14.9 SHARING OF INFORMATION............................................................................123
         14.10 INTEREST RATE LIMITATION.........................................................................123
         14.11 LIMITATION OF LIABILITY..........................................................................124
         14.12 ILLEGALITY.......................................................................................124
         14.13 NOTICES..........................................................................................124
         14.14 GOVERNING LAW....................................................................................125
         14.15 ENTIRE AGREEMENT.................................................................................125
         14.16 JURY TRIAL WAIVER................................................................................125
         14.17 JURISDICTION.....................................................................................125
         14.18 VENUE; INCONVENIENT FORUM........................................................................126
         14.19 EXECUTION IN COUNTERPARTS; EXECUTION BY FACSIMILE................................................126

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                              EXHIBITS AND ANNEXES

Exhibit A-1           (Form of Revolving Credit Note)
Exhibit A-2           (Form of Swing Line Note)
Exhibit A-3           (Form of Term Note)
Exhibit B-1           (Form of Credit Request)
Exhibit B-2           (Form of Swing Line Request)
Exhibit B-3           (Form of Letter of Credit Request)
Exhibit C             (Form of Rate Conversion/Continuation Request)
Exhibit D-1           (Form of Stock Pledge -- Instron Corporation for Domestic Subsidiaries)
Exhibit D-2           (Form of Share Charge -- Instron Corporation for Instron, Holdings, Ltd.)
Exhibit D-3           (Form of Share Pledge -- Instron Corporation for Instron, GmbH)
Exhibit D-4           (Form of Third Party Charge of Shares -- Instron Holdings, Ltd. for Instron Ltd.)
Exhibit E-1           (Form of Collateral Assignment of Security Interest in Patents and Patent Applications)
Exhibit E-2           (Form of Collateral Assignment of Security Interest in Trademarks and Licenses)
Exhibit E-3           (Form of Collateral Assignment of Security Interest Copyrights)
Exhibit F-1           (Form of Mortgage--Massachusetts)
Exhibit F-2           (Form of Debenture --United Kingdom -- Instron, Ltd.)
Exhibit F-3           (Form of Security Transfer  Agreement -- German)
Exhibit G             (Form of Existing Lender Payout Letter)
Exhibit H             (Form of Advertising Permission Letter)
Exhibit I             (Form of Bank Assignment Agreement)
Exhibit J             (Form of Landlord Waiver)
Exhibit K-1           (Form of Limited License Agreement -- Borrower)
Exhibit K-2           (Form of Limited License Agreement -- Third Party)
Exhibit L-1           (Form of Guaranty Agreement -- Domestic Subsidiaries)
Exhibit L-2           (Form of Security Agreement -- Domestic Subsidiaries)
Exhibit M             (Form of Borrowing Base Certificate)


Annex I               Commitments
Annex II              Definitions
Annex III             Conditions Precedent to Initial Loans
Annex IV              Supplemental Schedule
Annex V               Additional Borrower Addendum
Annex VI              Interim Waiver of Certain Closing Conditions

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
                          CREDIT AND SECURITY AGREEMENT

                                U.S. $80,000,000

                         Dated as of September 29, 1999

                  INSTRON CORPORATION, a Massachusetts corporation, INSTRON, LTD., a corporation organized under the laws of the United Kingdom, and INSTRON SCHENCK TESTING SYSTEMS, GMBH, a corporation organized under the laws of the Federal Republic of Germany, and INSTRON WOLPERT GMBH, a corporation organized under the laws of the Federal Republic of Germany, the BANKS listed on the signature pages of this Agreement, and NATIONAL CITY BANK, a national banking association, as Administrative Agent for the Banks under this Agreement, each DESIGNATED EUROPEAN ADMINISTRATIVE AGENT designated pursuant to the terms hereof, each DESIGNATED SWING LINE LENDER designated pursuant to the terms hereof, and each DESIGNATED LETTER OF CREDIT ISSUER designated pursuant to the terms hereof, hereby agree as follows:

SECTION 1         DEFINITIONS AND ACCOUNTING TERMS.

         1.1      CERTAIN DEFINED TERMS.

                  Certain capitalized terms used in this Agreement are defined on Annex II attached hereto and incorporated herein by reference.

         1.2      COMPUTATION OF TIME PERIODS.

                  In this Agreement, for the purpose of computing periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      ACCOUNTING TERMS; CALCULATIONS.

                  All accounting and financial terms not specifically defined herein shall be construed in accordance with GAAP as in effect from time to time. In all cases, such accounting and financial terms shall be applied on a basis consistent with those applied in the preparation of Instron Corporation's audited financial statements for its fiscal year ending December 31, 1998; provided, however, (a) that all financial statements shall reflect Instron Corporation's adoption of FAS 106 and (b) if any change in GAAP in itself affects the calculation of any financial covenant in Section 7.4 of this Agreement, the Borrower Representative may by written notice to the Administrative Agent, or the Administrative Agent may, or upon request by the Required Banks shall, by written notice to the Borrower Representative, require that such covenant thereafter be calculated in accordance with GAAP as in effect (and applied by Instron Corporation) immediately before such change in GAAP occurs. If any such notice is given, the compliance certificates delivered pursuant to Section 7.1(c) of this Agreement after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs. The financial statements to be furnished to the Administrative Agent on behalf of the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Administrative Agent and, in each case, consented to by the Administrative Agent; provided that, if at any time the computations determining compliance with Section 7.4 utilize accounting principles different from those utilized in the financial statements furnished to the Administrative Agent on behalf of the Banks, such computations shall set forth in reasonable detail a description of the differences and the effect thereof on such computations.

         1.4      ADDITION OF BORROWERS.

                  By execution of an Additional Borrower Addendum by a signatory thereof, and upon acceptance of such Additional Borrower Addendum by the Administrative Agent and the Required Banks and, to the extent applicable, the applicable Designated Swing Line Lender and Designated Letter of Credit Issuer, each in its sole discretion, and such signatory's satisfaction of all conditions and completion of all deliveries specified in such Additional Borrower Addendum, this Agreement shall be deemed amended so that such signatory shall become for all purposes a party to this Agreement as if an original signatory hereto and shall be admitted as a Borrower hereunder. Except to the extent this Agreement is expressly amended by the Additional Borrower Addendum in respect to such signatory Borrower, this Agreement shall be binding for all purposes upon such signatory Borrower as if an original signatory thereto.

         1.5      AUTHORIZATION OF BORROWER REPRESENTATIVE.

                  For purposes of this Agreement including, without limitation, Sections 1.3, 2.2, 2.10 and 2.11 of this Agreement, each of the Borrowers hereby: (i) authorizes the Borrower Representative to make such requests, give such notices or furnish such certificates to the Administrative Agent, the Banks or any Designated Swing Line Lender or Designated Letter of Credit Issuers as may be required or permitted by this Agreement for the benefit of such Borrower and to give any consents on behalf of such Borrower required by Section 12.1(a) of this Agreement in connection with assignments by Banks pursuant thereto and
(ii) authorizes the Administrative Agent to treat such requests, notices, certificates or consents made, given or furnished by the Borrower Representative as having been made, given or furnished by such Borrower for purposes of this Agreement. Unless otherwise agreed to by the Administrative Agent, the Borrower Representative shall be the only Person entitled to make, give or furnish such requests, notices, certificates or requests directly to the Administrative Agent, the Banks or any Designated Swing Line Lender or Designated Letter of Credit Issuer for purposes of this Agreement. Each of the Borrowers agrees to be bound by all such requests, notices, certificates and consents and other such actions by the Borrower Representative and agrees that all notices to and demands upon the Borrower Representative in respect of any Borrower shall constitute effective notice to and demand upon such Borrower for all purposes hereof. In each case, the Administrative Agent, the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers shall be entitled to rely upon all such requests, notice, certificates and consents made, given or furnished by the Borrower Representative pursuant to the provisions of this Agreement or any other Loan Documents as being made or furnished on behalf of, and with the effect of irrevocably binding, such Borrower.

         1.6      CONSTRUCTION OF TERMS GENERALLY.

                  The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including," shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning as the word "shall." Unless the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented or otherwise modified (subject to any restriction on such amendments, supplements or modifications as may be set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof," and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not any particular provision hereof, (d) all references to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) unless the context or the provisions of this Agreement otherwise indicate, the words "assets" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, and tangible and intangible assets and properties, including cash, securities, accounts and contract rights and interests in any of the foregoing.

         1.7      CURRENCY EQUIVALENTS.

                  For purposes of this Agreement, except as otherwise specified herein, (i) the equivalent in Dollars of any Alternate Currency shall be determined by using the applicable Exchange Rate at which the Administrative Agent offers to exchange Dollars for such Alternate Currency at its Payment Office at 9:00 A.M. (local time at the Payment Office of the Administrative Agent) two Business Days prior to the date on which such equivalent is to be determined, (ii) the equivalent in any Alternate Currency of any other Alternate Currency shall be determined by using the applicable Exchange Rate at which the Administrative Agent offers to exchange such Alternate Currency for the equivalent in Dollars of such other Alternate Currency at its Payment Office at 9:00 A.M. (local time at the Payment Office of the Administrative Agent) two Business Days prior to the date on which such equivalent is to be determined, and (iii) the equivalent in any Alternate Currency of Dollars shall be determined by using the applicable Exchange Rate at which the Administrative Agent offers to exchange such Alternate Currency for Dollars at its Payment Office at 9:00 A.M. (local time at the Payment Office of the Administrative Agent) two Business Days prior to the date on which such equivalent is to be determined; provided, that (A) the equivalent in Dollars of each LIBOR Rate Loan made in an Alternate Currency shall be recalculated hereunder on each date that it shall be necessary (or the Administrative Agent shall elect) to determine the unused portion of each Bank's Commitment, or the amount of any Loan outstanding on such date; (B) for purposes of Sections 2.7(a), 2.12(e) and 2.10(b), the equivalent in Dollars of any Swing Line Loan denominated in an Alternate Currency shall be calculated by the applicable Designated European Administrative Agent: (x) on the date of the making of such Swing Line Loan or the Rate Continuation or Rate Conversion of such Swing Line Loan (y) on the first Business Day of each calendar month thereafter and (z) in any other case where the same is required or permitted to be calculated, on such other day as the such Designated European Administrative Agent may, in its sole discretion, consider appropriate; (C) the equivalent in Dollars of any unreimbursed drawing in respect of any Letter of Credit denominated in an Alternate Currency shall be determined at the time the drawing under such Letter of Credit was paid or disbursed by the applicable Designated Letter of Credit Issuer or the applicable Lending Installation thereof; (D) for purposes of Sections 2.1(a), 2.12(e) and 2.10(b), the equivalent in Dollars of any Revolving Credit Loan denominated in an Alternate Currency or the face amount of any Letter of Credit denominated in an Alternate Currency shall be calculated by the Administrative Agent (x) on the date of the making of such Loan, the Rate Continuation or Rate Conversion of such Loan, or the issuance of the respective Letter of Credit, as the case may be, (y) on the first Business Day of each calendar month thereafter and (z) in any other case where the same is required or permitted to be calculated, on such other day as the Administrative Agent may, in its sole discretion, consider appropriate; and (E) for purposes of Sections 2.16(c), 2.16(d)(i) and 2.16(d)(ii), the equivalent in Dollars of any Loan denominated in an Alternate Currency or the face amount of any Letter of Credit denominated in an Alternate Currency shall be calculated on the first day of each calendar month in the quarterly period in which the respective payment is due pursuant to said Sections.

         1.8      LIABILITY OF BORROWERS.

                  The parties intend that this Agreement shall in all circumstances be interpreted to provide that each Foreign Borrower is liable only for Loans made to such Borrower, interest on such Loans, such Foreign Borrower's guaranty pursuant to Section 2.12(l)(ii) of reimbursement obligations owing to the Designated Letter of Credit Issuer by its Foreign Subsidiaries, and its Ratable Borrower Share of otherwise unallocated general fees, reimbursements and charges hereunder and under any other Loan Document. The parties likewise intend that this Agreement shall in all circumstances be interpreted to provide, unless otherwise expressly stated to the contrary, that each Domestic Borrowers and each Domestic Subsidiary which is a party to a Subsidiary Guaranty is liable for all Obligations of all of the Borrowers.

SECTION 2         STATEMENT OF TERMS.

         2.1      REVOLVING CREDIT FACILITY.

                  (a)      REVOLVING CREDIT LOANS.

                           Subject to the terms and conditions set forth in this Agreement, each Bank severally agrees to make, from time to time from and after the Closing Date until the Business Day immediately preceding the Revolving Credit Termination Date, Loans, denominated in Dollars or Alternate Currency, to or for the account of each of the Borrowers on a revolving credit basis (each a "Revolving Credit Loan"); provided, however, that (i) the outstanding principal amount of Revolving Credit Loans by or on behalf of such Bank to such Borrower, when taken together with the outstanding principal amount of Revolving Credit Loans made by or on behalf of such Bank to all other Borrowers, shall not at any time exceed the lesser of: (x) an amount equal to such Bank's Ratable Portion of the Borrowing Base at such time minus the sum of the LC Exposure of such Bank at such time and the Swing Line Exposure of such Bank at such time or (y) such Bank's Revolving Credit Commitment in effect at such time minus the sum of the LC Exposure of such Bank at such time and the Swing Line Exposure of such Bank at such time, and (ii) in any event, no Revolving Credit Loans may be made in an Alternate Currency if after giving effect thereto the Dollar equivalent of the aggregate outstanding principal amount of all Revolving Credit Loans denominated in all Alternate Currencies, together with the Dollar equivalent of the aggregate Alternate Currency LC Exposure and the aggregate Alternate Currency Swing Line Exposure of all Banks, would exceed Thirty Million Dollars ($30,000,000) (the "Alternate Currency Sublimit"). Within the limits set forth in this Agreement, a Borrower may borrow, prepay and reborrow Revolving Credit Loans made to such Borrower.

                  (b)      REVOLVING CREDIT BORROWINGS.

                           Each Revolving Credit Borrowing to a Borrower shall be: (i) if comprised of Alternate Base Rate Loans, in an amount of not less than Five Hundred Thousand Dollars ($500,000), or an integral multiple of Fifty Thousand Dollars ($50,000) in excess thereof, (ii) if comprised of LIBOR Rate Loans denominated in Dollars, in an aggregate amount of not less than One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof, and (iii) if comprised of LIBOR Rate Loans denominated in an Alternate Currency, in an aggregate amount of not less than the Alternate Currency equivalent of One Million Dollars ($1,000,000) or an integral multiple of the Alternate Currency equivalent of One Hundred Thousand Dollars ($100,000) in excess thereof. Each Borrowing denominated in an Alternate Currency may only be a LIBOR Rate Borrowing and not an Alternate Base Rate Borrowing. Each

         Borrower shall be entitled to have more than one Revolving Credit Borrowing outstanding at one time; provided, however, that no Borrower shall be entitled to request a Revolving Credit Borrowing which, together with all outstanding Revolving Credit Borrowings, Term Borrowings and Swing Line Loans to all Borrowers, would result in an aggregate of more than twenty-five (25) Borrowings (for purposes of determining the number of outstanding Borrowings, outstanding Alternate Base Rate Loans of all of the Domestic Borrowers shall be treated as a separate Borrowing and all outstanding Swing Line Loans to each Borrower shall be treated as a separate Borrowing by such Borrower) outstanding at any one time to all of the Borrowers.

                  (c)      REVOLVING CREDIT NOTES; LOAN ACCOUNT.

                           Each Bank's Revolving Credit Loans to a Borrower shall be evidenced at all times by a Revolving Credit Note which shall
         (i) be executed and delivered by the Borrower and payable to the order of such Bank and (ii) be in a stated principal amount equal to the Revolving Credit Commitment of such Bank and be payable to the order of such Bank in an amount equal to the unpaid principal amount of such Bank's Revolving Credit Loans evidenced thereby, (iii) mature on the Revolving Credit Termination Date, (iv) bear interest as provided in this Agreement, (v) be subject to mandatory prepayment as provided in
         Section 2.10, and (vi) be entitled to the benefits of this Agreement and the other Loan Documents. Whenever a Borrower obtains a Revolving Credit Borrowing, each Bank shall endorse an appropriate entry in respect of the Revolving Credit Loan of such Bank comprising such Borrowing on such Bank's Revolving Credit Note or make an appropriate entry in a loan account (the "Loan Account") maintained in such Bank's books and records, or both, to evidence such Bank's Revolving Credit Loans to such Borrower. The Loan Account shall also evidence: (i) accrued interest on the Revolving Credit Loans of such Bank to each Borrower, (ii) all other amounts due to the Bank in respect of such Revolving Credit Loans, and (iii) all payments made by each Borrower in respect of such Revolving Credit Loans. Each entry on a Bank's Revolving Credit Note, books and records or Loan Account shall be prima facie evidence of the data entered. Such entries by a Bank shall not be a condition to any Borrower's obligation to repay the Obligations.

         2.2      REQUESTS FOR REVOLVING CREDIT BORROWINGS.

                  Revolving Credit Loans comprising a Revolving Credit Borrowing shall be made upon request of a Borrower in accordance with clause (a) below or upon a request deemed to be made by a Borrower pursuant to clause (b) below.

                  (a)      CREDIT REQUESTS EXECUTED BY BORROWER REPRESENTATIVE.

                           (i) Requests from a Borrower for Revolving Credit
                  Loans shall be given by the Borrower Representative to the Administrative Agent or, to the extent that a Designated European Administrative Agent has been designated for any Borrower, the Designated European Administrative Agent designated for such Borrower, as the case may be, not later than 12:00 noon (local time at the Notice Office of the Administrative Agent or such Designated European Administrative Agent): (i) on the Business Day which is the requested date of a proposed Revolving Credit Borrowing comprised of Alternate Base Rate Loans, (ii) on the Business Day which is two (2) Business Days before the requested date of a proposed Revolving Credit Borrowing comprised of LIBOR Rate Loans denominated in Dollars (provided that any Revolving Credit Borrowing comprised of LIBOR Rate Loans being requested to be advanced on the Closing Date shall not require such two (2) Business Day prior notice), and (iii) on the Business Day which is four (4) Business Days before the requested date of a proposed Revolving Credit Borrowing comprised of LIBOR Rate Loans denominated in an Alternate Currency. Each such request (a "Credit Request") for a Revolving Credit Loan shall be a written or telephonic notice (in the case of a telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent or such Designated European Administrative Agent, as the case may be). Each written Credit Request or written confirmation thereof shall be substantially in the form of Exhibit B-1 attached hereto, signed by the Borrower Representative and transmitted by the Borrower Representative to the Administrative Agent or such Designated European Administrative Agent, as the case may be, by telecopier. Each written and telephonic Credit Request and each confirmation thereof shall specify: (A) the Borrower which is to receive the proceeds of the Loans, (B) the requested date of advance of the Loans comprising such Borrowing, (C) the aggregate amount of such Loans, (D) whether such Borrowing is to be comprised of Alternate Base Rate Loans or LIBOR Rate Loans, (E) in the case of a proposed Borrowing comprised of LIBOR Rate Loans, the initial Interest Period for such LIBOR Rate Loans, and (F) in the case of a proposed Borrowing comprised of LIBOR Rate Loans, the currency, if other than Dollars, in which such LIBOR Rate Loans are being requested. Each Credit Request by or on behalf of a Borrower shall be irrevocable and binding on such Borrower and be subject to the indemnification provisions of Section 13 of this Agreement. The Administrative Agent and such Designated European Administrative Agent may rely on such telephonic Credit Request to the same extent that such Agents may rely on a written Credit Request. The Borrower for which a Credit Request was made shall bear all risks related to the giving of such Credit Request by the Borrower Representative whether given telephonically or by such other method of transmission as the Borrower Representative shall elect.

                           (ii) In the case of a proposed Revolving Credit
                  Borrowing comprised of LIBOR Rate Loans denominated in an Alternate Currency, the obligation of each Bank to make its LIBOR Rate Loan in the requested Alternate Currency as part of such Revolving Credit Borrowing is subject to:

                                    (A) if such requested Alternate Currency is
                           an Alternate Currency described in clause (i) of the definition of the term Alternate Currency, confirmation to the Borrower Representative by the Administrative Agent or the Designated European Administrative Agent designated for the Borrower for which the Credit Request is made, as the case may be, not later than four (4) Business Days before the requested date of such Revolving Credit Borrowing that such Alternate Currency is readily and freely transferable and convertible into Dollars, or

                                    (B) if such requested Alternate Currency is
                           not an Alternate Currency described in clause (i) of the definition of the term Alternate

                           Currency, confirmation to the Notice Office of the Administrative Agent or such Designated European Administrative Agent, as the case may be, by each Bank not later than four (4) Business Days before the requested date of such Revolving Credit Borrowing that such Alternate Currency is acceptable to such Bank.

                  The Administrative Agent or such Designated European Administrative Agent shall promptly notify the Borrower Representative and each of the Banks in the event that: (x) all of the Banks affirmatively confirm such Alternate Currency is acceptable as required by clause (B) above and (y) one or more of the Banks do not affirmatively confirm such Alternate Currency is acceptable as required by clause (B) above. If the Administrative Agent or such Designated European Administrative Agent has not provided the affirmative confirmation referred to in clause (A) above or has notified the Borrower Representative that not all of the Banks have affirmatively confirmed acceptability of the Alternate Currency as required by clause (B), the Borrower Representative may, by notice to the Administrative Agent at the Notice Office thereof not later than three (3) Business Days before the requested date of such Revolving Credit Borrowing, withdraw the Credit Request relating to such requested Revolving Credit Borrowing. If the Borrower Representative withdraws such Credit Request, the Revolving Credit Borrowing requested in such Credit Request shall not occur and the Administrative Agent or such Designated European Administrative Agent shall promptly notify each of the Banks of such withdrawal. If the Borrower Representative does not withdraw such Credit Request, the Administrative Agent or such Designated European Administrative Agent, as the case may be, shall promptly notify each of the Banks, and such Credit Request shall be deemed to be a Credit Request which requests a Revolving Credit Borrowing comprised of LIBOR Rate Loans denominated in Dollars in an aggregate amount equal to the Dollar equivalent, on the date the Administrative Agent or such Designated European Administrative Agent notifies each of the Banks, of the amount of the originally requested Revolving Credit Borrowing denominated in the Alternate Currency. Such notice of continued Credit Request by the Administrative Agent or such Designated European Administrative Agent to each of the Banks shall state such aggregate amount of such Revolving Credit Borrowing in Dollars and such Bank's ratable portion of such Revolving Credit Borrowing.

                  (b)      DEEMED CREDIT REQUESTS.

                           A Borrower shall be deemed to have made a request for a Borrowing (a "Deemed Credit Request"), which Deemed Credit Request shall be deemed to be irrevocable, upon the occurrence of any of the following

                           (i) LETTER OF CREDIT DRAWING. As specified in Section
                  2.12(f) of this Agreement, upon a failure of a Borrower to reimburse any Designated letter of Credit Issuer with respect to a drawing under a Letter of Credit, the applicable Borrower, or, in the case of a Letter of Credit issued for the account of a Letter of Credit Obligor that is not a Borrower, the Borrower guarantying reimbursement of such Letter of Credit Obligor pursuant to Section 2.12(l) of this Agreement, shall be deemed to have made a Deemed Credit Request for a Revolving Credit Borrowing comprised of Alternate Base Rate Loans denominated in Dollars in an amount equal to the amount necessary to reimburse the applicable Designated Letter of Credit Issuer for such drawing.

                           (ii) SWING LINE LOAN REFUNDING. As specified in
                  Section 2.7(j) of this Agreement, upon a demand by a Designated Swing Line Lender for a refunding of outstanding Swing Line Loans advanced to a Borrower, such Borrower shall be deemed to have made a Deemed Credit Request for a Revolving Credit Borrowing comprised of LIBOR Rate Loans denominated in Dollars in an amount equal to the amount necessary to refund the applicable Designated Swing Line Lender for such outstanding Swing Line Loans.

                           (iii) PAYMENT OF INTEREST AND OBLIGATIONS. Upon the
                  occurrence of any interest, fee or other payment Obligation of a Borrower hereunder becoming due without payment, such Borrower shall be deemed to have made a Deemed Credit Request for a Revolving Credit Borrowing comprised of Alternate Base Rate Loans in an amount equal to the amount necessary to pay such interest, fee or payment Obligation.

         Each Bank acknowledges and agrees that its obligation to participate in and make Loans comprising a Borrowing pursuant to a Deemed Credit Request is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Potential Default or Event of Default hereunder or the failure of any condition precedent set forth in Section 3 of this Agreement to be satisfied at the time of the making of such Deemed Credit Request, and each Loan made by a Bank in satisfaction of its obligation shall be made without any offset, abatement, withholding or reduction whatsoever.

         2.3      FUNDING OF REVOLVING CREDIT LOANS.

                  The Administrative Agent or the Designated European Administrative Agent designated for the Borrower for which a Credit Request is made, as the case may be, shall notify each Bank of a Credit Request or Deemed Credit Request not later than 1:00 p.m. (local time at the Payment Office of the Administrative Agent or such Designated European Administrative Agent, as the case may be) on the date received by telecopier, telephone or similar form of transmission. Each Bank shall, before 2:00 p.m. (local time at the Payment Office of the Administrative Agent or such Designated European Administrative Agent, as the case may be) on the date of each Revolving Credit Borrowing requested for a Borrower, make available to the Administrative Agent or such Designated European Administrative Agent, as the case may be, in Dollars or, subject to Section 2.2(a)(ii), the applicable Alternate Currency, in immediately available funds at the account of the Administrative Agent or such Designated European Administrative Agent, as the case may be, maintained at the Payment Office of the Administrative Agent or such Designated European Administrative Agent, as the case may be, as shall have been notified by the Administrative Agent or such Designated European Administrative Agent, as the case may be, to the Banks prior to such date, such Bank's Ratable Portion of the Revolving Credit Loans comprising such Revolving Credit Borrowing. On the date specified for a Revolving Credit Borrowing in such Credit Request (or, in the case of a Deemed Credit Request, on the earliest dated permitted after the receipt of Credit Request hereunder), after receipt by the Administrative Agent or such Designated European Administrative Agent, as the case may be, of the funds representing a Bank's Ratable Portion of such Revolving Credit Borrowing and subject to the terms of this Agreement and the fulfillment of the conditions set forth in Section 3 of this Agreement, the Administrative Agent or such

Designated European Administrative Agent shall promptly make such Revolving Credit Loan of such Bank available to the Borrower specified in the Credit Request or with respect to which the Deemed Credit Request is applicable, in immediately available funds, by wire transfer or intrabank transfer to: (A) the Operating Account of such Borrower or (B) such other account of such Borrower as the Administrative Agent or such Designated European Administrative Agent, as the case may be, and the Borrower Representative shall have agreed upon from time to time for this purpose; provided, however, that, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, the Administrative Agent or such Designated European Administrative Agent, as the case may be, shall return the amounts so received to the respective Banks.

         2.4      AVAILABILITY OF FUNDS.

                  Subject to Section 2.2(a)(ii) of this Agreement, unless the Administrative Agent or the applicable Designated European Administrative Agent shall have received notice from a Bank prior to the date (or, in the case of Alternate Base Rate Loans, prior to the time) of any Revolving Credit Borrowing that such Bank will not make available to the Administrative Agent or such Designated European Administrative Agent, such Bank's Ratable Portion of the Revolving Credit Borrowing, the Administrative Agent or such Designated European Administrative Agent may assume that such Bank has made its Ratable Portion of the Revolving Credit Borrowing available to the Administrative Agent or such Designated European Administrative Agent on the date of the Revolving Credit Borrowing in accordance with Section 2.3 of this Agreement. In reliance upon such assumption, the Administrative Agent or such Designated European Administrative Agent may, but shall not be obligated to, make available on such date to the Borrower, specified in the Credit Request or to which the Deemed Credit Request is applicable, a corresponding portion of the Revolving Credit Borrowing. Any disbursement by the Administrative Agent or such Designated European Administrative Agent in reliance on such assumption shall be deemed to be a Revolving Credit Loan by such Bank.

         2.5      FAILURES TO FUND LOANS OR PARTICIPATING INTERESTS.

                  If, and to the extent that, any Bank fails to make available to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, the amount of such Bank's Ratable Portion of any Revolving Credit Borrowing pursuant to Section 2.3 hereof (or pursuant to
Section 2.7(j) or 2.12(f) hereof in connection with Deemed Credit Requests for Revolving Credit Loan refunding of Swing Line Loans or payment of unpaid reimbursement obligations hereunder) or Term Borrowing pursuant to Section 2.8(d) made available to a Borrower by the Administrative Agent or such Designated European Administrative Agent pursuant to Section 2.4 hereof or fails to make available to the Administrative Agent or such Designated European Administrative Agent the amount of such Bank's participation purchase price payable for its participating interest in outstanding Swing Line Loans to such Borrower or unpaid reimbursement obligations owing by such Borrower (pursuant to Section 2.7(k) or 2.12(f) hereof), such Bank shall pay such amount to the Administrative Agent or such Designated European Administrative Agent, as the case may be, for application pursuant to this Section immediately upon demand by the Administrative Agent or such Designated European Administrative Agent therefor. To the extent such Bank does not pay such amount to the Administrative Agent or such Designated European Administrative Agent, as the case may be, forthwith upon such demand by the Administrative Agent or such Designated European Administrative Agent, the Administrative Agent or such Designated European Administrative Agent, as the case may be, shall promptly request payment thereof from such Borrower, and such Borrower shall immediately pay such amount to the Administrative Agent or such Designated European Administrative Agent for application pursuant to this Section. Such Bank and such Borrower shall be severally liable to pay interest to the Administrative Agent or such Designated European Administrative Agent, as the case may be, for application pursuant to this Section on such amount for each day from the date such amount should otherwise have been made available to the Administrative Agent or such Designated European Administrative Agent until the date any such amount is paid to the Administrative Agent or such Designated European Administrative Agent, as the case may be, by such Bank or such Borrower, as the case may be, at a per annum rate of interest equal to: (x) if paid by such Bank, the Federal Funds Effective Rate in the case of the Administrative Agent or Cost of Funds Rate in the case of such Designated European Administrative Agent or (y) if paid by such Borrower, the interest rate applicable to such Revolving Credit Borrowings or Term Borrowings.

                  (a)      CONTINUING OBLIGATION OF BORROWERS.

                           Failure of any Bank to fund its Ratable Portion of any Revolving Credit Borrowing or Term Borrowing or to pay the participation purchase price for its participating interests hereunder shall not relieve or excuse the performance by any Borrower of any of such Borrower's duties or obligations hereunder.

                  (b)      PAYMENT CONSTITUTING RATABLE PORTION.

                           If such Bank pays to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, the Bank's Ratable Portion of such Revolving Credit Borrowing, Term Borrowing or participation purchase price for its participating interests hereunder prior to repayment of such amount by the applicable Borrower, the amount so repaid shall constitute such Bank's Ratable Portion of such Revolving Credit Borrowing, Term Borrowing or participation purchase price for its participating interest. Such payment shall be applied as if paid when otherwise required hereunder and shall be applied as provided in Section 2.3, 2.7(j), 2.12(f), 2.7(k) or 2.12(f) hereof, as the case may be. In such circumstances, such Borrower shall have no further obligation to make the payment required by this Section.

                  (c)      TREATMENT OF BANK FAILING TO FUND.

                           To the extent any Bank fails to make available to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, such Bank's Ratable Portion of Revolving Credit Borrowings or Term Borrowings hereunder or such Bank's participation purchase price for its participating interests hereunder, the Administrative Agent or such Designated European Administrative Agent shall not be obligated to transfer to such Bank any payments made by a Borrower to the Administrative Agent or such Designated European Administrative Agent for the benefit of such Bank until such Bank's cure of such failure. Until the earlier of such Bank's cure of such failure or the termination of the Commitments of the Banks and the Aggregate Swing Line Commitment of the Designated Swing Line Lenders, all amounts repaid to the Administrative Agent or such Designated European Administrative Agent, as the case may be, by a Borrower which would otherwise be required to be applied to such Bank's Ratable Portion of the Obligations shall be advanced to such Borrower, the affected Designated Swing Line Lender or Designated Letter of Credit Issuer, as applicable, by the Administrative Agent or such Designated European Administrative Agent, as the case may be, on behalf such Bank to cure, in full or in part, the failure by such Bank, but shall nevertheless be deemed to have been paid to such Bank in satisfaction of the Obligations to which such payment would otherwise have been applied.

                  (d)      CONTINUING OBLIGATION OF BANKS TO FUND.

                           It is understood that: (i) a Bank shall not be responsible for any failure by any other Bank to perform its obligation to make any Loans hereunder or make payments of any participation purchase price for its participating interest hereunder, (ii) the Commitment of a Bank shall not be increased or decreased as a result of any failure by any other Bank to perform its obligation to make any Loans hereunder or pay any participation purchase price, (iii) failure by any Bank to perform its obligation to make any Loans hereunder or pay the participation purchase price for its participating interests hereunder shall not excuse any other Bank from its obligation to make any Loans hereunder or pay any participation purchase price for its participating interests hereunder, and (iv) the obligations of each Bank hereunder shall be individual and several, not joint and several.

                  (e) DEFAULTING LENDER; OBLIGATIONS OF DESIGNATED SWING LINE LENDERS AND LETTER OF CREDIT ISSUERS.

                           In the circumstance that any Defaulting Lenders exist, no Designated Swing Line Lender or Designated Letter of Credit Issuer shall be required to make or issue, as the case may be, any Swing Line Loan or Letter of Credit unless such Designated Swing Line Lender or Designated Letter of Credit Issuer have entered into arrangements with the applicable Borrowers satisfactory to such Designated Swing Line Lender or Designated Letter of Credit Issuer and the Borrower Representative which either (i) eliminate such Designated Swing Line Lender's or Designated Letter of Credit Issuer's risk with respect to the refunding of or participation in Swing Line Loans and Letters of Credit by such Defaulting Lender, including creation of a cash collateral account to assure payment of such Defaulting Lender's Ratable Portion of outstanding Swing Line Obligations and Letter of Credit Obligations or (ii) provide that the making of such Swing Line Loan or the issuance of the Letter of Credit, taking into account the potential failure of such Defaulting Lender to refund or purchase participating interests therein, will not cause the Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be, to incur aggregate credit exposure hereunder with respect to Revolving Credit Loans made thereby and Swing Line Obligations and Letter of Credit Obligations owing thereto to be in excess of its Revolving Credit Commitment (such applicable Borrower agreeing not to thereafter incur Revolving Credit Loans or Swing Line Obligations and Letter of Credit Obligations hereunder which would cause such aggregate excess exposure).

         2.6      AFFILIATED FUNDING THROUGH, ON BEHALF OF, OR BY BANKS.

                  (a)      SPC FUNDING ON BEHALF OF BANKS.

                           Notwithstanding anything to the contrary contained herein, all or any part of a Loan that any Bank or Designated Swing Line Lender (an "Obligated Bank") may be obligated to fund pursuant to this Agreement may be funded on such Bank's behalf by a special purpose funding vehicle (an "SPC"); provided, however, that, (a) if any SPC fails to fund all or any part of such Loan, the Obligated Bank shall be obligated to fund such Loan pursuant to the terms hereof, (b) in no event shall any such funding by any SPC increase the costs or expenses for which any Borrower is liable under this Agreement and (c) in no event shall any such funding through any SPC subject any Borrower to any Taxes or other Taxes without such Obligated Bank's being subject to the exercise by the Borrowers of their rights under Section 12.3 of this Agreement. The funding of a Loan by an SPC hereunder shall utilize the Commitment of the Obligated Bank to the same extent, and as if, such Loan were funded by such Obligated Bank, and for purposes of this Agreement, such Loan shall be deemed to have been made by such Obligated Bank. Each party hereto hereby agrees that: (i) no SPC shall be liable for any indemnity or payment under this Agreement for which such Obligated Bank would otherwise be liable and
         (ii) the SPC shall act only on behalf of and through the Obligated Bank and shall have no rights hereunder or otherwise with respect to any Borrower independent of those of such Obligated Bank hereunder. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee for such SPC's obligations which has agreed in writing to be bound by the provisions of Section 12.4 hereof. This Section 2.6 may not be amended without the prior written consent of each Obligated Bank which has notified Borrower Representative and the Administrative Agent that all or any part of any of its Loans is being funded by an SPC at the time of such amendment.

                  (b) FUNDING BY BANKS, DESIGNATED SWING LINE LENDERS, AND DESIGNATED LETTER OF CREDIT ISSUERS THROUGH OR ON BEHALF OF LENDING INSTALLATIONS.

                           Notwithstanding anything to the contrary contained herein, all or any part of a Loan that any Obligated Bank may be obligated to fund pursuant to this Agreement (i) may be funded by such Bank on behalf of such Bank's Lending Installation or (ii) may be funded on such Bank's behalf by such Bank by and through any such Lending Installation; provided that, (a) if any Lending Installation fails to fund all or any part of such Loan, the Obligated Bank shall be obligated to fund such Loan pursuant to the terms hereof, (b) in no event shall any such funding by any Lending Installation increase the costs or expenses for which any Borrower is liable under this Agreement and (c) in no event shall any such funding on behalf of or through any such Lending Installation subject any Borrower to any Taxes or other Taxes without such Obligated Bank's being subject to the exercise by the Borrowers of their rights under Section 12.3 of this Agreement. The funding of a Loan by a Lending Installation hereunder shall utilize the Commitment of the Obligated Bank to the same extent, and as if, such Loan were funded by such Obligated Bank, and for purposes of this Agreement, such Loan shall be deemed to have been made directly by such Obligated Bank. The funding of a Loan by such Lending Installation on behalf of its Obligated Bank hereunder shall utilize the Commitment of the Obligated Bank to the same extent, and as if, such Loan were funded by such Obligated Bank for its own account, and for purposes of this Agreement, such Loan shall be deemed to have been made by such Obligated Bank for the account of the Obligated Bank. Any payments made by any Borrower to the Obligated Bank or its Lending Installation shall be applied in reduction of the Obligations owing by such Borrower to the Obligated Bank and shall automatically reduce on dollars for dollar any related account of the Lending Installation with respect to such Obligations to the Obligated Bank. Each party hereto hereby agrees that the Lending Installation shall have no rights hereunder or otherwise with respect to any Borrower independent of those of such Obligated Bank hereunder but shall by reason of its acceptance of its selection as a Lending Installation, otherwise be deemed subject to the terms and conditions hereof. This Section 2.6 may not be amended without the prior written consent of each Obligated Bank which has notified Borrower Representative and the Administrative Agent that all or any part of any of its Loans is being funded on such Bank's behalf through a Lending Installation at the time of such amendment.

         2.7      SWING LINE LOAN FACILITY.

                  (a)      SWING LINE LOANS.

                           Subject to the terms and conditions set forth in this Agreement, each Foreign Borrower having a Designated Swing Line Lender designated for such Borrower hereunder may request such Designated Swing Line Lender to make, and each such Designated Swing Line Lender is irrevocably authorized by the Administrative Agent, the Designated European Administrative Agent designated for such Borrower and the Banks to make and severally agrees to make directly or through its Lending Installation, from time to time from and after the Closing Date until the Business Day immediately preceding the Swing Line Termination Date, Loans denominated in Dollars or Alternate Currency to or for the account of such Borrower on a revolving credit basis (each a "Swing Line Loan"); provided, however, that the aggregate principal amount of Swing Line Loans advanced by all Designated Swing Line Lenders outstanding at any time shall not exceed the lesser of: (i) Five Million Dollars ($5,000,000) or the Alternate Currency equivalent thereof (the "Aggregate Swing Line Commitment") or (ii) the lesser of the aggregate Revolving Credit Commitments of the Banks in effect at such time or the Borrowing Base minus the sum of the aggregate principal amount of the Revolving Credit Loans of the Banks outstanding at such time and the aggregate LC Exposure of the Banks at such time. Within the limits set forth herein, a Borrower may borrow, pay or prepay and reborrow Swing Line Loans advanced to such Borrower.

                  (b)      CONDITIONS TO SWING LINE LOANS.

                           (i) CONDITION PRECEDENT TO SWING LINE LOANS. The
                  Foreign Borrowers shall be entitled to request Swing Line Loans only from and after the time during or upon expiration of the Syndication Period to the extent that the Administrative Agent has designated a Designated European Administrative Agent which Designated European Administrative Agent has been assigned a minimum of at least $5,000,000 of an initial Bank's rights and obligations under this Agreement and of the Revolving Credit Commitment of such initial Bank hereunder.

                           (ii) CONDITIONS TO CESSATION OF ADVANCE OF SWING LINE
                  LOANS. If the conditions to borrowing Swing Line Loans pursuant to Section 3.2 hereof cannot be satisfied with respect to one or more of the Borrowers, the Borrower Representative shall, and any Bank, Designated Swing Line Lender or Lending Installation may, give immediate written notice (a "Non-Compliance Notice") of such failure to the Designated European Administrative Agent and each Designated Swing Line Lender, as the case may be, and the Designated European Administrative Agent shall promptly provide each Bank and the Administrative Agent at the Notice Office of such Bank and the Administrative Agent with a copy of such Non-Compliance Notice. If the conditions for borrowing under
                  Section 3.2 hereof cannot be satisfied, the Required Banks may by telephonic or written notice to the Designated European Administrative Agent instruct the Designated European Administrative Agent to direct the Designated Swing Line Lenders to cease, and the Designated European Administrative Agent shall by telephonic or written notice to the Designated Swing Line Lenders promptly direct the Designated Swing Line Lenders to cease, and thereupon the Designated Swing Line Lenders shall immediately cease, making Swing Line Loans to the Borrowers for which such Designated Swing Line Lender is designated until the conditions to borrowing are satisfied or waived in accordance with Section 14.1 hereof. Unless the Designated European Administrative Agent so directs the Designated Swing Line Lenders to cease making Swing Line Loans, each Designated Swing Line Lender may, but is not obligated to, continue to make (subject to the limitations of Section 2.7(a) hereof) Swing Line Loans one (1) Business Day after the Non-Compliance Notice is furnished to the Banks by the applicable Designated European Administrative Agent.

                  (c)      SWING LINE BORROWINGS.

                           The Swing Line Loans to a Borrower shall be comprised of one or more Swing Line Borrowings from the Designated Swing Line Lender designated for such Borrower as such Borrower may elect from time to time. Each Swing Line Borrowing advanced to a Borrower by the Designated Swing Line Lender designated for such Borrower shall be: (i) if denominated in Dollars, in an aggregate amount of not less than Two Hundred and Fifty Thousand Dollars ($250,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof, and (ii) if denominated in an Alternate Currency, in an aggregate amount of not less than the Alternate Currency equivalent of Two Hundred and Fifty Thousand Dollars ($250,000) or an integral multiple of the Alternate Currency equivalent of One Hundred Thousand Dollars ($100,000) in excess thereof. Each Borrower shall be entitled to have more than one Swing Line Borrowing outstanding at one time; provided, however, that no Borrower shall be entitled to request a Swing Line Borrowing which would result in an aggregate of more than ten (10) Swing Line Borrowings from the applicable Designated Swing Line Lender for such Borrower outstanding at any one time to such Borrower.

                  (d)      SWING LINE LOAN REQUESTS.

                           Requests for Swing Line Loans for a Borrower shall be given by the Borrower Representative to the Designated European Administrative Agent designated for such Borrower not later than 2:00 p.m. (local time at the Notice Office of such Designated European Administrative Agent): (i) on the Business Day which is the same Business Day as the requested date of a proposed Swing Line Loan which is to be a Money Market Rate Loan or (ii) on the Business Day which is three (3) Business Days prior to or, to the extent acceptable the applicable Designated Swing Line Lender, in its sole discretion, the same Business Day as the requested date of a proposed Swing Line Loan which is to be a LIBOR Rate Loan. Each such request (a "Swing Line Request") for a Swing Line Loan shall be a written or telephonic notice (in the case of a telephonic notice, promptly confirmed in writing if so requested by the Designated European Administrative Agent). Each written Swing Line Request or written confirmation thereof be shall be substantially in the form of Exhibit B-2 attached hereto, signed by the Borrower Representative and transmitted by the Borrower Representative to the Designated European Administrative Agent by telecopier. Each written and telephonic Swing Line Request and each confirmation thereof shall specify: (i) the requested date of the proposed Swing Line Loan,
         (ii) the aggregate amount of such Swing Line Loan, (iii) confirmation that such Swing Line Loan is to be comprised of Swing Line Borrowing denominated in Dollars or, if other than in Dollars, the Alternate Currency in which such Swing Line Loan is to be denominated, (iv) confirmation whether such Swing Line Loan is the be a Money Market Rate Loan or a LIBOR Rate Loan and (v) if the Swing Line

         Loan is to be a Money Market Rate Loan, confirmation of the maturity date of the requested Swing Line Loan (which shall not be more than thirty (30) days in the case of Money Market Rate Loans) and the Borrower's acceptance of the fixed or floating Quoted Money Market Rate quoted to the Borrower Representative by the Designated European Administrative Agent pursuant to Section 2.7(f) of this Agreement. Each Swing Line Request shall be irrevocable and binding on the Borrower for which the request was made and be subject to the indemnification provisions of Section 13 of this Agreement. The Borrower for which a Swing Line Request was made shall bear all risks related to the giving of such Swing Line Request by the Borrower Representative on behalf of such Borrower whether given telephonically or by such other method of transmission as the Borrower Representative shall elect.

                  (e)      NOTICE OF REQUESTS; OUTSTANDINGS.

                           Each Designated European Administrative Agent shall give the Designated Swing Line Lender and the Administrative Agent, which Administrative Agent shall in turn give each Bank, prompt written or telecopy notice of any Swing Line Request received from the Borrower Representative pursuant to Section 2.7(d) and the amount of Swing Line Loans funded by the Designated Swing Line Lender pursuant thereto. Such Designated European Administrative Agent shall maintain the record of such fundings of Swing Line Loans in the Control Account maintained by such Designated European Administrative Agent pursuant to Section 2.17(d) hereof. Each Designated European Administrative Agent shall provide to the Administrative Agent a quarterly (or monthly if requested by the Administrative Agent) summary describing the Swing Line Loans advanced during such period by the Designated Swing Line Lender and then outstanding as well as an identification for the relevant period of the daily aggregate principal of such Swing Line Loans outstanding.

                  (f)      PROCEDURE FOR OBTAINING QUOTED MONEY MARKET RATE.

                           Whenever the Borrower Representative proposes to submit a Swing Line Request to the Designated European Administrative Agent for a Swing Line Borrowing to a Borrower, requests for an interest rate quote for such Swing Line Borrowing shall be given by the Borrower Representative to such Designated European Administrative Agent not later than 11:00 (local time at the Notice Office of such Designated European Administrative Agent and Lending Installation thereof) on the same Business Day as the Swing Line Request is required to be given to such Designated European Administrative Agent pursuant to Section 2.7(d) hereof. Each such request (a "Rate Quote Request") for a quote shall be a written or telephonic notice requesting such Designated European Administrative Agent to quote a fixed or floating interest rate (the "Quoted Money Market Rate") which would be applicable to the Money Market Rate Loan comprising such Swing Line Borrowing if such Money Market Rate Loan were made on or prior to a date specified in such Rate Quote Request and remained outstanding until the maturity date specified in such Rate Quote Request. The Designated European Administrative Agent will immediately so notify the Designated Swing Line Lenders of such Rate Quote Request, and, if all of such Designated Swing Line Lenders are agreeable to a particular interest rate for the proposed maturity of such Money Market Rate Loans, such Quoted Money Market Rate for such proposed Money Market Rate Loan shall be quoted by the Designated European Administrative Agent to the Borrower Representative on or before 1:00 p.m. (local time at the Notice Office of such Designated European Administrative Agent) on the day such Rate Quote Request is received by the Designated European Administrative Agent. The parties contemplate that any Quoted Money Market Rate will be a rate of interest which reflects a margin corresponding to the Applicable Margin in effect at the time of quotation of any Quoted Money Market Rate over the then prevailing: (i) Federal Funds Effective Rate or Cost of Funds Rate or (ii) any other then prevailing commercial paper, call money, overnight repurchase or similar commonly quoted interest rate, in each case, to be selected as the basis for the quote by such Designated European Administrative Agent.

                  (g)      SWING LINE NOTES; SWING LINE LOAN ACCOUNT.

                           The Swing Line Loans from each Designated Swing Line Lender shall be evidenced at all times by a Swing Line Note which shall
         (i) be executed and delivered by such Borrower for which the Designated Swing Line Lender is designated and payable to the order of such Designated Swing Line Lender, (ii) be in a stated principal amount equal to the Designated Swing Line Lender Commitment and be payable in the principal amount of the Swing Line Loans evidenced thereby, (iii) as to any Swing Line Loans advanced, mature on the selected maturity date applicable to such Swing Line Loan and in no event later than the Swing Line Termination Date, (iv) bear interest as provided in Section 2.13(a)(iii) in respect of each Money Market Rate Loan evidenced thereby, (v) be subject to mandatory prepayment as provided in Section 2.10, and (vi) be entitled to the benefits of this Agreement and the other Loan Documents. Whenever a Borrower obtains a Swing Line Loan, the Designated Swing Line Lender advancing such Swing Line Loan shall endorse an appropriate entry on such Swing Line Note or make an appropriate entry in a loan account (the "Swing Line Loan Account") maintained in such Designated Swing Line Lender's books and records, or both, to evidence such Swing Line Loans. The Swing Line Loan Account shall also evidence: (A) accrued interest on the Swing Line Loan, (B) all other amounts due to the Designated Swing Line Lender in respect of the Swing Line Note and (C) all payments made by the Borrower to the Designated Swing Line Lender for application to such Swing Line Loans. Each entry on the Swing Line Note, Designated Swing Line Lender's books and records or the or in the Swing Line Loan Account shall be prima facie evidence of the data entered. Such entries shall not be a condition to a Borrower's obligation to repay the Obligations in respect of Swing Line Loans.

                  (h)      FUNDING OF SWING LINE LOANS.

                           The Designated European Administrative Agent designated for the Borrower for which a Credit Request is made shall notify the Designated Swing Line Lender for such Borrower of a Swing Line Credit Request not later than 1:00 p.m. (local time at the Notice Office of such Designated Swing Line Lender) on the date received by telecopier, telephone or similar form of transmission. Each Designated Swing Line Lender shall, before 2:00 p.m. (local time at the Payment Office of the Designated European Administrative Agent) on the date of each Swing Line Loan requested for a Borrower, make available such Swing Line Loan to such Designated European Administrative Agent, in Dollars or, subject to the Alternate Currency Sublimit specified in
         Section 2.1(a) hereof and the provisions of Section 2.2(a)(ii) hereof, the applicable Alternate Currency, in immediately available funds at the account of such Designated European Administrative Agent, maintained at the Payment Office of such Designated European Administrative Agent as shall have been notified by such Designated European Administrative Agent to the Designated Swing Line Lenders prior to such date. On the date specified for a Swing Line Loan in such Swing Line Credit Request, after such Designated European Administrative Agent's receipt of the funds representing such Designated Swing Line Lender's Swing Line Loan and subject to the terms of this Agreement and the fulfillment of the conditions set forth in
         Section 3 of this Agreement, such Designated European Administrative Agent shall promptly make such Swing Line

         Loan of such Designated Swing Line Lender available to the Borrower specified in the Swing Line Credit Request, in immediately available funds, by wire transfer or intrabank transfer to: (A) the Operating Account of such Borrower or (B) such other account of such Borrower as such Designated European Administrative Agent and the Borrower Representative shall have agreed upon from time to time for this purpose; provided, however, that, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, such Designated European Administrative Agent shall return the amounts so received to the respective Banks.

                  (i)      AVAILABILITY OF FUNDS.

                           Subject to Section 2.2(a)(ii) of this Agreement, unless the applicable Designated European Administrative Agent shall have received notice from the Designated Swing Line Lender designated for a Borrower for which a Swing Line Credit Request has been made prior to the date (or, in the case of Money Market Rate Loans, prior to the time) requested for such Swing Line Loans that such Designated Swing Line Lender will not make available to such Designated European Administrative Agent, the proceeds of such Designated Swing Line Lender's Swing Line Loan, such Designated European Administrative Agent may assume that such Designated Swing Line Lender has made its Swing Line Loan proceeds available to such Designated European Administrative Agent on the date of the Swing Line Borrowing in accordance with
         Section 2.7(h) of this Agreement. In reliance upon such assumption, such Designated European Administrative Agent may, but shall not be obligated to, make available on such date to such Borrower specified in the Credit Request, the amount of such requested Swing Line Loan. Any disbursement by such Designated European Administrative Agent in reliance on such assumption shall be deemed to be a Swing Line Loan by such Designated Swing Line Lender.

                  (j)      REFUNDING SWING LINE LOANS; SETTLEMENT BY BANKS.

                           Each Designated Swing Line Lender may from time to time by written or telecopy notice given to the Designated European Administrative Agent designated for such Designated Swing Line Lender not later 11:00 a.m. (local time at the Notice Office of such Designated European Administrative Agent), in any case on a date selected by the Designated Swing Line Lender in its sole discretion, notify such Designated European Administrative Agent of the aggregate principal amount of the Swing Line Loans advanced by such Designated Swing Line Lender outstanding as of the close of business on the Business Day immediately preceding the date of the notice and direct that such aggregate principal amount of Swing Line Loans be refunded by the Banks. Upon receipt of such notice (a "Refunding Notice"), such Designated European Administrative Agent shall, not later than 1:00 p.m. (local time at the Notice Office of such Designated European Administrative Agent) on such date of notice from such Designated Swing Line Lender, give notice to each Bank at the Lending Office of each such Bank specifying its Ratable Portion of such outstanding Swing Line Loans. Upon receipt of such notice, each Bank shall make available to such Designated European Administrative Agent for the benefit of such Designated Swing Line Lender, in immediately available funds, at the account of such Designated European Administrative Agent maintained at the Payment Office of such Designated European Administrative Agent, not later than 3:00 p.m.(local time at the Payment Office of such Designated European Administrative Agent) on the date of such notice, its Ratable Portion of such aggregate amount of Swing Line Loans outstanding and being refunded. If such Designated European Administrative Agent's notice to the Banks is received after 1:00 p.m. (local time at the Lending Office of such Bank), each Bank shall make its Ratable Portion available to such Designated

         European Administrative Agent for the benefit of the Designated Swing Line Lender not later than 11:00 a.m. (local time at the Payment Office of such Designated European Administrative Agent) on the next succeeding Business Day. Upon making such payment, each Bank shall be deemed to have made a LIBOR Rate Loan having a one month interest period to the Borrower whose Swing Line Loans are being refunded in the amount of its Ratable Portion of any such Swing Line Loan. Promptly upon the same day as receipt of such proceeds, the proceeds of such Loans shall be applied directly by such Designated European Administrative Agent to reimburse the Designated Swing Line Lender for such outstanding Swing Line Loans. Each Bank's obligation to make such refunding payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Potential Default or Event of Default hereunder or the failure of any condition precedent set forth in Section 3 of this Agreement to be satisfied, and each such payment shall be made without any setoff, recoupment, counterclaim, abatement, withholding or reduction whatsoever; except, however, that the Banks shall have no obligation to make such payment if the Designated Swing Line Lender made such Swing Line Loans being refunded after such Designated Swing Line Lender was in receipt of telephonic or written notice from the applicable Designated European Administrative Agent on behalf of the Required Banks pursuant to Section 2.7(b) hereof directing such Designated Swing Line Lender to cease making Swing Line Loans.

                  (k)      PARTICIPATING INTEREST.

                           In the event that the obligation of the Banks to make a Revolving Credit Loan pursuant to Subsection (i) to refund Swing Line Loans of a Designated Swing Line Lender cannot be satisfied by the Banks because any of the events specified in Section 8.14 shall have occurred in respect to a Borrower or one or more of the Banks shall determine that it is legally prohibited from making such a Revolving Credit Loan, each Bank (other than the Designated Swing Line Lender) or each such Bank so prohibited (other than the Designated Swing Line Lender), as the case may be, shall be obligated to purchase on the date the Revolving Credit Loan would have been made pursuant to Subsection
         (i) hereof an undivided participating interest in the outstanding Swing Line Loans in an amount equal to such Bank's Ratable Portion of the Swing Line Loans. On the purchase date, each Bank or each such Bank so prohibited shall pay to the applicable Designated European Administrative Agent, for the benefit of such Designated Swing Line Lender, in immediately available funds, at the account of such Designated European Administrative Agent maintained at the Payment Office of such Designated European Administrative Agent not later than the time such Bank would have been obligated to fund a Loan pursuant to Subsection (e) hereof, a participation purchase price in amount equal to such Bank's Ratable Portion. The proceeds of purchases by the Banks of such participating interests shall be applied directly by such Designated European Administrative Agent to reimburse the Designated Swing Line Lender for such outstanding Swing Line Loans. Upon receipt of such participation purchase price, the Designated Swing Line Lender shall, if requested by a Bank purchasing a participating interest, issue a participation certificate, dated the date of the Designated Swing Line Lender's receipt of such proceeds, and evidencing such Bank's participating interest in such Swing Line Loans. Whenever, at any time after a Designated Swing Line Lender has received from the Designated European Administrative Agent designated therefor the proceeds of any such participating interest by any other Bank, such Designated Swing Line Lender receives any payment from or on behalf of the Borrowers on account of the Swing Line Loans, such Designated Swing Line Lender will promptly pay to such Designated European Administrative Agent for distribution to such Bank its Ratable Portion of such payments (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding); provided, however, in the event such payment in respect of Swing Line Loans is required to be returned by the Designated Swing Line Lender, such Bank will return to such Designated European Administrative Agent for payment over the Designated Swing Line Lender any portion of such payment previously distributed by such Designated European Administrative Agent on behalf of the Designated Swing Line Lender.

         2.8      TERM FACILITY.

                  (a)      TERM LOANS.

                           Subject to the terms and conditions of this Agreement, each Bank having a Term Commitment hereunder severally agrees to make, on a one time basis on the Closing Date hereof, a Loan, denominated in Dollars, on a term basis (the "Term Loan") to Instron Corporation, which Term Loan can be incurred only on the Closing Date and only in the entire amount of the Term Commitment specified on Annex I in respect to such Bank; provided, however, that the outstanding principal amount of the Term Loan by each Bank shall not at any time exceed such Bank's Term Commitment. The Term Loan of each Bank shall be comprised of one or more Term Borrowings, as Instron Corporation may elect from time to time by delivery to the Administrative Agent by the Borrower Representative of a Rate Conversion/Continuation Request pursuant to Section 2.11 of this Agreement; provided, however, that the Term Loan of each Bank made on the Closing Date may, at the election of the Borrower Representative which shall not require any prior notice, consist of Alternate Base Rate Loans or LIBOR Rate Loans or some combination thereof.

                  (b)      TERM BORROWINGS.

                           Each Term Borrowing shall be: (i) if comprised of Alternate Base Rate Loans, in an aggregate amount of not less than Five Hundred Thousand Dollars ($500,000) or an integral multiple of Fifty Thousand Dollars ($50,000) in excess thereof and (ii) if comprised of LIBOR Rate Loans, in an aggregate amount of not less than One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof. Instron Corporation shall be entitled to have more than one Term Borrowing outstanding at one time; provided, however, that the Borrowers shall not be entitled to request any Term Borrowing which, together with all outstanding Revolving Credit Borrowings and Swing Line Loans to all Borrowers and Term Borrowings to Instron Corporation, would result in any Bank's having an aggregate of more than twenty-five (25) Borrowings (for purposes of determining the number of outstanding Borrowings, outstanding Alternate Base Rate Loans to all of the Borrowers shall be treated as a separate Borrowing and all outstanding Swing Line Loans to each Borrower shall be treated as a separate Borrowing by such Borrower) outstanding at any one time to all of the Borrowers.

                  (c)      TERM NOTES; LOAN ACCOUNT RECORD OF TERM LOANS.

                           Each Bank's Term Loan to Instron Corporation shall be evidenced at all times by and repayable in accordance with a Term Note, as the case may be, each of which Term Notes shall: (i) be executed and delivered by Instron Corporation and payable to the order of such Bank and (ii) be in a stated principal amount equal to the Term Commitment, as applicable, of such Bank and be payable to the order of such Bank in an amount equal to the unpaid principal amount of such Bank's Term Loan evidenced thereby, (iii) be payable in installments as provided therein and in
         Section 2.8(d) hereof and mature on the Term Loan Maturity Date applicable to such Term Loan, (iv) bear interest as provided in this Agreement, (v) be subject to mandatory prepayment as provided in
         Section 2.10 hereof, and (vi) be entitled to the benefits of this Agreement and the other Loan Documents. Each Bank shall endorse an appropriate entry in respect of disbursements and repayments of the Term Loans of such Bank comprising such Borrowing on such Bank's Term Note with respect to such Term Loan or make an appropriate entry in the Loan Account maintained in such Bank's books and records, or both, to evidence such Bank's Term Loan to Instron Corporation. The Loan Account shall also evidence: (i) accrued interest on the Term Loans of such Bank to Instron Corporation, (ii) all other amounts due to the Bank in respect of such Term Loan, and (iii) all payments made by Instron Corporation in respect of such Term Loan. Each entry on a Bank's Term Note, books and records or Loan Account shall be prima facie evidence of the data entered. Such entries by a Bank shall not be a condition to Instron Corporation's obligation to repay the Obligations.

                  (d)      AMORTIZATION AND MATURITY OF TERM LOANS.

                           (i) TERM LOAN AMORTIZATION. The Term Loan of each
                  Bank shall be repaid by Instron Corporation to the Administrative Agent for the benefit of the Banks in twenty two (22) quarterly installments of principal payable on the first day of each January, April, July and October of each calendar year as follows: (i) during the period commencing with January 1, 2000 and continuing until and including October 1, 2000, each installment shall be in a principal amount equal to such Bank's Ratable Portion of Seven Hundred and Fifty Thousand Dollars ($750,000), payable together with interest thereon, (ii) during the period commencing with January 1, 2001 and continuing until and including October 1, 2001, each installment shall be in a principal amount equal to such Bank's Ratable Portion of One Million Dollars ($1,000,000), payable together with interest thereon, (iii) during the period commencing with January 1, 2002 and continuing until and including October 1, 2002, each installment shall be in a principal amount equal to such Bank's Ratable Portion of One Million Two Hundred and Fifty Thousand Dollars ($1,250,000), payable together with interest thereon, (iv) during the period commencing with January 1, 2003 and continuing until and including April 1, 2005, each installment shall be in a principal amount equal to such Bank's Ratable Portion of One Million Five Hundred Thousand Dollars ($1,500,000), payable together with interest thereon (with the final installment payable on April 1, 2005 also including any other amount required to bring the principal of the Term Loan of such Bank to zero) (with each of such referenced repayment dates being a "Term Loan Repayment Date" and such April 1, 2005 Term Loan Repayment Date being the "Term Loan Maturity Date"). Amounts repaid with respect to a Term Loan may not be reborrowed.

         2.9      FUNDING OF TERM LOANS BY BANKS.

                  Each Bank shall, prior to 1:00 P.M. (local time at the Payment Office of the Administrative Agent) on the Closing Date, make available to the Administrative Agent, in immediately available funds at the account of the Administrative Agent maintained at the Payment Office thereof as shall have been notified by the Administrative Agent to the Banks prior to such date, the amount of Term Loans specified in Annex I in respect of such Bank.

                  (a)      DISBURSEMENT OF TERM FUNDS RECEIVED.

                           Upon the Administrative Agent's receipt of funds on the Closing Date representing a Bank's Term Loan, and subject to the terms of this Agreement and the fulfillment of the conditions set forth in Section 3 of this Agreement, the Administrative Agent shall make the Term Loan of such Bank available to the Borrowers (by advancing such funds to Instron Corporation) in immediately available funds, by wire transfer or intrabank transfer: to the Operating Account of Instron Corporation; provided, however, that, if the Term Loans shall not occur on such date because any condition precedent herein specified shall not have been met, the Administrative Agent shall return the amounts so received to the respective Banks.

                  (b)      AVAILABILITY OF TERM LOAN FUNDS.

                           Unless the Administrative Agent shall have received notice from a Bank on the Closing Date that such Bank will not make available to the Administrative Agent such Bank's Term Loan being advanced to the Borrowers, the Administrative Agent may assume prior to receipt of funds from such Bank that such Bank has made its Term Loans available to the Administrative Agent on the Closing Date. In reliance upon such assumption, the Administrative Agent may, but shall not be obligated to, make available to the Borrowers funds in the amount of such Bank's Term Loan. Any disbursement by the Administrative Agent in reliance on such assumption shall be deemed to be the advance by such Bank of its Term Loan.

         2.10     REPAYMENTS; PREPAYMENTS; REDUCTIONS OF COMMITMENTS.

                  (a)      SCHEDULED REPAYMENTS; DENOMINATIONS OF REPAYMENTS.

                           Each Borrower shall repay to the Administrative Agent, or the applicable Designated European Administrative Agent, in immediately available funds, for the account of the Banks the outstanding principal amount of its aggregate Revolving Credit Loans on the Revolving Credit Termination Date. Instron Corporation shall repay to the Administrative Agent, in immediately available funds, for the account of the applicable Banks, the Term Loans advanced by such Bank in accordance with Section 2.8(d) hereof and the applicable Term Note. Each of the Borrowers shall repay to the applicable Designated European Administrative Agent for the benefit of the applicable Designated Swing Line Lender the Swing Line Loans advanced to such Borrower in accordance with Section 2.7(g) of this Agreement and the Swing Line Note. Repayments of Revolving Credit Loans denominated in Dollars shall be made in Dollars. Repayments of Revolving Credit Loans denominated in an Alternate Currency shall be made in such Alternate Currency. Repayments of Swing Line Loans denominated in Dollars shall be made in Dollars. Repayments of Swing Line Loans denominated in an Alternate Currency shall be made in such Alternate Currency. Reimbursements of drawings on Letters of Credit whether denominated in Dollars or in an Alternate Currency shall be made in Dollars.

                  (b)      MANDATORY PREPAYMENT OF LOANS.

                           (i) PREPAYMENT OF EXCESS REVOLVING CREDIT LOANS. If,
                  on any Business Day, the aggregate Revolving Credit Loans then outstanding exceed an amount equal to the aggregate Revolving Credit Commitments of all of the Banks then applicable minus the then aggregate LC Exposure and aggregate Swing Line Exposure of all of the Banks, then the Borrowers shall on such day prepay to the

                  Administrative Agent or the applicable Designated European Administrative Agent for the account of the Banks an amount at least equal to such excess.

                           (ii) PREPAYMENT OF EXCESS REVOLVING CREDIT LOANS
                  DENOMINATED IN ALTERNATE CURRENCIES. If, on any Business Day, the Dollar equivalent of the aggregate principal amount of Revolving Credit Loans denominated in Alternate Currencies then outstanding, together with the Dollar equivalent of the then aggregate Alternate Currency LC Exposure and aggregate Alternate Currency Swing Line Exposure of all Banks, exceeds the Alternate Currency Sublimit, then the Borrowers shall on such day prepay to the Administrative Agent or the applicable Designated European Administrative Agent for the account of the Banks an amount at least equal to such excess.

                           (iii) PREPAYMENT OF EXCESS SWING LINE LOANS. If, on
                  any Business Day, (x) the aggregate principal amount of Swing Line Loans then outstanding exceeds the Aggregate Swing Line Commitment of the Designated Swing Line Lenders then in effect, or (y) the aggregate Swing Line Loans then outstanding from a Designated Swing Line Lender to a Borrower exceeds the Designated Swing Line Commitment of such Designated Swing Line Lender, each affected Borrower shall on such day prepay to the applicable Designated European Administrative Agent for the account of such Designated Swing Line Lender such principal amount of Swing Line Loans outstanding to such Borrower as shall eliminate such excess.

         (c) MANDATORY APPLICATION OF NET PROCEEDS AND EXCESS CASH FLOW; RESULTING MANDATORY REDUCTION IN REVOLVING CREDIT COMMITMENTS AND TERM LOANS.

                           (i) APPLICATION OF NET PROCEEDS. From and after the
                  Closing Date, each Borrower shall apply, subject to the extent otherwise provided in Section 7.3(c), 100% of all of the Net Proceeds relating to such Borrower or the Subsidiaries thereof promptly upon receipt thereof to prepay its Term Loans and Revolving Credit Loans outstanding at the time of such receipt with such prepayments being applied:(A) first, to outstanding Term Loans, in the inverse order of maturity, (B) second, to outstanding Revolving Credit Loans and (C) third, to outstanding Swing Line Loans; provided, however, that nothing in this Subsection 2.10(c)(i) hereof or in the definition of "Net Proceeds" shall constitute authorization not otherwise permitted by this Agreement for any Borrower or any Subsidiaries thereof to enter into any transaction that would generate Net Proceeds.

                           (ii) EXCESS CASH FLOW RECAPTURE. Not later than ten
                  (10) days after the ninetieth (90th) day following each Fiscal Year end of Instron Corporation, commencing with Fiscal Year ending December 31, 2000, if the Consolidated Senior Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries measured as of such Fiscal Year end exceeds 2.00 to 1.00, Instron Corporation shall prepay the Term Loans, and the Borrowers shall prepay the Revolving Credit Loans and Swing Line Loans outstanding at the time in an aggregate amount equal to 50.00% of the Consolidated Excess Cash Flow of Instron Corporation and its consolidated Subsidiaries for such immediately preceding Fiscal Year with such prepayments being applied: (A) first, to outstanding Term Loans, in the inverse order of maturity, (B) second, after no Term Loans are outstanding, to outstanding Revolving Credit Loans and (C) last, to outstanding Swing Line Loans; provided, however, that any voluntary prepayments of outstanding Term Loans pursuant to
                  Section 2.10(d) hereof during any Fiscal Year shall be credited against the prepayment of Loans otherwise required under this clause (ii) with respect to Consolidated Excess Cash Flow with respect to such Fiscal Year.

                           (iii) POSTPONEMENT OF PREPAYMENT; EFFECT OF
                  PREPAYMENT. Unless an Event of Default has occurred which is continuing and has not been waived in accordance with Section
                  14.1 hereof, in the event that the making of any prepayment of Term Loans, Revolving Credit Loans or Swing Line Loans required by this Section 2.10(c) would result in an obligation on the part of a Borrower to make a breakage payment in respect thereof under Section 13.4 of this Agreement (unless waived in accordance with Section 14.1 hereof), such Borrower may upon notice by the Borrower Representative to the Administrative Agent postpone making such prepayment for a period of up to 30 days or such shorter period as will result in no such breakage payment being payable. Each prepayment required by this Section 2.10(c) shall constitute (A) with respect to each prepayment of Revolving Credit Loans required hereby, only a prepayment and not a permanent reduction in the amount of the Revolving Credit Commitments of the Banks and
                  (B) with respect to each prepayment of Term Loans required hereby, not only a prepayment but also a permanent reduction in the amount of the applicable Term Commitments of the Lenders hereunder. Amounts prepaid with respect to Term Loans may not be reborrowed.

                  (d)     PERMITTED PREPAYMENTS.

                           A Borrower may prepay all or any part of the Term Loans or the Revolving Credit Loans for the account of the Banks by having the Borrower Representative give notice to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, stating the proposed date of prepayment, the Type of Borrowing being prepaid and the aggregate principal amount of the prepayment: (i) not later than 12:00 noon (local time at the Notice Office of the Administrative Agent) on any Business Day, with respect to Alternate Base Rate Loans, (ii) not later than 12:00 noon (local time at the Notice Office of the Administrative Agent or the applicable Designated European Administrative Agent) on the fourth Business Day prior to such prepayment, with respect to LIBOR Rate Loans (whether denominated in Dollars or an Alternate Currency). Thereafter, on the date of such prepayment, such Borrower shall: (A) prepay the aggregate outstanding principal amount of the Alternate Base Rate Loans in whole or ratably in part as specified in such notice and (B) prepay the outstanding aggregate principal amount of the LIBOR Rate Loans comprising part of the same Borrowing in whole or ratably in part as specified in such notice, together with prepayment of interest on the principal amount of the LIBOR Rate Loans comprising such Borrowing so prepaid accrued to the date of such prepayment; provided, however, that: (I) each partial prepayment of Alternate Base Rate Loan shall be in the aggregate principal amount of not less than One Hundred Thousand Dollars ($100,000), (II) each partial prepayment of LIBOR Rate Loans denominated in an Alternate Currency shall be in an aggregate principal amount of not less than the Dollar equivalent of Five Hundred Thousand Dollars ($500,000), or an integral multiple of the Dollar equivalent of Two Hundred and Fifty Thousand Dollars ($250,000) in excess thereof,
         (III) each partial prepayment of LIBOR Rate Loans denominated in Dollars shall be in an aggregate principal amount of not less than Five Hundred Thousand Dollars ($500,000), or an integral multiple of Two Hundred and Fifty Thousand Dollars ($250,000) in excess thereof, and
         (IV) any prepayment of any LIBOR Rate Loans made on other than the last day of an Interest Period shall obligate the Borrowers to reimburse the Banks in respect thereof pursuant to Section 13.4 of this Agreement.

         (e)      REDUCTION OF REVOLVING CREDIT COMMITMENTS.

                  Upon three (3) Business Days prior written notice from the Borrower Representative to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, the Borrowers may request that the Banks permanently reduce, in whole or in part, the aggregate Revolving Credit Commitments, whereupon the aggregate Revolving Credit Commitments shall be so reduced. Each reduction in the aggregate Revolving Credit Commitments hereunder shall be made among the Banks ratably in accordance with their Revolving Credit Commitments. Each reduction shall be subject to the following:
         (i) each such reduction shall be in an aggregate principal amount of not less than Five Million Dollars ($5,000,000) or a multiple of One Million Dollars ($1,000,000) in excess thereof, and (ii) the Borrowers shall not be permitted to reduce the aggregate Revolving Credit Commitments unless, concurrently with any reduction, one or more of the Borrowers shall make principal payments, ratable among the Banks, on each Bank's then outstanding Revolving Credit Loans to such Borrower in an amount which, when aggregated with such ratable payments to the Banks by the other Borrowers, will result in the aggregate Revolving Credit Loans of the Banks to the Borrowers outstanding after such payments, when taken together with the aggregate LC Exposure and Swing Line Exposure of the Banks to the Borrowers then outstanding, not exceeding the aggregate Revolving Credit Commitments of the Banks as so reduced. On the date of each reduction, each of the Borrowers shall pay to the Administrative Agent for the account of the Banks its Ratable Borrower Share of: (x) the commitment fees and interest accrued through the date of such reduction in respect of the aggregate Revolving Credit Commitment of the Banks so reduced and (y) any amounts required pursuant to the provisions of Section 13.4 of this Agreement. Each reduction in the Revolving Credit Commitments hereunder, if any, shall be a permanent reduction and no amount in excess of such reduced commitment may be borrowed or reborrowed.

         2.11     RATE CONVERSION AND RATE CONTINUATION.

                  Each Borrower shall have the right to convert all or any portion of the Revolving Credit Loans or Term Loans comprising any Borrowing or any Swing Line Loan into, or continue all or any portion of the Revolving Credit Loans or Term Loans comprising any Borrowing or any Swing Line Loan as, LIBOR Rate Loans or Alternate Base Rate Loans, as the case may be, in the case of Revolving Credit Loans or Term Loans, and a LIBOR Rate Loan or Money Market Rate Loan, as the case may be, in the case of any Swing Line Loan, upon request delivered by the Borrower Representative to the Administrative Agent or the applicable Designated European Administrative Agent designated for such Borrower, as the case may be, not later than 12:00 noon (local time at the Notice Office of the Administrative Agent or such

Designated European Administrative Agent) to the following extent: (a) on the Business Day that a Borrower desires to convert all or a portion of the LIBOR Rate Loans denominated in Dollars comprising a Revolving Credit Borrowing or a Term Loan Borrowing into Alternate Base Rate Loans, (b) three (3) Business Days prior to the Business Day on which a Borrower desires to convert any Alternate Base Rate Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing into LIBOR Rate Loans for a given permissible Interest Period, (c) three (3) Business Days prior to the Business Day on which a Borrower desires to continue any LIBOR Rate Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing, as LIBOR Rate Loans for an additional Interest Period of the same duration, (d) three (3) Business Days prior to the Business Day on which, or, to the extent acceptable the applicable Designated Swing Line Lender, in its sole discretion, the same Business Day as a Borrower desires to continue any LIBOR Rate Loan comprising a Swing Line Loan, as a LIBOR Rate Loan for an additional Interest Period of the same duration, (d) three (3) Business Days prior to the Business Day on which a Borrower desires to convert any LIBOR Rate Loans having a particular Interest Period comprising a Revolving Credit Borrowing or a Term Loan Borrowing into LIBOR Rate Loans having a different permissible Interest Period, (e) three (3) Business Days prior to the Business Day on which, or, to the extent acceptable the applicable Designated Swing Line Lender, in its sole discretion, the same Business Day as, a Borrower desires to convert any LIBOR Rate Loan having a particular Interest Period comprising a Swing Line Loan into LIBOR Rate Loan having a different permissible Interest Period, (f) three (3) Business Days prior to the Business Day on which, or, to the extent acceptable the applicable Designated Swing Line Lender, in its sole discretion, the same Business Day as, a Borrower desires to convert any Money Market Rate Loan comprising a Swing Line Loan into LIBOR Rate Loan for a given permissible Interest Period, or (f) three (3) Business Days prior to the Business Day on which, or, to the extent acceptable the applicable Designated Swing Line Lender, in its sole discretion, the same Business Day as, a Borrower desires to convert any LIBOR Rate Loan comprising a Swing Line Loan into Money Market Rate Loan; provided, however, that each such Rate Conversion or Rate Continuation shall be subject to the following:

                           (i) each Rate Conversion or Rate Continuation of
                  Loans comprising a Borrowing shall be made ratably among the Banks based upon each Bank's Ratable Portion of such converted or continued Borrowing;

                           (ii) if less than all of the outstanding principal
                  amount of Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing are converted or continued, the aggregate principal amount of such Loans comprising a Borrowing converted or continued shall be: (A) in the case of LIBOR Rate Loans, not less than Five Hundred Thousand Dollars ($500,000) or, in the case of Alternate Currency Loans, the Alternate Currency equivalent thereof, or an integral multiple of Two Hundred and Fifty Thousand Dollars ($250,000) or, in the case of Alternate Currency Loans, the Alternate Currency equivalent thereof, in excess thereof, (B) in the case of Alternate Base Rate Loans, not less than Five Hundred Thousand Dollars ($500,000), or an integral multiple of Fifty Thousand Dollars ($50,000) in excess thereof, and (C) in the case of Money Market Rate Loans, not less than Two Hundred Fifty Thousand Dollars ($250,000), or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof;

                           (iii) each Rate Conversion or Rate Continuation shall
                  be effected as if each Bank were applying the proceeds of the Loans resulting from such Rate Conversion or Rate Continuation to the Loans being converted or continued, as the case may be, and the accrued interest on any such Loans (or portion thereof) being converted or continued shall be paid to the Administrative Agent on behalf of each Bank by the Borrowers at the time of such Rate Conversion or Rate Continuation;

                           (iv) LIBOR Rate Loans shall not be converted or
                  continued at a time other than the end of an Interest Period applicable thereto unless the Borrowers shall pay, upon demand, any amounts due to the Administrative Agent for the benefit of the Banks pursuant to Section 13.4 of this Agreement;

                           (v) Loans may not be converted into or continued as
                  LIBOR Rate Loans comprising a Revolving Credit Borrowing unless the Interest Period applicable thereto expires on or prior to the applicable Revolving Credit Termination Date;

                           (vi) Loans may not be converted into or continued as
                  LIBOR Rate Loans comprising a Term Borrowing unless the Interest Period applicable thereto expires on or prior to the Term Loan Maturity Date applicable to the Loans comprising such Term Borrowing;

                           (vii) after and during the continuance of a Potential
                  Default, and after the occurrence of an Event of Default which is continuing and has not been waived in accordance with
                  Section 14.1 hereof, Loans may not be converted into or continued (at the expiration of the Interest Period applicable thereto) as LIBOR Rate Loans;

                           (viii) with respect to LIBOR Rate Loans comprising a
                  Term Borrowing, no Interest Period can be selected which ends after any Term Loan Repayment Date, unless, after giving effect to such selection, the aggregate unpaid principal amount of Alternate Base Rate Loans, together with the aggregate unpaid principal amount of all Term Borrowings which are comprised of LIBOR Rate Loans with Interest Periods ending on or prior to such Term Loan Repayment Date shall be at least equal to that portion of the aggregate principal amount of the Term A Loan and the Term B Loan due and payable on and prior to such Term Loan Repayment Date; and

                           (ix) Loans that cannot be converted into or continued
                  as LIBOR Rate Loans by reason of clause (v), (vi), (vii) or
                  (viii) of this Section shall be automatically converted at the end of the Interest Period in effect for such LIBOR Rate Loans into Alternate Base Rate Loans, except that LIBOR Rate Loans denominated in an Alternate Currency that cannot be converted or continued by reason of clause (v) or (vii) of this Section shall become due and payable upon the last day of the applicable Interest Period with respect thereto.

Each such request for a conversion or continuation (a "Rate Conversion/Continuation Request") in respect of Loans comprising a Borrowing shall be a written or telephonic notice (in the case of a telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent or the applicable Designated European Administrative Agent). Each written Rate Conversion/Continuation Request or written confirmation thereof shall be substantially in the form of Exhibit C attached hereto, signed by the Borrower Representative and transmitted by the Borrower Representative to the Administrative Agent or such Designated European Administrative Agent, as applicable, by telecopier. Each written and telephonic Rate Conversion/Continuation Request and each confirmation thereof shall specify: (A) the identity and amount of the Loans that the Borrower requests be converted or continued, (B) the Type of

Loans into which such Loans are to be converted or continued, (C) if such notice requests a Rate Conversion, the date of the Rate Conversion (which shall be a Business Day), (D) in the case of a Borrowing being converted into or continued as a LIBOR Rate Borrowing, the currency in which such LIBOR Borrowing is denominated, (E) in the case of Loans comprising a Borrowing being converted into or continued as LIBOR Rate Loans, the Interest Period for such LIBOR Rate Loans and (F) in the case of LIBOR Rate Loan comprising a Swing Line Loan being converted into a Money Market Rate Loan, the Quoted Money Market Rate therefor and the maturity date thereof determined as provide in Section 2.7(f) hereof. The Administrative Agent and each Designated European Administrative Agent may rely on such telephonic Rate Conversion/Continuation Request to the same extent that the Administrative Agent and the applicable Designated European Administrative Agent may rely on a written Rate Conversion/Continuation Request. Each Rate Conversion/Continuation Request, whether telephonic or written, shall be irrevocable and binding on the Borrower for which the request was made and subject such Borrower to the indemnification provisions of Section 13 of this Agreement. The Borrower for which a Rate Conversion/Continuation Request was made shall bear all risks related to the giving of such Rate Conversion/Continuation Request by the Borrower Representative on behalf of such Borrower whether given telephonically or by such other method of transmission as the Borrower Representative shall elect.

         2.12     LETTERS OF CREDIT.

                  Subject to the terms and conditions set forth in this Agreement, each Designated Letter of Credit Issuer designated for a Borrower and the Subsidiaries thereof agrees, at any time and from time to time, from and including the Closing Date but in no event after the thirtieth (30th) calendar day immediately preceding the Revolving Credit Termination Date, directly or through its Lending Installation to issue and deliver, or to extend the expiration of, Letters of Credit, denominated in Dollars or any Alternate Currency, for the account of such Borrower or such Subsidiaries (each such Borrower and any such Subsidiaries being herein referred to as "Letter of Credit Obligors"); provided, however, that, the aggregate LC Exposure of the Banks shall not at any time exceed the lesser of: (x) Twenty Million Dollars ($20,000,000) or (y) an amount equal to the Borrowing Base at such time minus the aggregate Revolving Credit Loans of the Banks to all of the Borrowers outstanding at such time and the aggregate Swing Line Exposure of the Banks to all of the Borrowers at such time or (z) the sum of the aggregate Revolving Credit Commitments of the Banks at such time minus the sum of the aggregate outstanding Revolving Credit Loans of the Banks to all of the Borrowers outstanding at such time and the aggregate Swing Line Exposure of the Banks to all of the Borrowers at such time.

         (a) DESIGNATED LETTER OF CREDIT ISSUER AND DESIGNATED EUROPEAN ADMINISTRATIVE AGENT.

                                    Subject to the terms and conditions set
                  forth in this Agreement, the applicable Designated Letter of Credit Issuer shall issue Letters of Credit for the account of any of the Borrowers, provided, however, Letters of Credit consisting of Demand Guarantees or Contract Guarantees will only be issued to the extent that the Administrative Agent has designated a Designated European Administrative Agent which Designated European Administrative Agent has been assigned a minimum of at least $5,000,000 of an initial Bank's rights and obligations under this Agreement and of the Revolving Credit Commitment of such initial Bank hereunder.

            (b) TERM; FORM; REQUESTS AND CONDITIONS OF LETTERS OF CREDIT.

                  Each Letter of Credit shall be issued in such form as the applicable Designated Letter of Credit Issuer may reasonably require subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof or (x) in the case of a Letter of Credit constituting a Demand Guarantee, the Uniform Rules for Demand Guarantees (1992 Revision), International Chamber of Commerce Publication No. 458, and any subsequent revisions thereof or (y) in the case of a Letter of Credit constituting a Contract Guarantee, the Uniform Rules for Contract Guarantees (1978), International Chamber of Commerce Publication No. 325, and any subsequent revisions thereof. Each Letter of Credit shall: (x) permit drawings upon presentation of one or more sight drafts and such other documents as specified by the Borrower Representative in the Credit Request delivered pursuant to Section 2.12(b)(i) of this Agreement and agreed to by such Designated Letter of Credit Issuer, which drawings shall occur on or prior to the applicable expiration date of such Letter of Credit, (y) by its terms expire not later than the earlier of one (1) year after the date of issuance of such Letter of Credit or the fifteenth
      (15th) Business Day prior to the Revolving Credit Termination Date and (z) by its terms provide for payment of drawings in Dollars or an Alternate Currency.

                  (i) Requests for Letters of Credit for the account of a
            Borrower or any Subsidiaries thereof shall be given by the Borrower Representative to the Designated Letter of Credit Issuer, to the extent applicable, the Lending Installation thereof, and the Administrative Agent and Designated European Administrative Agent designated for such Borrower not later than 12:00 noon (local time at the Notice Office of the Designated Letter of Credit Issuer and, to the extent applicable, the Lending Installation thereof) three
            (3) Business Days prior to the specified date for the issuance of the requested Letter of Credit. Each such request (a "Letter of Credit Request") for a Letter of Credit shall be a written or telephonic notice (in the case of a telephonic notice, promptly confirmed in writing if so requested by the Designated Letter of Credit Issuer). Each written Letter of Credit Request or written confirmation thereof shall be substantially in the form of Exhibit B-3 attached hereto, signed by the Borrower Representative and transmitted by the Borrower Representative to the Designated Letter of Credit Issuer, such Lending Installation and the Administrative Agent and such Designated European Administrative Agent by telecopier. Each written and telephonic Letter of Credit Request and each confirmation thereof shall specify with respect to each Letter of Credit requested: (i) the account party for whose benefit the Letter of Credit is being requested, (ii) the face amount thereof and the currency in which the face amount will be denominated, (iii) the beneficiary, (iv) the intended date of issuance and (v) the terms of the Letter of Credit, and shall be promptly forwarded by the Administrative Agent or the applicable Designated European Administrative Agent to the applicable Designated Letter of Credit Issuer. Concurrently with each Credit Request requesting a Letter of Credit, the applicable Letter of Credit Obligor shall execute and deliver to the Designated Letter of Credit Issuer in respect of such requested Letter of Credit a reimbursement or similar agreement, in the Designated Letter of Credit Issuer's then standard form of application for and reimbursement agreement with respect to letters of credit, Demand Guarantees and Contract Guarantees (such documents being hereinafter collectively referred to as a "Reimbursement Agreement"); provided, however, that in the event of any conflict between the provisions of any such Reimbursement Agreement and this Agreement, the provisions of this Agreement shall govern. The Designated Letter of Credit Issuer may rely on such telephonic Letter of Credit Request to the same extent that the Administrative Agent or the applicable Designated European Administrative Agent may rely on a written Credit Request. The Borrower for which a Letter of Credit request was made shall bear all risks related to the giving of such Letter of Credit Request by the Borrower Representative on behalf of such Borrower whether given telephonically or by such other method of transmission as the Borrowers shall elect.

                  (ii) Each Designated Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it or through its Lending Installation, give the Administrative Agent and such Designated European Administrative Agent, if applicable, written notice of the issuance of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it. Each Designated Letter of Credit Issuer shall provide to the Administrative Agent a quarterly (or monthly if requested by any Bank) summary describing each Letter of Credit issued by such Designated Letter of Credit Issuer and then outstanding as well as an identification for the relevant period of the daily aggregate Letter of Credit outstandings represented by Letters of Credit issued by such Designated Letter of Credit Issuer.

            (c) EXISTING LETTERS OF CREDIT.

                  The Supplemental Schedule contains a description of all Existing Letters of Credit. With respect to Existing Letters of Credit issued by a bank that is a Designated Letter of Credit Issuer on the Effective Date as to which such Designated Letter of Credit Issuer makes a written request to the Administrative Agent and the Designated European Administrative Agent, if applicable, and the Borrower Representative on the Closing Date requesting that such Existing Letter of Credit be treated as a "Letter of Credit" hereunder, such Existing Letter of Credit shall thereupon constitute a "Letter of Credit" (and no longer an "Existing Letter of Credit") for all purposes hereof, and shall be deemed to have been issued, for purposes of Section 3.4(a), on the Closing Date. From and after the Closing Date, the terms of this Agreement shall apply to such Existing Letters of Credit, superseding any other agreement otherwise applicable to them to the extent inconsistent with the terms hereof. Absent such election by such Designated Letter of Credit Bank, Existing Letters of Credit shall not constitute "Letters of Credit" hereunder for any purpose including Sections 2.12(d) and 4.1 hereof.

            (d) PARTICIPATION BY BANKS IN LETTERS OF CREDIT.

                  By its issuance of a Letter of Credit and without further action on its part, each Designated Letter of Credit Issuer hereby grants to each Bank, and each Bank hereby acquires from such Designated Letter of Credit Issuer, a participation in such Letter of Credit equal to such Bank's Ratable Portion of the Letter of Credit's face amount, effective on the date of the issuance of such Letter of Credit. In consideration, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, for the account of each Designated Letter of Credit Issuer such Bank's Ratable Portion of each disbursement made by such Designated Letter of Credit Issuer in respect of such Letter of Credit and not reimbursed by the applicable Letter of Credit Obligor or Borrower guarantying such reimbursement obligation as hereinafter provided for any reason including the illegality of such reimbursement or as to which any reimbursement payment is required to be refunded to a Borrower or applicable Letter of Credit Obligor for any reason. Each Bank acknowledges and agrees that its obligation to acquire risk participations pursuant to this Section 2.12(d) is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Potential Default or Event of Default hereunder or the failure of any condition precedent set forth in Section 3 of this Agreement to be satisfied and each payment in satisfaction thereof shall be made without any offset, abatement, withholding or reduction whatsoever; provided, however, that the foregoing shall not be construed to excuse any Designated Letter of Credit Issuer from liability to any Bank to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each of the Banks to the fullest extent permitted by applicable Law) suffered by such Bank that are caused by such Designated Letter of Credit Issuer's gross negligence or willful misconduct.

            (e) REIMBURSEMENT; INTEREST.

                  Each Borrower agrees that (x) whenever there is a drawing on a Letter of Credit issued by a Designated Letter of Credit Issuer for the account of such Borrower, the Borrower shall pay, and (y) whenever there is a drawing on a Letter of Credit issued by a Designated Letter of Credit Issuer for the account of another Letter of Credit Obligor whose reimbursement obligation such Borrower is guarantying pursuant to Section 2.12(l) of this Agreement, the Borrower shall cause such Letter of Credit Obligor to pay, to the Administrative Agent or the Designated European Administrative Agent, as the case may be, on the date of such drawing an amount equal to such drawing, such payment to be made in immediately available funds and in Dollars (and in the amount which is the Dollar equivalent of the payment or disbursement made by such Designated Letter of Credit Issuer under such Letter of Credit in an Alternate Currency). The Administrative Agent or the Designated European Administrative Agent, as the case may be, shall promptly remit any such payment to such Designated Letter of Credit Issuer. If there is a drawing on a Letter of Credit, then, unless the Letter of Credit Obligor (or the Borrower guarantying the reimbursement obligation of such Letter of Credit Obligor) shall reimburse such amount in full on the date of such drawing, the unpaid amount thereof shall bear interest for the account of the applicable Designated Letter of Credit Issuer for each day from and including the date of such drawing until the earlier of the date of reimbursement by the applicable Letter of Credit Obligor (or the Borrower guarantying the reimbursement obligation of such Letter of Credit Obligor) or the date on which such drawing is reimbursed by Revolving Credit Loans, at the rate per annum that would apply to such amount if such amount were a Revolving Credit Borrowing comprised of Alternate Base Rate Loans.

            (f) FAILURE TO REIMBURSE DRAWINGS.

                  In the event that the applicable Letter of Credit Obligor (or the Borrower guarantying the reimbursement obligation of such Letter of Credit Obligor) fails to make a timely reimbursement, together with any interest thereon, to the Administrative Agent or the Designated European Administrative Agent, as the case may be, on the date of any drawing on a Letter of Credit, such failure shall constitute a Deemed Credit Request requesting an Alternate Base Rate Loan to be made to such Letter of Credit Obligor if such Letter of Credit Obligor is a Borrower or, if such Letter of Credit Obligor is not a Borrower, to the Borrower which is guarantying the reimbursement obligation of such Letter of Credit Obligor, in an aggregate amount equal to the amount reimbursable to the applicable Designated Letter of Credit Issuer plus any interest thereon (the Administrative Agent having determined in the case of any payment by a Designated Letter of Credit Issuer made in an Alternate Currency the equivalent thereof in Dollars). The Administrative Agent or such Designated European Administrative Agent, as the case may be, shall disburse all such loan proceeds directly to the Designated Letter of Credit Issuer to satisfy the aforesaid reimbursement liability. The obligations of the Banks to the Administrative Agent and such Designated European Administrative Agent under this Section 2.12 are in addition to and not in limitation of the obligations of the Banks under Section 11 of this Agreement. In the event that the obligation of the Banks to make a Revolving Credit Loan pursuant to this Section 2.12(f) cannot be satisfied by the Banks because any of the events specified in Section 8.14 shall have occurred with respect to the Borrower for whose account the Letter of Credit has been issued (or which is guarantying the reimbursement obligations of the Letter of Credit Obligor for whose account the Letter of Credit was issued) or one or more of the Banks shall determine that such Banks are legally prohibited from making such a Revolving Credit Loan, each Bank (other than the applicable Designated Letter of Credit Issuer) or each such Bank so prohibited (other than the applicable Designated Letter of Credit Issuer), as the case may be, shall be obligated to purchase on the date the Revolving Credit Loan would have been made pursuant to this Section (e) an undivided participating interest in the outstanding unpaid reimbursement obligation owing to such Designated Letter of Credit Issuer in an amount equal to the Revolving Credit Loan that such Bank would otherwise have been obligated to fund. On the purchase date, each Bank or each such Bank so prohibited shall pay to the Administrative Agent or such Designated European Administrative Agent, as the case may be, for the benefit of the Designated Letter of Credit Issuer, in immediately available funds, at the account of the Administrative Agent or Designated European Administrative Agent, as the case may be, maintained at the Payment Office of the Administrative Agent or Designated European Administrative Agent, as the case may be, not later than the time such Bank would have been obligated to fund such Revolving Credit Loan pursuant to this Section (e), a participation purchase price in amount equal to such Revolving Credit Loan. The proceeds of purchases by the Banks of such participating interests shall be applied directly by the Administrative Agent or such Designated European Administrative Agent, as the case may be, to reimburse the Designated Letter of Credit Issuer for such unpaid reimbursed obligation. Upon receipt of such participation purchase price, the Designated Letter of Credit Issuer shall, if requested by a Bank purchasing a participating interest, issue a participation certificate, dated the date of the Designated Letter of Credit Issuer's receipt of such proceeds, and evidencing such Bank's participating interest in such unpaid reimbursement obligation. Whenever, at any time after a Designated Letter of Credit Issuer has received from the Administrative Agent the proceeds of any such participating interest by any other Bank, such Designated Letter of Credit Issuer receives any payment from or on behalf of applicable Borrower on account of such unpaid reimbursed obligation, such Designated Letter of Credit will promptly pay to the Administrative Agent or such Designated European Administrative Agent, as the case may be, for distribution to such Bank its Ratable Portion of such payments (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding); provided, however, in the event such payment in respect of unpaid reimbursement obligations is required to be returned by the Designated Letter of Credit Issuer, such Bank will return to the Administrative Agent or such Designated European Administrative Agent for payment over the Designated Letter of Credit Issuer any portion of such payment previously distributed by the Administrative Agent or such Designated European Administrative Agent on behalf of the Designated Letter of Credit Issuer.

            (g) OBLIGATIONS ABSOLUTE.

                  The obligation of each Borrower for whose account a Letter of Credit was issued to reimburse, and to cause each other Letter of Credit Obligor whose reimbursement obligation such Borrower is guarantying pursuant to Section 2.12(l) of this Agreement to reimburse, the Designated Letter of Credit Issuer shall be absolute and unconditional and shall be performed under all circumstances including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit, (ii) the existence of any claim, offset, defense or other right that such Borrower or any other Letter of Credit Obligor may have against the beneficiary of any Letter of Credit or any successor in interest thereto, (iii) the existence of any claim, offset, defense or other right that any Bank or the Administrative Agent or Designated European Administrative Agent may have against any Borrower or other Letter of Credit Obligor or against the beneficiary of any Letter of Credit or against any successor in interest thereto, (iv) the existence of any fraud or misrepresentation in the presentment of any draft or other item drawn and paid under any Letter of Credit by any person other than the Designated Letter of Credit Issuer,
      (v) any payment of any draft or other item by a Designated Letter of Credit Issuer which does not strictly comply with the terms of any Letter of Credit issued by such Designated Letter of Credit Issuer, so long as, in each case, such payment shall not have constituted gross negligence or willful misconduct on the part of such Designated Letter of Credit Issuer,
      (vi) any improper use which may be made of the Letter of Credit or any improper acts or omissions of any beneficiary or transferee of the Letter of Credit in connection therewith, (vii) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, (viii) the insolvency of any Person issuing any documents in connection with the Letter of Credit, (ix) any irregularity in the transaction with respect to which a Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit, (x) any errors, omissions, interruptions or delays in transmission or delivery of any messages, (xi) any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the Designated Letter of Credit Issuer, or (xii) any other circumstances arising from causes beyond the control of the Designated Letter of Credit Issuer.

            (h) LIABILITY OF DESIGNATED LETTER OF CREDIT ISSUER.

                  It is expressly understood and agreed that the absolute and unconditional obligation of a Borrower hereunder to reimburse, and to cause the other Letter of Credit Obligors whose reimbursement obligation such Borrower is responsible to reimburse, disbursements in respect of Letters of Credit issued by a Designated Letter of Credit Issuer shall not be construed to excuse such Designated Letter of Credit Issuer from liability to such Borrower or any Letter of Credit Obligor to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable Law) suffered by such Borrower or any other Letter of Credit Obligor of the foregoing that are caused by the gross negligence or willful misconduct of such Designated Letter of Credit Issuer in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties agree that each Designated Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; provided, however, that each Designated Letter of Credit Issuer shall have the right in its sole discretion to decline to accept such documents and to decline to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit. In making any payment under any Letter of Credit, the Designated Letter of Credit Issuer's (i) exclusive reliance as to any and all matters set forth therein on documents, signatures and endorsements presented to it under such Letter of Credit which on their face appear to be in order, whether not the amount due to the beneficiary thereunder equals the amount of such draft, whether any document presented pursuant to such Letter of Credit proves to be in order, and whether any other statement or any other document or any signature or endorsement with respect thereto presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) making payment upon presentation of documents not complying in any immaterial respect with the terms of the Letter of Credit shall, in each case, not be deemed to constitute willful misconduct or gross negligence of the Designated Letter of Credit Issuer. Any action, inaction or omission on the part of the Designated Letter of Credit Issuer or any of its correspondents, under or in connection with any Letter of Credit issued by the Designated Letter of Credit Issuer or any renewal or extension thereof or the related instruments or documents, if taken in good faith and in conformity with applicable Laws and regulations governing Letters of Credit generally and the terms of this
      Section 2.12(h), shall be binding upon the Borrowers and the other applicable Letter of Credit Obligors and shall not place the Designated Letter of Credit Issuer or any of its correspondents under any liability to the Borrowers or any other Letter of Credit Obligors. The Designated Letter of Credit Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising rights, powers, privileges and immunities, whether by statute or rule of Law or contract.

            (i) DESIGNATED LETTER OF CREDIT ISSUER INDEMNITY.

                  Each Borrower for whose account a Letter of Credit is issued or which is guarantying the reimbursement obligation of another Letter of Credit Obligor for whose account a Letter of Credit has been issued shall indemnify the Designated Letter of Credit Issuer issuing such Letter of Credit from and against: (i) any loss or liability (other than any caused by the Designated Letter of Credit Issuer's gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction) incurred by the Designated Letter of Credit Issuer in respect of this Agreement and the Letters of Credit issued by the Designated Letter of Credit Issuer for the account of such Borrower or such Letter of Credit Obligor and (ii) any out-of-pocket expenses incurred by such Designated Letter of Credit Issuer in defending itself or otherwise related to this Agreement or any such Letter of Credit issued by such Designated Letter of Credit Issuer (other than any caused by the Designated Letter of Credit Issuer's gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction) including, without limitation, reasonable fees and expenses of legal counsel incurred by such Designated Letter of Credit Issuer in the defense of any claim against it or in the prosecution of its rights and remedies.

            (j) EFFECT OF APPLICABLE LAW OR CUSTOM.

                  All Letters of Credit issued hereunder, all reimbursement obligations hereunder and all reimbursement obligations under any Reimbursement Agreement will, except to the extent otherwise expressly provided in this Agreement, the Reimbursement Agreements or such Letters of Credit, be governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof, or (x) in the case of a Letter of Credit constituting a Demand Guarantee, the Uniform Rules for Demand Guarantees (1992 Revision), International Chamber of Commerce Publication No. 458, and any subsequent revisions thereof or (y) in the case of a Letter of Credit constituting a Contract Guarantee, the Uniform Rules for Contract Guarantees (1978), International Chamber of Commerce Publication No. 325, and any subsequent revisions thereof.

            (k) TERMINATION OF LETTER OF CREDIT COMMITMENT.

                  In the event that: (i) any restriction is imposed on any Designated Letter of Credit Issuer (including, without limitation, any legal lending or acceptance limits imposed by the United States of America or any political subdivision thereof or of any foreign government or central bank) which in the judgment of such Designated Letter of Credit Issuer would prevent such Designated Letter of Credit Issuer from issuing Letters of Credit or maintaining its commitment to issue Letters of Credit or (ii) there shall have occurred, at any time during the term of this
      Agreement: (A) any outbreak of hostilities or other national or international crisis or change in economic conditions if the effect of such outbreak, crisis or change would make the issuance of Letters of Credit impracticable, (B) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which would materially and adversely affect the ability of the Borrowers to perform their obligations under this Agreement or the ability of any Letter of Credit Obligor to perform its obligations under this Agreement or any Reimbursement Agreement, or (C) the taking of any action by any government or agency in respect of its monetary or fiscal affairs which would have a material adverse effect on the issuance of Letters of Credit, then such Designated Letter of Credit Issuer, in the case of the occurrence of any event described hereinabove, shall give written notice of the occurrence of such event to the Borrower Representative and the Administrative Agent and Designated European Administrative Agent, if applicable, whereupon the commitment of such Designated Letter of Credit Issuer to issue or extend any Letter of Credit shall be suspended on the effective date of such notice and shall continue to be suspended until the effect of such event shall cease to exist.

            (l) GUARANTY OF OTHER LETTER OF CREDIT OBLIGOR'S LETTER OF CREDIT OBLIGATIONS.

                  (i) Each Domestic Borrower hereby unconditionally guarantees, jointly and severally, for the benefit of the Administrative Agent, each Designated European Administrative Agent, to the extent applicable, the Banks and each Designated Letter of Credit Issuer, the full and punctual payment of the obligations of each Letter of Credit Obligor under each Letter of Credit Document to which such Letter of Credit Obligor is now or hereafter becomes a party. Upon failure by any such Letter of Credit Obligor to pay punctually any such amount, each Domestic Borrower shall be jointly and severally obligated to forthwith on demand by the Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any applicable Letter of Credit Document. As a separate, additional and continuing obligation, each Domestic Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent or the Designated European Administrative Agent, if applicable, and the Banks, that, should any of the foregoing amounts not be recoverable from the Domestic Borrowers for any reason whatsoever (including, without limitation, by reason of any provision of any Loan Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Bank, the Administrative Agent or the Designated European Administrative Agent, if applicable, any of their respective Affiliates, or any other Person, at any time, each Domestic Borrower as sole, original and independent obligor, upon demand by the Administrative Agent or such Designated European Administrative Agent, will make payment to the Administrative Agent or such Designated European Administrative Agent, for the account of the Banks and the Administrative Agent or such Designated European Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Loan Documents.

                  (ii) Each Foreign Borrower hereby unconditionally guarantees, severally, for the benefit of the Administrative Agent, each Designated European Administrative Agent, if applicable, the
            Banks and each Designated Letter of Credit Issuer applicable thereto, the full and punctual payment of the obligations of each Letter of Credit Obligor that is a Subsidiary of such Foreign Borrower under each Letter of Credit Document to which such Letter of Credit Obligor is now or hereafter becomes a party.
            Upon failure by any such Letter of Credit Obligor to pay punctually any such amount, such Foreign Borrower shall forthwith on demand by the Administrative Agent or such applicable
            Designated European Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any applicable Letter of Credit Document. As a separate, additional and continuing obligation, each such Foreign Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative
            Agent, such applicable Designated European Administrative Agent and the Banks, that, should any of the foregoing amounts not be recoverable from such Foreign Borrower for any reason whatsoever (including, without limitation, by reason of any provision of any Loan Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Bank, the Administrative Agent, such applicable Designated European Administrative Agent any of their respective Affiliates, or any other Person, at any time, such Foreign Borrower as sole, original and independent obligor, upon demand by the Administrative Agent or such applicable Designated European Administrative Agent, will make payment to the Administrative Agent or such applicable Designated European Administrative Agent, for the account of the Banks, the Administrative Agent or such or such Designated European Administrative Agent, as the case may be, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Loan Documents.

                  (iii) The obligations of each Borrower under this Section
            2.12(l) shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:

                        (A) any extension, renewal, settlement, compromise,
                  waiver or release in respect to any obligation of any Letter of Credit Obligor under any Letter of Credit Document, by operation of law or otherwise;

                        (B) any modification or amendment of or supplement to
                  this Agreement, any Note or any other Loan Document;

                        (C) any release, non-perfection or invalidity of any
                  direct or indirect security for any obligation of any of the Borrowers under this Agreement, any Note or any other Loan Document or of any other Letter of Credit Obligor under any Letter of Credit Document;

                        (D) any change in the corporate existence, structure or
                  ownership of any Letter of Credit Obligor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Letter of Credit Obligor or its assets or any resulting release or discharge of any obligation of any Letter of Credit Obligor contained in any Letter of Credit Document;

                        (E) the existence of any claim, set-off or other rights
                  which a Borrower may have at any time against any Letter of Credit Obligor, the Administrative Agent or applicable Designated European Administrative Agent, any Bank or any other person, whether in connection herewith or any unrelated transactions;

                        (F) any invalidity or unenforceability relating to or
                  against any other Letter of Credit Obligor for any reason or any Letter of Credit Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Letter of Credit Obligor of any Obligations in respect of any Letter of Credit; or

                        (G) any other act or omission to act or delay of any
                  kind by any other Letter of Credit Obligor, the Administrative Agent or applicable Designated European Administrative Agent, any Bank or any other person or any other circumstance whatsoever which might, but for the provisions of this section, constitute a legal or equitable discharge of any Borrower's obligations under this section.

                  (iv) Each Borrower's obligations under this Section 2.12(l)
            shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by such Borrower under the Loan Documents and by any other Letter of Credit Obligor under the Letter of Credit Documents shall have been paid in full. If at any time any payment of any of the Obligations of any Letter of Credit Obligor in respect of any Letter of Credit Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Letter of Credit Obligor, the applicable Borrower's obligations under this section with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

                  (v) Each of the Borrowers irrevocably waives acceptance
            hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Letter of Credit Obligor or any other person, or against any collateral or guaranty of any other person.

                  (vi) Until the indefeasible payment in full of all of the
            Obligations and the termination of the Commitments of the Banks hereunder, none of the Borrowers shall have any rights, by operation of law or otherwise, upon making any payment under this section, to be subrogated to the rights of the payee against any Letter of Credit Obligor with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any Letter of Credit Obligor in respect thereof.

                  (vii) In the event that acceleration of the time for payment of any amount payable by any Letter of Credit Obligor under any Letter of Credit Document is stayed upon insolvency, bankruptcy or reorganization of such Letter of Credit Obligor, all such amounts otherwise subject to acceleration under the terms of any applicable Letter of Credit Document shall nonetheless be payable by the applicable Borrower or Borrowers under this Section 2.12(l) forthwith on demand by the Administrative Agent.

      2.13 INTEREST ON LOANS.

            (a) INTEREST RATE.

                  Each Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Loan or Term Loan made by the Banks to such Borrower and each Swing Line Loan made by a Designated Swing Line Lender to such Borrower from the date of such Loan until the principal amount thereof shall have been paid in full as follows:

                  (i) ALTERNATE BASE RATE LOANS. During such periods as any
            Alternate Base Rate Loans comprising a Revolving Credit Borrowing or Term Loan Borrowing are outstanding, such Borrower shall pay interest on such Alternate Base Rate Loans at a rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Margin which is then in effect and applicable to Borrowings comprised of Alternate Base Rate Loans, payable quarterly, in arrears, on the first day of each January, April, July and October of each calendar year and on the date such Alternate Base Rate Loans comprising such Borrowing shall be converted or paid in full (whether at maturity, by reason of acceleration or otherwise) and, after maturity, on demand.

                  (ii) LIBOR RATE LOANS. During such periods as any LIBOR Rate
            Loans comprising a Revolving Credit Borrowing or Term Loan Borrowing are outstanding or any LIBOR Rate Loan comprising a Swing Line Borrowing is outstanding, such Borrower shall pay interest on such LIBOR Rate Loans at a rate per annum equal to the sum of the London Interbank Offered Rate plus the Applicable Margin which is then in effect and applicable to Borrowings comprised of LIBOR Rate Loans as of the most recently preceding Margin Adjustment Date occurring prior to the date of the making of such LIBOR Rate Loans, or the conversion or continuation of such LIBOR Rate Loans in accordance with Section 2.11, payable: (A) on the last day of each Interest Period and (B) if such Interest Period has a duration of more than three months, three months after the first day of such Interest Period and (C) on the date such LIBOR Rate Loans comprising such Borrowing shall be converted to Base Rate Loans, or paid in full (whether at maturity, by reason of acceleration or otherwise) and
            (D) after maturity, on demand.

                  (iii) QUOTED MONEY MARKET RATE LOANS. During such periods as any Money Market Rate Loan comprising a Swing Line Borrowing is outstanding, such Borrower to which such Swing Line Loan is outstanding shall pay interest on such Money Market Rate Loan at a rate per annum equal to the Quoted Money Market Rate applicable to such Money Market Loan, payable upon prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise), and, after maturity, on demand.

            (b) APPLICABLE MARGIN; TERMS OF ADJUSTMENT.

                  (i) COMMENCEMENT; CONDITIONS. So long as no Event of Default shall have occurred which is continuing and has not been waived in accordance with Section 14.1 hereof, the Applicable Margin shall be calculated as herein specified as of the Closing Date and as of the first day of the calendar month of each Fiscal Year commencing on April 1, 2000 (each such date, a "Margin Adjustment Date"), if at least three (3) Business Days prior to such Margin Adjustment Date, the Administrative Agent shall have received: (A) the financial statements required by Section 7.1(a) for the Fiscal Quarter ending immediately prior to such Margin Adjustment Date or, where the Fiscal Quarter ending prior to such Margin Adjustment Date is a Fiscal Year end, the financial statements required by Section 7.1(b) for such Fiscal Year ending immediately prior to such Margin Adjustment Date (each such Fiscal Quarter end and Fiscal Year end, a "Margin Determination Date") and (B) in each case, a certificate complying with Section 7.1(c) certifying Consolidated Total Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries for the applicable Testing Period ending as of such Margin Determination Date.

                  (ii) CALCULATION AND DURATION OF ADJUSTMENT. On each Margin
            Adjustment Date, the Applicable Margin shall be the Applicable Margin set forth in the definition of "Applicable Margin" for Alternate Base Rate Loans or the LIBOR Rate Loans, as the case may be, comprising Revolving Credit Borrowings which corresponds to the Borrowers' Consolidated Total Funded Debt to Adjusted EBITDA Ratio as measured for the applicable Testing Period ending as of the Margin Determination Date applicable to such Margin Adjustment Date. The Applicable Margin effective as of a particular Margin Adjustment Date shall remain effective only until the next succeeding Margin Adjustment Date at which time the Applicable Margin shall be recalculated pursuant to this Subsection
            (b); provided, however, that:

                        (A) if (x) an Event of Default shall have occurred which
            is continuing and has not been waived in accordance with Section
            14.1 hereof or (y) even if such Event of Default has been so waived by the Banks, if the Borrowers shall not have delivered as of any Margin Adjustment Date the financial statements required to have been delivered previously thereto under Section 7.1(a) and 7.1(b) of this Agreement, then, at the election of the Required Banks, the Applicable Margin shall be: (a) with respect to Revolving Credit Borrowings comprised of Alternate Base Rate Loans, the Alternate Base Rate plus one and one half percent (1.50%) per annum, and (b) with respect to Revolving Credit Borrowings comprised of LIBOR Rate Loans, the London Interbank Offered Rate plus three percent (3.00%) per annum, and

                  (B) if an Event of Default shall have occurred which is
            continuing and has not been waived in accordance with Section 14.1 hereof, the interest rate shall be, upon the election of the Required Banks, the default interest rate applicable pursuant to
            Section 2.14 of this Agreement.

      2.14 DEFAULT INTEREST.

            If any principal, interest or fees due under this Agreement shall not be paid when due or if any Note or any amounts due under any Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision of acceleration of maturity therein contained, or if there shall otherwise occur an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, then, at the election of the Required Banks, (a) the principal of each outstanding Loan and, to the extent permitted by law, the unpaid interest thereon shall bear interest, payable on demand, at a rate per annum equal at all times to two percent (2%) per annum in excess of the interest rate otherwise then payable (including, if imposed, the interest rate reflecting the increased Applicable Margin set forth in Section 2.13(b)(ii)) pursuant to the terms of this Agreement and (b) the Applicable Fee Percentage shall be two percent (2%) in excess of the Applicable Fee Percentage per annum otherwise applicable pursuant to the proviso to Section 2.16(e) of this Agreement.

      2.15 INTEREST RATE DETERMINATION.

            (a) ADMINISTRATIVE AGENT DETERMINATION; NOTICE.

                  The Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, shall determine the London Interbank Offered Rate in accordance with the definition of "London Interbank Offered Rate" set forth in Annex II of this Agreement. The Administrative Agent or such applicable Designated European Administrative Agent shall give prompt notice to each of the Banks and the Borrower Representative of the applicable interest rate determined by the Administrative

      Agent or the applicable Designated European Administrative Agent, as the case may be, for purposes of Sections 2.11 and 2.13 of this Agreement.

            (b) FAILURE OF BORROWERS TO ELECT.

                  If no Interest Period is specified in any Credit Request or any Rate Conversion/Continuation Request for any LIBOR Rate Loans, the Borrowers shall be deemed to have selected an Interest Period with a duration of one month. If the Borrower Representative shall not have given notice in accordance with Section 2.11 of this Agreement to continue any LIBOR Rate Loans into a subsequent Interest Period (and shall not have otherwise delivered a Rate Conversion/Continuation Request in accordance with Section 2.11 of this Agreement to convert such Loans), then, at the end of the Interest Period applicable to such LIBOR Rate Loans (unless such LIBOR Rate Loans are repaid pursuant to the terms hereof), the Borrowers shall be deemed to have selected an Interest Period with a duration of one month, except that LIBOR Rate Loans denominated in an Alternate Currency shall, at the end of the Interest Period applicable thereto, become due and payable.

      2.16 FEES.

            The following fees shall be payable as set forth below:

            (a) UNDERWRITING, ARRANGEMENT AND STRUCTURING FEE

                  Each Borrower agrees to pay to the Administrative Agent on the Closing Date for its sole account such Borrower's Ratable Borrower Share of a one time fee for underwriting, arranging and structuring the financing transaction contemplated by this Agreement in the amount specified in the Agent Fee Letter.

            (b) ANNUAL ADMINISTRATIVE AGENT'S FEE.

                  Each Borrower agrees to pay to the Administrative Agent for its sole account such Borrower's Ratable Borrower Share of an annual Administrative Agent fee as set forth in the Agent Fee Letter.

            (c) UNUSED COMMITMENT FEE.

                  Each Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Banks, allocable to the Banks in accordance with each Bank's Ratable Portion thereof, such Borrower's Ratable Borrower Share of an unused commitment fee on the average daily unused portion of the aggregate Revolving Credit Commitments (taking into consideration the daily outstanding LC Exposure of the Banks as usage for purposes of calculating such daily unused portion) of the Banks from the Closing Date until the Revolving Credit Termination Date at a rate per annum equal to the Applicable Fee Percentage then in effect, payable quarterly in arrears on the first day of each January, April, July and October, commencing January 1, 2000, and on the Revolving Credit Termination Date.

            (d) LETTER OF CREDIT FEES.

                  The Borrowers shall pay the following fees with respect to Letters of Credit:

                  (i) ANNUAL STANDBY LETTER OF CREDIT FEE. Each Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Banks, quarterly in advance on the Closing Date and on the first Business Day of each calendar quarter thereafter, a risk participation fee equal to: (A) in the case of Letters of Credit other than Contract Guarantees or Demand Guarantees, (x) the Applicable Fee Percentage then in effect multiplied by (y) the aggregate face amount of all Letters of Credit then outstanding for the account of such Borrower or such other Letter of Credit Obligor being guaranteed by such Borrower and (B) in the case of Contract Guarantees or Demand Guarantees, (x) 50% of the Applicable Fee Percentage then in effect multiplied by (y) the aggregate face amount of all such Letters of Credit then outstanding for the account of such Borrower or such other Letter of Credit Obligor being guaranteed by such Borrower (unless, in either case, such amount attributable to such Letter of Credit Obligor has been directly paid to the Designated Letter of Credit Issuer pursuant to the applicable reimbursement agreement).

                  (ii) LETTER OF CREDIT FACING FEE. Each Borrower agrees to pay to the Administrative Agent, for the sole account of the Designated Letter of Credit Issuer designated for such Borrower, a facing fee for all Letters of Credit issued by such Designated Letter of Credit Issuer for the account of such Borrower or such other Letter of Credit Obligor being guaranteed by such Borrower (unless such amount attributable to such Letter of Credit Obligor has been directly paid to the Designated Letter of Credit Issuer pursuant to the applicable reimbursement agreement) equal to one-eighth of one percent (0.125%) per annum of the average daily maximum amount available to be drawn under all Letters of Credit issued by such Designated Letter of Credit Issuer while outstanding, payable quarterly in arrears on the first day of each calendar quarter.

                  (iii) OTHER FEES RELATING TO LETTERS OF CREDIT. Each Borrower
            agrees to pay to the Designated Letter of Credit Issuer designated for such Borrower, for its sole account, upon issuance by such Designated Letter of Credit Issuer of any Letters of Credit for the account of such Borrower or such other Letter of Credit Obligor being guaranteed by such Borrower (unless such amount attributable to such Letter of Credit Obligor has been directly paid to the Designated Letter of Credit Issuer pursuant to the applicable reimbursement agreement), any standard amendment and modification fees, issuance fees, draw fees and any other standard fees and charges charged by such Designated Letter of Credit Issuer in connection with Letters of Credit.

            (e) APPLICABLE FEE PERCENTAGES.

                  So long as no Event of Default shall have occurred which is continuing and has not been waived in accordance with Section 14.1 hereof, each Applicable Fee

      Percentage shall be calculated as herein specified as of the Closing Date and as of the first day of the calendar month of each Fiscal Year commencing on April 1, 2000 (each such date, a "Fee Percentage Adjustment Date"), if at least three (3) Business Days prior to such Fee Percentage Adjustment Date, the Administrative Agent shall have received: (A) the financial statements required by Section 7.1(a) for the Fiscal Quarter ending immediately prior to such Fee Percentage Adjustment Date or, where the Fiscal Quarter ending prior to such Fee Percentage Adjustment Date is a Fiscal Year end, the financial statements required by Section 7.1(b) for such Fiscal Year ending immediately prior to such Fee Percentage Adjustment Date (each such Fiscal Quarter end and Fiscal Year end, a "Fee Percentage Determination Date") and (B) a certificate complying with
      Section 7.1(c) certifying the Consolidated Total Funded Debt to EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries as of such Fee Percentage Determination Date. On each Fee Percentage Adjustment Date, each Applicable Fee Percentage shall be the percentage set forth in the definition of "Applicable Fee Percentage" which corresponds to the Borrowers' Consolidated Total Funded Debt to EBITDA Ratio as of the Fee Percentage Determination Date applicable to such Fee Percentage Adjustment Date. The Applicable Fee Percentage effective as of a particular Fee Percentage Adjustment Date shall remain effective only until the next succeeding Fee Percentage Adjustment Date, at which time the Applicable Fee Percentage shall be recalculated pursuant to this Section 2.16(e); provided, however, that, if an Event of Default shall have occurred which is continuing and has not been waived in accordance with Section 14.1 hereof, or if the Borrowers shall not have delivered as of such Fee Percentage Adjustment Date the financial statements in accordance with Sections 7.1(a) and 7.1(b) of this Agreement, then, upon the election of the Required Banks, the Applicable Fee Percentage shall be the highest per annum percentage appearing in the tables incorporated into the definitions.

            (f) PAYMENT OF FEES; NONREFUNDABLE.

                  All fees set forth in this Section 2.16 shall be paid in Dollars on the date due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, to the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers. Once paid, to the extent permitted by applicable Law, none of such fees shall be refundable under any circumstances.

      2.17 MANNER AND APPLICATION OF PAYMENTS; CONTROL ACCOUNT MAINTENANCE; COMPUTATIONS.

            (a) MANNER OF PAYMENT.

                  Each of the Borrowers shall make all payments to be made under this Agreement by such Borrower with respect to the Obligations hereunder, not later than 12:00 noon (local time at the Payment Office of the Administrative Agent or the applicable Designated European Administrative Agent) on the day on which such payment shall become due in immediately available funds and without setoff, counterclaim, defense or deduction of any kind, to the Administrative Agent's or the applicable Designated European Administrative Agent's account maintained at the Payment Office of the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, for distribution by the Administrative Agent or the applicable Designated European Administrative Agent to the Banks and application thereof by the Banks to such Borrowers' Loan Account.

            (b) APPLICATION OF PAYMENTS.

                  After receipt of any payment by the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, the Administrative Agent or the applicable Designated European Administrative Agent will cause to be distributed on the day of such receipt like funds relating to such payment (other than amounts payable pursuant to Section 2.16(a) and (b) of this Agreement solely to the Administrative Agent and amounts payable pursuant to Section 2.16(d)(ii) and 2.16(d)(iii) of this Agreement solely to a Designated Letter of Credit Issuer) ratably to each of the Banks for the account of its respective Lending Office. At the time of a Borrowers' making payment hereunder, the Borrower Representative shall specify to the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, the Obligations of such Borrower to which such payment is to be applied. If the Borrower Representative does not specify an application or if an Event of Default has occurred which is continuing and has not been waived in accordance with Section 14.1 hereof, the Administrative Agent or such applicable Designated European Administrative Agent shall, subject to
      Section 2.19 and 9.4(d)(iv) of this Agreement, distribute such payment to the Banks for application to such Loans (or participations therein) as the Administrative Agent or such applicable Designated European Administrative Agent, in its sole discretion, elects or as the Required Banks shall have directed; provided, however, the Administrative Agent or such applicable Designated European Administrative Agent will use reasonable efforts to avoid an application of a payment which causes early prepayment of a LIBOR Rate Borrowing prior to expiration of its applicable Interest Period.

            (c) ADMINISTRATIVE AGENT MAINTENANCE OF CONTROL ACCOUNT.

                  The Administrative Agent shall maintain on its books and records a control account (the "Control Account") in respect of each Borrower which shall reflect: (i) with respect to Revolving Credit
      Borrowings: (w) the outstanding Revolving Credit Loans to each Borrower,
      (x) the Ratable Portion of each Bank in the outstanding Revolving Credit Borrowings to each Borrower, (y) the Ratable Portion of each Bank in all payments made in respect of such Revolving Credit Loans and (z) accrued interest on the Revolving Credit Loans to each Borrower, (ii) with respect to outstanding Term Loans, (x) the outstanding principal amount to such Borrower by each of the Banks, (y) all payments made to each Bank in respect of such Term Loans to such Borrower and (z) accrued interest on such Term Loan owing by such Borrower, (iii) with respect to Swing Line
      Loans: (x) the outstanding Swing Line Loans to each Borrower by each Designated Swing Line Lender, (y) the Swing Line Exposure of each Bank and, to the extent applicable, the participating interests thereof in outstanding Swing Line Loans and (z) to the extent applicable, the participating interest of each Bank in all payments made and all accrued interest on Swing Line Loans in which such Bank has a participating interest, (iv) all Letter of Credit drawings and (v) all other Obligations of any Borrower that have become payable hereunder. Each entry by the Administrative Agent in the Control Account shall be, absent manifest error, prima facie evidence of the data entered. Such entries by the Administrative Agent shall not be a condition to any Borrower's obligation to repay the Obligations.

            (d) DESIGNATED EUROPEAN ADMINISTRATIVE AGENT MAINTENANCE OF DESIGNATED EUROPEAN CONTROL ACCOUNT.

                  Each Designated European Administrative Agent shall maintain on its books and records a control account (the "Designated European Control Account") in respect of each Borrower for which such Designated European Administrative Agent has been designated which shall reflect: (i) with respect to Revolving Credit Borrowings for such Borrowers: (w) the outstanding Revolving Credit Loans to each such Borrower, (x) the Ratable Portion of each Bank in the outstanding Revolving Credit Borrowings to each Borrower,
      (y) the Ratable Portion of each Bank in all payments made in respect of such Revolving Credit Loans and (z) accrued interest on the Revolving Credit Loans to each Borrower, (ii) with respect to Swing Line Loans: (x) the outstanding Swing Line Loans to each such Borrower by each Designated Swing Line Lender, (y) the Ratable Portion (or participating interest ) of each Bank in such outstanding Swing Line Loans and (z) to the extent applicable, the participating interest of each Bank in all payments made and all accrued interest on Swing Line Loans in which such Bank has a participating interest, (iii) all Letter of Credit drawings and (iv) all other Obligations of any Borrower that have become payable hereunder. Each entry by such Designated European Administrative Agent in the Designated European Control Account shall be, absent manifest error, prima facie evidence of the data entered. Such entries by such Designated European Administrative Agent shall not be a condition to any Borrower's obligation to repay the Obligations. If requested by the Administrative Agent, the Designated European Administrative Agent shall notify the Administrative Agent, on a weekly basis, of the information reflected in the Designated European Control Account as of the end of the prior week.

            (e)   CONTROL ACCOUNT CHARGES AND CREDITS; ADMINISTRATIVE AGENT
                  REPORTS.

                  The Control Account and Designated European Control Account maintained by the Administrative Agent and each Designated European Administrative Agent, as the case may be, in respect of each Borrower will be charged with all Revolving Credit Loans, Term Loans and all Swing Line Loans made by the Banks or the applicable Designated Swing Line Lender to such Borrower and all other Obligations of such Borrower under this Agreement or any other Loan Document. Each of the Borrowers hereby authorizes each Bank to charge its Loan Account in respect of such Borrower with such Obligations. The Control Account and each Designated European Control Account in respect of a Borrower will be credited in accordance with this Section (b) with all payments received by the Administrative Agent and the Designated European Administrative Agent, as the case may be, directly from such Borrower or for the account of such Borrower. The Administrative Agent and each Designated European Administrative Agent shall send the Borrower Representative statements for the Borrowers in accordance with the Administrative Agent's and such Designated European Administrative Agent's standard procedures. Any and all such periodic or other statements or reconciliations of the Control Account and Designated European Control Account shall be final, binding and conclusive upon the Borrowers in all respects, absent manifest error, unless the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, receives specific written objection thereto from the Borrower Representative within thirty (30) Business Days after such statements or reconciliation shall have been sent to the Borrower Representative by the Administrative Agent or such Designated European Administrative Agent. The Loan Accounts of each Bank shall reflect the activity in the Control Account applicable to such Bank.

            (f)   AUTHORIZATION TO CHARGE BANKING ACCOUNTS.

                  If and to the extent any payment owed by a Borrower to the Administrative Agent, any Designated European Administrative Agent, any Bank or any Designated Swing Line Lender is not made when due hereunder or under the Notes, each of the Borrowers hereby authorizes the Administrative Agent, such Designated European

      Administrative Agent, such Bank and such Designated Swing Line Lender, as the case may be, to charge from time to time against any or all of the accounts of the Borrowers or any Borrower with the Administrative Agent, such Designated European Administrative Agent, such Bank or such Designated Swing Line Lender, as the case may be, any amount so due, provided, however, that in no case shall any Foreign Borrower be liable for any amounts owing by any other Borrower. Notice of any such charge shall be given promptly to the Borrower Representative by the Administrative Agent, such Designated European Administrative Agent, such Bank or such Designated Swing Line Lender, as the case may be.

            (g)   COMPUTATIONS OF INTEREST AND FEES.

                  All computations of interest on LIBOR Rate Loans hereunder and of fees and other compensation hereunder shall be made by the Administrative Agent on the basis of a year of 360 days in each case for the actual number of days elapsed (commencing on the date such Loan was advanced but excluding the date such Loan shall be paid in full) occurring in the period for which such interest or fees are payable; provided, that all computations of interest on Alternate Base Rate Loans which are based on NCB's "prime rate" shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed. Each determination by the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, of interest, fees or other amounts of compensation due hereunder shall be rebuttably presumed to be correct.

            (h)   PAYMENT NOT ON BUSINESS DAY.

                  Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Any such extension or reduction of time shall in such case be included in the computation of payment of interest, fees or other compensation, as the case may be.

            (i)   FAILURE TO PAY IN ALTERNATE CURRENCY.

                  If it is impossible or illegal for any Borrower to effect payment of a LIBOR Rate Loan denominated in an Alternate Currency in the same Alternate Currency as such Loan was borrowed, as required by Section 2.10(a), or if any Borrower shall default in the payment when due of any payment in an Alternate Currency, the Required Banks may, at their option, require such payment to be made to the Administrative Agent or applicable Designated European Administrative Agent, as the case may be, in Dollars in the Dollar equivalent of such Alternate Currency. In any case in which such Borrower shall make such payment in Dollars in the amount of the Dollar equivalent, such Borrower agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Alternate Currency between the date such payment became due and the date of payment thereof, including, without limitation the costs of conversion and any other costs related thereto. The Borrowers' obligations under this Section (i) shall survive termination of this Agreement with respect to amounts requested by any Bank within thirty (30) days after such termination.

            (j)   ALTERNATE CURRENCY AMOUNTS.

                  Notwithstanding anything contained herein to the contrary, the Administrative Agent or applicable Designated European Administrative Agent, as the case may be, may with respect to Credit Requests by the Borrower Representative for Borrowings comprised of LIBOR Rate Loans denominated in an Alternate Currency or notices of voluntary prepayments of less than the full amount of a LIBOR Rate Loan denominated in an Alternate Currency, engage in mutually agreeable rounding of the Alternate Currency amounts requested to be advanced or repaid; and, in such event, the Administrative Agent or such Designated European Administrative Agent shall promptly notify the Banks of such rounded amounts, and the Borrower Representative's Credit Request or notice shall thereby be deemed to reflect such rounded amounts.

            (k)   PRESUMPTION OF PAYMENT IN FULL BY THE BORROWERS.

                  Unless the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, shall have received notice from a Borrower or the Borrower Representative on behalf of a Borrower prior to the date on which any payment is due to the Banks hereunder that such Borrower will not make such payment in full, the Administrative Agent or such applicable Designated European Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date. In reliance upon such assumption, the Administrative Agent and such Designated European Administrative Agent, as applicable, may, but shall not be obligated to, distribute to each Bank on such due date the amount then due such Bank. If and to the extent a Borrower shall not have made such payment in full to the Administrative Agent or such Designated European Administrative Agent, each Bank shall repay to the Administrative Agent or such Designated European Administrative Agent promptly upon demand the amount distributed to such Bank, together with interest thereon (except to the extent otherwise paid by such Borrower) for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent or such Designated European Administrative Agent at the Federal Funds Effective Rate or the Cost of Funds Rate, as applicable, if the failure to pay relates to Revolving Credit Loans or Term Loans, or the Cost of Funds Rate of such Designated European Administrative Agent, if the failure to pay relates to Money Market Rate Swing Line Loans. All amounts payable under this Section 2.17(k) shall be payable in Dollars or the applicable Alternate Currency, as the case may.

      2.18 LIBOR RATE LOANS: UNASCERTAINABLE RATE; ILLEGALITY; INCREASED COSTS.

            (a)   UNASCERTAINABLE RATE; ILLEGALITY; INCREASED COSTS.

                  In the event that (x) in the case of clause (i) below, the Administrative Agent or, with respect to Swing Line Loans or other LIBOR Rate Loans to a Borrower for which a Designated European Administrative Agent has been designated, the applicable Designated European Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank or Designated Swing Line Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the LIBOR Rate for LIBOR Rate
            Loans for any Interest Period that, by reason of any changes arising after the Effective Date affecting the London interbank eurocurrrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the "London Interbank Offered Rate"; or

                  (ii) at any time, that such Bank or Designated Swing Line
            Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Bank or Designated Swing Line Lender deems material with respect to any LIBOR Rate Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) to a Borrower because of any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the "London Interbank Offered Rate" pursuant to the definition thereof); or

                  (iii) at any time, that the making or continuance of any
            Eurocurrency Loan denominated in Dollars or in an Alternate Currency has become unlawful by compliance by such Bank or Designated Swing Line Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Bank customarily complies;

      THEN, and in any such event, such Bank or Designated Swing Line Lender (or the Administrative Agent or such Designated European Administrative Agent, as applicable, in the case of clause (i) above) shall (x) on such date and
      (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower Representative and to the Administrative Agent and such Designated European Administrative Agent, as the case may be, of each such determination (which notice the Administrative Agent or Designated European Administrative Agent, as the case may be, shall promptly transmit to each of the other applicable Banks). Thereafter (x) in the case of clause (i) above, LIBOR Rate Loans shall no longer be available until such time as the Administrative Agent or Designated European Administrative Agent, as applicable, notifies the Borrower and the applicable Banks that the circumstances giving rise to such notice by the Administrative Agent or such Designated European Administrative Agent no longer exist, and any Credit Request or Rate Conversion/Continuation Request given by the Borrower Representative with respect to LIBOR Rate Loans which have not yet been incurred or converted shall be deemed rescinded by the Borrower or, in the case of a Credit Request, shall, at the option of the Borrower, be deemed converted into a Credit Request for Alternate Base Rate Loans to be made on the date of Borrowing contained in such Credit Request, (y) in the case of clause (ii) above, the affected Borrower shall pay to such Bank or Designated Swing Line Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank or Designated Swing Line Lender shall determine) as shall be required to compensate such Bank or Designated Swing Line Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank or Designated Swing Line Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Bank or Designated Swing Line Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in section 2.18(b) as promptly as possible and, in any event, within the time period required by law.

            (b)   CANCELLATION OF REQUESTS; CONVERSION OF OUTSTANDINGS.

                  At any time that any LIBOR Rate Loan is affected by the circumstances described in Section 2.18(a)(ii), the Borrower to which the affected Bank or Designated Swing Line Lender has advanced such LIBOR Rate Loan may, and, in the event any LIBOR Rate Loan is affected by the circumstances described in Section 2.18(a)(iii), such affected Borrower shall, either (i) if the affected LIBOR Rate Loan is then being made pursuant to a Borrowing, by causing the Borrower Representative to give the Administrative Agent or the applicable Designated European Administrative Agent, as the case may be, telephonic (confirmed promptly in writing if requested) notice thereof on the same date that the Borrower Representative was notified by a Bank or a Designated Swing Line Lender pursuant to Section 2.18(a)(ii) or (iii), cancel said Borrowing, convert the related Credit Request into one requesting a Borrowing of Alternate Base Rate Loans or require the affected Bank to make its requested Loan as a Alternate Base Rate Loan, or (ii) if the affected LIBOR Rate Loan is then outstanding, upon at least one Business Day's notice from the Borrower Representative to the Administrative Agent or such Designated European Administrative Agent, as the case may be, require the affected Bank or Designated Swing Line Lender to convert each such LIBOR Rate Loan into an Alternate Base Rate Loan or, in the case of the Designated Swing Line Lender, into a Money Market Rate Loan with such conversion to be effective on the last day of the Interest Period currently applicable to such LIBOR Rate Loan, if the affected Bank or such Designated Swing Line Lender may lawfully continue to maintain and fund such Loan until such last day, or immediately, if the affected Bank or such Designated Swing Line Lender is not legally permitted to maintain and fund such Loan until such last day; provided, that, in the case of the Banks, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 2.18(b).

      2.19 PRO RATA TREATMENT OF BANKS.

            Except as set forth in Sections 2.7, 2.16 and 9.6 of this Agreement, and except as set forth in the Administrative Agent Fee Letter, each Borrowing and participating interest hereunder, each payment or prepayment of principal of any Borrowing, any reduction of commitments, each payment of interest on the Loans, and each payment of the fees provided for hereunder shall be allocated among the Banks ratably in accordance with each Bank's Ratable Portion thereof.

      2.20 EUROPEAN ECONOMIC AND MONETARY UNION.

            (a)   EFFECTIVENESS OF PROVISIONS.

            The provisions of paragraphs (b) through (g) of this Section shall be effective from and after January 1, 1999; provided that, if and to the extent that any such provision relates to any state (or the currency of such state) that is not a Participating Member State on the date hereof, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

            (b)   REDENOMINATION OF ALTERNATIVE CURRENCIES.

            Each obligation under this Agreement of a party to this Agreement which has been denominated in the National Currency Unit of a Participating Member State shall be denominated, or redenominated into, the Euro Unit in accordance with EMU Legislation, provided that if and to the extent that any EMU Legislation provides that an amount denominated either in the Euro or in the National Currency Unit of a Participating Member State and payable within the Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro Unit or in that National Currency Unit, any party to this Agreement shall be entitled to pay or repay any such amount either in the Euro Unit or in such National Currency Unit.

            (c)   PAYMENTS BY THE ADMINISTRATIVE AGENT GENERALLY.

            With respect to the payment of any amount denominated in the Euro or in a National Currency Unit, neither the Administrative Agent nor any Designated European Administrative Agent shall be liable to any Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent or such Designated European Administrative Agent, if the Administrative Agent or such Designated European Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account of such Borrower or any Bank, as the case may be, in the principal financial center in the Participating Member State which such Borrower or, as the case may be, such Bank shall have specified for such purpose. In this paragraph (c), "all relevant steps" shall mean all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent or such Designated European Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

            (d)   BASIS OF ACCRUAL.

            If the basis of accrual of interest or fees expressed in this Agreement with respect to the Alternate Currency of any state that becomes a Participating Member State shall be inconsistent with any convention or practice in the applicable interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, if any Loan denominated in the Alternate Currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period (if any) for such Loan.

            (e)   ROUNDING.

            Without prejudice and in addition to any method of conversion or rounding prescribed by the EMU Legislation, each reference in this Agreement to a minimum amount (or a multiple thereof) in a National Currency Unit to be paid to or by the Administrative Agent or the applicable Designated European Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or a multiple thereof) in the Euro Unit as the Administrative Agent or such Designated European Administrative Agent may from time to time specify.

            (f)   OTHER CONSEQUENTIAL CHANGES.

            Each provision of this Agreement or the other Loan Documents shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.

SECTION 3 CONDITIONS OF LENDING.

      3.1 CONDITIONS PRECEDENT TO INITIAL LOANS.

            The effectiveness of this Agreement, the obligation of each Bank to make a Loan on the occasion of each Borrowing, the obligation of each Designated Swing Line Lender to make a Swing Line Loan, and the obligation of each Designated Letter of Credit Issuer to issue any Letters of Credit, are subject to the condition precedent that: (i) the conditions set forth in Annex III, attached hereto and incorporated herein by reference, shall have been satisfied, as determined by the Administrative Agent, in its sole discretion, on or before the Closing Date of this Agreement and (ii) the Administrative Agent shall have received on or before the Closing Date of this Agreement the documents and deliveries set forth on said Annex III (which, in the case of exhibits to this Agreement, shall be in the forms attached hereto, with blanks completed).

      3.2 CONDITIONS PRECEDENT TO ALL LOANS.

            The obligation of each Bank to make a Loan on the occasion of each Borrowing, Rate Conversion and Rate Continuation, the obligation of each Designated Swing Line Lender to make a Swing Line Loan, and the obligation of each Designated Letter of Credit Issuer to issue or renew any Letter of Credit, is subject to the conditions precedent that:

            (a)   REPRESENTATION BRINGDOWN.

                  As of the date of any Credit Event, and before and after giving effect thereto, the representations and warranties contained in this Agreement and all other Loan Documents are (i) to the extent such representations and warranties are not otherwise subject by their terms to a materiality or Material Adverse Effect threshold, true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) to the extent such representations and warranties are otherwise subject by their terms to a materiality or Material Adverse Effect threshold, true and correct in all respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

            (b)   NO DEFAULT; COMPLIANCE WITH TERMS.

                  As of the date of any Credit Event, and before and after giving effect thereto, each of the Borrowers shall be in compliance with all other terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Potential Default or Event of Default shall have occurred and be continuing; and

            (c)   NO MATERIAL ADVERSE CHANGE.

                  As of the date of any Credit Event, and before and after giving effect thereto, there shall have been no event which has had, or could reasonably be expected to have, a Material Adverse Effect.

            (d)   CONFIRMATION OF BORROWING BASE.

                  The Borrowers shall have delivered to the Administrative Agent a Borrowing Base Certificate required to have been delivered for the period in which such Credit Event occurs.

            (e)   OTHER DELIVERIES.

                  The Administrative Agent shall have received such other approvals or documents as the Administrative Agent may reasonably request consistent with the terms of this Agreement.

Each Credit Event shall constitute a representation and warranty by each of the Borrowers that on the date of such Credit Event, the statements in clauses (a) through (c) above are true and correct as of such date and that the actions required under clauses (d) and (e) above have in fact been taken as of such date.

SECTION 4 SECURITY INTEREST IN COLLATERAL; COLLATERAL REQUIREMENTS.

      4.1 GRANT OF SECURITY INTEREST.

            (a)   DOMESTIC BORROWER COLLATERAL.

            To secure the prompt payment and performance of: (w) the Obligations (including Obligations of any Borrower as a Borrower Guarantor to pay the Guaranteed Obligations of other Borrowers owing to the Banks, the Swing Line Exposure of the Banks and the LC Exposure of the Banks), (x) the Swing Line Obligations of any Borrower owing to a Designated Swing Line Lender, the Letter of Credit Obligations of any Borrower owing to a Designated Letter of Credit Issuer and (z) the Designated Hedge Obligations owing by any Borrower to a Designated Hedge Creditor, as the case may be, each Domestic Pledging Borrower hereby grants (or, by executing the Additional Borrower Addendum hereto, grants) to the Administrative Agent for itself and for the benefit of the Banks, each Designated Swing Line Lender, each Designated Letter of Credit Issuer and the Designated Hedge Creditor, a continuing security interest in and to and a pledge of all of the tangible and intangible, real property and personal property and assets of such Borrower (collectively, the "Domestic Borrower Collateral"), whether now owned or existing or hereafter acquired or arising and wheresoever located including, without limitation: (a) all Accounts, (b) all Inventory, (c) all Equipment, (d) all General Intangibles, (e) all Investment Property (provided, no capital stock in Foreign Subsidiaries of Instron Corporation will be taken as Collateral except to the extent specified in the Pledge and Security Agreements attached hereto as Exhibit D-2 and D-3), (f) any and all deposits or other sums at any time credited by or due from the Banks to such Borrower, whether in a depository account or other account, (g) all Instruments, documents, documents of title, policies and certificates of insurance, securities, goods, choses in action, Chattel Paper, cash or other property, to the extent owned by such Borrower or in which such Borrower has an interest, (h) all Collateral of such Borrower which now or hereafter is at any time in the possession or control of any of the Banks or in transit by mail or carrier to or from any of the Banks or in the possession of any Person acting in a Bank's behalf, without regard to whether such Bank received the same in pledge, for safekeeping, as Administrative Agent for collection or transmission or otherwise or whether such Bank had conditionally released the same, and any and all balances, sums, proceeds and credits of such Pledging Borrower with such Bank, (i) all accessions to, substitutions for, and all replacements, Products and Proceeds of the herein above-referenced property of such Borrower described in this Subsection including, but not limited to, proceeds of insurance policies insuring such property and (j) all books, records, and other property (including, but not limited to, credit files, programs, printouts, computer software, programs, and disks, magnetic tape and other magnetic media, and other materials and records) of such Borrower pertaining to any such above-referenced property of such Borrower. Such continuing security interest and pledge in the Domestic Borrower Collateral shall be in addition to any other security interest or Lien in the tangible or intangible, real and personal property and assets of any Person securing the Obligations and/or the Designated Hedge Obligations; provided, however, that, with respect to General Intangibles or Equipment of a Pledging Domestic Borrower, to the extent that:

                  (i) any such General Intangible is subject by reason of the terms of the instrument or agreement creating such General Intangible itself (and not any third party agreement) to a valid and effective contractual restriction prohibiting the creation or a security interest without the consent of another Person or otherwise requires the consent of such Person to permit such creation or

                  (ii) any such item of Equipment is subject to a purchase money security interest permitted by Section 7.3(d) of this Agreement prohibiting the creation of any other security interest in such item of Equipment without the consent of another Person,

THEN, the above stated grant of a security interest to the Administrative Agent shall not be effective as to such General Intangible or item of Equipment until such time as consent has been obtained from such Person; provided, further that, upon the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, such Domestic Pledging Borrower will, upon the written request of the Administrative Agent, obtain such consent.

            (b)   U.K. COLLATERAL.

            Pursuant to the U.K. Collateral Documents, Instron, Ltd. shall grant to the Administrative Agent for the benefit of the Banks, the Designated U.K. Swing Line Lender, the Designated U.K. Letter of Credit Issuer and any Designated Hedge Creditor, effective as of the Closing Date, a Lien on the U.K. Collateral to secure the prompt payment and performance of all Obligations of Instron, Ltd. to the Banks, the Swing Line Obligations owing from Instron, Ltd. to the Designated U.K. Swing Line Lender, the Letter of Credit Obligations owing by Instron, Ltd. to the Designated U.K. Letter of Credit Issuer, and Instron, Ltd.'s Ratable Borrower Share of Designated Hedge Obligations.

            (c)   GERMAN COLLATERAL.

            Pursuant to the German Collateral Documents, Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH shall each grant to the Administrative Agent for the benefit of the Banks, the Designated German Swing Line Lender, the Designated German Letter of Credit Issuer and any Designated Hedge Creditor, effective as of the Closing Date, a Lien on the German Collateral to secure the prompt payment and performance of all Obligations of Instron


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
Schenck Testing Systems, GmbH and Instron Wolpert GmbH to the Banks, the Swing Line Obligations owing from Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH to the Designated German Swing Line Lender, the Letter of Credit Obligations owing by Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH to the Designated German Letter of Credit Issuer, and Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH Ratable Borrower Share of Designated Hedge Obligations.

      4.2 PERFECTION.

            Each Pledging Borrower shall execute such financing or other similar statements as are provided for by applicable law, and otherwise take such other action and execute such assignments or other instruments, control agreements or documents, in each case as the Administrative Agent may request to evidence, perfect, or record the Administrative Agent's security interest in the Collateral or to enable the Administrative Agent to exercise and enforce its rights and remedies under this Agreement and the other Loan Documents with respect to any Collateral. Each Pledging Borrower hereby authorizes the Administrative Agent on behalf of the Banks, each Designated Letter of Credit Issuer and the Designated Hedge Creditor to execute and file any such financing statement or continuation statement on such Borrower's behalf. Each Domestic Pledging Borrower acknowledges that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement to the extent permitted by law.

      4.3 CHANGES AFFECTING PERFECTION.

            No Domestic Pledging Borrower shall, without giving the Administrative Agent at least twenty (20) days prior written notice thereof: (a) make any change in any location within the domestic United States where Inventory or Equipment of such Borrower is maintained (other than a change in location which relocates such Collateral to a location previously disclosed in the Supplemental Schedule), or locate any of such Inventory or Equipment at any new locations (other than in connection with (i) Inventory relocated without such conveyance of ownership to locations of Foreign Borrowers or Foreign Subsidiaries in connection to processing of such Inventory thereby to the extent permitted by proviso (X)(V) of Section 7.3(a)(xii) hereof, or (ii) Inventory or Equipment used in connection with a Sales Office relocated pursuant to the addition, closure or relocation of such Sales Office) provided that this limitation on changes in location of Inventory and Equipment is not applicable to changes in the location of (A) Inventory sold in the ordinary course of its business, (B) Equipment the ownership of which is conveyed to the extent permitted by Section 7.3(a)(ii), 7.3(a)(xi) or 7.3(a)(xii)(D) hereof or proviso
(X)(I), (X)(III) and (X)(IV) of Section 7.3(a)(xii) hereof or (C) Inventory the ownership of which is conveyed to Foreign Borrowers or Foreign Subsidiaries in connection with the processing of such Inventory thereby to the extent permitted by Section 7.3(a)(xii)(C) hereof, (b) make any change in the location of its chief executive office, principal place of business or the office where its records pertaining to its Accounts and General Intangibles are kept, (c) add any new places of business or close of any of its existing places of business (except that no notice hereunder shall be required with respect to the addition, relocation or closure of any Sales Office), (d) make any change in its name or corporate structure, adopt new trade names, assumed names or fictitious names or otherwise add any name under which it does business, or (e) make any other change (excluding from the calculation of the limitation provided in this clause
(e), the creation or suffering to exist of Liens permitted by Section 7.3(d) hereof), and changes in location without notification required by clause (a) hereof shall not be a violation of this Section unless, such other changes and changes in location without notice would reasonably be expected to affect the perfection or priority of the Administrative Agent's Lien in Collateral with a fair market value exceeding Two Million Dollars ($2,000,000) in the aggregate during the term of this Agreement.


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
      4.4 INSPECTION; VERIFICATION.

            During regular business hours and after reasonable notice to the Borrower Representative, the Administrative Agent (by any of its officers, employees, Administrative Agents, representatives, or designees, including a
Bank) shall have the right, at the applicable Pledging Borrower's expense, to inspect the Collateral and to inspect and audit, all books, records, journals, orders, receipts, or other correspondence related thereto (and to make extracts or copies thereof as the Administrative Agent may request) and to inspect the premises upon which any of the Collateral is located for the purpose of verifying the amount, quality, quantity, value, and condition of, or any other matter relating to, the Collateral; provided, however, that subject to the following proviso, the aggregate number of such inspections shall not exceed one
(1) in any calendar year; provided, further, that during any period commencing upon the occurrence of an Event of Default and continuing until such Event of Default no longer continues or has been waived in accordance with Section 14.1 hereof, the Administrative Agent may exercise such access and other rights, at the applicable Pledging Borrower's expense, at any time and as often as the Administrative Agent deems such action necessary or desirable. In addition to inspections as outlined above (and only to the extent exercised concurrently with such inspection and to a reasonable extent), the Administrative Agent or its designee shall have the right, upon reasonable notice to and consultation with the Borrower Representative, to make test verifications of the Accounts and other Collateral and physical verifications of the Inventory and other tangible items of the Collateral at the expense of the applicable Pledging Borrower and in any manner and through any commercially reasonable medium that the Administrative Agent considers advisable, and each of the Pledging Borrowers agrees to furnish all such assistance and information as the Administrative Agent may require in connection therewith. Any inspection pursuant hereto shall, at the option of the applicable Pledging Borrower, occur in the presence of an officer of a Borrower. In addition, the Administrative Agent shall be entitled to conduct, at the Borrowers' expense, an (i) inventory audit and receivable testing and (ii) an asset based field examination and collateral audit of each of the Borrowers, which shall be in each case conducted promptly after the Closing Date and shall otherwise be in substance satisfactory to the Administrative Agent, in its reasonable discretion.

      4.5 REINSTATEMENT.

            The provisions of Section 4 and Section 5 of this Agreement shall remain in full force and effect and continue to be effective in respect of a Borrower should any petition be filed by or against such Borrower for liquidation or reorganization, should such Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of such Borrower's assets or should any other Financial Impairment relating to such Borrower occur, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      4.6 TERMINATION OF SECURITY INTEREST; RELEASE OF COLLATERAL.

            Upon the payment in full of all Obligations, Swing Line Obligations, and Letter of Credit Obligations, and the termination of the Commitments of each of the Banks and all LC Exposure and Swing Line Exposure thereof: (a) the security interests and the other Liens and licenses granted by the Pledging Borrowers to the Administrative Agent under this Agreement and under any other Loan Documents shall terminate, (b) all rights to the Collateral shall revert to the Borrower with rights therein, (c) the Administrative Agent will, at such Borrower's expense, (x) execute and deliver to such Borrower all documents as such Borrower may reasonably request to evidence the termination of such security interests and the release of such Domestic Borrower Collateral, and (y) take such other actions with respect to this Agreement, the other Loan Documents, the Liens created thereby, and the Obligations as such Borrower shall reasonably request, and (d) this Agreement and all of the other Loan Documents will be terminated, and such Borrower will have no further liabilities or obligations thereunder (except any liabilities and/or obligations which under the terms of this Agreement or any Loan Document survive termination thereof). Notwithstanding the foregoing:

                  (i) the pledge by Instron, Ltd. of the U.K. Collateral shall secure only the Obligations of Instron, Ltd. to the Banks, its Swing Line Obligations to the Designated U.K. Swing Line Lender, its Letter of Credit Obligations to the Designated U.K. Letter of Credit Issuer and its Ratable Borrower Share of any Designated Hedge Obligations and any fees and expenses owing to the Banks hereunder and, upon the payment in full of all such Obligations, Swing Line Obligations, Letter of Credit Obligations and its Ratable Borrower Share of Designated Hedge Obligations and fees and expenses hereunder owing by Instron, Ltd. and the termination of the Commitments of the Banks and the obligation of the Designated U.K. Swing Line Lender pursuant to the Aggregate Swing Line Commitment to the extent applicable thereto to Instron, Ltd. and all Swing Line Exposure related thereto and all LC Exposure attributable to Letters of Credit issued to Instron, Ltd. or any of its Subsidiaries, the U.K. Collateral Documents shall terminate, all rights in the U.K. Collateral shall revert to Instron, Ltd., and the Administrative Agent will, at the expense of Instron, Ltd., execute and deliver to thereto all documents as Instron, Ltd. may reasonably request to evidence the termination of such security interests and the release of the U.K. Collateral and

                  (ii) the pledge by Instron Schenck Testing Systems, GmbH and
            Instron Wolpert GmbH of the German Collateral shall secure only the Obligations of Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH to the Banks, its Swing Line Obligations to the Designated German Swing Line Lender, its Letter of Credit Obligations to the Designated German Letter of Credit Issuer and its Ratable Borrower Share of any Designated Hedge Obligations and any fees and expenses owing to the Banks hereunder and, upon the payment in full of all such Obligations, Swing Line Obligations, Letter of Credit Obligations and its Ratable Borrower Share of Designated Hedge Obligations and fees and expenses hereunder owing by Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH and the termination of the Commitments of the Banks and the obligation of the German Swing Line Lender pursuant to the Aggregate Swing Line Commitment to the extent applicable thereto to Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH and all Swing Line Exposure related thereto and all LC Exposure attributable to Letters of Credit issued to Instron Schenck Testing Systems, GmbH or Instron Wolpert GmbH or any Subsidiaries of either thereof, the German Collateral Documents shall terminate, all rights in the German Collateral shall revert to Instron Schenck Testing Systems, GmbH or Instron Wolpert GmbH, as the case may be, and the Administrative Agent will, at


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
            the expense of Instron Schenck Testing Systems, GmbH or Instron Wolpert GmbH, execute and deliver thereto all documents as Instron Schenck Testing Systems, GmbH or Instron Wolpert GmbH may reasonably request to evidence the termination of such security interests and the release of the German Collateral.

SECTION 5 REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO COLLATERAL.

      5.1 GENERAL REPRESENTATIONS AS TO COLLATERAL.

            The Supplemental Schedule sets forth: (a) the principal place of business of each of the Borrowers and its Subsidiaries and the office where the chief executive offices and accounting offices of each of the Borrowers and such Subsidiaries are located, (b) the office where each of the Domestic Pledging Borrowers keeps its records concerning Accounts and General Intangibles, (c) the location of each Domestic Pledging Borrower's registered office and (d) all locations of each Domestic Pledging Borrower's material production operations and facilities (other than locations constituting Sales Offices) and whether such location is owned or leased and each location at which Inventory, Equipment or other tangible Collateral (other than Inventory and Equipment located at a Sales Office and whose location at such office does not disqualify such office from constituting a Sales Office) of each Domestic Pledging Borrower is located other than undisclosed locations the aggregate fair market value of all Collateral at all such undisclosed locations of all Domestic Pledging Borrowers shall not exceed Two Million Five Hundred Thousand Dollars $2,500,000 unless prompt disclosure of such excess is made to the Administrative Agent, and all reasonable assistance is given to the Administrative Agent by such Borrower in reasonably perfecting the Administrative Agent's security interests at, sufficient locations to eliminate such excess undisclosed Collateral value) including, without limitation, the location of any warehouse, bailee or consignee at which such Collateral is located (with respect to any such Collateral not located at a specified main location owned by such Borrower, the Supplemental Schedule shall expressly indicate to the reasonable satisfaction of the Administrative Agent (1) the type of location of the Collateral (e.g., warehouse, bailee, consignee or otherwise); (2) the type of Collateral located at each such location (e.g., whether the Collateral is Equipment, Inventory or other tangible Collateral; (3) whether the Collateral is segregated or otherwise identifiable at each such location; and (4) the approximate dollar value of the Collateral located at each such location), (e) the locations and addresses of all owned or leased real property (other than property leased in connection with a Sales Office) of each Domestic Pledging Borrower, including the name of the record owner of such property and its respective legal description in each case where the Equipment Collateral located thereon has a fair market value exceeding Two Million Five Hundred Thousand Dollars $2,500,000 (each, a "Material Owned or Leased Real Property"), (f) the locations of each of the Domestic Pledging Borrowers registered offices, Administrative Agents, other offices and places of business (other than Sales Offices) during the five (5) years prior to the Closing Date, and (g) all trade names, assumed names, fictitious names and other names used by each of the Pledging Borrowers during the five (5) years prior to the Closing Date. Other than as set forth in the Supplemental Schedule attached hereto, no Pledging Borrower keeps any Collateral owned by it on any property not owned in fee simple by such Borrower, except (i) for Collateral consisting of Inventory and Equipment located at a Sales Office and whose location at such office does not disqualify such office from constituting a Sales Office and (ii) other Collateral the fair market value of which at all such locations does not at any time exceed in the case of all such Pledging Borrowers does not at any time exceed in the aggregate Two Million Five Hundred Thousand Dollars ($2,500,000).


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
      5.2 REPRESENTATIONS AND WARRANTIES REGARDING ACCOUNTS.

            Each of the Domestic Pledging Borrowers agrees and represents that each Account and each invoice representing any Account will: (a) cover a bona fide sale or lease and delivery of merchandise sold or leased in the ordinary course of business of such Borrower or the rendition by such Borrower of services to customers in the ordinary course of business, (b) be for a liquidated amount maturing as stated in the schedule thereof and in the duplicate invoice covering said sale, and (c) other than the Administrative Agent's security interest therein, not be subject to any Lien except for those permitted by proviso (i) or (v) of Section 7.3(d) or to any offset, deduction or counterclaim; provided, however, that the Borrowers shall not be deemed to have violated clause (a) or (b) of this section unless the representations therein are untrue as to Accounts the unpaid obligation of which in the aggregate exceeds One Million Dollars ($1,000,0000. Each Domestic Pledging Borrower will use all commercially reasonable efforts consistent with sound business practice to avoid backdating, postdating or redating of invoices.

      5.3 TREATMENT OF ACCOUNTS AND GENERAL INTANGIBLES.

            Each of the Domestic Pledging Borrowers shall use commercially reasonable efforts consistent with sound business practice to settle or adjust all disputes and claims regarding Accounts. Each of the Domestic Pledging Borrowers shall use all commercially reasonable efforts consistent with sound business practice: (i) to grant discounts, credits or allowances only in the ordinary course of business or on a commercially reasonable basis and (ii) to enter into extensions, compromises or settlements to any customer or Account Debtor, and to allow returns of merchandise thereby, only in the ordinary course of business consistent with past practices or on a commercially reasonable basis. Each of the Domestic Pledging Borrowers will perform and comply in all material respects with all obligations in respect of Accounts, Chattel Paper, General Intangibles and under all other contracts and agreements to which it is a party or by which it is bound relating to the Collateral where failure to so comply would result in a Material Adverse Effect.

      5.4 LIEN PRIORITY.

            From and after the Closing Date, by reason of the filing of financing statements, assignments of financing statements and termination statements in all requisite governmental offices, this Agreement and the other Loan Documents (other than the U.K. Collateral Documents and German Collateral Documents) will create and constitute a valid and perfected first priority security interest (except as permitted by this Agreement or the other Loan Documents) in and Lien on that portion of the Domestic Borrower Collateral which can be perfected by such filing and by the execution and delivery of this Agreement and the other Loan Documents (other than the U.K. Collateral Documents and German Collateral Documents), which security interest will be enforceable against each of the Domestic Pledging Borrowers and all third parties as security for payment of all Obligations; except, that the absence of such perfection and priority will not constitute a violation of this Agreement with respect to Inventory, Equipment or other tangible Collateral of Domestic Pledging Borrowers: (x) located at a Sales Office and whose location at such office does not disqualify such office from constituting a Sales Office or (y) all such Collateral has an aggregate fair market value not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000) without prompt disclosure and filings against Collateral having sufficient fair market value to eliminate such excess unperfected value). From and after the Closing Date, by reason of the recording of the mortgages contemplated by this Agreement, this Agreement and the other Loan Documents (including such mortgages) will create and constitute a valid first priority Lien in favor of the Administrative Agent on the real property of Instron Realty Trust II, a Massachusetts business trust, located in Canton,


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
Massachusetts and which property is the only real property on which Instron Corporation's Canton, Massachusetts manufacturing facility is located.

      5.5 LIEN WAIVERS, LANDLORD WAIVERS, WAREHOUSE RECEIPTS.

            Upon the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, to the extent any Inventory or Equipment of a Domestic Pledging Borrower is at any time located on any real property not owned by such Borrower, such Borrower will, upon the Administrative Agent's request therefor, obtain and maintain valid and effective lien waivers in form and substance satisfactory to the Administrative Agent, whereby each owner, landlord and mortgagee having an interest in such real property shall disclaim any interest in such Inventory or Equipment, as the case may be, and shall agree to allow the Administrative Agent reasonable access to such real property in connection with any enforcement of the security interest granted hereunder, provided, however, that, notwithstanding the foregoing, Instron Corporation shall, within ninety (90) days after the Closing Date, obtain and maintain in effect at all times thereafter such a landlord waiver with respect to the real property located at Binghamton, New York and on which its Binghamton, New York manufacturing facility is located. None of the Domestic Pledging Borrowers shall store Inventory with fair market value exceeding Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate at bailee, warehouseman or similar party locations without the Administrative Agent's prior written consent (such consent not to be unreasonably withheld or delayed) and, if the Administrative Agent gives such consent and requires such action, such Borrower will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, warehouse receipts therefor in the Administrative Agent's name for Inventory so stored having a value in excess of such aggregated amount.

      5.6 MAINTENANCE OF INSURANCE.

            Each of the Borrowers and the Subsidiaries thereof will maintain with financially sound and reputable companies, insurance policies: (a) insuring the Equipment, the Inventory, and all equipment subject to any lease, against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, and (b) insuring such Borrower and the Administrative Agent against liability for personal injury and property damage relating to such Equipment, Inventory and equipment covered by any equipment lease, such policies to be in such form and in such amounts and coverage as may be reasonably satisfactory to the Administrative Agent (but in any event be upon such terms as are usual for companies engaged in the same or similar businesses as such Borrower), with losses payable to such Borrower and the Administrative Agent as their respective interests may appear, subject to
Section 2.10(c)(i) of this Agreement and in the case of Foreign Borrowers and the Subsidiaries thereof, to Section 1.8 hereof. All such insurance with respect to the Equipment and Inventory shall (i) contain a breach of warranty clause in favor of the Administrative Agent, and (ii) provide that no cancellation, reduction in amount, change in coverage or expiration thereof shall be effective until at least thirty (30) days after written notice to the Administrative Agent thereof.

SECTION 6 GENERAL REPRESENTATIONS AND WARRANTIES.

      To induce the Banks to advance or convert Loans hereunder, the Designated Swing Line Lenders to advance Swing Line Loans hereunder, and the Designated Letter of Credit Issuers to issue Letters of Credit hereunder, and so long as the Obligations shall remain outstanding or the Banks shall have any Commitment, Swing Line Exposure or LC Exposure hereunder, each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:


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
6.1         EXISTENCE.

            Each of the Borrowers and each Subsidiary thereof is duly organized, validly existing and in good standing under the laws of their respective states of incorporation. None of the Borrowers has any Subsidiaries other than as listed in the Supplemental Schedule. Each of the Borrowers and each of the Subsidiaries thereof has all requisite corporate power and governmental licenses and approvals necessary to own its assets and carry on its business as now being or proposed to be conducted except in the case of such licenses and approvals as to which the failure to obtain would not have a Material Adverse Effect. Each of the Borrowers and each Subsidiary thereof is duly qualified or licensed to transact business in their respective jurisdictions of organization and in each additional jurisdiction where such qualification or licensure is necessary except where failure to so qualify or be licensed is not having, and would not have, a Material Adverse Effect.

6.2         AUTHORIZATION; ENFORCEABILITY

            The execution, delivery, and performance of this Agreement, the other Loan Documents, the Merger Agreement, the other Merger Documents, the Senior Subordinated Note Indenture, the Senior Subordinated Notes and the other Senior Subordinated Note Documents to which any Borrower (or any of its Subsidiaries) is a party: (a) are within such Borrower's or Subsidiary's corporate powers and (b) have been duly authorized. This Agreement, the other Loan Documents, the Merger Agreement, the other Merger Documents, the Senior Subordinated Note Indenture, the Senior Subordinated Notes and the other Senior Subordinated Note Documents to which any Borrower (or any of its Subsidiaries) is a party constitute the legal, valid and binding obligations of such Borrower or Subsidiary, as the case may be, enforceable against such Borrower or Subsidiary, as the case may be, in accordance with the terms thereof, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.3         NO VIOLATION.

            Neither the execution, delivery and performance by any of the Borrowers of this Agreement, the other Loan Documents, the Merger Agreement, the other Merger Documents, or the Senior Subordinated Note Indenture or the Senior Subordinated Notes to which it is party nor compliance with the terms and provisions thereof, nor consummation of the Merger or the issuance of the Senior Subordinated Notes pursuant to the Offering (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Borrower of the Subsidiaries thereof or its properties and assets, (ii) except as set forth in the Supplemental Schedule, will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to this Agreement and the other Loan Documents) upon any of the property or assets of any Borrower or any Subsidiaries thereof pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Borrower or Subsidiaries are a party or by which such Borrower or Subsidiaries or any property or assets thereof are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Borrower or any Subsidiaries thereof.

6.4         LITIGATION; PROCEEDINGS.

            As of the Closing Date, except as set forth in the Supplemental Schedule, there are no actions, suits, investigations or proceedings, and no orders, writs, injunctions, judgments or decrees, now pending, existing or, to the knowledge of any Borrower, threatened against any of the Borrowers or any Subsidiaries thereof, which are deemed by management of the Borrowers to be material to the Borrowers and the Subsidiaries thereof on a consolidated basis or which affect materially any property material to the Borrowers and the Subsidiaries thereof on a consolidated basis. There is no such action, suit, investigation, proceeding, order, writ, injunction, or decree pending against, or, to the knowledge of any Borrower, threatened against any or all of the Borrowers that: (i) when taken individually or with all other actions, suits, investigations, proceedings, orders, writs, injunctions or decrees, is having, or could reasonably be expected to have, a Material Adverse Effect or (ii) in any manner, draws into question the validity or enforceability of the this Agreement, the other Loan Documents, the Merger or the Senior Subordinated Notes.

6.5         TAXES.

            Each of the Borrower and each of the Subsidiaries thereof have filed all material federal, state and local tax returns which are required to be filed by any of them, and, except to the extent permitted by Section 7.2(i) of this Agreement, have paid all taxes and assessments due as shown on such returns, including interest, penalties and fees. The Borrowers and each of the Subsidiaries thereof has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. None of the Borrowers knows of any proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Borrowers and the Subsidiaries thereof have made, could reasonably be expected to have a Material Adverse Effect.

6.6         TITLE.

            Each of the Borrowers and each of the Subsidiaries thereof has good title to all personal property assets reflected as being owned thereby in, and good and marketable title to all real property assets reflected as being owned thereby in, the financial statements referred to in Section 6.13 of this Agreement (other than the Third Party Intellectual Property) and in the consolidated financial statements delivered from time to time pursuant to
Section 7.1 of this Agreement. All such assets are free of all Liens other than those in favor of the Administrative Agent and those otherwise disclosed in the Supplemental Schedule or permitted by Section 7.3(d) of this Agreement or the other Loan Documents.

6.7         CONSENTS; APPROVALS.

            Except as set forth on the Supplemental Schedule, no action, consent or approval of, registration or filing with or any other action by any governmental authority or other Person is or will be required in connection with the transactions contemplated by this Agreement, the other Loan Documents, the Merger Agreement, the other Merger Documents, the Offering, the Senior Subordinated Note Indenture, Senior Subordinated Notes and the other Senior Subordinated Note Documents, except such as have been made or obtained and are in full force and effect and except for the filings required to create or perfect the Liens in favor of the Administrative Agent that are contemplated hereby and by the other Loan Documents.




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6.8         LAWFUL OPERATIONS.

            The operations of each of the Borrowers and each of the Subsidiaries thereof are in compliance with applicable requirements imposed by Law, including without limitation occupational safety and health laws and zoning ordinances, except to the extent any such noncompliance, when taken individually or with all other such noncompliance is not having, and could not reasonably be expected to have a Material Adverse Effect.

6.9         ENVIRONMENTAL COMPLIANCE.

            Each parcel of real property in which a Borrower or any Subsidiary of a Borrower has a real property interest (whether as fee owner, operator, lessor (directly or indirectly), lessee (directly or indirectly), mortgagee or otherwise) (collectively, "Properties") is in compliance with Environmental Laws except for any noncompliance, when taken individually or with all other such noncompliance, is not having, and would not reasonably be expected to have, a Material Adverse Effect. With respect to each of the Properties, (a) there is no pending or, to the knowledge of the Borrowers, threatened Environmental Claim against any Borrower or any Subsidiaries thereof or any other environmental condition with respect to any Property which Environmental Claim or condition, when taken individually or with all other such Environmental Claims or conditions, is resulting in, or would reasonably be expected to result in, a Material Adverse Effect and (b) each of the Borrowers and the Subsidiaries thereof are in compliance with all Environmental Permits, except to the extent any such noncompliance, when taken individually or together with all other instances of such noncompliance, is not resulting in, and would not reasonably be expected to result in, a Material Adverse Effect. Except as disclosed on the Supplemental Schedule, no Property is listed or, to the best knowledge of the Borrowers, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar federal or state list of sites requiring investigation or clean-up. Except as disclosed in the Supplemental Schedule, the Borrowers are not aware: (i) of any underground storage tanks, active or abandoned, including petroleum storage tanks, landfills, lagoons, surface impoundments, disposal areas or disposal ponds on or under any Property that are in violation of any applicable Environmental Law, (ii) any polychlorinated biphenyls or friable asbestos present at any Property in violation of any applicable Environmental Law, (iii) any prior use of any Property by any Persons that constitutes a violation of any Environmental Laws or has resulted in a release of Hazardous Materials into the environment such as would give rise to a cleanup obligation or other Environmental Claim, (iv) of any event, condition or activity which may interfere with or prevent continued compliance by each Borrower and any Subsidiaries thereof with all Environmental Laws, (v) of any generation, manufacture, storage, treatment, transportation or disposal of Hazardous Material which has occurred or is occurring on or from any Property except in compliance with all applicable Environmental Laws or on any property adjoining such Property, or (vi) that any of the Borrowers or any Subsidiaries thereof has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar federal or state list or which is the subject of any federal, state or local enforcement actions or other investigations which would reasonably be expected to lead to claims against any or all of the Borrowers or any Subsidiaries thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA provided, however, that, whether or not disclosed in the Supplemental Schedule, such environmental property conditions, materials, prior use, or other condition, events or activities, generation, manufacture, treatment, storage or transportation, when taken individually or together with all other such matters, is not resulting in, and would not reasonably be expected to result in, a Material Adverse Effect.





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6.10        ENVIRONMENTAL LAWS AND PERMITS.

            Without limiting the representations made in Section 6.9 above, to the best knowledge of the Borrowers, there are no circumstances with respect to any Property or the operations of the Borrowers or any Subsidiaries thereof that would reasonably be expected to: (i) form the basis of an Environmental Claim against any or all of the Borrowers or any Subsidiaries thereof which would constitute a violation of Section 7.2(e) hereof, or (ii) cause any Property owned, leased or funded by any Borrower or any Subsidiaries thereof and material thereto to be subject to any material restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.

6.11        ERISA.

            The Supplemental Schedule sets forth a list of all of the Employee Benefit Plans of each of the Borrowers, all Subsidiaries thereof and each ERISA Affiliate thereof as of the Closing Date. Compliance by the Borrower with the provisions hereof and Credit Events contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Internal Revenue Code. Each of the Borrowers and the Subsidiaries thereof, (i) have fulfilled all obligations under minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan that is not a Multiemployer Plan or a Multiple Employer Plan, (ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, each Multiemployer Plan and each Multiple Employer Plan. No Accumulated Funding Deficiency exists in respect of any Employee Benefit Plan that is subject to Code Section 412 and no Reportable Event has occurred in respect of any Employee Benefit Plan that is subject to Title IV of ERISA which is continuing and which, in the case of such Accumulated Funding Deficiency or Reportable Event, when taken individually or with all other such Reportable Events or Accumulated Funding Deficiencies, is resulting in, or could reasonably be expected to result in, material liabilities or claims against the Borrowers and the Subsidiaries thereof taken as a whole. No "prohibited transactions" (as defined in Section 406 of ERISA or Section 4975 of the Code), have occurred which, when taken individually or with all other such "prohibited transactions," is resulting in, or could reasonably be expected to result in, material liabilities or claims against the Borrowers and the Subsidiaries thereof taken as a whole. None of the Borrowers, nor any of the Subsidiaries thereof, nor any ERISA Affiliate thereof, has: (i) had an obligation to contribute to any Multiemployer Plan except as disclosed in the Supplemental Schedule or (ii) incurred or reasonably expects to incur any liability for the withdrawal from such a Multiemployer Plan which withdrawal liability, when taken individually or with all other such withdrawal liabilities, is resulting in, or could reasonably be expected to result in, material liabilities or claims against the Borrowers and the Subsidiaries thereof taken as a whole.

6.12        AGREEMENTS; ADVERSE OBLIGATIONS; LABOR DISPUTES.

            The Supplemental Schedule sets forth a list of all Material Business Agreements of each Borrower and each of its Subsidiaries as of the Closing Date. As of the Closing Date, the Material Business Agreements of each Borrower are in full force and effect and have not been revoked or otherwise modified in any material respect since the execution thereof, except as disclosed on the Supplemental Schedule. Each Borrower is in material compliance with the terms of the Material Business Agreements to which it is a party. None of the Borrowers, nor any of their respective Subsidiaries, is subject to any contract, agreement, or corporate restriction which could reasonably be expected to have a Material Adverse Effect. None of the Borrowers, nor any of their respective Subsidiaries, is a party to any labor dispute (including any strike, slowdown, walkout or other concerted interruptions by its employees, but excluding grievance






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disputes) which, individually or in the aggregate, is resulting in, or would reasonably be expected to result in, a Material Adverse Effect. There are no material strikes, slow downs, walkouts or other concerted interruptions of operations by employees of any Borrower or its Subsidiaries whether or not relating to any labor contracts.

            6.13 FINANCIAL STATEMENTS; PROJECTIONS.

            (a)         FINANCIAL STATEMENTS.

                  The Borrowers have furnished to the Administrative Agent complete and correct copies of (i) the audited balance sheets of Instron Corporation and its consolidated Subsidiaries for the Fiscal Year ending December 31, 1998, and the related statements of income, shareholder's equity, and cash flows, and, as applicable, changes in financial position or cash flows for such Fiscal Year, and the notes to such financial statements, reported upon by PricewaterhouseCoopers, L.L.P., certified public accountants, and (ii) the internal unaudited financial statements consisting of a balance sheet and statements of income, shareholder's equity and cash flows as of July 31, 1999, certified by an executive officer of Instron Corporation. All such financial statements (a) have been prepared in accordance with GAAP, applied on a consistent basis (except as stated therein), with Instron Corporation's financial statements from prior Fiscal Years and (b) fairly present in all material respects the financial condition of Instron Corporation and its consolidated Subsidiaries as of the respective dates thereof and the results of operations for the respective fiscal periods then ending, subject in the case of any such financial statements which are unaudited, to the absence of any notes to such financial statement and to normal audit adjustments, none of which will involve a Material Adverse Effect. As of the Closing Date, none of the Borrowers has experienced a Material Adverse Effect since the December 31, 1998 financial statements, nor has there been any material change in the any Borrower's accounting procedures used therein. Instron Corporation and its consolidated Subsidiaries did not as of December 31, 1998, and will not as of the Closing Date, after giving effect to the Loans made on the Closing Date and the consummation of the Merger and the Offering, have any material contingent liabilities, material liabilities for taxes, unusual and material forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except those reflected in such financial statements or the notes thereto in accordance with GAAP or, to the extent not required by GAAP to be reflected therein, were incurred in the ordinary course of business consistent with past practice, and which reflected or ordinary course matters in any such case will not be material in relation to the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and the Subsidiaries thereof considered on a consolidated basis.

            (b)         FINANCIAL PROJECTIONS.

      The Borrowers have delivered to the Banks prior to the execution and delivery of this Agreement (i) a copy of Instron Corporation's Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended December 31, 1998, which contains a general description of the business and affairs of the Borrowers and the Subsidiaries thereof, and
      (ii) financial and business projections prepared by Instron Corporation with respect to Instron Corporation and its Subsidiaries for the fiscal years therein covered which take into account, on a pro forma basis, the recapitalization pursuant to the Merger, the Offering and the transactions contemplated hereby (the "Financial Projections"). Such Financial Projections for Instron Corporation and its Subsidiaries submitted to the Administrative Agent were prepared in good faith and were based upon assumptions




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      which the Borrowers believed to be reasonable (as of the dates of the
      Financial Projections).

            6.14 INTELLECTUAL PROPERTY.

            Each of the Borrowers and each of the Subsidiaries thereof owns or has the legal and valid right to use all Intellectual Property necessary for the operation of its business as presently conducted, free from any Lien not permitted under Section 7.3(d) and free of any restrictions material to the operation of its business as presently conducted except as set forth in the Supplemental Schedule. The Supplemental Schedule sets forth Intellectual Property of Instron Corporation and Instron, Ltd. consisting of patents, patent applications, trademarks, trademark applications, copyrights and copyright applications deemed by management in its good faith judgment to be material to the Borrowers. Except as set forth in the Supplemental Schedule, none of the Borrowers nor any of the Subsidiaries thereof: (a) licenses as licensee any material Intellectual Property to any third party or (b) is a party to any Material License Agreement with respect to Third Party Intellectual Property.

            6.15 MERGER; OFFERING.

            Prior to the execution and delivery of this Agreement, (a) the Merger became and is now effective and (b) the transactions contemplated by the Merger Agreement and the other Merger Documents have each been consummated strictly (i) in accordance with the respective terms thereof, without any amendment, waiver, modification or termination of any provision thereof except for such amendment, waiver, modification, termination or noncompliance therewith as to which the Administrative Agent has been notified in writing prior to such consummation and (ii) in compliance with all applicable Law. The Merger Agreement and the other Merger Documents constitute the legal, valid and binding obligations of each party thereto, enforceable against such party in accordance with the terms thereof, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The Merger has been consummated in compliance with all applicable material laws. The Offering has been consummated in accordance with all applicable material laws and the holders of Senior Subordinated Notes will not be able to assert successfully any applicable rescission rights with respect to the purchase by such holders of the Senior Subordinated Notes.

            6.16 MERGER DOCUMENTS.

            The Borrowers shall have delivered to the Administrative Agent true and correct copies of each of the Merger Agreement, the other Merger Documents and, to the extent requested by the Administrative Agent, each other instrument, agreement or document regarding the Merger. Each party to each Merger Document has performed and/or satisfied all obligations and conditions required of it prior to or as a condition to the consummation of the transactions contemplated by and consummated under the applicable Merger Documents except for such nonperformance or nonsatisfaction as to which the Administrative Agent has been notified in writing prior to such consummation.

            6.17 STRUCTURE; CAPITALIZATION.

            By reason of consummation of the Merger, Kirtland Capital, together with the Affiliates thereof, are the record and beneficial owner of approximately eighty seven (87%( of the issued and outstanding capital stock of Instron Corporation. Instron Corporation is the record and beneficial owner of all issued and outstanding equity interests of each of Instron Schenck







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Testing Systems, GmbH and Instron, Ltd. Instron Corporation has elected to be, and as of the Closing Date is, a C Corporation for federal tax purposes. By reason of consummation of the Merger, the authorized and issued capital stock, as well as issued and outstanding warrants for such stock, of Instron Corporation as of the Closing Date is as set forth on the Supplemental Schedule. The authorized and issued capital stock of each of Instron, Ltd., Instron Schenck Testing Systems, GmbH and of Instron Wolpert GmbH as of the Closing Date is as set forth on the Supplemental Schedule. Except as set forth on the Supplemental Schedule and other than the Stockholder Agreement, after giving effect to the Merger, there are no options, warrants or other rights to acquire any of the capital stock of Instron Corporation or any of the other Borrowers and no redemption rights or other repurchase obligations with respect to the capital stock of Instron Corporation. Instron Corporation and its consolidated Subsidiaries have and will continue to have a Fiscal Year end on the last day of December in each calendar year.

6.18        VALUE; SOLVENCY.

            Each of the Borrowers has received fair consideration and reasonably equivalent value for the obligations and liabilities it has incurred to the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers hereunder. After giving effect to the Merger, the Offering and the Obligations of the Borrowers hereunder as of the Closing Date, each of the Borrowers is as of the Closing Date Solvent. Instron Corporation and its consolidated Subsidiaries will at all times hereafter remain Solvent on a consolidated basis. No Borrower will incur additional Obligations to the Banks, Swing Line Obligations to the Designated Swing Line Lenders or Letter of Credit Obligations to the Designated Letter of Credit Issuers if at the time of incurrence of such additional Indebtedness, or as a result of the incurring of such additional Indebtedness, such Borrower is or would be rendered not Solvent.

6.19        INVESTMENT COMPANY ACT STATUS.

            None of the Borrowers nor any Subsidiaries thereof is an "investment company", or an "affiliated person" of, or a "promoter" or "principal underwriter" for an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. Section 80(a)(1), et seq.).

6.20        REGULATION U/REGULATION X COMPLIANCE.

            None of the Borrowers nor any Subsidiaries thereof owns any "margin stock", as that term is defined in Regulation U and Regulation X of the Board of Governors of the Federal Reserve System ("Margin Stock"). The proceeds of Loans made to the Borrowers pursuant to this Agreement will be used only for the purposes contemplated by Section 7.2(g)hereof. No part of the proceeds of Loans made to any of the Borrowers pursuant to this Agreement will be used, directly or indirectly, to purchase or carry any Margin Stock (as defined above) for a purpose which violates any applicable law, rule, or regulation including, without limitation, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as amended.

6.21        YEAR 2000 COMPLIANCE.

            Each of the Borrowers has: (i) conducted a comprehensive review and assessment of all areas of its business and its Subsidiaries' business that would reasonably be expected to be materially and adversely affected by the "Year 2000 Problem" (that is, the risk that Technology is not Year 2000 Compliant), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan materially in accordance with that timetable. Each of the Borrowers reasonably anticipates that all Technology that is





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material to its business and the business of its Subsidiaries will on a timely basis be Year 2000 Complaint. Each of the Borrowers has made inquiry of each of the "key suppliers, vendors, and customers" which are material to the business of such Borrower and its Subsidiaries with respect to such entities' being Year 2000 Compliant and, based on that inquiry, believes that each of them will on a timely basis be Year 2000 Compliant in all respects which are material to the business of such Borrower and its Subsidiaries. For the purposes of this paragraph, (a) "Technology" means computer, manufacturing, electronic equipment and telecommunications hardware, software and firmware, whether in computer systems, in embedded microchips or otherwise, which are material to a Borrower's and its Subsidiaries' businesses and financial operations, (b) "Year 2000 Compliant" means, with respect to the Technology of a Borrower and its Subsidiaries, such Technology (x) accurately processes date/time data (including, but not limited to calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the years 1999 and 2000 and (y) accurately performs leap year calculations and (c) "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of such Borrower and its Subsidiaries the business failure of which would with reasonable probability result in a Material Adverse Effect.

6.22        FULL DISCLOSURE.

            All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrowers or any Subsidiaries thereof in writing to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated herein is, other than the Financial Projections (as to which representations are made only as provided in Section 6.13(b) hereof) and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such person in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except that any such future information consisting of financial projections prepared by the Borrowers is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results.

SECTION 7         COVENANTS OF THE BORROWERS.

      So long as any of the Obligations shall remain outstanding or the Banks shall have any Commitments, Swing Line Exposure or LC Exposure hereunder, each of the Borrowers shall comply, and will cause any Subsidiaries thereof to comply, with the following provisions:

7.1         REPORTING AND NOTICE COVENANTS.

                  (a) QUARTERLY FINANCIAL STATEMENTS.

                  The Borrowers shall furnish to the Administrative Agent, as soon as practicable and in any event within forty five (45) days after the end of each Fiscal Quarter of Instron Corporation, an unaudited consolidated and consolidating balance sheet of Instron Corporation and its consolidated Subsidiaries as at the end of such Fiscal Quarter and the related statements of operations, retained earnings and cash flow for such Fiscal Quarter, prepared on an unaudited comparative basis with the comparable period during the prior year and the annual business plan required by Section 7.1(d) for such







                                       66
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      period and in accordance with GAAP, all in reasonable detail and certified, subject to normal year-end audit adjustments, by a Responsible Officer of Instron Corporation.

                  (b) ANNUAL FINANCIAL STATEMENTS.

                  The Borrowers shall furnish to the Administrative Agent, as soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year of Instron Corporation, (i) a complete copy of the annual audit report of Instron Corporation and the Subsidiaries thereof (including, without limitation, all consolidated and consolidating financial statements of Instron Corporation and its consolidated Subsidiaries and notes thereto) for such Fiscal Year, all of which shall be in reasonable detail: (A) prepared on a comparative basis with the prior year and in accordance with GAAP and (B) accompanied by the opinion with respect to such financial statements of by independent public accountants of recognized national standing selected by the Borrowers, which opinion shall be unqualified and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Instron Corporation and its consolidated Subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization).

                  (c) OFFICER'S CERTIFICATE; MANAGEMENT DISCUSSION; STATEMENTS OF OPERATIONS.

                  The Borrowers shall furnish to the Administrative Agent:

                  (i) concurrently with the financial statements delivered in connection with Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer of Instron Corporation, in his or her capacity as a Responsible Officer, setting forth the computations necessary to determine whether the Borrowers are in compliance with Section
            7.4 of this Agreement and satisfaction of the financial standards required in connection with the determination of the Applicable Margin and the Applicable Fee Percentage and certifying that: (A) those financial statements fairly present in all material respects the financial condition and results of operations of the Borrowers subject (in the case of interim financial statements to routine year-end audit adjustments) and (B) no Potential Default or Event of Default then exists or, if any Potential Default or Event of Default does exist, a brief description of the Potential Default or Event of Default and the Borrowers' intentions in respect thereof, and

                  (ii) Promptly after receipt thereof, any accountants'
            management report and any management letters relating to the financial statement referenced above or the condition of the Borrowers.




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                  (iii) as soon as practicable and in any event within thirty
            (30) days after the end of each Fiscal Month of Instron Corporation, a certificate executed by a Responsible Officer of Instron Corporation reflecting the calculation of the Borrowers' Borrowing Base, substantially in the form attached hereto as Exhibit H-1 (each a "Borrowing Base Certificate") and satisfactory in substance to the Administrative Agent, together with any supporting documentation as may be reasonably requested by the Administrative Agent.

            (d) ANNUAL BUSINESS PLAN.

                  The Borrowers will furnish to the Administrative Agent the final budget or business plan approved by the Board of Directors of Instron Corporation no later than the sixtieth (60th) day after commencement of each such Fiscal Year, and shall furnish promptly to the Administrative Agent during each such Fiscal Year, all revisions thereto approved by the Board of Directors of Instron Corporation and (if and to the extent prepared by management of the Borrower) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth the forecasted balance sheet, income statement, operating cash flows and capital expenditures of Instron Corporation and its consolidated Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.

            (e) OTHER INFORMATION.

                  The Borrowers shall furnish to the Administrative Agent, promptly upon the Administrative Agent's written request, such other information about the financial condition, properties and operations of the Borrowers and the Subsidiaries thereof and any of their Employee Benefit Plans as the Administrative Agent may from time to time reasonably request.

            (f) NOTICES.

                  The Borrowers will cause the Responsible Officer of Instron Corporation to give the Administrative Agent (and in the case of the circumstance referenced in clause (v) below, to each of the Banks) prompt written notice whenever (and in any event within ten (10) Business Days after): (i) any of the Borrowers or any Subsidiaries thereof receives notice from any court, agency or other governmental authority of any alleged non-compliance with any Law or order which could reasonably be expected to have or result in, if such noncompliance is found to exist, a Material Adverse Effect, (ii) the Internal Revenue Service or any other federal, state or local taxing authority shall allege any default by any or all of the Borrowers or the Subsidiaries thereof in the payment of any tax material in amount or shall threaten or make any assessment in respect thereof which, if resulting in a determination adverse to the Borrowers, could reasonably be expected to have or result in a Material Adverse Effect, (iii) any litigation or proceeding shall be brought against any or all of the Borrowers or the Subsidiaries thereof before any court or administrative agency which could, if successfully brought against the Borrower, reasonably be expected to have or result in a Material Adverse Effect, (iv) any material adverse change or development in connection with any such litigation proceeding, or (v) such Responsible Officer reasonably believes that any Potential Default or Event of Default has occurred or that any other representation or warranty made herein shall for any reason have ceased to be true and complete in any material respect.





                                       68
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            (g) NOTICE OF DEFAULT UNDER ERISA.

                  If any or all of the Borrowers shall receive notice from any ERISA Regulator or otherwise have knowledge that a Default under ERISA exists with respect to any Employee Benefit Plan, the Borrowers shall notify the Administrative Agent of the occurrence of such Default under ERISA, within ten (10) Business Days after receiving such notice or obtaining such knowledge (the disclosures contained in the Supplemental Schedule being such notice of each Default under ERISA disclosed therein to the extent of the disclosure therein) and shall: (i) so long as the Default under ERISA has not been corrected to the satisfaction of, or waived in writing by the party giving notice, the Borrowers shall thereafter treat as a current liability (if not otherwise so treated) all liability of such Borrower or Borrowers or the Subsidiaries thereof that would arise by reason of the termination of or withdrawal from such Employee Benefit Plan if such plan was then terminated, and (ii) within forty-five (45) days of the receipt of such notice or obtaining such knowledge, furnish to the Administrative Agent a current consolidated balance sheet of the Borrowers with the amount of the current liability referred to above.

            (h) ENVIRONMENTAL REPORTING.

                  Each of the Borrowers shall promptly deliver to the Administrative Agent, and in any event within ten (10) Business Days after receipt or transmittal by any Borrower or the Subsidiaries thereof, as the case may be, copies or, in the case of investigations or proceedings having no written embodiment, notice of all Environmental Claims brought against such Borrower or Subsidiaries which would, either individually or in the aggregate with all Environmental Claims against the Borrowers and the Subsidiaries thereof, reasonably be expected to result in a Material Adverse Effect.

            (i) MULTIEMPLOYER PLAN WITHDRAWAL LIABILITY.

                  The Borrowers shall (i) once in each calendar year beginning in 1999, request a current statement of withdrawal liability from each Multiemployer Plan to which any of the Borrowers or any ERISA Affiliate is or has been obligated to contribute during such year and (ii) within fifteen (15) days after the Borrowers receive the such current statement, transmit a copy of such statement to the Administrative Agent.

            (j) SEC REPORTS AND REGISTRATION STATEMENTS.

                  The Borrowers shall deliver to the Administrative Agent, promptly after transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and all annual, quarterly or current reports that the Instron Corporation files with the SEC on Form 10-K, 10-Q or 8-K (or any successor forms).

            (k) ANNUAL, QUARTERLY AND OTHER REPORTS TO SENIOR SUBORDINATED NOTEHOLDERS PURSUANT TO SENIOR SUBORDINATED NOTE INDENTURE.

                  The Borrowers shall deliver to the Administrative Agent, promptly after transmission thereof to holders of Senior Subordinated Notes, copies of all annual, quarterly and other reports that Instron Corporation furnishes to holders of Senior Subordinated Notes pursuant to any requirements of the Senior Subordinated Note Indenture.





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            (l) PRESS RELEASES.

                  The Borrowers shall deliver to the Administrative Agent, promptly after the release thereof to any news organization or news distribution organization, copies of any press releases and other similar statements intended to be made available generally by Instron Corporation to the public concerning material developments relating to Instron Corporation or any of its Subsidiaries.

7.2         AFFIRMATIVE COVENANTS.

            (a) CORPORATE EXISTENCE.

                  Each of the Borrowers shall, and shall cause each of the Subsidiaries thereof to, at all times maintain its respective corporate existence, rights and franchises, except as permitted under Section 7.3(a), maintain its good standing in the jurisdiction of its incorporation, and qualify as a foreign corporation in each jurisdiction where failure to qualify would reasonably be expected to result in a Material Adverse Effect.

            (b) FINANCIAL RECORDS.

                  The Borrowers shall maintain at all times, correct and complete financial records in accordance with GAAP, consistently applied, and, without limiting the generality of the foregoing, make appropriate accruals to reserves for estimated and contingent losses and liabilities as required under GAAP.

            (c) FINANCIAL EXAMINATION AND REVIEW.

                  Each of the Borrowers shall, at such Borrower's expense, upon reasonable prior written or oral notice from the Administrative Agent to the Borrower Representative permit, and shall cause each of its Subsidiaries to permit, designated representatives of the Administrative Agent and the Banks during normal business hours in the presence of an officer of such Borrower: (i) to examine, with the guidance and supervision of such Borrower, the Borrower's financial records and to make copies of and extracts from such records and (ii) to consult with such Borrower's and Subsidiaries' officers, directors, accountants, actuaries, trustees and plan administrators, as the case may be, in respect of such Borrower's and Subsidiaries' financial condition, each of which parties is hereby authorized by such Borrower to make such information available to the designated representatives of the Administrative Agent and the Banks to the same extent that it would to such Borrower.

            (d) COMPLIANCE WITH LAW.

                  Each of the Borrowers will comply, and will cause each of its Subsidiaries to comply, in all respects with all applicable provisions of all Laws (whether statutory, administrative, judicial or other and whether federal, state or local and excluding Environmental Laws to the extent addressed in Section 7.2(e) of this Agreement) and every lawful governmental order; provided, however, that any alleged noncompliance shall not be deemed to be a violation of this Section 7.2(d) so long as:
      (i) such noncompliance by such Borrower or such Subsidiaries has not resulted or could not reasonably be expected to result in a Material Adverse Effect.




                                       70
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            (e) COMPLIANCE WITH ENVIRONMENTAL LAWS.

                  Each of the Borrowers will use and operate its facilities and properties, and cause each of its Subsidiaries to use and operate its respective facilities and properties, in such a manner that no obligation shall arise under any Environmental Law, including a clean-up obligation, which, when taken individually or with all other such obligations, would result in, or would reasonably be expected to result in, a Material Adverse Effect; provided, however, that, if any Environmental Claim (even if such claim will not have a Material Adverse Effect is made or any such obligation (even if such obligation would not have a Material Adverse Effect) arises, such Borrower and the Subsidiaries thereof shall, at its own cost and expense, timely satisfy such claim or obligation, provided, however, that no such claim or obligation need be satisfied if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if appropriate reserves or other appropriate provision, if any, as shall be required by GAAP have been made on the books of such Borrower or the Subsidiaries of such Borrower, as the case may be. Each of the Borrowers will keep, and will cause each of its Subsidiaries to keep, all necessary Environmental Permits in effect and remain in therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except to the extent that any such lack of effectiveness or non-compliance, when taken individually or with all other instances of lack of effectiveness or non-compliance, would not result in, and would not reasonably be expected to result in, a Material Adverse Effect. None of the Borrowers shall suffer to exist, or permit any of their respective Subsidiaries to suffer to exist, an environmental condition which, when taken individually or with all other such conditions, would result in, or would reasonably be expected to result in, a Material Adverse Effect. The Borrowers shall not suffer or permit the aggregate of all liabilities or claims against the Borrowers for any noncompliance with Environmental Laws, any Environmental Claims, any environmental condition, the above-stated obligations under Environmental Laws, or any lack of effectiveness of Environmental Permits referenced in this Section and Section 6.9 hereof, when taken individually or together with all other such noncompliance, Environmental Claims, environmental conditions, above-stated obligations under Environmental Laws, and lack of effectiveness, to result in, or be reasonably expected to result in, a Material Adverse Effect.

            (f) PROPERTIES.

                  Subject to Sections 5.2 and 7.3(a) of this Agreement, each of the Borrowers shall maintain, in all material respects, and shall cause each of its Subsidiaries to maintain, in all material respects, all assets necessary to its continuing operations in good working order and condition, ordinary wear and tear excepted, and shall refrain, and shall cause each of its Subsidiaries to refrain, from wasting or destroying any such assets or any part thereof.

            (g) USE OF PROCEEDS.

                  The proceeds of (i) the Term Loans shall be used on the Closing Date by Instron Corporation to finance the portion of the Merger not otherwise financed by the Senior Subordinated Notes and (ii) the Revolving Credit Loans and Swing Line Loans, as the case may be, shall be used (A) on the Closing Date by Instron Corporation to finance any portion of the Merger not otherwise financed by the Senior Subordinated Notes and the Term Notes and (B) on the Closing Date, by all of the Borrowers to repay and refinance all or a portion of the Existing Bank Indebtedness of such Borrower under the Existing Credit Facilities; provided, however, that the maximum drawing on the

      Revolving Credit Commitments of the Banks on the Closing Date for all purposes including the purposes specified in clause (A) and (B) hereof shall not exceed $30,000,000, (iii) to fund the Borrowers' working capital requirements provided such use of proceed to fund working capital requirements involving purchase of material assets shall involve purchases of assets consistent with past practices and sound and prudent business requirements and (iv) for transaction costs and other general corporate purposes of such Borrower (including Permitted Acquisitions and purchasing management stock as permitted by Section 7.3(c) hereof).

            (h) COMPLIANCE WITH TERMS OF ALL MATERIAL CONTRACTS.

                  Each of the Borrowers shall perform and observe, and shall cause each of its Subsidiaries to perform and observe, all the material terms and provisions of each of the Material Business Agreements and the Material License Agreements to which they are a party.

            (i) TAXES.

                  Each of the Borrowers shall pay in full, and shall cause each of its Subsidiaries to pay in full, prior in each case to the date when penalties for the nonpayment thereof would attach, all taxes, assessments and governmental charges and levies for which it may be or become subject and all lawful claims which, if unpaid, could reasonably be expected to become a Lien upon its property; provided, however, that no such tax, assessment, charge or levy need be paid so long as and to the extent that:
      (i) it is contested in good faith and by timely and appropriate proceedings effective, during the pendency of such proceedings, to stay the enforcement of such taxes, assessments and governmental charges and levies and (x) such stay prevents the creation of any Lien (other than inchoate Liens for property taxes) or (y) a bond has been provided which prevents the creation of any Lien (other than inchoate Liens for property taxes) and (ii) appropriate reserves, as required by GAAP, are made on the books of such Borrower and its Subsidiaries, as applicable; provided, further, that that the Borrower will not be considered to be in default of this section the Borrowers or any Subsidiary thereof fails to pay any such amount which, individually or in the aggregate, is immaterial.

            (j) INSURANCE.

                  Each of the Borrowers shall, on the Closing Date and within five (5) Business Days of the request by the Administrative Agent thereafter, provide evidence satisfactory to the Administrative Agent that such Borrower has adequate personal and real property, casualty, liability, business interruption and product liability insurance, with the Administrative Agent listed as loss payee and additional insured (as applicable), such adequacy to be determined based on insurance maintained generally by companies in the same business as such Borrower.

            (k) LICENSE TO THIRD PARTIES AND SUBSIDIARIES.

                  Except as disclosed in the Supplemental Schedule, none of the Borrowers nor any Subsidiary thereof has any existing license agreement as licensor with respect to Intellectual Property of such Borrower or Subsidiaries that does not provide, and neither such Borrower nor such Subsidiary will execute any license agreement as licensor with any Person (including, without limitation, any Subsidiary of such Borrower) with respect to any such Intellectual Property that does not provide that (i) upon an Event of Default and the acceleration of the Obligations, such license agreement shall, upon the written







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
      request of the Administrative Agent, terminate and (ii) such agreement may only be amended in any material respect with the express written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed.

            (l) CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY AND STOCK PLEDGE.

                  (i) If at any time after the Closing Date (a) any Borrower creates or acquires any Material Subsidiary or (b) any non-Borrower Subsidiary of a Borrower that was not a party to a Subsidiary Guaranty and Subsidiary Security Agreement on the Closing Date becomes a Material Subsidiary, then the Borrowers shall (x) notify the Administrative Agent promptly in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Banks under this Section, and (y) cause such Material Subsidiary to execute and deliver to the Administrative Agent for the benefit of the Banks, within thirty (30) days after the occurrence of such event, (A) either (I) subject to the satisfaction of all the requirements set forth in Section 1.4, an Additional Borrower Addendum, or (II) only in the case of a Material Subsidiary that is also a Domestic Subsidiary, a joinder supplement, in form and substance satisfactory to the Administrative Agent and the Required Banks, to the Subsidiary Guaranty pursuant to which such Material Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder and in the Subsidiary Security Agreement as a grantor thereunder, and (B) such evidence of the authority of such Material Subsidiary to execute and deliver such documents as the Administrative Agent shall reasonably request and (z) cause Instron Corporation to execute a supplement, in form and substance satisfactory to the Administrative Agent and the Required Banks, to the Subsidiary Pledge Agreement pursuant to which the stock of such Material Subsidiary is pledged by Instron Corporation thereunder.

                  (ii) If at any time after the Closing Date, any non-Borrower
             Subsidiary of a Borrower that is not a party to a Subsidiary Guaranty or a Subsidiary Security Agreement has, during any Testing Period, consolidated earnings before interest, taxes, depreciation and amortization which, when aggregated with the consolidated earnings before interest, taxes, depreciation and amortization of all other non-Borrower Subsidiaries of a Borrower that are not parties to a Subsidiary Guaranty or a Subsidiary Pledge Agreement, would exceed 15% of Instron Corporation's Consolidated Adjusted EBITDA for such Testing Period, then the Borrowers shall (x) notify the Administrative Agent promptly in writing of such event, identifying all of the Subsidiaries in question and referring specifically to the rights of the Administrative Agent and the Banks under this Section, and (y) cause a sufficient number of such Subsidiaries to execute and deliver to the Administrative Agent for the benefit of the Banks, within thirty (30) days after the occurrence of such event, (A) either (I) subject to the satisfaction of all the requirements set forth in Section 1.4, an Additional Borrower Addenda, or (II) only in the case of Subsidiaries that are also a Domestic Subsidiaries, a joinder supplement, in form and substance satisfactory to the Administrative





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
            Agent and the Required Banks, to the Subsidiary Guaranty pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder and in the Subsidiary Security Agreement as a grantor thereunder, and (B) such evidence of the authority of such Material Subsidiary to execute and deliver such documents as the Administrative Agent shall reasonably request, to ensure that the consolidated earnings before interest, taxes, depreciation and amortization of such Subsidiaries is less than or equal to 15% of Instron Corporation's Consolidated Adjusted EBITDA. and (y) cause Instron Corporation to execute a supplement, in form and substance satisfactory to the Administrative Agent and the Required Banks, to the Subsidiary Pledge Agreement pursuant to which the stock of such Subsidiaries is pledged by Instron Corporation thereunder.

            (m) MOST FAVORED COVENANT STATUS.

                  The Senior Subordinated Notes, and any indenture, guaranty or other similar instrument evidencing the Senior Subordinated Notes, shall not include any affirmative or negative business or financial covenants (or any events of default or other type of restriction which would have the practical effect of any affirmative or negative business or financial covenant, including, without limitation, any 'put' or mandatory prepayment of such Indebtedness upon the occurrence of a 'change of control') applicable to the Borrowers which are more restrictive than those set forth herein or in any of the other Loan Documents. To the extent any amendment, extension, renewal or refinancing of the Senior Subordinated Notes, or any indenture, guaranty or other similar instrument evidencing such amendment, extension, renewal or refinancing of the Senior Subordinated Notes includes affirmative or negative business or financial covenants (or any events of default or other type of restriction which would have the practical effect of any affirmative or negative business or financial covenant, including, without limitation, any 'put' or mandatory prepayment of such Indebtedness upon the occurrence of a 'change of control') applicable to the Borrowers which are more restrictive than those set forth herein or in any of the other Loan Documents, the Borrowers shall promptly so notify the Administrative Agent and, if the Administrative Agent shall so request by written notice to the Borrowers (after a determination has been made by the Required Banks that any of the above-referenced documents or instruments contain any such provisions, which either individually or in the aggregate, are more favorable to the Banks than any of the provisions set forth herein), the Borrowers, the Administrative Agent and the Banks shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Administrative Agent and the Required Banks, into this Agreement and, to the extent necessary and reasonably desirable to the Administrative Agent and the Required Banks, into any of the other Loan Documents, all at the election of the Administrative Agent and the Required Banks.

            (n) HEDGE AGREEMENTS.

                  Within sixty (60) day after the Closing Date, the Borrowers will enter, and will cause the Subsidiaries thereof to enter, into Hedge Agreements (i) in order to provide protection to the Borrowers and such Subsidiaries from fluctuations and other changes in interest rates and currency exchange rates, as and to the extent considered reasonably necessary by the Borrowers, but without exposing the Borrowers or such Subsidiaries to predominantly speculative risks unrelated to the amount of Indebtedness or assets intended to be subject to coverage on a notional basis under all such Hedge Agreements; and (ii) in the case of any Hedge Agreement entered into after the Effective Date, only if the proposed form thereof (including any proposed pricing or other material terms) has





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      been provided to the Administrative Agent contemporaneously with the entry into such Hedge Agreement.

7.3         NEGATIVE COVENANTS.

            (a) CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS .

                  None of the Borrowers shall, nor permit any Subsidiaries thereof to, (x) merge or consolidate with or into, or enter into any agreement to merge or consolidate with or into, any other Person or otherwise be a party to any merger or consolidation; (y) purchase all or substantially all of the assets and business of another Person (purchases of inventory and materials in the ordinary course of business being permitted and leases and purchases of equipment in the ordinary course of business being permitted subject to Sections 7.3(d) and 7.4(g) hereof), or
      (z) except as set forth in the Supplemental Schedule, lease as lessor, sell, sell-leaseback, license or otherwise convey record or beneficial ownership (whether in one transaction or a series of transactions) of any of its property or assets (whether now owned or hereafter acquired); except that:

                  (i) each of the Borrowers and any Subsidiaries thereof may sell or otherwise dispose of its Inventory in the ordinary course of its business;

                  (ii) each of the Borrowers and any Subsidiaries thereof may sell or otherwise dispose of its Equipment that is obsolete, worn out, unnecessary or no longer used or useful in such Borrower's or Subsidiaries' business, so long as the Net Proceeds of any such sales of Equipment shall be applied to repay the Loans to the extent required by Section 2.10(c) of this Agreement;

                  (iii) any Domestic Borrower may merge or consolidated with or into any other Domestic Borrower and any Foreign Borrower (other than Instron, Ltd.) may merge with or into any other Foreign Borrower;

                  (iv) any Domestic Subsidiary of a Borrower may merge or
            consolidate with or into, or be liquidated into, a Domestic Borrower or any Domestic Subsidiary which is a Wholly-Owned Subsidiary of a Domestic Borrower so long as such Domestic Borrower or such Domestic Subsidiary is the surviving corporation, or may dispose of its properties or assets to such Domestic Borrower or such Domestic Subsidiary (whether such disposal is by means of lease, sale or other type of transfer except transfers of a type otherwise provided for in this Section 7.3(a));

                  (v) any Foreign Subsidiary of a Borrower may merge or
            consolidate with or into, or be liquidated into, a Foreign Borrower or a Domestic Borrower or any Subsidiary which is a Wholly-Owned Subsidiary of a Foreign Borrower or Domestic Borrower so long as such Foreign Borrower or Domestic Borrower, as the case may be, or such Wholly-Owned Subsidiary is the surviving corporation, or may dispose of its properties or assets to such Foreign Borrower or Domestic Borrower or such Wholly-Owned Subsidiary (whether such disposal is by means of lease, sale or other type of transfer except transfers of a type otherwise provided for in this Section 7.3(a));

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                  (vi) each of the Borrowers and any Subsidiaries thereof may make Acquisitions, so long as (A) no Potential Default or Event of Default then exists or would result therefrom and (B) such Acquisition constitutes a Permitted Acquisition;

                  (vii) each of the Borrowers and any Subsidiaries thereof may lease (as lessee) real or personal property in the ordinary course of business; provided that (A) any such lease does not create a Capitalized Lease Obligation not otherwise permitted by Section 7.3(d)(xii) or (B) any such lease constituting an operating lease does not cause the aggregate rental payments under all operating leases to exceed the amount otherwise permitted by Section 7.3(d)(x);

                  (viii) each of the Borrowers and any Subsidiaries thereof may license or sublicense Intellectual Property owned thereby in the ordinary course of business; provided that (A) such licenses or sublicenses shall not interfere in any material respect with the business of any Borrower or any Subsidiary and (B) the rights of the licensee under any such license shall be subject to the security interest granted hereunder in favor of the Administrative Agent;

                  (ix) each of the Borrowers and any Subsidiaries thereof may effect sale-leaseback transactions with respect to real property thereof; provided that (A) the aggregate Net Proceeds of all such sale-leaseback transactions by all of the Borrowers and the Subsidiaries thereof shall not exceed $7,500,000, (B) no Default or Event of Default is then in existence or would result thereby, (C) each such sale shall be in an amount at least equal to the fair market value thereof (as determined in good faith by the Board of Directors of Instron Corporation) and shall be for a consideration not less than seventy five percent (75%) of which shall be cash proceeds, (D) the lease obligations created thereby are otherwise permitted under this Agreement, and (E) to the extent the Required Lenders consent to sale-leaseback transactions exceeding in the aggregate the Net Proceeds limits hereof, the Net Proceeds from such transactions in excess of $7,500,000 are contemporaneously therewith applied to repay the Loans to the extent required by Section 2.10(c) of this Agreement;

                  (x) each of the Borrowers and any Subsidiaries thereof may grant leases or subleases to other Persons in the ordinary course of business; provided that such leases or subleases do not interfere in any material respect with the business of a Borrower or any Subsidiaries thereof and any interest or title of a lessor under any lease in violation of this Agreement;

                  (xi) each of the Borrowers and any Subsidiaries thereof may sell or otherwise dispose (for purposes of this clause, the granting of Liens shall not be considered to be a disposition of the asset secured thereby) of Equipment or Cash Equivalents to Persons (which are neither Borrowers nor Subsidiaries) not otherwise permitted by this Section 7.3(a) hereof; provided that (A) the aggregate Net Proceeds received from all such sales and dispositions by all of the Borrowers and the Subsidiaries thereof permitted by this clause (xi) shall not exceed

            $2,000,000 in any Fiscal Year of Instron Corporation, (B) no Default or Event of Default is then in existence or would result thereby,
            (C) each such sale shall be in an amount at least equal to the fair market value thereof (as determined in good faith by the Board of Directors Instron Corporation) and for all cash proceeds and (D) the Net Proceeds of any such sale are contemporaneously therewith applied to repay the Loans to the extent required by Section 2.10(c) of this Agreement, and

                  (xii) Instron Corporation and the Domestic Subsidiaries
            thereof may convey ownership of tangible personal property of Instron Corporation and such Domestic Subsidiaries to Foreign Borrowers and Foreign Subsidiaries to the extent that: (A) such personal property does not consist of Accounts, General Intangibles, or Investment Property (other than Cash Equivalents to the extent permitted by clause (B) of this Section), (B) any conveyance of cash and Cash Equivalents are otherwise permitted as intercompany loans or investments pursuant to Sections 7.3(b) and 7.3(e) hereof; (C) ownership of any Inventory delivered to such Foreign Borrowers or Foreign Subsidiaries for processing may be conveyed to such Foreign Borrower or Foreign subsidiaries only to the extent such conveyance is consistent with the customary practice of the Borrowers with respect to the conveyancing of title to Inventory being processed by such affiliated processors and not otherwise materially adverse to the financial condition of Instron Corporation and such Domestic Subsidiaries, taken as a whole, and (D) ownership of Equipment may be conveyed to Foreign Borrowers or Foreign Subsidiaries in an amount the fair market value of which (as determined in good faith by the Board of Directors of Instron Corporation) shall not to exceed in the aggregate $5,000,000; provided, however, that (X) the restrictions on conveyances of tangible personal property specified in this Section 7.3(a) and this Subsection 7.3(a)(xii) are not applicable to (I) conveyances of Equipment and Inventory with respect to which fair consideration (as determined in good faith by the Board of Directors of Instron Corporation) is paid to Instron Corporation or such Domestic Subsidiaries by such Foreign Borrower or Foreign Subsidiaries, (II) transfers of Equipment which do not involve the conveyance of ownership to the extent such transfers are otherwise permitted by Section 4.3 hereof, (III) conveyances thereof from any Domestic Borrower or Domestic Subsidiary to any other Domestic Borrower or any Domestic Subsidiary which is a Wholly-Owned Subsidiary, (IV) conveyances thereof from any Foreign Borrower or Foreign Subsidiary to any Domestic Borrower or any Domestic Subsidiary which is a Wholly-Owned Subsidiary or (V) transfers of Inventory which do not involve the conveyance of ownership to the extent such transfers are consistent with the customary practice of the Borrowers with respect to Inventory being processed by such affiliated processors and not otherwise materially adverse to the financial condition of Instron Corporation and such Domestic Subsidiaries, taken as a whole, and (Y) all conveyances permitted in this Subsection 7.3(a)(xii) are be undertaken, in good faith, for commercially sound and prudent business reasons and consistent with the customary business practices of the Borrowers.

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                  (xiii) Instron Corporation and the Domestic Subsidiaries
            thereof may convey ownership of intangible personal property of Instron Corporation and such Domestic Subsidiaries to Foreign Borrowers and Foreign Subsidiaries to the extent that such transfers: (A) are not materially adverse to the financial condition of Instron Corporation and such Domestic Subsidiaries, taken as a whole, and (B) are undertaken, in good faith, for commercially sound and prudent business reasons and consistent with the customary business practices of the Borrowers.

            (b)   CREDIT EXTENSIONS; PREPAYMENTS; PAYMENTS OF SUBORDINATED DEBT.

                  None of the Borrowers shall, nor permit any Subsidiaries thereof to, (x) make prepayments or advance payments in respect of Indebtedness to others (except to the Administrative Agent for the benefit of the Banks in accordance with this Agreement) or (y) loan any money to, assume any Indebtedness of or any other obligation of, or undertake any Guaranty Obligations with respect to the Indebtedness of, any other Person or (z) make any payments of principal or interest on Subordinated Debt, except for:

                  (i) receivables owing to them held or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (ii) loans and advances to employees for business-related
            travel expenses, moving expenses, costs of replacement homes and other similar expenses, in each case incurred in the ordinary course of business;

                  (iii) loans and advances by any Subsidiary (including any
            Foreign Borrower) to Instron Corporation; provided, however, that the Indebtedness represented thereby constitutes unsecured Subordinated Debt;

                  (iv) loans and advances (A) by Instron Corporation to any
            Domestic Subsidiary, (B) by Instron Corporation to any Foreign Borrower or any Foreign Subsidiary, (C) by any Domestic Subsidiary to any Foreign Borrower, any Foreign Subsidiary or Domestic Subsidiary, or (D) by any Foreign Borrower or Foreign Subsidiary to any Foreign Subsidiary, any other Foreign Borrower or any Domestic Subsidiary; provided, that the cumulative aggregate amount of all such loans and advances outstanding after the Effective Date (other than Permitted Assumed Acquisition Indebtedness and Permitted Subordinated Acquisition Indebtedness in connection with Permitted Acquisitions and excluding from treatment as a loan or advance, for purposes of this clause (iv), any intercompany trade payables incurred in the ordinary course of business consistent with past practice) by Instron Corporation and Domestic Subsidiaries to Foreign Borrowers and Foreign Subsidiaries shall not exceed (when aggregated with all investments by Instron Corporation made therein after the Effective Date other than Permitted Acquisition Investments) Ten Million Dollars ($10,000,000) in the aggregate.

                  (v) unsecured Guaranty Obligations of (A) Instron Corporation or any Domestic Subsidiary thereof in respect of leases of any Borrower or any

            Subsidiary thereof which are not prohibited by this Agreement, (B) any Foreign Borrower or any Foreign Subsidiary thereof in respect of leases of any such Foreign Borrower or any Foreign Subsidiary thereof which are not prohibited by this Agreement and (C) a Borrower or any Subsidiary thereof in respect of any other Person (other than in respect of indebtedness for borrowed money) arising as a matter of applicable law because the Borrower or such Subsidiary is or is deemed to be a general partner of such other person; provided that no Foreign Borrower or Foreign Subsidiary shall guaranty any obligations of such Person to the extent such guaranty would cause U. S. tax recognition by Instron Corporation of foreign income;

                  (vi) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business;

                  (vii) any unsecured Guaranty Obligations consisting of (A) the
            Guaranty Obligations of a Borrower Guarantor consisting of its obligation to pay Guaranteed Obligations hereunder as provided by
            Section 10 hereof, (B) the Guaranty Obligations of any Borrower as the guarantor of any Letter of Credit Obligor as provided in Section 2.12(l) hereof and (C) other Guaranty Obligations of any Borrower or any Subsidiary in respect of Obligations of any other Borrower or Subsidiary thereof;

                  (viii) any unsecured Guaranty Obligations of the unsecured
            Indebtedness of any Subsidiaries (including Foreign Borrowers) of the Indebtedness permitted in Sections 7.3(c)(xii) and 7.3(c)(xiii) hereof not otherwise permitted under the foregoing clauses; provided no Foreign Borrower or Foreign Subsidiary shall guaranty any obligations of Instron Corporation or any Domestic Subsidiary to the extent such guaranty would cause U. S. tax recognition by Instron Corporation of foreign income;

                  (ix) any loan or advance by any Borrower or Subsidiary for the benefit of any other Borrower or Subsidiary evidenced by such Borrower's or Subsidiary's being the account party in respect of Existing Letters of Credit issued for the benefit of such other Borrower or other Subsidiary to the extent such Existing Letters of Credit are permitted by Section 2.12(c) hereof;

                  (x) any Permitted Assumed Acquisition Indebtedness and
            Permitted Subordinated Acquisition Indebtedness;

                  (xi) loans and advances to employees for purposes deemed
            prudent by the Board of Directors of Instron Corporation in an aggregate amount not to exceed $500,000 during any Fiscal Year, and any renewals, extensions or replacement thereof;

                  (xii) so long as such payments are not prohibited pursuant to the Senior Subordinated Note Indenture at the time such payments become due, payments by Instron Corporation to the holders of the Senior Subordinated Notes an amount







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
            (the "Permissible Senior Subordinated Note Amount") which may not exceed, during any Fiscal Year, the sum of all regularly scheduled payments of interest required to be made by Instron Corporation under the Senior Subordinated Note Documents; except that Instron Corporation shall not make, nor permit any of its Subsidiaries to make, any voluntary or optional payment or prepayment or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) of the Senior Subordinated Notes, or effect any mandatory repurchase of the Senior Subordinated Notes pursuant to a "change of control" (as defined in the Senior Subordinated Note Indenture), or exchange of, or refinance or refund, any Senior Subordinated Notes of the Borrower permitted hereunder; provided, however, that the Borrowers may refinance or refund any such Subordinated Debt if the aggregate principal amount thereof is not increased or the weighted average life to maturity thereof is not reduced by more than 10% (computed in accordance with standard financial practice) and there is no change in the subordination provisions applicable thereto which is materially adverse to the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers; and

                  (xiii) so long as such payments are not prohibited pursuant to the applicable Subordination Agreement at the time such payments become due, payment by Instron Corporation or any Subsidiaries thereof to the holders of Subordinated Debt (other than payments with respect to the Senior Subordinated Notes) of an amount (the "Permissible Subordinated Amount") which may not exceed, during any Fiscal Year, the sum permitted by the applicable Subordination Agreement; except that Instron Corporation shall not make, nor permit any of its Subsidiaries to make, any voluntary or optional payment or prepayment or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of pay or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), or effect any mandatory repurchase, or exchange of, or refinance or refund, any such Subordinated debt except to the extent permitted in the applicable Subordination Agreement.

            (c) INDEBTEDNESS.

                  None of the Borrowers shall, nor permit any Subsidiaries thereof to, create, assume, incur, suffer to exist or have outstanding at any time any Indebtedness or other debt of any kind or be or become a Guarantor of or otherwise undertake or assume any Guaranty Obligation with respect to any Indebtedness of any other Person; except that this Section 7.3(c) shall not prohibit:

                  (i) the Obligations, Swing Line Obligations, Letter of Credit
            obligations and Designated Hedge Obligations hereunder;

                  (ii) ordinary course trade accounts payable or customer
            deposits;




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
                  (iii) unsecured Indebtedness of Instron Corporation to any
            Subsidiary (including a Foreign Borrower); provided, however, that such Indebtedness constitutes Subordinated Debt;

                  (iv) Indebtedness of (A) any Domestic Subsidiary of Instron
            Corporation to Instron Corporation, (B) any Foreign Borrower or any Foreign Subsidiary to Instron Corporation, (C) any Foreign Borrower, any Foreign Subsidiary or Domestic Subsidiary to any Domestic Subsidiary, (D) any Foreign Borrower, Foreign Subsidiary or Domestic Subsidiary to any Foreign Borrower or other Foreign Subsidiary; provided, however, that the cumulative aggregate amount of all such Indebtedness outstanding after the Effective Date (other than Permitted Assumed Acquisition Indebtedness and Permitted Subordinated Acquisition Indebtedness in connection with Permitted Acquisitions and excluding from treatment as Indebtedness, for purposes of this clause (iv), any intercompany trade payables incurred in the ordinary course of business consistent with past practice) owing by all Foreign Borrowers and Foreign Subsidiaries to Instron Corporation and Domestic Subsidiaries shall not at any time exceed (when aggregated with all investments therein made after the Effective Date other than Permitted Acquisition Investments) Ten Million Dollars ($10,000,000) in the aggregate;

                  (v) Indebtedness under Hedge Agreements or in respect of
            currency rate swaps or similar transactions;

                  (vi) Indebtedness secured by a Lien permitted by clauses (ix),
            (x) or (xii) of Section 7.3(d) and up to the amount permitted therein;

                  (vii) Indebtedness of a Borrower Guarantor consisting of its obligation to pay Guaranteed Obligations hereunder as provided by
            Section 10 of this Agreement or as the guarantor of any Letter of Credit Obligor as provided in Section 2.12(l) hereof;

                  (viii) Indebtedness evidenced by Guaranty Obligations
            otherwise permitted by Sections 7.3(b)(v) and 7.3(b)(viii) hereof;

                  (ix) Indebtedness of Instron Corporation to the holders of the
            Senior Subordinated Notes under the Senior Subordinated Note Documents, to the extent subject to the Senior Subordinated Note Indenture;

                  (x) Indebtedness in connection any repurchase of capital stock of Instron Corporation from management in an amount not to exceed (when aggregated with cash repurchases of such capital stock by Instron Corporation permitted by Section 7.3(e)(viii) and 7.3(f) hereof) $1,000,000 during any Fiscal Year and only to the extent no Event of Default has occurred which is continuing which has not been waived in accordance with Section 14.1 hereof or would result by reason of such repurchase;





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
                  (xi) the existing Indebtedness as of July 3, 1999, to the
            extent not otherwise permitted pursuant to the foregoing clauses (and any refinancing, extension, renewal, or refunding thereof not involving an increase in the principal amount of such Indebtedness or a reduction of more than ten percent (10%) in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice) except to the extent such Indebtedness is required to be refinanced and terminated pursuant to
            Section 3.1 hereof;

                  (xii) unsecured Indebtedness not otherwise permitted pursuant to the foregoing clauses incurred by Domestic Borrowers and non-Borrower Domestic Subsidiaries of any Borrower in amount not to exceed at any time Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate;

                  (xiii) unsecured Indebtedness not otherwise permitted pursuant to the foregoing clauses incurred by Foreign Borrowers and non-Borrower Foreign Subsidiaries of any Borrower in an amount not to exceed at any time Ten Million Dollars ($10,000,000) in the aggregate;

                  (xiv) Permitted Subordinated Acquisition Indebtedness
            incurred in connection with Permitted Acquisitions and Permitted Assumed Acquisition Indebtedness, in each case, to the extent permitted to be incurred in connection with each such Permitted Acquisitions;

                  (xv) in connection with Permitted Acquisitions, to the extent not otherwise permitted by the forgoing clauses, unsecured, unsubordinated Indebtedness to the extent permitted to be incurred in connection with a particular Permitted Acquisition in an amount outstanding not to exceed at any time Two Million Dollars ($2,000,000) in the aggregate; and

                  (xvi) to the extent not otherwise permitted by the foregoing clauses, Subordinated Debt of the Borrowers and the Subsidiaries thereof.

            (d) LIENS.

                  None of the Borrowers shall, nor permit any Subsidiaries thereof to, (x) acquire or hold any property subject to any Lien, (y) sell or otherwise transfer any Accounts, whether with or without recourse, or
      (z) suffer or permit any property now owned or hereafter acquired by it to be or become encumbered by a Lien; provided, however, that this Subsection shall not prohibit:

                  (i) any lien for a tax, assessment or government charge or levy for taxes, assessments or charges not yet due and payable or not yet required to be paid pursuant to Section 7.2(i);

                  (ii) any deposit or cash pledges securing only workers'
            compensation, unemployment insurance or similar obligations (other than Liens arising under ERISA) in the ordinary course of business;




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
                  (iii) any mechanic's, carrier's, landlord's or similar common law or statutory lien incurred in the ordinary course of business for amounts that are not yet due and payable or which are being diligently contested in good faith, so long as the Administrative Agent has been notified thereof and adequate reserves are maintained by such Borrower for their payment;

                  (iv) zoning or deed restrictions, public utility easements, rights of way, minor title irregularities and similar matters relating to real property of such Borrower or its Subsidiaries, in all such cases having no material adverse effect as a practical matter on the ownership or use of any of the real property in question, as such property is used in the ordinary course of business of such Borrower or its Subsidiaries;

                  (v) any Lien (1) which arises in connection with judgments or attachments the occurrence of which does not constitute an Event of Default under Section 8.12, (2) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) which is junior in priority to the Liens of the Administrative Agent securing the Obligations from time to time outstanding;

                  (vi) deposits or cash pledges securing performance of
            contracts, bids, tenders, leases (other than Capitalized Leases), statutory obligations, surety and appeal bonds (other than contracts for the payment of Indebtedness for borrowed money) arising in the ordinary course of business;

                  (vii) any Lien in favor of the Administrative Agent created under the Loan Documents or any existing Lien fully disclosed in the Supplemental Schedule;

                  (viii) Liens securing the replacement, extension or renewal of any Indebtedness permitted to be refinanced by Section 7.3(c) so long as such Lien is upon the same property previously subject thereto;

                  (ix) any Lien (including any Permitted Acquisition Lien in connection with a Permitted Acquisition) created or assumed in purchasing, constructing or improving any real property or to which any real property is subject when purchased; provided, however, that: (x) the mortgage, security interest or other lien is confined to the property in question and (y) the Indebtedness secured thereby does not exceed the total cost of the purchase, construction or improvement and (z) the aggregate outstanding Indebtedness of such Borrower secured by such Liens (when taken together with any secured Indebtedness permitted to be secured pursuant to clause (xii) of this subsection and when taken together with the aggregate Indebtedness of the other Borrowers secured by Liens permitted by this clause (ix) of this subsection) shall not at any time exceed Five Million Dollars ($5,000,000) in the aggregate;





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
                  (x) any operating lease entered into by such Borrower as
            lessee; provided; however, that the scheduled rental payments in respect to all such leases of such Borrower (when taken together with all such leases of the Borrower and all other Borrowers) shall not at any time exceed Ten Million Dollars ($10,000,000) in the aggregate during any Fiscal Year of Borrowers;

                  (xi) any transfer of a check or other medium of payment for deposit or collection, or any similar transaction in the ordinary course of business;

                  (xii) any Lien (including any Lien in respect of a Capitalized
            Lease of personal property and any Permitted Acquisition Lien in connection with a Permitted Acquisition) which is created in connection with the purchase of personal property; provided, however, that: (x) the Lien is confined to the property in question,
            (y) the Indebtedness secured thereby does not exceed the total cost of the purchase, and (z) the aggregate outstanding Indebtedness secured by such Liens (when taken together with any secured Indebtedness permitted to be secured pursuant to clause (ix) of this subsection and when taken together with the aggregate Indebtedness of such Borrower and the other Borrowers secured by Liens permitted by this clause (xii) of this subsection) shall not at any time exceed Five Million Dollars ($5,000,000) in the aggregate;

                  (xiii) security deposits to secure the performance of
            operating leases and deposits received from customers, in each case in the ordinary course of business; and

                  (xiv) lease and subleases permitted by Section 7.3(a) hereof;
            and

            (e) INVESTMENTS.

                  None of the Borrowers shall, nor permit any of its Subsidiaries to, (x) make or hold any investment in any common stocks, bonds or securities of any Person, or make any further capital contribution to any Person or (y) become a party to any partnership or non-limited liability Person, other than:

                  (i) investments in the capital of its Subsidiaries existing as of the Effective Date and the capital contributions therein outstanding as of the Effective Time(and any increases thereof attributable to increases in retained earnings);

                  (ii) investments notes or securities issued by a customer of such Borrower or its Subsidiaries in connection with a proceeding in respect of the Financial Impairment of such customer,

                  (iii) investments in cash and Cash Equivalents;

                  (iv) investments by Instron Corporation and Domestic
            Subsidiaries made after the Effective Date in the capital of Wholly-Owned Subsidiaries which are not Foreign Subsidiaries (and any increases thereof attributable to increases in retained earnings);

                  (v) investments (excluding for purposes of calculating the limitations herein, Permitted Acquisition Investments) by Instron Corporation and Domestic Subsidiaries made after the Effective Date in the capital of Foreign Borrowers and Foreign Subsidiaries in an amount not to exceed (when aggregated with loans and advances made to such Subsidiaries by Instron Corporation or the Subsidiaries thereof after the Effective Date other than Permitted Assumed Acquisition Indebtedness and Permitted Subordinated Acquisition Indebtedness) at any time Ten Million Dollars ($10,000,000) in the aggregate (and any increases thereof attributable to increases in retained earnings);

                  (vi) investments acquired by Instron Corporation or any
            Subsidiaries thereof (A) in exchange for any other investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment, or (B) as a result of a foreclosure by Instron Corporation and the Subsidiaries thereof with respect to any secured investment or other transfer of title with respect to any secured investment in default;

                  (vii) investments of Instron Corporation and any Subsidiaries thereof in Hedge Agreements;

                  (viii) any repurchase of capital stock of Instron Corporation from management in an amount not to exceed (when aggregated with Indebtedness of Instron Corporation to the seller of such capital stock in connection with such repurchase permitted by Section 7.3(c)(x) hereof) $1,000,000 per annum and only to the extent no Event of Default has occurred which is continuing which has not been waived in accordance with Section 14.1 hereof or would result by reason of such repurchase, and

                  (ix) any other existing investments to the extent not
            otherwise permitted by the forgoing clauses described on the Supplemental Schedule.

            (f) DISTRIBUTIONS; MANAGEMENT FEE.

                        Other than in a writing made expressly subject to the
            Administrative Agent's written consent under this Agreement, Instron Corporation shall not make or commit itself to make, nor permit any of its Subsidiaries to make or commit to make, any Distribution (other than stock dividends) to its shareholders or members at any time or pay or commit itself to pay any management fee to any Affiliate of such Borrower or its Subsidiaries at any time; except, that: (x) each Subsidiary of Instron Corporation may make or commit itself to make Distributions to its shareholders or members at any time, (y) the Borrowers may pay management fees and board of directors fees in an aggregate amount not to exceed $600,000 during any Fiscal Year to the extent paid pursuant to and in accordance with the Management Agreement and (z) any repurchase of capital stock of Instron Corporation from management in an amount not to exceed during any Fiscal Year (when aggregated with Indebtedness incurred during such Fiscal Year by Instron Corporation to the sellers of such capital stock permitted by Section 7.3(e)(viii) hereof) $1,000,000 and only to the extent no Event of Default has occurred which is continuing which has not been waived in accordance with Section 14.1 hereof or would result by reason of such repurchase;

            (g) CHANGE IN NATURE OF BUSINESS.

                  None of the Borrowers shall, nor permit any Subsidiaries thereof to, make any material change in the nature of its business as carried on at the date hereof.

            (h) CHARTER AMENDMENTS.

                  None of the Borrowers shall amend any of its Charter Documents or permit amendment of the Charter Documents of any of its Subsidiaries if such amendment would conflict with or cause and Event of Default or a Potential Default under this Agreement.

            (i)   COMPLIANCE WITH ERISA.

                  None of the Borrowers shall, nor permit any ERISA Affiliate to: (i) engage in any transaction in connection with which such Borrower or any ERISA Affiliate could reasonably be expected to be subject to either a civil penalty assessed pursuant to section 502(i) of ERISA or a tax imposed by section 4975 of the Internal Revenue Code, terminate or withdraw from any Employee Benefit Plan (other than a Multiemployer Plan) in a manner, or take any other action with respect to any such Employee Benefit Plan (including, without limitation, a substantial cessation of business operations or an amendment of an Employee Benefit Plan within the meaning of section 4041(e) of ERISA), which could reasonably be expected to result in any liability of any or all of the Borrowers or any ERISA Affiliate to the PBGC, to the Department of Labor or to a trustee appointed under section 4042(b) or (c) of ERISA, incur any liability to the PBGC on account of a withdrawal from or a termination of an Employee Benefit Plan under section 4063 or 4064 of ERISA, incur any liability for post-retirement benefits under any and all welfare benefit plans (as defined in section 3(1) of ERISA) other than as required by applicable statute, fail to make full payment when due of all amounts which, under the provisions of any Employee Benefit Plan or applicable Law, such Borrower or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any Accumulated Funding Deficiency, whether or not waived, with respect to any Employee Benefit Plan (other than a Multiemployer Plan); provided, however, that such engagement, termination, withdrawal, action, incurrence, failure or permitting shall not be deemed to have violated this clause (i) unless any such engagement, termination, withdrawal, action, incurrence, failure or permitting has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; (ii) at any time permit the termination of any defined benefit pension plan intended to be qualified under section 401(a) and 501(a) of the Internal Revenue Code; provided, however, that such termination shall not be deemed to have violated this clause (ii) unless (A) the value of any benefit liability (as defined in section 4001(a)(16) of ERISA) upon the termination date of any such terminated defined benefit pension plans of such Borrower, such Borrower's Subsidiaries and their ERISA Affiliates exceeds the then current value (as defined in section 3 of ERISA) of all assets in all such terminated defined benefit pension plans by an amount in excess of Two Million Dollars ($2,000,000), or (B) the payment of such amount could reasonably be expected to result in a Material Adverse Effect; or (iii) if such Borrower or any ERISA Affiliate becomes obligated under a Multiemployer Plan (except with respect to the potential liabilities now existing as disclosed in the Supplemental Schedule), effect a complete or partial withdrawal such that such Borrower or such Borrower's Subsidiaries or their ERISA Affiliates incur Withdrawal Liability under Title IV of ERISA with respect to Multiemployer Plans or otherwise have liability under Title IV of ERISA; provided, however, that the incurrence of such Withdrawal Liability or other liability under Title IV of ERISA shall not be deemed to be a violation of this clause (iii) unless (A) the amount the payment by any or all of the Borrowers of such Withdrawal Liability or other liability could reasonably be expected to result in a Material Adverse Effect.

            (j) REGULATION U COMPLIANCE.

                  None of the Borrowers shall use any portion of the proceeds of any Loan for the purpose of purchasing or carrying any Margin Stock, or for any other purpose, in violation, in each case, of any requirement of Law or of the terms and conditions of this Agreement.

            (k) ACCOUNTING CHANGES.

                  None of the Borrowers will, nor permit any of its Subsidiaries to, make or permit any change in its accounting policies or financial reporting practices and procedures, except as required or permitted by GAAP or as required by applicable law, in each case as to which such Borrower shall have delivered to the Administrative Agent prior to the effectiveness of any such change a report prepared by a Responsible Officer of Instron Corporation describing such change and explaining in reasonable detail the basis therefor and effect thereof.

            (l) ARM'S-LENGTH TRANSACTIONS.

                  Except for (i) indemnification of directors and officers, (ii) transactions contemplated by the Stockholder Agreement, (iii) transactions contemplated by the Registration Rights Agreement (as defined in the Merger Agreement), (iv) employment agreements, (v) transactions with Affiliates otherwise permitted pursuant to this Agreement and (vi) as set forth on the Supplemental Schedule, none of the Borrowers will, nor permit any of its Subsidiaries to, enter into or permit to exist any transaction (including, without limitation, any transaction involving the investment, purchase, sale, lease, transfer or exchange of any property or the rendering of any service) with any Affiliate of such Borrower except in the ordinary course of the business of such Borrower and its Subsidiaries and upon fair and reasonable terms not less favorable to such Borrower or any of its Subsidiaries than would be usual and customary in transactions with persons who are not such Affiliates; provided, however, that any payment in connection with the Management Agreement to the extent permitted by Section 7.3(f) shall be permitted by this Section 7.3(l).

7.4         FINANCIAL COVENANTS.

            (a) MINIMUM CONSOLIDATED NET WORTH.

                  The Borrowers shall not permit the Consolidated Net Worth of Instron Corporation and its consolidated Subsidiaries: (x) as of December 31, 1999, to be less than an amount equal to the sum one hundred and fifteen percent (115%) of the Consolidated Net Worth of Instron Corporation and its consolidated Subsidiaries as of

            September 30, 1999, plus seventy-five percent (75%) of the Consolidated Net Income (if any and only to the extent a positive number) of Instron Corporation and its consolidated Subsidiaries for the Fiscal Quarter commencing October 1, 1999 and ending as of December 31, 1999, and (y) as at any date of determination ending after December 31,1999, to be less than the sum of:

                  (i) the amount specified in clause (x) above, plus

                  (ii) in respect of Fiscal Years ended after December 31, 1999 and ending on or prior to such date of determination, an aggregate amount equal to seventy-five percent (75%) of the Consolidated Net Income of Instron Corporation and its consolidated Subsidiaries (if any and only to the extent a positive number) attributable to each such Fiscal Year (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any such Fiscal Year); plus

                  (iii) in respect of Fiscal Quarters ended prior to the Fiscal
            Year end of the Fiscal Year during which such date of determination is occurring, an aggregate amount equal to seventy-five percent (75%) of the Consolidated Net Income (if any and only to the extent a positive number) of Instron Corporation and its consolidated Subsidiaries for each such Fiscal Quarter ending on or prior to such date of determination (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any such Fiscal Quarter); plus

                  (iv) an amount equal to one hundred percent (100%) of the sum of: (A) the amount of any capital contribution to Instron Corporation or its consolidated Subsidiaries after the Closing Date, plus (B) the cash proceeds (net of customary fees, costs and expenses including, without limitation, underwriters' or placement Administrative Agents' discounts and commissions and transfer and similar taxes) from the sale or issuance of equity securities of Instron Corporation or its consolidated Subsidiaries after the Closing Date (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application), plus (C) the principal amount of any Indebtedness converted to or exchanged into equity securities of Instron Corporation or its consolidated Subsidiaries after the Closing Date.

            (b) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO.

                  The Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio of Instron Corporation and its consolidated Subsidiaries, as of the end of any Fiscal Quarter ending during the periods set forth below, to be less than the Consolidated Fixed Charge Coverage Ratio (in each case, for the Testing Period (as defined below) ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                  Period                                 Consolidated Fixed
                  ------                                 ------------------
                                                        Charge Coverage Ratio
                                                        ---------------------
            October 1, 1999 through December 31, 2000        1.05 1.00
            January 1, 2001 and thereafter                 1.10 to 1.00


      (c)   MINIMUM CONSOLIDATED EBIT TO CONSOLIDATED INTEREST EXPENSE RATIO.

                  The Borrowers shall not permit the Consolidated EBIT to Consolidated Interest Expense Ratio of Instron Corporation and its consolidated Subsidiaries as of the end of any Fiscal Quarter ending during the periods set forth below to be less than the Consolidated EBIT to Consolidated Interest Expense Ratio (in each case, for the Testing Period (as defined below) ending as of such Fiscal Quarter end) corresponding to such period as set forth below:


                                                            Minimum Consolidated
                                                            --------------------
                  Period                                   EBIT to Interest Ratio
                  ------                                   ----------------------
            October, 1, 1999 through December 31, 1999       1.80 to 1.00
            January 1, 2000 through December 31, 2000        2.00 to 1.00
            January 1, 2001 through December 31, 2001        2.25 to 1.00
            January 1, 2002 through December 31, 2002        2.50 to 1.00
            January 1, 2003 through December 31, 2003        2.75 to 1.00
            January 1, 2004 and thereafter                   3.00 to 1.00


            (d) CONSOLIDATED SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO.

                  The Borrowers shall not permit the Consolidated Senior Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries, as at the end of any Fiscal Quarter ending during the periods set forth below, to exceed the Consolidated Senior Funded Debt to Adjusted EBITDA Ratio (in each case, for the Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:


            Period                                   Consolidated Senior Funded
            ------                                   --------------------------
                                                    Debt to Adjusted EBITDA Ratio
                                                    -----------------------------
      December 31, 1999 through March 31, 2000              3.50 to 1.00
      April 1, 2000 through September 30, 2000              3.25 to 1.00
      October 1, 1999 through December 31, 2000             3.00 to 1.00
      January 1, 2001 through December 31, 2001             2.75 to 1.00
      January 1, 2002 and thereafter                        2.50 to 1.00
      January 1, 2003and thereafter                         2.25 to 1.00


            (e) CONSOLIDATED TOTAL FUNDED DEBT TO ADJUSTED EBITDA RATIO.

                  The Borrowers shall not permit the Consolidated Total Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries, as at the end of any Fiscal Quarter ending during the periods set forth below, to exceed the Consolidated Total Funded Debt to Adjusted EBITDA Ratio (in each case, for the

      Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                                                 Consolidated Total Funded
                                                 -------------------------
             Period                              Debt to Adjusted EBITDA Ratio
             ------                              -----------------------------
October 1, 1999 through December 31, 1999             5.75 to 1.00
January 1, 2000 through June 30, 2000                 5.50 to 1.00
July 1, 2000 through September 30, 2000               5.25 to 1.00
October 1, 2000 through June 30, 2001                 5.00 to 1.00
July 1, 2001 through June 30, 2002                    4.75 to 1.00
July 1, 2002 and thereafter                           4.50 to 1.00


      (f) MINIMUM CONSOLIDATED ADJUSTED EBITDA.

                  The Borrowers shall not permit the Consolidated Adjusted EBITDA of Instron Corporation and its consolidated Subsidiaries as of the end of any Fiscal Quarter ending during the periods set forth below, to be less than the Consolidated Adjusted EBITDA (in each case, for the Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:


            Period                                  Consolidated Adjusted EBITDA
            ------                                  ----------------------------
      October 1, 1999 through December 31, 1999              $22,500,000
      January 1, 2000 through December 31, 2000              $25,500,000
      January 1, 2001 through December 31, 2001              $28,000,000
      January 1, 2002 through December 31, 2002              $30,000,000
      January 1, 2003 through December 31, 2003              $31,000,000
      January 1, 2004 and thereafter                         $32,000,000




      (g) MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES.

                  The Borrowers shall not permit the Consolidated Capital Expenditures (including any purchase money Indebtedness permitted under Section 7.3(c) of this Agreement) of Instron Corporation and its consolidated Subsidiaries to exceed, during any Fiscal Year, Eight Million Dollars ($8,000,000) in the aggregate.

SECTION 8         EVENTS OF DEFAULT.

      The occurrence of any one or more of the following events shall constitute an "Event of Default":

8.1         PAYMENT.

            Failure by any Borrower (a) to make payment of principal or interest on the Notes executed by such Borrower when due or (b) to pay any other Obligation payable by such Borrower when required to be paid hereunder to the extent such failure is not remedied within three (3) Business Days after such required date of payment hereunder or thereunder; or

         8.2 REPRESENTATIONS AND WARRANTIES.

                  Any warranty or representation made or deemed made by a Borrower in respect of any Borrower, any Subsidiary of a Borrower or any Borrower Guarantor in this Agreement, any other Loan Document or any certificate, document or financial or other written statement furnished at any time in compliance with this Agreement shall prove to have been false or inaccurate when made or deemed made; or

         8.3 REPORTING AND NOTICE PROVISIONS; VIOLATION OF CERTAIN AFFIRMATIVE COVENANTS.

                  Failure by a Borrower (in respect of any Borrower, any Subsidiary of a Borrower or any Borrower Guarantor) to perform, keep or observe any term, provision, condition or covenant contained in this Agreement (other than those provisions, terms or conditions referenced in Sections 8.1, 8.2, and
8.4 of this Agreement) or any other Loan Document that is required to be kept or observed by such Borrower (in respect of any Borrower, any Subsidiary of a Borrower or any such Borrower Guarantor) and such failure shall continue without remedy for a period of thirty (30) Business Days; or

         8.4 VIOLATION OF NEGATIVE COVENANTS AND FINANCIAL COVENANTS.

                  Failure by a Borrower to perform, keep, or observe any term, provision, condition or covenant contained in Sections 4.2, 4.3 or 5.4 of this Agreement, or Sections 7.1(a) through 7.1(d) of this Agreement or Sections 7.2(a), 7.3 or 7.4 of this Agreement which is required to be performed, kept, or observed by such Borrower (in respect of any Borrower, any Subsidiary of a Borrower or any Borrower Guarantor); or

         8.5 CROSS-DEFAULT.

                  (a) Default by a Borrower or any Subsidiary of a Borrower in respect of: (i) any Indebtedness of such Borrower or such Subsidiary in excess of Five Million Dollars ($5,000,000) in the aggregate or (ii) the Subordinated Debt, where such default could permit the holder of such other Indebtedness to accelerate such Indebtedness or any portion thereof to the extent such default continues and has not been waived, or (b) default by a Borrower or any Subsidiary of a Borrower in respect of any Material Business Agreement or any Material License Agreement where such default (i) would permit the other party or parties to such agreement to terminate such agreement and (ii) has resulted or could reasonably be expected to result in a Material Adverse Effect or (c) failure by any Borrower or any of its Subsidiaries to perform, keep, observe or enforce any material terms, provisions, conditions or covenants contained in the Merger Agreement or the Merger Documents to which it is a party; or

         8.6 FALSE OR MISLEADING REPORTS.

                  The making or delivering to the Administrative Agent or the Banks by a Borrower, or any officers, employees or Administrative Agents of such Borrower, of any written statement, report, financial statement, or certificate which is not true and correct in any material respect when made; or

         8.7 DESTRUCTION OF COLLATERAL.

                  The loss, theft, damage or destruction of any portion of the Collateral having an aggregate value in excess of Two Million Five Hundred Thousand Dollars ($2,500,000), to the extent not insured by an insurance carrier which has acknowledged coverage in the amount of the claim without any reservation of rights or which has been ordered by a court of competent jurisdiction to pay such claim; or

         8.8 CHANGE OF CONTROL.

                  The occurrence of a Change of Control; or

         8.9 TERMINATION OF EXISTENCE.

                  The dissolution or termination of existence of any Borrower, any Subsidiary of a Borrower, or any Borrower Guarantor of the Obligations, but only to the extent not permitted under Section 7.3(a); or

         8.10 FAILURE OF ENFORCEABILITY OF THIS AGREEMENT, CREDIT DOCUMENT; SECURITY.

                  If: (a) any covenant, material agreement or any Obligation of any Borrower, any Subsidiary of a Borrower or any Borrower Guarantor contained in or evidenced by this Agreement or any of the other Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms, or (b) any Borrower, any Subsidiary of a Borrower or any Borrower Guarantor shall deny or disaffirm its obligations under this Agreement or any of the other Loan Documents or any of the Liens granted in connection therewith, or (c) any Liens in favor of the Administrative Agent or the Banks granted in this Agreement or any of the other Loan Documents shall be determined to be void, voidable or invalid, or are subordinated or not otherwise given the priority contemplated by this Agreement, or (d) any perfected Liens granted in favor of the Administrative Agent or the Banks shall be determined to be unperfected except in connection with sales of Inventory in the normal course of the business of a Borrower or the Borrower Guarantor, as expressly contemplated and permitted by this Agreement and the other Loan Documents, or (e) any Borrower Guarantor of the Obligations of the Borrowers shall revoke or permit a payment default under its Guaranty Obligations; or

         8.11 ERISA.

         If: (a) a Borrower, its Subsidiaries, or any of their ERISA Affiliates or any other Person institutes any steps to terminate an Employee Benefit Plan of such Borrower, such Subsidiaries, or such ERISA Affiliates, which Employee Benefit Plan is subject to Title IV of ERISA and, as a result of such termination, such Borrower, Subsidiary or ERISA Affiliate is required to make, or could reasonably be expected to be required to make, a contribution to such Employee Benefit Plan the payment of which (i) when taken together with all like termination payments suffered by the Borrowers, the Subsidiaries of the Borrowers or such ERISA Affiliates, either has resulted in, or could reasonably be expected to result in, a Material Adverse Effect or (b) such Borrower, such Subsidiary or such ERISA Affiliate fails to make a contribution to any Employee Benefit Plan which failure would be sufficient to give rise to a Lien under
Section 302(f) of ERISA; or

         8.12 JUDGMENTS.

                  Any money judgment, writ or warrant of attachment or similar process involving an amount, when aggregated with all such money judgment, writ or warrant of attachment or similar process outstanding at such time, in excess of Five Million Dollars ($5,000,000), to the extent not insured by an insurance carrier which has acknowledged coverage in the amount of the claim without any reservation of rights or which has been ordered by a court of competent jurisdiction to pay such claim) is entered or filed against any or all of the Borrowers or any

Subsidiary thereof or against any of their respective assets and is not released, discharged, vacated, fully bonded or stayed within thirty (30) days after such judgment, writ or warrant of attachment or similar proceeding is entered; or

         8.13 FORFEITURE PROCEEDINGS.

                  An adjudication against any Borrower or any Subsidiary of such Borrower in any criminal proceedings requiring such Borrower's or such Subsidiary's forfeiture of any asset or assets having, either individually or in the aggregate, a value in excess of One Million Dollars ($1,000,000); or

         8.14 FINANCIAL IMPAIRMENT.

                  The Financial Impairment of any Borrower or any Material Subsidiary; provided, however, that, despite paragraph (b) of the definition of "Financial Impairment," the lack of Solvency of any Material Subsidiary or any Borrower (other than Instron Corporation and Instron, Ltd.) shall not be the basis for the occurrence of an Event of Default under this Section 8.14 unless
(x) such other Borrower incurs additional Obligations hereunder after the existence of such lack of Solvency in violation of the representation set forth in Section 6.18 hereof or (y) such lack of Solvency has resulted in, or would reasonably be expected to result in, a Material Adverse Effect on Instron Corporation and its Subsidiaries on a consolidated basis.

SECTION 9 REMEDIES.

         9.1 ACCELERATION; TERMINATION.

                  Upon the occurrence of an Event of Default described above in Sections 8.1 through 8.13 above, inclusive, the Administrative Agent may, and at the written request of the Required Banks shall, have the right to, without notice: (a) declare all of the Obligations due or to become due from each Borrower to the Administrative Agent and the Banks, whether under this Agreement, the Notes or otherwise, immediately due and payable, anything in the Notes or other evidence of the Obligations or in any of the other Loan Documents to the contrary notwithstanding, (b) declare all of the Swing Line Obligations due or to become due from any Borrower to the Designated Swing Line Lender designated for such Borrower, whether under this Agreement, the Notes or otherwise, immediately due and payable, anything in the Notes or other evidence of the Swing Line Obligations or in any of the other Loan Documents to the contrary notwithstanding (c) terminate each Bank's Revolving Credit Commitment whereupon no Bank shall have any further obligation to make any Loan or issue any Letter of Credit hereunder, (d) terminate each Designated Swing Line Lender's Swing Line Commitment whereupon no Designated Swing Line Lender shall have any further obligation to make any Swing Line Loan hereunder, (e) terminate each Designated Letter of Credit Issuer's obligation to issue Letters of Credit whereupon no Designated Letter of Credit Issuer shall have any further obligation to issue any Letter of Credit hereunder and (f) terminate each Bank's obligation to participate in Swing Line Loans and Letters of Credit, as the case may be, made or issued after such termination of the Swing Line Commitments and obligations to issue Letters of Credit.

         9.2 AUTOMATIC ACCELERATION AND TERMINATION.

                  If any Event of Default referred to in Section 8.14 above shall occur, (a) each Bank's Commitments shall automatically and immediately terminate (if not already expired or terminated by the Borrowers or terminated pursuant to this Section 9) whereupon no Bank shall have any obligation thereafter to make any Loan hereunder, (b) each Designated Swing Line Lender's Designated German Swing Line Lender Commitment and Designated U.K. Swing Line

Lender Commitment, as the case may be, shall automatically and immediately terminate (if not already expired or terminated by the Borrowers or otherwise terminated pursuant to this Section 9.1 hereof) whereupon no Designated Swing Line Lender shall have any obligation thereafter to make any Swing Line Loan hereunder, (c) each Designated Letter of Credit Issuer's obligation to issue Letters of Credit shall immediately terminate whereupon no Designated Letter of Credit Issuer shall have any obligation thereafter to issue any Letters of Credit hereunder, and (d) all of the Obligations and all other Indebtedness, if any, then owing to the Banks, any Designated Swing Line Lenders or any Designated Letter of Credit Issuer (other than Indebtedness, if any, already due and payable) shall thereupon become and thereafter be immediately due and payable in full, all without any presentment, demand or notice of any kind, which are hereby waived by the Borrowers.

         9.3 GENERAL RIGHTS AND REMEDIES OF ADMINISTRATIVE AGENT AND THE BANKS.

                  With respect to the Collateral, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC or under other applicable Law. The Administrative Agent, the Banks, Designated Swing Line Lenders and the Designated Letter of Credit Issuers shall have all other legal and equitable rights to which each may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights or remedies contained in this Agreement or in any of the other Loan Documents. Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer hereby expressly agrees that, unless requested by the Administrative Agent, upon the concurrence of the Required Banks, such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer will not take or cause to be taken, in respect of the Loans or the other Obligations or the Collateral, any action or remedy that is independent from the actions or remedies taken or to be taken by the Administrative Agent, except for any actions taken by any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer necessary to preserve its rights in connection with any Event of Default described in Section 8.14 of this Agreement.

         9.4 ADDITIONAL REMEDIES.

                  After the Obligations shall have been declared by the Administrative Agent to be or shall have otherwise hereunder become immediately due and payable, the Administrative Agent may, and upon direction of the Required Banks shall, exercise the following rights and remedies to the extent permitted by applicable law and in addition to any other right or remedy provided for in this Agreement:

                  (a) POSSESSION OF COLLATERAL.

                           The Administrative Agent shall have the right to take immediate possession of the Collateral and all Proceeds relating to such Collateral and: (i) require each of the Borrowers, at such Borrower's expense, to assemble the Collateral of such Borrower and make it available to the Administrative Agent at such manufacturing facilities of the Borrowers as the Administrative Agent shall designate or (ii) enter any of the premises of such Borrower or wherever any Collateral shall be located and to keep and store the same on such premises until sold. If the premises on which the Collateral is located is owned or leased by a Borrower, then such Borrower shall not charge the Administrative Agent for storage of such Collateral on such premises.

                  (b) FORECLOSURE OF LIENS.

                           The Administrative Agent shall have the right to foreclose the Liens created under this Agreement and each of the other Loan Documents or under any other agreement relating to the Collateral.

                  (c) DISPOSITION OF COLLATERAL.

                           The Administrative Agent shall have the right to sell or to otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, wholesale dispositions, or sales pursuant to one or more contracts, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Administrative Agent, in its discretion, may deem advisable. Each of the Borrowers acknowledges and covenants that ten (10) days written notice to the Borrower Representative of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such Borrower's premises or at such other locations where the Collateral then is located, or as otherwise determined by the Administrative Agent. The Administrative Agent shall have the right to conduct such sales on such Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law without further requirement of notice to the Borrowers. Each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall have the right to bid or credit bid any such sale on its own behalf.

                  (d) APPLICATION OF COLLATERAL; APPLICATION OF LIQUIDATION PROCEEDS.

                           The Administrative Agent, with or without proceeding with sale or foreclosure or demanding (or having the Designated Swing Line Lender demand) payment of the Obligations, Swing Line Obligations or Letter of Credit Obligations shall have the right, without notice, at any time, to appropriate and apply to any Obligations, Swing Line Obligations or Letter of Credit Obligations any and all Collateral of a Borrower in the possession of the Administrative Agent, the Banks, any Designated Swing Line Lender or Designated Letter of Credit Issuer. All monies received by the Administrative Agent or any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer from the exercise of remedies under this Agreement or the other Loan Documents shall, unless otherwise required by the terms of the other Loan Documents or by applicable law, be applied as follows:

                           (i) First, to the payment of all reasonable expenses
                  (to the extent not otherwise paid by the Borrowers) incurred by the Administrative Agent and the Banks in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, reasonable documented attorneys' fees, court costs and any foreclosure expenses;

                           (ii) Second, to the payment pro rata of interest then
                  accrued (x) in the case of a Foreign Borrower, on the outstanding Obligations of such Foreign Borrower, and (y) in the case of a Domestic Borrower, on the outstanding Obligations of all Borrowers;

                           (iii) Third, to the payment pro rata of any fees then
                  accrued and payable to the Administrative Agent or any Bank under this Agreement in respect of the Loans, provided, however, that in no case shall proceeds of Collateral of any Foreign Subsidiary or monies received from any Foreign Subsidiary be applied to any Obligations of any other Borrower;

                           (iv) Fourth, to the payment pro rata of: (A) the
                  principal balance then owing on the outstanding Term Loans,
                  (B) the principal balance then owing on the outstanding Revolving Credit Loans or (the amount of any participations in lieu thereof) and (C) the Designated Hedge Obligations then due under Designated Hedge Agreements to Designated Hedge Creditors of the Borrowers or any Subsidiary, subject to confirmation by the Administrative Agent of any calculations of termination or other payment amounts being made in accordance with normal industry practice, provided, however, that in no case shall any proceeds of Collateral of any Foreign Borrower or Foreign Subsidiary or monies received from any Foreign Borrower or Foreign Subsidiary be applied to any Obligations, Swing Line Obligations or Letter of Credit Obligations or Designated Hedge Obligations of any other Borrower;

                           (v) Fifth, to the payment pro rata of all other
                  amounts owed by the Borrowers to the Administrative Agent or any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer under this Agreement or any other Loan Document, and to any counterparties under Designated Hedge Agreements of the Borrowers and the Subsidiaries thereof, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts pro rata, provided, however, that in no case shall proceeds of Collateral of any Foreign Subsidiary or monies received from any Foreign Subsidiary be applied to any Obligations of any other Borrower; and

                           (vi) Finally, any remaining surplus after all of the
                  Obligations and Designated Hedge Obligations have been paid in full, to the Borrowers or to whomsoever shall be lawfully entitled thereto.

         9.5 APPOINTMENT OF ATTORNEY-IN-FACt.

                  The Administrative Agent shall hereby have the right, and each of the Borrowers hereby irrevocably makes, constitutes, and appoints the Administrative Agent (and all officers, employees, or Administrative Agents designated by the Administrative Agent) as its true and lawful attorney-in-fact and Administrative Agent, with full power of substitution, to, from time to time (but only to the extent following the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof) (a) effectuate, in the Borrower's name, the Borrower's obligations under this Agreement, (b) in the Borrower's or Administrative Agent's name: (i) demand payment of the Accounts, (ii) enforce payment of the Accounts, by legal proceedings or otherwise, (iii) exercise all of the Borrower's rights and remedies with respect to the collection of the Accounts and any other Collateral, (iv) settle, adjust, compromise, extend, or renew the Accounts, (v) settle, adjust, or compromise any legal proceedings brought to collect the Accounts, (vi) if permitted by applicable law, sell or assign the Accounts and other Collateral upon such terms, for such amounts, and at such time or times as the Administrative Agent deems advisable, (vii) discharge and release the Accounts and any other Collateral, (viii) take control, in any manner, of any item of payment or Proceeds relating to any Collateral, (ix) prepare, file, and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any Account Debtor, (x) prepare, file, and sign the Borrower's name on any notice of Lien, assignment, or satisfaction of Lien or similar document in connection with the Accounts, (xi) do all acts and things reasonably necessary, in the Administrative Agent's good faith discretion, to fulfill the Borrower's obligations under this Agreement, (xii) endorse the name of the Borrower upon any of the items of payment or Proceeds relating to any Collateral and deposit the same to the account of the Administrative Agent on account of the Obligations, (xiii) endorse the name of the Borrower upon any Chattel Paper, document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to the Accounts, Inventory and any other Collateral, (xiv) use the Borrower's stationery and sign the name of the Borrower to verifications of the Accounts and notices thereof to Account Debtors, (xv) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral to which the Borrower has access,
(xvi) make and adjust claims under such policies of insurance, receive and endorse the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and make all determinations and decisions with respect to such policies of insurance and
(xvii) notify post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Administrative Agent, receive and open all mail addressed to the Borrower, and, after removing all collections and other remittances and Proceeds of Collateral, forward the mail to the Borrower. Each of the Borrowers hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         9.6 SET-OFF.

                  If any Event of Default referred to in Section 8 of this Agreement shall occur which is continuing and has not been waived in accordance with Section 14.1 hereof, each Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer, and any Lending Installation thereof on behalf thereof, shall have the right (in addition to such other rights as it may have by operation of Law or otherwise but subject to Section 9.12 of this Agreement) at any time to set off against and to appropriate and apply toward the payment of the Obligations, Swing Line Obligations or Letter of Credit Obligations, as applicable, and all other liabilities under this Agreement and the other Loan Documents then owing to it (and any participation purchased or to be purchased pursuant to this Agreement including Section 9.12 below) whether or not the same shall then have matured, any and all deposit (general or special) and any other Indebtedness at any time held or owing by such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer (including branches and agencies thereof wherever located) to or for the credit or account of a Borrower, all without notice to or demand upon such Borrower or any other Person, all such notices and demands being hereby expressly waived, provided, however, that in no case shall any such amounts obtained by setoff or otherwise received from any Foreign Borrower or any Foreign Subsidiary thereof be applied toward payment of any Obligations, Swing Line Obligations or Letter of Credit Obligations of any other Borrower other than such Foreign Borrower.

         9.7 TERMINATION; EFFECT ON BORROWER OBLIGATIONS.

                  Any termination by the Administrative Agent and/or any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer pursuant to this Section 9 of its performance shall not absolve, release, or otherwise affect the liability of the Borrowers in respect of transactions prior to such termination or affect any of the Liens, rights, powers, and remedies of the Administrative Agent or such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer which such Liens, rights, powers and remedies shall, in all events, continue until all Obligations, Swing Line Obligations, Letter of Credit Obligations and all other liabilities


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hereunder of the Borrowers to the Administrative Agent and to the Banks, the
Designated Swing Line Lenders and the Designated Letter of Credit Issuers are satisfied.

         9.8 ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON DEFAULT.

                  Upon the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, to the extent that any Letters of Credit have been issued which then are outstanding, the Administrative Agent, for the benefit of the Designated Letter of Credit Issuers and the Banks, may, and upon the direction of the Required Banks shall (whether in addition to taking any of the actions described in this Section 9 or otherwise), make demand upon Borrowers to, and forthwith upon such demand the Borrowers will, pay to the Administrative Agent in same day funds and in the currency in which such Letter of Credit is denominated, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account"), to secure
(x) in the case of a Foreign Borrower, the Letter of Credit Obligations of such Foreign Borrower in respect of any outstanding Letters of Credit (including, without limitation, any such obligations arising under Section 2.12(l)), and (y) in the case of a Domestic Borrower, the Letter of Credit Obligations of all Borrowers in respect of any outstanding Letters of Credit (including, without limitation, any such obligations arising under Section 2.12(l)), to be maintained at such office of the Administrative Agent as Administrative Agent shall direct, an amount equal to the maximum amount available to be drawn under the Letters of Credit. In the event that the Borrowers shall not deposit such funds upon demand by the Administrative Agent, the Administrative Agent may, in its sole discretion, deposit any funds of the Borrowers in the possession of the Administrative Agent to the Letter of Credit Collateral Account until the amount deposited in such account equals the maximum amount available to be drawn under the Letters of Credit. The Letter of Credit Collateral Account shall be in the name of Administrative Agent (as a cash collateral account), but under the sole dominion and control of the Administrative Agent and subject to the terms of this Agreement.

         9.9 LETTER OF CREDIT COLLATERAL ACCOUNT.

                  (a) APPLICATION.

                           The Administrative Agent may, at any time or from time to time after funds are deposited in the Letter of Credit Collateral Account, apply funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Administrative Agent may elect or shall be directed by the Banks, as shall have become or shall become due and payable by the Borrowers to the Designated Letter of Credit Issuers under this Agreement or any Reimbursement Agreement first, in respect of the Letters of Credit and second, after the occurrence and during the continuance of any Event of Default, in respect of all other amounts constituting Obligations, provided, however, that in no case shall proceeds of Collateral of any Foreign Borrower or any Foreign Subsidiary thereof or monies deposited into the Letter of Credit Cash Collateral Account by such Foreign Borrower of any Foreign Subsidiary thereof be applied to any Letter of Credit Obligations or any other Obligations of any Borrower other than such Foreign Borrower.

                  (b) NO BORROWER OR THIRD PARTY CLAIMS.



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                           Neither the Borrowers nor any Person claiming on
         behalf of or through Borrowers shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account.

                  (c) NO LIENS OR TRANSFERS OF ACCOUNT.

                           Each of the Borrowers agrees that it will not: (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral Account or any funds held therein, or (ii) create or permit to exist any lien, security interest or other charge or encumbrances upon or with respect to the Letter of Credit Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement.

         9.10 AUTHORITY TO EXECUTE TRANSFERS.

                  Without limitation of any authorization granted to the Administrative Agent hereunder, each of the Borrowers also hereby authorizes the Administrative Agent, upon the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, to execute, in connection with the exercise by the Administrative Agent of its remedies hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         9.11 LIMITED LICENSE TO LIQUIDATE.

                  Each of the Borrowers hereby grants to the Administrative Agent for the benefit of the Banks, the Designated Swing Line Lenders and Designated Letter of Credit Issuers: (a) a non-exclusive, royalty-free license or other right to use, without charge, all of such Borrower's Intellectual Property (including all rights of use of any name or trade secret) as it pertains to the Collateral, in manufacturing, advertising for sale and selling any Collateral; provided, however, that such license and right to use shall be exercisable by the Administrative Agent for the benefit of the Banks only upon request by the Administrative Agent after the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof, and (b) to the extent permitted thereunder, all of such Borrower's rights under all licenses and all franchise agreements, which shall inure to the Administrative Agent for the benefit of the Banks, the Designated Swing Line Lenders and Designated Letter of Credit Issuers without charge but only upon request by the Administrative Agent after the occurrence of an Event of Default which is continuing and has not been waived in accordance with Section 14.1 hereof.

         9.12 EQUALIZATION.

                  Each Bank agrees with the other Banks that if at any time it shall obtain any Advantage over the other Banks or any thereof in respect of the Loans it will purchase from such other Bank or Banks, for cash and at par, such additional participation in the Loans owing to the other or others as shall be necessary to nullify the Advantage. If any such Advantage resulting in the purchase of an additional participation as aforesaid shall be recovered in whole or in part from the Bank receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (with interest and other charges if and to the extent actually incurred by the Bank receiving the Advantage) ratably to the extent of the recovery. During the existence of any Potential Default or Event of Default, any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) of any Indebtedness owing by a Borrower to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall be applied to the Obligations, Swing Line Obligations or Letter of Credit Obligations, as the case may be, owing to such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer until the same shall have been paid in full before any thereof shall be applied to other


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Indebtedness owing to that Bank, Designated Swing Line Lender or Designated
Letter of Credit Issuer.

         9.13 REMEDIES CUMULATIVE.

                  The above-stated remedies are not intended to be exhaustive and the full or partial exercise of any of such remedies shall not preclude the full or partial exercise of any other remedy by the Administrative Agent under this Agreement, under any Loan Document, or at equity or under law.

SECTION 10 BORROWER GUARANTY.

         10.1 DOMESTIC BORROWER CROSS-GUARANTY.

                  To induce the Banks to make the Loans to the Borrowers, the Designated Swing Line Lenders to make Swing Line Loans to the designated Borrowers, and the Designated Letter of Credit Issuers to issue Letters of Credit, and in consideration thereof, each of the Borrower Guarantors hereby unconditionally and irrevocably: (a) guarantees, jointly and severally, to the Administrative Agent and the Banks the due and punctual payment in immediately available funds of all Obligations owing by all Borrowers, all Swing Line Exposure and LC Exposure of the Banks with respect to all Borrowers, all Swing Line Obligations owing by all Borrowers to the Designated Swing Line Lenders, all Letter of Credit Obligations owing by all Borrowers owing to the Designated Letter of Credit Issuers, all Designated Hedge Obligations owing by all Borrowers and of all other sums now or hereafter owed by any other Borrower to the Administrative Agent or any of the Banks, Designated Swing Line Lenders or Designated Letter of Credit Issuers under this Agreement or any of the Loan Documents (whether by acceleration or otherwise) and (b) agrees, jointly and severally, to pay any and all expenses which may be incurred by the Administrative Agent in enforcing its rights with respect to such Obligations (collectively, the "Guaranteed Obligations").

         10.2 MAXIMUM LIABILITY.

                  Solely in the event it is necessary for the enforceability of a Borrower Guaranty, the maximum liability of a Borrower Guarantor under its Borrower Guaranty for Guaranteed Obligations of the other Borrowers or their Subsidiaries shall be the greatest amount which, after taking into consideration all other valid and enforceable debts and liabilities of such Borrower Guarantor (but giving full effect in such consideration to the subordinated status of the Senior Subordinated Notes pursuant to the Senior Subordinated Note Indenture), an applicable court has determined (after any appeals) would not render such Borrower Guarantor insolvent, unable to pay its debts as they become due, inadequately capitalized for the business which it intends to conduct (in all such cases, within the meaning of Section 548 of the Bankruptcy Code, 11 U.S.C.
Section 101, et. seq., or any other similar state law), or unable to pay a judgment rendered upon a claim that is the subject of an action or proceeding pending at the time when the obligations of this Borrower Guaranty are incurred or increased.

         10.3 GUARANTY UNCONDITIONAL.

                  The obligations of the Borrower Guarantors under this Borrower Guaranty shall be, joint and several, irrevocable, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any advance under this Agreement or any Loan Document by operation of Law or otherwise; (ii) any modification or amendment of or supplement to this Agreement or any Loan Document; (iii) any


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modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, of the Guaranteed Obligations of any Borrower or its Subsidiary; (iv) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower Guarantor or its assets or any resulting release or discharge of any of the Obligations of the Borrower Guarantors contained in this Agreement or any Loan Document; (v) the existence of any claim, set-off or other rights which any Borrower Guarantor may have at any time against the Administrative Agent, any Bank, any Designated Swing Line Lender, Designated Letter of Credit Issuer, Designated Hedge Creditor or any other Person, whether or not arising in connection with this Agreement or any Loan Document, provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability relating to or against any Borrower or its Subsidiary for any reason of this Agreement or any Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower under this Agreement or any Loan Document; or (vii) to the extent permitted by applicable Law, any other act or omission to act or delay of any kind by a Borrower Guarantor, the Administrative Agent, any Bank, any Designated Swing Line Lender, any Designated Letter of Credit Issuer, any Designated Hedge Creditor or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guaranteed Obligations of any Borrower under this Section 10.

         10.4 DISCHARGE; REINSTATEMENT.

                  The Guaranteed Obligations of each Borrower Guarantor under this Section 10 shall remain in full force and effect until the Revolving Credit Commitments of the Banks, the Aggregate Swing Line Commitment of the Designated Swing Line Lenders and the obligations of the Designated Letter of Credit Issuer are terminated, and the Obligations, Swing Line Obligations and Letter of Credit Obligations and all amounts payable by any Borrower or any Subsidiary of any Borrower under this Agreement or any other Loan Document have been paid in full. If at any time any payment of any amount payable by Borrower Guarantor under this Section 10, any other section of this Agreement or other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower Guarantor or otherwise, the other Borrower Guarantor's obligations under this Section 10 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time. This Section 10 shall survive the termination of this Agreement until the payment in full of all amounts payable under this Agreement and any Loan Documents.

         10.5 WAIVER.

                  No Borrower Guarantor shall be entitled to enforce any remedy which the Administrative Agent, any Designated Swing Line Lender, any Designated Letter of Credit Issuer or any Bank now has or may hereafter have against any Borrower, any endorser or any Guarantor or other Borrower Guarantor in respect of all or any part of the Guaranteed Obligations paid by such Borrower Guarantor until all of the Obligations, Swing Line Obligations and Letter of Credit Obligations shall have been fully and finally paid to the Administrative Agent for the benefit of the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers and all commitments of the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers to the Borrowers terminated. Each Borrower Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent for the benefit of the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers to secure payment of the Guaranteed Obligations or any other liability of any Borrower, any Guarantor or any Borrower Guarantor to


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the Administrative Agent or any Designated Swing Line Lender, Designated Letter
of Credit Issuer or Bank. Each Borrower Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Borrower Guaranty. Each Borrower Guarantor further waives all notices of the existence, creation or incurring of additional Obligations by any other Borrower, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, notices of any and all proceedings to collect all or any part of the Guaranteed Obligations, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any Collateral given to the Administrative Agent for the benefit of the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers to secure payment of the Guaranteed Obligations.

         10.6 STAY OF ACCELERATION.

                  If acceleration of the time for payment of any amount payable by any Borrower Guarantor under this Agreement or other Loan Document in respect of a Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of any Borrower Guarantor all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the other Borrower Guarantors hereunder forthwith on demand by the Administrative Agent.

         10.7 SUBROGATION AND CONTRIBUTION RIGHTS.

                  If any Borrower Guarantor makes a payment in respect of the Guaranteed Obligations, it shall be subrogated to the rights, if any, of the payees against the other Borrower Guarantors with respect to such payment and shall have the rights of contribution set forth below against the other Borrower Guarantors; provided, however, that such Borrower Guarantor shall not enforce its rights to any payment by way of subrogation or by exercising its right of contribution until all the Obligations, Swing Line Obligations and Letter of Credit Obligations, as the case may be, owing to the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers shall have been finally paid in full and may not under applicable insolvency laws be required to be repaid by the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers, as the case may be.

                  (a) GUARANTEED OBLIGATION AND CONTRIBUTION PAYMENTS.

                           Subject to all of the Obligations, Swing Line Obligations and Letter of Credit Obligations, as the case may be, owing to the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers having been finally paid in full and not subject to required repayment under applicable insolvency laws, each Borrower Guarantor shall make, and agrees with each of the other Borrower Guarantors (and the successors and assigns of such Borrower Guarantors) to make, payments in respect of the Obligations of such Borrower Guarantor to which such other Borrower Guarantors are subrogated or contribution payments to which such other Borrower Guarantors are entitled, such that, taking into account all such payments on account of subrogation or contribution rights:

                           (i) each Borrower Guarantor shall have paid to the
                  other Borrower Guarantors on account of such subrogation and contribution rights at some time after the date hereof, (A) all Obligations the benefit of which has


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                  been received by such Borrower Guarantor or which relate to
                  Obligations the benefit of which has been received by such Borrower Guarantor or (B) if the aggregate of all such payments by all Borrower Guarantors to all other Borrower Guarantors would exceed the outstanding Obligations, such Borrower Guarantor's pro rata share of the outstanding Obligations, in accordance with the amount of the benefit received by the Borrower Guarantor as described under subsection (a)(i)(A) hereinabove; and

                           (ii) if there remain Obligations unpaid after
                  application of the payments referred to above, the deficiency shall be shared among the Borrower Guarantors pro rata in proportion to their respective net worth on the effective date of this Agreement.

                  (b) JOINDER; WAIVER.

                           By executing an Additional Borrower Addendum, each signatory thereby becoming an additional Domestic Borrower shall be deemed to have agreed to all of the terms of this Section 10 as if an original signatory to this Agreement. No failure or delay by any Borrower Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

SECTION 11 THE AGENTS.

         11.1 THE ADMINISTRATIVE AGENT.

                  Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer irrevocably appoints the Administrative Agent to act as Administrative Agent under this Agreement and the other Loan Documents for the benefit of such Bank, Designated Swing Line Lenders and Designated Letter of Credit Issuers with full authority to take such actions, and to exercise such powers, on behalf of such Bank, Designated Swing Line Lenders and Designated Letter of Credit Issuers in respect of this Agreement and the other Loan Documents as are herein and therein respectively delegated to the Administrative Agent or as are reasonably incidental to those delegated powers. The Administrative Agent in such capacity shall be deemed to be an independent contractor of the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers. Each Designated Swing Line Lender, Designated Letter of Credit Issuer and each Bank hereby expressly agrees that, without first obtaining the prior written consent of the Administrative Agent or the Required Banks, no Designated Swing Line Lender, Designated Letter of Credit Issuer or Bank will take or cause to be taken, in respect of the Loans or the other Obligations hereunder, the Swing Line Obligations, the Letter of Credit Obligations or the Collateral, any enforcement or remedial action or remedy that is independent from the actions or remedies taken or to be taken by the Administrative Agent, except for any actions taken by a Designated Swing Line Lender, Designated Letter of Credit Issuer or any Bank which are necessary to preserve its rights in connection with any Event of Default described in Section
8.14 of this Agreement.

         11.2 DESIGNATED EUROPEAN ADMINISTRATIVE AGENTS.

                  Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer irrevocably authorizes, and hereby confirms the appointment of, each Designated European Administrative Agent selected by the Administrative Agent, after consultation with the Borrower


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Representative, to act as agent under this Agreement and the other Loan
Documents for the benefit of such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer with full authority to take such actions, and to exercise such powers, on behalf of such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer in respect of this Agreement and the other Loan Documents as are herein and therein expressly delegated to each such Designated European Administrative Agent or as are reasonably incidental to those delegated powers. Each Designated European Administrative Agent acting in such capacity shall be deemed to be an independent contractor of the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers.

         11.3 SYNDICATION AGENT.

                  Each Bank and each of the Borrowers hereby irrevocably designates and appoints NCB as Syndication Agent to act as specified herein and in the other Loan Documents, and each such Bank hereby irrevocably authorizes the Syndication Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform during the Syndication Period such duties as are expressly delegated to the Syndication Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         11.4 NATURE OF APPOINTMENT.

                  The Agents shall have no fiduciary relationship with any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer by reason of this Agreement and the other Loan Documents. The Agents shall not have any duty or responsibility whatsoever to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer acknowledges that the Agents are acting as such solely as a convenience to the Banks and not as a manager of the commitments or the Obligations evidenced by the Notes. This Section 11 does not confer any rights upon the Borrowers or anyone else (except the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers), whether as a third party beneficiary or otherwise.

         11.5 AGENTS AS BANKS; OTHER TRANSACTIONS.

                  Each Agent's rights as a Bank under this Agreement and the other Loan Documents shall not be affected by its serving as an Agent hereunder. Each of the Agents and its Affiliates may generally transact any banking, financial, trust, advisory or other business with the Borrowers (including, without limitation, the acceptance of deposits, the extension of credit and the acceptance of fiduciary appointments) without notice to the Banks, Designated Swing Line Lenders or Designated Letter of Credit Issuers, without accounting to the Banks, Designated Swing Line Lenders or Designated Letter of Credit Issuers and without prejudice to such Agent's rights as a Bank under this Agreement and the other Loan Documents except as may be expressly required under this Agreement.

         11.6 INSTRUCTIONS FROM BANKS.

                  No Agent shall be required to exercise any discretion or take any action as to matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, collection and enforcement actions in respect of any Obligations under the Notes or this Agreement and any collateral therefor) except that the Administrative Agent and Designated European Administrative Agent, as the case may be, shall take such action or omit to


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take such action as may be reasonably requested of it in writing by the Required
Banks with instructions to the extent consistent with the terms of this Agreement and the other Loan Documents and which actions and omissions shall be binding upon all of the Banks, Designated Swing Line Lenders or Designated
Letter of Credit Issuers; provided, however, that no such Agent shall be required to act (or omit any act) if, in its judgment, any such action or omission might expose such Agent to personal liability or might be contrary to this Agreement, any Loan Document or any applicable Law.

         11.7 BANK'S DILIGENCE.

                  Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer: (a) represents and warrants that it has made its decision to enter into this Agreement and the other Loan Documents and (b) agrees that it will make its own decision as to taking or not taking future actions in respect of this Agreement and the other Loan Documents; in each case without reliance on the Agents or any other Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer and on the basis of its independent credit analysis and its independent examination of and inquiry into such documents and other matters as it deems relevant and material.

         11.8 NO IMPLIED REPRESENTATIONS.

                  The Agents shall not be liable for any representation, warranty, agreement or obligation of any kind of any other party to this Agreement or anyone else, whether made or implied by the Borrowers in this Agreement or any Loan Document or by a Bank, a Designated Swing Line Lender or a Designated Letter of Credit Issuer in any notice or other communication or by anyone else or otherwise.

         11.9 SUB-AGENTS.

                  The Administrative Agent may employ agents and shall not be liable (except as to money or property received by it or its agents) for any negligence or willful misconduct of any such agent selected by it with reasonable care.

         11.10 AGENTS' DILIGENCE.

                  No Agent shall not be required: (a) to keep itself informed as to anyone's compliance with any provision of this Agreement or any Loan Document, (b) to make any inquiry into the properties, financial condition or operation of the Borrowers or any other matter relating to this Agreement or any Loan Document, (c) to report to any Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer any information (other than which this Agreement or any Loan Document expressly requires to be so reported) that such Agent or any of its Affiliates may have or acquire in respect of the properties, business or financial condition of the Borrowers or any other matter relating to this Agreement or any Loan Document or (d) to inquire into the validity, effectiveness or genuineness of this Agreement or any Loan Document.

         11.11 NOTICE OF DEFAULT.

                  The Administrative Agent shall not be deemed to have knowledge of any Potential Default or Event of Default unless and until it shall have received a written notice describing it and citing the relevant provision of this Agreement or any Loan Document. The Administrative Agent shall give each Bank reasonably prompt notice of any such written notice except, of course, to any Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer that shall have given the written notice.



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         11.12 LIABILITY OF AGENTS.

                  No Agent (acting in its capacity as an Agent) nor any of its directors, officers, employees, attorneys, and other agents acting for such Agent in such capacity shall be liable for any action or omission on their respective parts except for gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Agents: (a) may treat the payee of any Note as the holder thereof until such Agent receives a fully executed copy of any assignment with respect thereto, signed by such payee and in form satisfactory to such Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts which have been selected by such Agent with reasonable care; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer for any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document, including, without limitation, the truth of the statements made in any certificate delivered by the Borrowers under Section 2 or
Section 3 of this Agreement or in any Credit Request, Rate Continuation/Conversion Request, Reimbursement Agreement or any other similar notice or delivery, such Agent being entitled for the purposes of determining fulfillment of the conditions set forth therein to rely conclusively upon such certificates; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or any other Loan Document or to inspect the property (including the books and records) of the Borrowers; (e) shall not be responsible to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, or collateral covered by any agreement or any other Loan Document and (f) shall incur no liability under or in respect of this Agreement, the Notes or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it in good faith to be genuine and correct and signed or sent by the proper party or parties.

                  No Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure of or delay in performance or breach by any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer of any of its obligations hereunder or to any Bank on account of the failure of or delay in performance or breach by any other Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the Borrowers of any of their respective obligations hereunder or under any Loan Document or in connection herewith or therewith. The Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers each hereby acknowledge that no Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement, the Notes or any other Loan Document unless it shall be requested in writing to do so by the Required Banks.

         11.13 INDEMNITY OF AGENTS.

                  The Banks, Designated Swing Line Lender or Designated Letter of Credit Issuer shall indemnify each of the Agents, in its capacity as an Agent (to the extent such Agent is not otherwise reimbursed by the Borrowers), from and against: (a) any loss or liability (other than any caused by such Agent's gross negligence or willful misconduct) incurred by such Agent (in its capacity as an Agent) as such in respect of this Agreement, the Notes or any Loan Document and (b) any out-of-pocket expenses incurred by such Agent in defending itself or otherwise related to this Agreement, the Notes or any Loan Document (other than any caused by such Agent's gross negligence or willful misconduct) including, without limitation, reasonable fees and disbursements of legal counsel of its own selection (including, without limitation, the


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reasonable interdepartmental charges of its salaried attorneys) in the defense of any claim against it or in the prosecution of its rights and remedies as such Agent (other than the loss, liability or costs incurred by such Agent in the defense of any claim against it by the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers arising in connection with its actions in its capacity as an Agent); provided, however, that each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall be liable for only its Ratable Portion (calculated to include the commitments or outstandings of such Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be) of the whole loss or liability.

         11.14 RESIGNATION OF AGENT.

                  The Administrative Agent may resign as Administrative Agent for any reason effective twenty (20) Business Days after giving notice thereof to each Designated European Administrative Agent, Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer and the Borrower Representative. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Required Banks shall appoint from among the Banks (other than the Bank that has resigned) a successor Administrative Agent for the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers which successor Administrative Agent shall be reasonably acceptable to the Borrower Representative. If, however, in the case of resignation by the Administrative Agent, no successor Administrative Agent shall have been appointed by the time such resignation becomes effective, then the retiring Administrative Agent may, on behalf of the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers, appoint a successor Administrative Agent from among the remaining Banks. Upon appointment (whether effected by the Required Banks or the retiring Administrative Agent on behalf of the Banks) and acceptance of such appointment as "Administrative Agent," the successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the terms "Administrative Agent" and "Agent," as the case may be, shall mean such successor Administrative Agent, effective upon its appointment and acceptance, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holder of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of Section
11.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.15 RESIGNATION OF DESIGNATED EUROPEAN ADMINISTRATIVE AGENTS.

                  A Designated European The Administrative Agent may resign as such for any reason effective twenty (20) Business Days after giving notice thereof to the Administrative Agent, and each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer and the Borrower Representative. If a Designated European Administrative Agent shall resign as such Agent under this Agreement, the Administrative Agent shall appoint from among the Banks (other than the Bank that has resigned) a successor Designated European Administrative Agent. which successor Designated European Administrative Agent shall be reasonably acceptable to the Borrower Representative. Upon appointment and acceptance of such appointment as "Designated European Administrative Agent," the successor Designated European Administrative Agent shall succeed to the rights, powers and duties of the resigning Designated European Administrative Agent, and the terms "Designated European Administrative Agent" and "Agent," as the case may be, shall mean such successor Designated European Administrative Agent, effective upon its appointment and acceptance, and the former Designated European Administrative Agent's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such former Designated European Administrative Agent or any of the parties to this Agreement or any holder of the Notes. After any retiring


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Designated European Administrative Agent's resignation hereunder as such, the provisions of Section 11.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Designated European Administrative Agent under this Agreement.

SECTION 12 TRANSFERS AND ASSIGNMENTS.

         12.1 TRANSFER OF COMMITMENTS.

                  Each Bank shall have the right at any time or times to transfer to another financial institution that is an Eligible Assignee, without recourse, all or, if less than all, any fixed percentage of (which percentage, with the consent of the Administrative Agent to be exercised in its sole discretion but uniformly with respect to all of the Banks, does not have to be pro rata and may vary in percentage among the Revolving Credit Commitment and outstanding Revolving Credit Loans of such Bank and the outstanding Term Loan of such Bank but the assigned portion resulting therefrom must in each case be at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof), such Bank's rights and obligations under this Agreement and the other Loan Documents, including, without limitation, such Bank's Commitments, any Loan made by such Bank, any Note executed in favor of such Bank, any participations in Letters of Credit and any participations purchased by the Bank pursuant to
Section 9.12 of this Agreement; provided, however, in each such case, that the transferor and the transferee shall have complied with the following requirements:

                  (a) PRIOR CONSENT.

                           Transfers (other than transfers by any Bank to any Affiliate of such Bank or to any other Bank which is not a Defaulting Lender) to any Eligible Assignee may be consummated pursuant to this
         Section 12 only upon the prior written consent of the Administrative Agent and, unless an Event of Default has occurred which is continuing and has not been waived in accordance with Section 14.1 hereof, the Borrower Representative on behalf of the Borrowers, which shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary, any Bank may at any time (i) assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank, or
         (ii) create a security interest in all or any portion of such rights in favor of any Federal Reserve Bank, in each case in accordance with Regulation A or the Board of Governors of the Federal Reserve System, and no such assignment or creation shall release such assigning Bank from its obligations hereunder.

                  (b) AGREEMENT; TRANSFER FEE.

                           The transferor: (i) shall remit to the Administrative Agent an administrative fee of Three Thousand Five Hundred Dollars ($3,500) and (ii) shall cause the transferee to execute and deliver to the Borrower Representative, the Administrative Agent and each Bank (A) an Assignment Agreement, substantially in the form of Exhibit J attached hereto, and otherwise in form and substance satisfactory to the Administrative Agent and its counsel (an "Assignment Agreement"), together with the consents and releases referenced therein and (B) such additional amendments, assurances and other writings as the Administrative Agent may reasonably require to effect such transfer.

                  (c) NO PROHIBITED TRANSACTION.

                           The transferee shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code).

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                  (d) NOTES.

                           The Borrowers shall execute and deliver: (i) to the Administrative Agent, the transferor and the transferee, any consent or release (of all or a portion of the obligations of the transferor) to be delivered in connection with the Assignment Agreement, (ii) if a Bank's entire interest in its Commitments and in all of its Loans have been transferred, to the transferee appropriate Notes against return of the Notes (each marked "replaced") held by the transferor and (iii) if only a portion of a Bank's interest in its Commitments and Loans has been transferred, new Notes to each of the transferor and the transferee against return of the original such Notes of the transferor (each marked "replaced") held by the transferor; provided, that, simultaneously with the Borrower's delivery of new Notes pursuant to this Section 12(c), the transferor Bank will deliver to the Borrowers any note being replaced in whole or in part, and each such note delivered by the transferor Bank shall be conspicuously marked "replaced" when so delivered.

                  (e) PARTIES.

                           Upon satisfaction of the requirements of this Section 12.1, including the payment of the fee and the delivery of the documents set forth in Section 12.1(b) above, (i) the transferee shall become and thereafter be deemed to be a "Bank" for the purposes of this Agreement and (ii) the transferor (A) shall continue to be a "Bank" for the purposes of this Agreement only if and to the extent that the transfer shall not have been a transfer of its entire interest in its Commitments and Loans, (B) shall cease to be and thereafter shall no longer be deemed to be a "Bank" in the case of any transfer of its entire interest in its Commitments and Loans and (C) the signature pages hereto and Annex I hereto shall be automatically amended, without further action, to reflect the result of any such transfer.

         12.2 SALE OF PARTICIPATIONS.

                  Each Bank shall have the right at any time or times to sell one or more participations or subparticipations to a financial institution in all or, if less than all, any constant fixed percentage of: such Bank's Commitments, any Loan made by such Bank, any Note executed in favor of such Bank, any participation by such Bank in a Letter of Credit and any participations, if any, purchased by such Bank pursuant to 9.12 of this Agreement or this Section 12; provided, however, in each such case, that the transferor and the transferee shall have complied with the following requirements:

                  (a) BENEFITS OF PARTICIPANT.

                           The provisions of Section 13 of this Agreement shall inure to the benefit of each purchaser of a participation or subparticipation (provided that (i) each such participant shall look solely to the seller of its participation for those benefits, (ii) no such seller (whether or not a Bank) shall have a claim against the Borrowers of any kind whatsoever resulting from such benefits, and
         (iii) the Borrowers' liabilities, if any, under any of those sections shall not be increased as a result of the sale of any such participation) and Administrative Agent shall continue to distribute payments pursuant to this Agreement as if no participation has been sold.

                  (b) RIGHTS RESERVED.

                           In the event any Bank shall sell any participation or subparticipation, that Bank shall, as between itself and the purchaser, retain all of its rights (including, without


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         limitation, rights to enforce against the Borrowers this Agreement and the other Loan Documents) and duties pursuant to this Agreement and the other Loan Documents, including, without limitation, that Bank's right to approve any waiver, consent or amendment pursuant to Section 14.1 of this Agreement and such purchaser shall not be a Bank for any purposes of this Agreement and the other Loan Documents, except if and to the extent that any such waiver, consent or amendment would (A) reduce any fee or commission allocated to the participation or subparticipation, as the case may be, (B) reduce the amount of any principal payment on any Loan allocated to the participation or subparticipation, as the case may be, or reduce the principal amount of any Loan so allocated or the rate of interest payable thereon, (C) extend the time for payment of any amount allocated to the participation or subparticipation, as the case may be, or (D) result in the release of a substantial portion of the Collateral.

                  (c) NO DELEGATION.

                           No participation or subparticipation shall operate as a delegation of any duty of the seller of such participation or subparticipation. Under no circumstance shall any participation or subparticipation be deemed a novation in respect of all or any part of the selling Bank's obligations pursuant to this Agreement.

                  (d) NO PROHIBITED TRANSACTION.

                           Each purchaser of a participation or subparticipation shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code).

         12.3 CHANGE OF LENDING OFFICE; REPLACEMENT OF BANKS.

                  (a) CHANGE OF LENDING OFFICE.

                  Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer agrees that, upon the occurrence of any event giving rise to the operation of any of Sections 2.12(k), 2.18, 13.1 or 13.3 with respect to such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer it will, if requested by a Borrower, use reasonable efforts (subject to overall policy considerations of such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer) to designate another Lending Office for any Loans or Commitment affected by such event, provided that such designation is made on such terms that such Bank and its Lending Office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. All terms of this Agreement shall apply to any Lending Office and the Loans and any Notes issued hereunder shall be deemed held by each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer for the benefit of its Lending Office.

                  (b) REPLACEMENT OF BANKS.

                  If any Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer requests any compensation, reimbursement or other payment under any of Sections 2.12(k), 2.18 or 13.1 with respect to such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, or if the Borrower is required to pay any additional amount to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or governmental authority pursuant to Section 13.3, or if any Bank is a "Defaulting Lender" hereunder, or if any Bank otherwise fails to fund its Ratable Portion of Revolving Credit Borrowings or the participation purchase price payable by such Bank for its participating interest hereunder as


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specified in Section 2.5 hereof, or if any Bank notifies the Administrative
Agent that it is exercising any right under this Agreement not to fund or maintain a LIBOR Rate Loan denominated in Dollars or in an Alternative Currency which the other Banks are willing or prepared to fund or maintain, then the Borrowers may, at their sole expense and effort, upon notice to such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer and the Administrative Agent, require such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be, to assign and delegate, without recourse (in accordance with the restrictions contained in Section 12.1), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts, including any breakage compensation under Section 13.4 hereof), and (iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under any of Sections 2.12(k), 2.18 or 13.1 with respect to such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, or resulting from any required payments to any Bank or governmental authority pursuant to Section 13.3, such assignment will result in a reduction in such compensation, reimbursement or payments. No Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                  (c) EFFECT ON RIGHTS AND OBLIGATIONS.

                  Nothing in this Section 12.3 shall affect or postpone any of the obligations of any Borrower or the right of any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer provided in any of Sections 2.12(k), 2.18 13.1 or 13.3.

         12.4 CONFIDENTIALITY.

                  The Administrative Agents, each Designated Swing Line Lender, each Designated Letter of Credit Issuer and each Bank hereby agree to use reasonable efforts to hold all non-public information obtained pursuant to the requirements of this Agreement and the other Loan Documents and appropriately designated in writing to the Administrative Agent by the Borrower Representative as being confidential information in accordance with the customary procedure of the Administrative Agents, such Designated Swing Line Lender, Designated Letter of Credit Issuer or Bank, as the case may be, for handling confidential information of this nature and in accordance with safe and sound banking practices, except that this Section shall not preclude any Administrative Agent, any Designated Swing Line Lenders, any Designated Letter of Credit Issuer or any Bank from furnishing any such confidential information: (i) subject to the Borrower Representative's receipt of prior notice from such Administrative Agent, such Designated Letter of Credit Issuer or such Bank, as the case may be, if permitted under applicable law and such legal proceedings, to the extent which may be required by subpoena or similar order of any court of competent jurisdiction, (ii) to the extent such information is required to be disclosed to any regulatory or administrative governmental agency or commission having any regulatory authority over such Administrative Agent, such Designated Swing Line Lender, such Designated Letter of Credit Issuer or Bank or its securities, (iii) to any other party to this Agreement, (iv) to any Affiliate of the such Administrative Agent, such Designated Swing Line


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Lender, such Designated Letter of Credit Issuer or Bank so long as such
Affiliate agrees to be bound in writing by the provisions of this Section 12.4 prior to the time of such disclosure and so long as such information is received in connection with customary banking practices, (v) to any actual or prospective transferee, participant or subparticipant of all or part of a Bank's rights arising out of or in connection with the Loan Documents and this Agreement or any thereof so long as such prospective transferee, participant or subparticipant to whom disclosure is made agrees in writing to be bound by the provisions of this Section 12.4 prior to the time of such disclosure, (vi) to anyone if it shall have been already publicly disclosed (other than by such Administrative Agent, any other Administrative Agent, such Designated Swing Line Lender, such Designated Letter of Credit Issuer or such Bank, as the case may be, in contravention of this Section 12.4) prior to the time of such disclosure,
(vii) to the extent reasonably required in connection with the preparation, negotiation or administration of this Agreement and the other Loan Documents or the exercise of any right or remedy under this Agreement or any other Loan Document, to the counsel, auditors, professional advisors and consultants, and accountants to such Administrative Agent, such Designated Swing Line Lender, such Designated Letter of Credit Issuer or the Banks, who have a need to know such information in accordance with customary banking practices and requirements and who receive the information having been made aware of the restrictions set forth herein and (ix) to the extent reasonably required in connection with any legal proceedings instituted by or against such Administrative Agent, such Designated Swing Line Lender, such Designated Letter of Credit Issuer or any Bank in its respective capacities as such Administrative Agent, the Designated Letter of Credit Issuer or a Bank under this Agreement; provided, further that for any disclosure pursuant to clauses (i), (ii), (vii) or (ix) hereof, such Administrative Agent, such Designated Swing Line Lender, such Designated Letter of Credit Issuer or such disclosing Bank, as the case may be, shall (x) use reasonable efforts to disclose only that portion of the confidential information as it is legally required, in the opinion of counsel, to disclose and (y) to the extent possible under the applicable proceeding, at the Borrowers' expense, request a protective order as to the confidentially thereof.

SECTION 13 INDEMNITIES.

         13.1 INCREASED COSTS.

                  If, after the Effective Date of this Agreement, (a) the introduction of any Law, rule or regulation or any change therein, (b) any change in the interpretation or administration of any Law, rule or regulation by any central bank or other governmental authority or (b) the compliance by any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer with any guideline, request or directive from any central bank or other governmental authority (whether or not having the force of Law) shall increase the cost to any Bank or Designated Swing Line Lender (other than any increase in the cost of the overhead of such Bank or Designated Swing Line Lender) of agreeing to make or making, funding or maintaining Loans to a Borrower or the cost to any Designated Letter of Credit Issuer or Bank of issuing, maintaining or participating in any Letter of Credit, then such Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer additional amounts sufficient to indemnify such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer for such increased cost.

         13.2 RISK-BASED CAPITAL.

                  If any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency


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charged by law with the interpretation or administration thereof, or compliance by such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the parent corporation of any thereof with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer to be material to the rate of return on the capital or assets of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the parent corporation of any thereof as a consequence of the commitments or obligations of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer hereunder to a level below that which such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the parent corporation of any thereof could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration policies of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the parent corporation of any thereof with respect to capital adequacy), then from time to time, within 15 days after demand by such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer or the parent corporation of any thereof for such reduction. Each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer upon determining in good faith that any additional amounts will be payable pursuant to this section 13.2, will give prompt written demand therefor.

         13.3 TAXES.

                  (a) TAXES; WITHHOLDING.

                           Any and all payments by the Borrowers hereunder, under the Notes or the other Loan Documents shall be made, in accordance with the provisions of Section 2, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Bank is organized or is doing business, or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank, any Designated Swing Line Lender, any Designated Letter of Credit Issuer or any Administrative
         Agent: (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13.3) such Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law. All such Taxes shall be paid by the Borrowers prior to the date on which penalties attach thereto or interest accrues thereon; provided, however, that, if any such penalties or interest become due, the Borrowers shall make prompt payment thereof to the appropriate governmental authority. The Borrowers shall indemnify each of the Administrative Agents and each Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer for the full amount of such Taxes (including any Taxes on amounts payable under this Section 13.3(a) paid by such Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer and any Administrative Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Any indemnification


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         payment shall be made within thirty (30) days from the date such Bank,
         Designated Swing Line Lender, Designated Letter of Credit Issuer or any such Administrative Agent makes written demand therefor.

                  (b) STAMP TAXES.

                           The Borrowers agree to pay, and will indemnify each Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer and the Administrative Agents for, any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) OTHER TAXES.

                           Except as specifically limited by Section 13.3(a), the Borrowers will indemnify each Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer and Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 13.3) paid by such Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Any indemnification payment shall be made within 30 days from the date such Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or such Administrative Agent (as the case may be) makes written demand therefor.

                  (d) REQUEST FOR REFUND.

                           At the reasonable request of the Borrower
         Representative, each Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or Administrative Agent, as the case may be, shall apply at the applicable Borrower's expense for a refund in respect of Taxes or Other Taxes previously paid by such Borrowers pursuant to this Section 13.3 if in the opinion of such Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or Administrative Agent there is a reasonable basis for such refund. Notwithstanding the foregoing, none of the Banks, Designated Swing Line Lenders, Designated Letter of Credit Issuers or Administrative Agent shall be obligated to pursue such refund if, in its sole good faith judgment, such action would be disadvantageous to it, but shall be required to cooperate in good faith with the Borrowers if the Borrowers should choose to pursue such refund. If any Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or Administrative Agent subsequently receives from a taxing authority a refund of any Tax previously paid by the Borrowers and for which the Borrowers has indemnified the Bank pursuant to this Section 13.3, such Bank, Designated Swing Line Lender, Designated Letter of Credit Issuer or Administrative Agent shall within thirty (30) days after receipt of such refund, and to the extent permitted by applicable law, pay to the Borrowers the net amount of any such recovery after deducting taxes and expenses attributable thereto.

                  (e) EXEMPTION CERTIFICATE.

                           Not later than: (a) the Closing Date, (b) in the case of any bank or financial institution that becomes a Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer after the Closing Date, the date of the instrument of assignment


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         pursuant to which such bank or financial institution became a Bank,
         Designated Swing Line Lender or Designated Letter of Credit Issuer, (c) annually on each Anniversary Date thereafter or (d) such other times as the Administrative Agent or the Borrower Representative may reasonably request: (i) each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Borrower Representative with duly completed copies of Form 1001 or Form 4224 or any successor form prescribed by the Internal Revenue Service of the United States certifying that such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer is exempt from United States withholding taxes with respect to all payments to be made to such Bank hereunder or other document satisfactory to the Borrowers and the Administrative Agent indicating that all payments to be made to such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer hereunder are not subject to such taxes and (ii) each other Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer shall provide the Administrative Agent and the Borrower Representative with a written statement which certifies that such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer is not a non-resident alien or foreign corporation and which otherwise satisfies Treasury Regulation Section 1.1441-5(b) or any successor regulation under the Internal Revenue Code (each such certificate or statement, an "Exemption Certificate"). Unless the Administrative Agent and the Borrower Representative have received an Exemption Certificate from such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, the Borrowers, or the Administrative Agent if the Borrowers have not withheld, may withhold taxes from such payments at the applicable statutory rate (subject, in the case of the Borrowers to the requirements of Section 13.3(a) above); provided, however, that, if the Borrowers have withheld, the Borrower Representative shall so notify the Administrative Agent. Any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer which ceases to be exempt from United States withholding taxes shall notify the Administrative Agent and the Borrower Representative promptly thereof.

                  (f) FURNISHING OF CERTIFICATE.

                           Within 30 days after the date of any payment of Taxes, the Borrower Representative will furnish to the Administrative Agent, at its address referred to in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement, the original or a certified copy of a receipt evidencing payment thereof. If Taxes ever become payable in respect of any payment hereunder or under the Notes made during a Fiscal Quarter, thereafter the Borrower Representative will furnish to the Administrative Agent, within thirty (30) days after the end of such Fiscal Quarter, at such address, a certificate from the Borrowers stating that any payments made during such Fiscal Quarter are exempt from or not subject to Taxes.

                  (g) FILINGS TO CLAIM U.K. WITHHOLDING EXEMPTION OR REDUCTION.

                           The Banks listed on the signature pages hereof as Banks on the Closing Date agree to submit promptly after the Closing Date to the taxing authority of the country in which such Bank is resident for tax purposes (with a copy to the Administrative Agent and Instron, Ltd.), for certification and forwarding by such taxing authority to the appropriate United Kingdom taxing authority, two copies of Form "Claim on Behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom" (or its counterpart for jurisdictions other than the United States), or any successor forms (wherein such Bank claims entitlement to complete exemption from or reduced rate of United Kingdom withholding tax on interest paid by such Borrower hereunder) and to provide successor


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         forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form. Each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer becoming such after the Closing Date that is managed and controlled from or incorporated under the laws of any jurisdiction other than the United Kingdom and which is making a Loan to Instron, Ltd. through a lending branch or lending office located outside the United Kingdom agrees to submit on or before the time of becoming such a Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer to the taxing authority of the country in which such Bank is resident for tax purposes on or prior to becoming Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer to the taxing authority of the country in which such Bank is resident for tax purposes (with a copy to the Administrative Agent and Instron, Ltd.), for certification and forwarding by such taxing authority to the appropriate United Kingdom taxing authority, two copies of Form "Claim on Behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom" (or its counterpart for jurisdictions other than the United States), or any successor forms (wherein such Bank claims entitlement to complete exemption from or reduced rate of United Kingdom withholding tax on interest paid by such Borrower hereunder) and to provide successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form. Unless the Administrative Agent and the Borrower Representative have received a copy of the Claim on behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom" (or its counterpart for jurisdictions other than the United States) from such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, Instron, Ltd., or the Designated European Administrative Agent if Instron, Ltd. has not withheld, may withhold taxes from such payments at the applicable statutory rate (subject, in the case of Instron, Ltd. to the requirements of Section 13.3(a) above); provided, however, that, if Instron, Ltd. have withheld, the Borrower Representative shall so notify the Administrative Agent or, if applicable, the Designated European Administrative Agent. Any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer which ceases to be exempt from United Kingdom withholding taxes shall notify the Administrative Agent or such Designated European Administrative Agent and the Borrower Representative promptly thereof.

                  (h) RELATED TAX EXEMPTION FILINGS.

                           Upon the written request of any Borrower, each Bank promptly will provide to such Borrower and to the Administrative Agent, or file with the relevant taxing authority (with a copy to the applicable Administrative Agent) such form, certification or similar documentation that it is legally able to provide (each duly completed, accurate and signed) as is required by the relevant jurisdiction in order to obtain an exemption from, or reduced rate of Taxes or Other Taxes to which such Bank or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of the relevant jurisdiction; provided, however, such Bank will not be required to (i) disclose information which in its reasonable judgment it deems confidential or proprietary or (ii) incur a disadvantage if such disadvantage would, in its reasonable judgment, be substantial.

                  (i) U.K. TAX CREDITS

                           If and to the extent that any Bank that is either a Non-UK Lender or a UK Lender is able, in its sole opinion, to apply or otherwise take advantage of any offsetting


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         Tax credit or other similar Tax benefit out of or in conjunction with any deduction, withholding or payment which gives rise to an obligation on Instron, Ltd. to pay any additional amount pursuant to paragraph (a) or (b) of this Section 13.3 such Bank shall, to the extent that in its sole opinion it can do so without prejudice to the retention of the amount of such credit or benefit and without any other adverse Tax consequences for that Bank, reimburse to Instron, Ltd., at such time as such Tax credit or benefit shall have actually been received by that Bank such amount as that Bank shall, in its sole opinion, have determined to be attributable to the relevant deduction, withholding or payment and as will leave it in no better or worse position in respect of its worldwide Tax liabilities than it would have been in if the payment of such additional amount had not been required.

                  (j) SURVIVAL OF PROVISION.

                           Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and liabilities of the Borrowers contained in this Section 13.3 shall survive the payment in full of the Obligations.

         13.4 LOSSES.

                  If any payment of principal of, or Rate Conversion or Rate Continuation of, any LIBOR Rate Loan or Money Market Rate Loan, as the case may be, is not paid when due or is made on a day other than on the last day of an Interest Period relating to such Loan, as a result of a payment or Rate Conversion or Rate Continuation pursuant to the provisions of Section 2.11 of this Agreement or acceleration of the maturity of the Revolving Credit Notes or Swing Line Notes pursuant to Section 9 of this Agreement or for any other reason, the Borrowers shall, upon demand by any Bank or Designated Swing Line Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank or Designated Swing Line lender, as the case may be, any amounts required to compensate such Bank or Designated Swing Line Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Rate Conversion or Rate Continuation, including, without limitation, any loss, cost or expense (other than any expenses directly attributable to loan origination efforts) incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank or Designated Swing Line Lender to fund or maintain such Loan.

         13.5 INDEMNIFICATION FOR REQUESTS.

                  Whenever a Borrower: (a) shall revoke any Credit Request or Rate Conversion/Continuation Request involving any LIBOR Rate Loan, (b) shall for any other reason fail to borrow pursuant to any such Credit Request, Swing Line Request or Rate Conversion/Continuation Request or otherwise comply therewith, (c) shall fail to fulfill, on or before the date specified in any such request, the applicable conditions set forth in Section 3 of this Agreement or (d) shall fail to honor any prepayment notice with respect to LIBOR Rate Loans, then, in each case on any Bank's or Designated Swing Line Lender's demand, such Borrower shall indemnify each Bank, Designated Swing Line Lender and Administrative Agent against any loss, cost or expense incurred by such Bank, Designated Swing Line Lender or Administrative Agent as a result of any such failure by such Borrower, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank, Designated Swing Line Lender or Administrative Agent to fund the LIBOR Rate Loan or Money Market Rate Loans, as the case may be, to be made by such Bank, Designated Swing Line Lender or Administrative Agent in connection with such request when such LIBOR Rate Loan, as a result of such failure by such Borrower, is not made on such date.



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         13.6 GENERAL INDEMNITY.

                  The Borrowers shall indemnify and hold harmless the each Administrative Agent and each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer, and the respective directors, officers, employees and Affiliates thereof, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, reasonable fees and disbursements of counsel and settlements costs, which may be imposed on, incurred by, or asserted against any such Administrative Agent, any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, or the respective directors, officers, employees and Affiliates thereof in connection with any investigative, administrative or judicial proceeding (whether such Administrative Agent or such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer is or is not designated as a party thereto) directly or indirectly relating to or arising out of this Agreement or any other Loan Document, the transactions contemplated thereby, or any actual or proposed use of proceeds hereunder or thereunder, except that none of the Administrative Agents nor any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, nor any such directors, officers, employees and Affiliates thereof shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         13.7 ENVIRONMENTAL INDEMNITY.

                  Each of the Borrowers shall, at its sole cost and expense, indemnify, defend and save harmless each of the Administrative Agents, each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer (and each of their respective officers, directors, employees, Administrative Agents, representatives and contractors and any subsequent owner of the Collateral who purchases Collateral through the Bank or pursuant to any enforcement action by the Bank) from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigations, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees, expenses and disbursements) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted against any of such indemnified Persons directly or indirectly relating to, resulting from or arising out of: (i) Environmental Claims against such Borrower, (ii) a material misrepresentation or inaccuracy in any representation or warranty contained in this Agreement relating to any environmental matters applicable to such Borrower or (iii) a breach or failure to perform any covenant made by such Borrower in this Agreement with respect to environmental matters which continues uncured after the expiration of any applicable grace period. Each of the Borrowers will pay any sums owing by such Borrower to each Administrative Agent and each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer pursuant to this indemnification obligation five (5) days after demand by the Administrative Agent, on behalf of any such Administrative Agent, Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, together with interest on such amount accruing from and after the expiration of such period at the default rate of interest hereunder.

         13.8 CERTIFICATE FOR INDEMNIFICATION.

                  Each demand by an Administrative Agent, or a Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer for payment pursuant to this Section 13 shall be accompanied by a certificate setting forth the reason for the payment, the amount to be paid, and the computations and assumptions in determining the amount, which certificate shall, absent manifest error, be presumed to be correct. In determining the amount of any such payment thereunder, each Administrative Agent and each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer may use reasonable averaging and attribution methods, so


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long as such methods are set forth in the certificate referred to in the preceding sentence. The failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 13 upon the subsequent receipt of such notice.

         13.9 DUTY TO MITIGATE; STANDARD TREATMENT; REIMBURSEMENT LIMITATION PERIOD.

                  Each Administrative Agent and each Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer seeking payment pursuant to this
Section 13 shall use reasonable efforts and take all reasonable actions to avoid the cause of the payment and to minimize the amount thereof. Each Bank agrees that it will not seek compensation or reimbursement provided for in this Section 13 unless such Administrative Agent, Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be, as a matter of policy intends generally to seek comparable compensation or reimbursement from other borrowers similarly situated and similarly documented financial accommodations. Notwithstanding anything in this Agreement to the contrary, none of the Administrative Agents nor any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be, shall be entitled to compensation or payment or reimbursement of other amounts under Sections 2.18, 13.1 or 13.2 for any amounts incurred or accruing more than 180 days prior to the giving of notice to the Borrower Representative of additional costs or other amounts of the nature described in such Sections.

SECTION 14 GENERAL.

         This Agreement and the other Loan Documents shall be governed by the following provisions:

         14.1 AMENDMENTS AND WAIVERS.

                  No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks (or, if unanimous consent of all Banks is required herein, all of the Banks (other than a Bank which is a Defaulting Lender), the Administrative Agent, the Designated European Administrative Agent, the Borrowers, and, only with respect to amendments and waivers of, or consents regarding, provisions of this Agreement directly affecting the rights of any Designated Swing Line Lender or any Designated Letter of Credit Issuer, by such Designated Swing Line Lender or Designated Letter of Credit Issuer, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Unanimous consent of all Banks (other than a Bank which is a Defaulting Lender) shall be required with respect to (a) the extension of maturity of any Note, or the extension of the payment date for interest, principal and/or fees thereunder, or (b) any reduction in fees hereunder or the rate of interest on the Notes (other than a reduction by virtue of a waiver of an Event of Default, as contemplated in Sections 2.16(e) and 2.13(b)), or in any amount of principal or interest due on any Note, or in the manner of pro rata application of any payments made by the Borrowers to the Banks hereunder, or (c) any change in any percentage voting requirement in this Agreement, or (d) any amendment changing the dollar amount or percentage of the Banks' Commitments or any Bank's Commitment, or (e) any change in the amount of, or extension of the payment date for, any fees payable under Section 2.16 of this Agreement, or (f) any change in the definitions "Collateral" or "Required Banks" under this Agreement, or (g) any change in any provision of this Agreement which requires all of the Banks to take any action under such provision, (h) the release of all or any substantial portion of the Collateral, or (i) the release of all or substantially all of the Collateral or the release of any Borrower Guarantor, any Guaranty by a Borrower of any Letter of Credit Obligor or any other Guarantor or (j) any change in Section 11, Sections 12.1 or 12.2,


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Section 13 or this Section 14.1 itself. Notice of amendments or consents ratified by the Banks hereunder shall immediately be forwarded by the Administrative Agent to the Borrower Representative, any Designated European Administrative Agent and to all Banks. Each Bank or other holder of a Note, Designated European Administrative Agent, Designated Swing Line Lender and Designated Letter of Credit Issuer shall be bound by any amendment, waiver or consent obtained as authorized by this Section 14.1, regardless of its failure to agree thereto.

         14.2 GENERAL APPOINTMENT AS ATTORNEY-IN-FACT.

                  In addition to the provisions of Sections 9.5 of this Agreement, each of the Borrowers hereby irrevocably constitutes and appoints the Administrative Agent and any officer or Administrative Agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time following the occurrence of an Event of Default which is continuing (unless waived in accordance with Section 14.1 of this Agreement), in the Administrative Agent's reasonable discretion, for the purpose of carrying out the terms of this Agreement, without notice (except as specifically provided herein) to or assent by the Borrowers, to take to the extent permitted by law any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limiting the generality of the foregoing, the power and right, on behalf of such Borrower, to do the following: (a) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance, called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, and otherwise to itself perform or comply with, or otherwise cause performance or compliance with, any of the covenants or other agreements of such Borrower contained in this Agreement which such Borrower has failed to perform or with which such Borrower has not complied; (b) upon notice to such Borrower, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (c) upon notice to such Borrower, to defend any suit, action or proceeding brought against such Borrower with respect to any Collateral; (d) upon notice to such Borrower, to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (e) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral generally as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes; and (f) to do, at the Administrative Agent's option and such Borrower's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Borrower might do. Each of the Borrowers hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (a) ADMINISTRATIVE AGENT NOT LIABLE.

                           The powers conferred on the Administrative Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or Administrative Agents shall be responsible to the Borrowers for any act or failure to act, except for its own gross negligence or willful misconduct.



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                  (b) PERFORMANCE BY ADMINISTRATIVE AGENT OF THE BORROWERS'
         OBLIGATIONS.

                           If a Borrower fails to perform or comply with any of its agreements contained herein and an Event of Default shall have occurred which is continuing and has not been waived in accordance with
         Section 14.1 hereof, and the Administrative Agent shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate of interest that would from time to time apply to any Type of Borrowing under Section 2.14, shall be payable by such Borrower to the Administrative Agent on demand and upon the expiration of five (5) calendar days after such demand such Borrower shall be deemed to have delivered a Deemed Credit Request in the relevant amounts. The Administrative Agent will notify the Borrower Representative as soon as it is practicable of any action taken by it of the nature referred to herein.

         14.3 JUDGMENT CURRENCY.

                  (a) CONVERSION.

                           If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                  (b) DISCHARGE.

                           The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with the normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this
         Section 14.3 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  (c) COSTS OF CONVERSION.

                           For purposes of determining the equivalent in one currency as provided in this section, such amount shall include any premium and costs payable in connection with the conversion into or from the Judgment Currency.

         14.4 CUMULATIVE PROVISIONS.

                  Each right, power or privilege specified or referred to in this Agreement is in addition to and not in limitation of any other rights, powers and privileges that the


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Administrative Agent and the Banks may otherwise have or acquire by operation of
Law, by other contract or otherwise.

         14.5 EFFECTIVE AGREEMENT; BINDING EFFECT.

                  This Agreement shall become effective on the date and as of the time (the "Effective Date") on and as of which each of the Borrowers, each of the Banks, Designated Swing Line Lenders and Designated Letter of Credit Issuers, and any European Administrative Agents shall have signed a copy hereof (whether the same or different copies) and, in the case of each of the Borrowers shall have delivered the same to the Administrative Agent at the address specified in Section 14.13 or, in the case of the Banks, the Designated Swing Line Lenders, the Designated Letter of Credit Issuers, and any European Administrative Agents, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it. As of the Effective Time, this Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agents, the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers, and their respective successors and assigns, except that the Borrowers shall not have the right to assign its rights hereunder or any interest herein without the prior unanimous written consent in accordance with Section 14.1 hereof of the Administrative Agent, the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers.

         14.6 COSTS AND EXPENSES.

                  Each of the Borrowers agrees to pay on demand all reasonable costs and expenses of: (a) the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with (i) the preparation, execution, delivery, administration, modification, amendment and waiver of this Agreement or the other Loan Documents and (ii) the arrangement on or after the Closing Date of a syndicate of Banks to purchase a portion of the Commitments (including travel and administration expenses of the Administrative Agent and Syndication Agent); provided, however, that the Borrowers shall not be responsible to pay for any costs or expenses of the Designated Swing Line Lenders, the Designated Letter of Credit Issuers or the Banks (including, without limitation, the fees and out-of-pocket expenses of counsel to the Designated Swing Line Lenders, the Designated Letter of Credit Issuers and the Banks) in connection with any of the matters specified in clauses (a)(i) and (ii) above and (b) the Administrative Agent, any other Agent, the Designated Swing Line Lenders, the Designated Letter of Credit Issuers and the Banks (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, such other Agents, the Designated Swing Line Lenders, the Designated Letter of Credit Issuers and the Banks) in connection with the enforcement of, the exercise of remedies under, or the preservation of rights and remedies under this Agreement or any of the other Loan Documents (including any collection, bankruptcy or other enforcement proceedings arising with respect to such Borrower, this Agreement, or any Event of Default under this Agreement).

         14.7 SURVIVAL OF PROVISIONS.

                  All representations and warranties made in or pursuant to this Agreement shall survive the execution and delivery of this Agreement and of the Notes. The provisions of Section 12.4 and Section 13 of this Agreement shall survive the payment of the Obligations and any other Indebtedness owed by the Borrowers hereunder and the termination of this Agreement (whether by acceleration or otherwise).



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         14.8 CAPTIONS.

                  The several captions to different Sections and the respective subsections thereof are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

         14.9 SHARING OF INFORMATION.

                  Subject to the provisions of Section 12.4, each Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer shall have the right to furnish to its Affiliates, its accountants, its employees, its officers, its directors, its legal counsel, potential participants, and to any governmental agency having jurisdiction over such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer information concerning the business, financial condition, and property of the Borrowers, the amount of the Loans of the Borrowers hereunder, and the terms, conditions and other provisions applicable to the respective parts thereof.

         14.10 INTEREST RATE LIMITATION.

                  Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, taken, received or reserved by any Bank or any Designated Swing Line Lender shall exceed the maximum lawful rate that may be contracted for, charged, taken, received or reserved by the Bank in accordance with applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of the rate of interest and all such charges payable, contracted for, charged, taken, received or reserved in respect of the Loans of the Banks or the Designated Swing Line Lenders to the Borrowers shall be equal to the Maximum Lawful Rate; provided, that, if any time thereafter the applicable interest rate, together with all fees and charges that are treated as interest under applicable law as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, taken, received or reserved by the Banks shall be less than the Maximum Lawful Rate, the Borrowers shall continue to pay such interest and fees hereunder at the Maximum Lawful Rate until such time as the total interest received by the Administrative Agent for the benefit of the Banks and the Designated Swing Line Lenders, is equal to the total interest and fees that would have been received had the interest rate payable hereunder been (but for the operation of this Section 14.10) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest payable hereunder shall be paid at the rate(s) of interest and the charges provided in Section 2.13 of this Agreement, unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this Section 14.10 shall again apply. In no event shall the total interest, together with all fees and charges that are treated like interest, received by any Bank or Designated Swing Line Lender pursuant to the terms hereof exceed the amount which such Bank or Designated Swing Line Lender could lawfully have received had the interest and such fees and charges due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the provisions of this Section 14.10, a court of competent jurisdiction shall finally determine that a Bank or Designated Swing Line Lender has received interest, or fees and charges that are treated like interest, hereunder in excess of the Maximum Lawful Rate, the Administrative Agent shall, to the extent permitted by applicable Law, promptly apply such excess to the principal amounts owing to such Bank or Designated Swing Line Lender and thereafter shall refund any excess to the Borrowers or as a court of competent jurisdiction may otherwise order.

         14.11 LIMITATION OF LIABILITY.

                  To the extent permitted by applicable law, no claim may be made by the Borrowers, the Administrative Agent, any other Agent, any Designated Swing Line Lender, any Designated Letter of Credit Issuer, any Bank or any other Person against the Administrative Agent, any such Designated Swing Line Lender, Designated Letter of Credit Issuer or Bank, or the Affiliates, directors, officers, employees, Administrative Agents, attorneys and consultants of any of them, for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Administrative Agent, the Designated Swing Line Lenders, the Designated Letter of Credit Issuers, the Borrowers and the Banks hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         14.12 ILLEGALITY.

                  If any provision in this Agreement or any other Loan Document shall for any reason be or become illegal, void or unenforceable, that illegality, voidness or unenforceability shall not affect any other provision.

         14.13 NOTICES.

                  All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be given solely: (a) by hand delivery or by overnight courier delivery service, with all charges paid,
(b) by facsimile transmission, if confirmed same day in writing by first class mail mailed, or (c) by registered or certified mail, postage prepaid and addressed to the parties. For the purposes of this Agreement, such notices shall be deemed to be given and received: (i) if by hand or by overnight courier service, upon actual receipt, (ii) if by facsimile transmission, upon receipt of machine-generated confirmation of such transmission (and provided the above-stated written confirmation is sent) or (iii) if by registered or certified mail, upon the first to occur of actual receipt or the expiration of 48 hours after deposit with the U.S. Postal Service; provided, however, that notices from the Borrower Representative to Administrative Agent, the Designated European Administrative Agent the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers pursuant to any of the provisions hereof, including without limitation Section 2 and Section 7.1 of this Agreement, shall not be effective until actually received by the Administrative Agent, the Designated European Administrative Agent, the Banks, the Designated Swing Line Lenders or the Designated Letter of Credit Issuers, as the case may be. Notices or other communications hereunder shall be addressed, if to the Borrowers, to the address specified on the signature pages of this Agreement; if to the Administrative Agent, to the Notice Office of the Administrative Agent specified on the signature pages of this Agreement; if to any Designated European Administrative Agent, to the Notice Office of such Designated European Administrative Agent specified on the signature pages of the joinder agreement pursuant to which such Designated European Administrative Agent is selected and becomes a party to this Agreement; if to a Bank, to the Notice Office of such Bank specified on the signature pages of this Agreement or, if such Bank shall have become a party hereto pursuant to Section 12.1, in the most recent Assignment Agreement to which such Bank is a party; if to the Designated Swing Line Lender, to the Notice Office of such Designated Swing Line Lender specified on the signature pages of this Agreement and, if to the Designated Letter of Credit Issuer, to the Notice Office of such Designated Letter of Credit Issuer specified on the signature pages of this Agreement.

         14.14 GOVERNING LAW.

                  This Agreement and the other Loan Documents and the respective rights and obligations of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Ohio (without giving effect to the conflict of laws rules thereof and except to the extent perfection of the Administrative Agent's security interests and Liens and the effect thereof are otherwise governed pursuant to the UCC or the applicable Law of any foreign jurisdiction).

         14.15 ENTIRE AGREEMENT.

                  This Agreement and the other Loan Documents referred to in or otherwise contemplated by this Agreement set forth the entire agreement of the parties as to the transactions contemplated by this Agreement.

         14.16 JURY TRIAL WAIVER.

                  EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT, EACH OF THE DESIGNATED SWING LINE LENDERS, EACH OF THE DESIGNATED LETTER OF CREDIT ISSUERS AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT, THE DESIGNATED SWING LINE LENDERS, THE DESIGNATED LETTER OF CREDIT ISSUERS AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

         14.17 JURISDICTION.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY OHIO STATE COURT OR FEDERAL COURT OF THE UNITED STATED OF AMERICA SITTING IN CUYAHOGA COUNTY, OHIO, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH OHIO STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION.

         14.18 VENUE; INCONVENIENT FORUM.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT IN ANY OHIO STATE OR FEDERAL COURT SITTING IN OHIO. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH OF THE BORROWERS CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

         14.19 EXECUTION IN COUNTERPARTS; EXECUTION BY FACSIMILE.

                  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart hereof by facsimile shall be effective as manual delivery of such counterpart; provided, however, that, each party hereto will promptly thereafter deliver counterpart originals of such counterpart facsimiles delivered by or on behalf of such party.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or Administrative Agents thereunto duly authorized, as of the date first above written.

                                INSTRON CORPORATION

                                By: /s/ John R. Barrett
                                   ------------------------------

                                John R. Barrett, Vice President

                                ADDRESS FOR NOTICES:

                                Instron Corporation
                                100 Royall Street
                                Canton, MA  02021
                                Attention: President
                                Telephone: (781) 828-2500
                                Telecopy:   (781) 575-5765

                                With a copy to:

                                Kirtland Capital Partners III L.P.

                                2550 SOM Center Road, Suite 105
                                Willoughby Hills, OH 44094
                                Attention: Thomas N. Littman
                                Telephone: 440-585-9010
                                Telecopy: 440-585-9699

                                INSTRON, LTD.

                                By: /s/ John R. Barrett
                                   --------------------------------------------
                                     John R. Barrett, Duly Authorized Attorney

                                ADDRESS FOR NOTICES:

                                Instron Corporation, as Borrower Representative 100 Royall Street
                                Canton, MA  02021
                                Attention: President
                                Telephone: (781) 828-2500
                                Telecopy:   (781) 575-5765

                                With a copy to:

                                Instron, Ltd.
                                Coronation Road
                                High Wycombe
                                Bucks, HP12 3SY
                                United Kingdom
                                Attention: Managing Director
                                Telephone:  44-1494-464-646
                                Telecopy: 44-1494-456-123

                                INSTRON SCHENCK TESTING SYSTEMS, GMBH

                                By: /s/John R. Barrett
                                   --------------------------------------------
                                     John R. Barrett, Duly Authorized Attorney

                                ADDRESS FOR NOTICES:

                                Instron Corporation, as Borrower Representative 100 Royall Street
                                Canton, MA  02021
                                Attention: President
                                Telephone: (781) 828-2500
                                Telecopy:   (781) 575-5765

                                With a copy to:

                                Instron Schenck Testing Systems, GmbH
                                Landwehrstrasse 55
                                Darmstadt D64293
                                Federal Republic of Germany
                                Attention: ________________
                                Telephone:  _______________
                                Telecopy:   ________________

                             INSTRON WOLPERT GMBH

                             By: /s/ John R. Barrett
                                --------------------------------------------
                                  John R. Barrett, Duly Authorized Attorney

                             ADDRESS FOR NOTICES:

                             Instron Corporation, as Borrower Representative 100 Royall Street
                             Canton, MA  02021
                             Attention: President
                             Telephone: (781) 828-2500
                             Telecopy:   (781) 575-5765

                             With a copy to:

                             Instron Wolpert GmbH
                             Landwehrstrasse 55
                             Darmstadt D64293
                             Federal Republic of Germany
                             Attention: Managing Director
                             Telephone:  49-69-6151-324-700
                             Telecopy:  49-69-6151-324-900

                             THE ADMINISTRATIVE AGENT

                             NATIONAL CITY BANK, as Administrative Agent

                             By: /s/ Donald B. Hayes
                                -----------------------------------------
                                 Donald B. Hayes, Senior Vice President

                             PAYMENT OFFICE:

                             National City Bank, as Administrative Agent
                             National City Bank, Administrative Agent Services 1900 East 9th Street
                             Cleveland, Ohio 44114
                             Attention:  Kim Stephenson
                             Telephone: (216) 575-2398
                             Telecopy (216)-222-0012

                             NOTICE OFFICE:

                             National City Bank, as Administrative Agent
                             National City Center
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                             Attention: Donald B. Hayes, SVP.
                             Telephone (216) 575-2120
                             Telecopy:  (216) 575-9396

                              NATIONAL CITY BANK, as the Designated
                              U.S. Letter of Credit Issuer

                             By: /s/ Donald B. Hayes
                                ---------------------------------------------
                                  Donald B. Hayes, Senior Vice President

                             LENDING OFFICE:

                             National City Bank, as the Designated U.S. Letter of Credit Issuer
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                             Attention:  Kim Stephenson
                             Telephone: (216) 575-2398
                             Telecopy (216)-222-0012

                             NOTICE OFFICE:

                             National City Bank, as the Designated U.S. Letter of Credit Issuer
                             National City Center
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                             Attention: Donald B. Hayes, SVP.
                             Telephone (216) 575-2120
                             Telecopy:  (216) 575-9396

                             THE BANKS

                             NATIONAL CITY BANK, as a Bank

                             By:  /s/ Donald B. Hayes
                                ----------------------------------------
                                  Donald B. Hayes, Senior Vice President

                             LENDING OFFICE:

                             National City Bank, as a Bank
                             1900 East 9th Street
                             Cleveland, Ohio 44114
                             Attention:  Kim Stephenson
                             Telephone: (216) 575-2398
                             Telecopy (216)-222-0012

                             NOTICE OFFICE:

                             National City Bank, as a Bank
                             National City Center
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                             Attention: Donald B. Hayes, SVP.
                             Telephone (216) 575-2120
                             Telecopy:  (216) 575-9396

                                     ANNEX I

                                       TO

                          CREDIT AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 29, 1999,
   AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT (AND THE DESIGNATED EUROPEAN ADMINISTRATIVE AGENTS, THE BANKS, THE DESIGNATED SWING LINE LENDERS AND THE
          DESIGNATED LETTER OF CREDIT ISSUERS, AS DESIGNATED HEREUNDER)

            REVOLVING CREDIT COMMITMENTS AND PERCENTAGES OF THE BANKS

            Bank                  Revolving Credit       Percentage    Term Loan Commitment       Percentage             Total
                                     Commitment
National City Bank                  $50,000,000             100%            $30,000,000              100%                 100%

Totals:                             $50,000,000             100%            $30,000,000              100%             $80,000,000

                                    ANNEX II

                                       TO

                          CREDIT AND SECURITY AGREEMENT

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACCOUNTS" means "accounts" (as defined in the UCC) including, without limitation, all present and future rights to payment for goods sold or leased or for services rendered, which are not evidenced by Instruments or Chattel Paper, and whether or not they have been earned by performance.

                  "ACCOUNT DEBTOR" means any Person who is or becomes obligated to a Borrower under, with respect to, or on account of an Account.

                  "ACCUMULATED FUNDING DEFICIENCY" has the meaning ascribed thereto in section 302(a)(2) of ERISA.

                  "ACQUISITION" means and includes (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by a Person which is not a Subsidiary of a Borrower and (ii) any acquisition of all or a majority interest in the outstanding equity or other similar interests in any corporate Person or limited liability company Person (whether by merger, stock purchase, creation of a corporate joint venture or otherwise).

                  "ACQUISITION COMPANY" means ISN Acquisition Corporation, a Massachusetts corporation.

                  "ADDITIONAL BORROWER ADDENDUM" means the Additional Borrower Addendum , the form of which is set forth as Annex V to this Agreement, whereby a signatory thereto becomes Borrower hereunder pursuant to
         Section 1.4 of this Agreement.

                  "ADMINISTRATIVE AGENT" means National City Bank, a national banking association, in its capacity as Administrative Agent for the Banks, each Designated Swing Line Lender, each Designated Letter of Credit Issuer and any Designated Hedge Creditor.

                  "ADVANTAGE" means any payment (whether made voluntarily or involuntarily, by offset of any deposit or other Indebtedness or otherwise) received by a Bank in respect of the Obligations if the payment results in any other Bank's having more than its Ratable Portion of the Obligations in question.

                  "AFFILIATE" means, with respect to a specified Person, any other Person: (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such specified Person, (b) which beneficially owns or holds with power to vote five percent (5%) or more of any class of the voting stock of such specified Person, (c) five percent (5%) or more of the voting stock of which other Person is beneficially owned or held by such specified Person, or (d) who is an executive officer or director of such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGENTS" means any and all of the Administrative Agent, any Designated European Administrative Agent and the Syndication Agent.

                  "AGENT FEE LETTER" means that certain letter executed by the Borrowers and the Administrative Agent, dated May 3, 1999.

                  "AGGREGATE SWING LINE COMMITMENT" has the meaning specified in
         Section 2.7(a) of this Agreement.

                  "AGREEMENT" means this Credit and Security Agreement and each amendment, supplement or modification, if any, to this Credit and Security Agreement.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the higher of: (a) the rate of interest which is established from time to time by NCB at its principal office in Cleveland, Ohio as its "prime rate" or "base rate" in effect, such rate to be adjusted automatically, without notice, as of the opening of business on the effective date of any change in such rate (it being agreed that: (i) such rate is not necessarily the lowest rate of interest then available from NCB on fluctuating rate loans and (ii) such rate may be established by NCB by public announcement or otherwise) and (b) the Federal Funds Effective Rate in effect on such day plus one half of one percent (1/2 of 1%) per annum.

                  "ALTERNATE BASE RATE LOAN" means a Loan, denominated in Dollars, which bears interest as provided in Section 2.13(a)(i) of this Agreement.

                  "ALTERNATE BASE RATE BORROWING" means a Borrowing consisting of Alternate Base Rate Loans.

                  "ALTERNATE CURRENCY" means and includes:

                  (i) German Marks, Pounds Sterling and Euros, if at the time of any Credit Request applicable thereto, such currency is readily and freely transferable and convertible into Dollars; and

                  (ii) any other lawful currency other than Dollars which at the time of any Credit Request applicable thereto is readily and freely transferable and convertible into Dollars and which (A) in the case of any Revolving Loans to be denominated in such Alternate Currency, is acceptable to all of the Banks with Revolving Credit Commitments, (B) in the case of any Swing Line Loans to be denominated in such Alternate Currency, is acceptable to the applicable Designated Swing Line Lender and all of the Banks, and (C) in the case of any Letter of Credit which is payable in such Alternate Currency, is acceptable to applicable Designated Letter of Credit Issuer and all of the Banks.

                  "ALTERNATE CURRENCY LC EXPOSURE" means, with respect to any Bank, at any time of determination, such Bank's Ratable Portion of the sum of: (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time that are issued in Alternate Currency denominations, plus (b) the aggregate amount that has been drawn under such Letters of Credit issued in Alternate Currency denominations for which the applicable Designated Letter of Credit Issuer or the Banks, as the case may be, have not at such time been reimbursed by the Borrower.

                  "ALTERNATE CURRENCY SWING LINE EXPOSURE" means, with respect to any Bank, at any time of determination, such Bank's Ratable Portion of the aggregate principal amount of Swing Line Loans denominated in Alternate Currencies outstanding at such time that have been advanced by all of the Designated Swing Line Lenders to all of the Borrowers

                  "ALTERNATE CURRENCY SUBLIMIT" has the meaning specified in
         Section 2.1(a).

                  "APPLICABLE FEE PERCENTAGE" means, (a) from the Closing Date until April 1, 2000, a percentage equal to (i) 3.00% per annum with respect to the risk participation fee payable on outstanding Letters of Credit under Section 2.16(d)(i), and (ii) 0.50% per annum with respect to the unused commitment fee payable under Section 2.16(c), and (b) with respect to any Fee Percentage Adjustment Date commencing on and after April 1, 2000, the applicable percentage corresponding to the Consolidated Total Funded Debt to Adjusted EBITDA Ratio set forth below (determined on the basis of the Consolidated Total Funded Debt to Adjusted EBITDA Ratio for the Testing Period ending on the Fee Percentage Determination Date applicable to such Fee Percentage Adjustment Date):

                     ---------------------------------------------------------------
                       Consolidated Total     Applicable Unused    Applicable Letter
                         Funded Debt to         Commitment Fee       of Credit Fee
                      Adjusted EBITDA Ratio       Percentage          Percentage
                     ---------------------------------------------------------------
                           > 3.75 to 1              0.500%               3.00%
                     ---------------------------------------------------------------
                         > 3.00 to 1 but            0.50%                2.75%
                          <or = 3.75 to 1
                     ---------------------------------------------------------------
                          <or = 3.00 to 1           0.50%                2.50%
                     ---------------------------------------------------------------

                  "APPLICABLE MARGIN" means (i) from the Closing Date until April 1, 2000, 3.00% per annum with respect to LIBOR Rate Loans comprising a Revolving Credit Borrowing, a Term Loan Borrowing or a Swing Line Loan and 1.50% per annum with respect to Alternate Base Rate Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing, and (ii) with respect to any Margin Adjustment Date commencing on and after April 1, 2000, the percentage per annum applicable to Alternate Base Rate Loans or LIBOR Rate Loans, as the case may be, corresponding to the Consolidated Total Funded Debt to Adjusted EBITDA Ratio set forth below (determined on the basis of the Consolidated Total Funded Debt to Adjusted EBITDA Ratio for the Testing Period ending on the Margin Determination Date applicable to such Margin Adjustment Date):

                     -----------------------------------------------------------------------------------
                       Consolidated Total Funded         LIBOR Rate Loan        Alternate Base Rate Loan
                     Debt to Adjusted EBITDA Ratio
                     -----------------------------------------------------------------------------------
                              > 3.75 to 1                     3.00%                       1.50%
                     -----------------------------------------------------------------------------------
                            > 3.00 to 1 but                   2.75%                       1.25%
                             <or = 3.75 to 1
                     -----------------------------------------------------------------------------------
                             <or = 3.00 to 1                  2.50%                       1.00%

                     -----------------------------------------------------------------------------------

                  "ASSIGNMENT AGREEMENT" has the meaning specified in Section 12.1(b).

                  "BANKS" means the financial institutions listed on the signature pages hereof as "Banks" and the successors thereto and assignees thereof.

                  "BORROWER" means any of the Borrowers and such other Wholly-Owned Subsidiaries of any Borrower as may from time to time execute an Additional Borrower Addendum which is accepted by the Administrative Agent and the Lenders pursuant to Section 1.4 of this Agreement and otherwise satisfies the terms and conditions of this Agreement.

                  "BORROWER GUARANTOR" means each Domestic Borrower with respect to the Obligations owing to the Banks by the other Borrowers and expressly excludes any Foreign Borrower.

                  "BORROWER GUARANTY" means the joint and several obligation of each Borrower Guarantor to pay the Obligations of the other Borrowers pursuant to Section 10 of this Agreement.

                  "BORROWER REPRESENTATIVE" means Instron Corporation.

                  "BORROWERS" means each of Instron Corporation, Instron, Ltd., Instron Wolpert GmbH and Instron Schenck Testing Systems, GmbH and such other Wholly-Owned Subsidiaries of any Borrower as may from time to time execute an Additional Borrower Addendum which is accepted by the Administrative Agent and the Banks pursuant to Section 1.4 of this Agreement and otherwise satisfies the terms and conditions of this Agreement.

                  "BORROWING" means a group of Loans of a single Type, denominated in a single currency, made by the Banks on a single date and as to which a single Interest Period is in effect (i.e., any group of Loans made by the Banks of a different Type, or having a different Interest Period (regardless of whether such Interest Period commences on the same date as another Interest Period), or made on a different date shall be considered to comprise a different Borrowing).

                  "BORROWING BASE" means, at any date of determination, an amount not in excess of an amount equal to the sum of:

                           (i) eighty-five percent (85%) of the amount due and
                  owing on the Eligible Accounts of the Borrowers, plus ----

                           (ii) fifty percent (50%) of the cost or market value
                  (whichever is lower) of the Eligible Inventory of the Borrowers;

         provided, however, that the above-stated advance rates shall be subject to, and the Administrative Agent hereby reserves the right and shall be entitled to, upon receipt of: (i) inventory audit and receivable testing (which shall be conducted promptly and by a Person reasonably satisfactory to the Administrative Agent) and (ii) an asset based field examination and collateral audit of each of the Borrowers, which shall be in each case be conducted promptly after the Closing Date and shall otherwise be in substance satisfactory to the Administrative Agent, in its reasonable discretion, to adjust the advance rates above specified to the extent deemed appropriate by the Administrative Agent, in the good faith exercise of customary credit judgment.

                  "BORROWING BASE CERTIFICATE" has the meaning specified in
         Section 7.1(c)(iii) of this Agreement.

                  "BUSINESS DAY" means: (i) for purposes other than those covered by clause (ii), (iii) or (iv) below, a day of the year on which banks are not required or authorized to close in the city in which the applicable Lending and Payment Office of the Administrative Agent, the applicable Designated Swing Line Lender or applicable Designated Letter of Credit Issuer, as the case may be, is located, and (ii) if the applicable Business Day is relevant to notices and determinations in connection with, and payments of principal and interest on, LIBOR Rate Loans denominated in Dollars, a day of the year which is a Business Day described in clause (i) above and which is also a day on which dealings in Dollar deposits are carried on in the London interbank market and banks are open for business in London, (iii) if the applicable Business Day is relevant to notices and determinations in connection with, and payments of principal and interest on, LIBOR Rate Loans or Swing Line Loans denominated in an Alternate Currency, a day of the year which is a Business Day described in clause (i) and (ii) above and which is also a day on which banks are open for general banking business in the city which is the principal financial center of the country of issuance of such Alternate Currency, or (iv) if the applicable Business Day is relevant to notices and determinations in connection with, and payments of principal and interest on, LIBOR Rate Loans or Swing Line Loans denominated in the Euro (or any National Currency Unit), a day of the year which is a Business Day described in clause (i), (ii) and (iii) above and which is also TARGET Operating Day.

                  "CASH EQUIVALENT" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Lender"), in each case with maturities of not more than 90 days from the date of acquisition,
         (iii) commercial paper issued by any Bank or Approved Lender or by the parent company of any Banks or Approved Lender and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 90 days after the date of acquisition and (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above.

                  "CAPITAL EXPENDITURES" means any and all amounts invested, expended or incurred (including Indebtedness under Capitalized Leases) by a Person in respect of the purchase, acquisition, improvement, renovation or expansion of any land and depreciable or amortizable property of such Person (including, without limitation, expenditures required to be capitalized in accordance with GAAP), each as determined on a consolidated basis in accordance with GAAP; provided, however, that, in the case of Instron Corporation and its consolidated Subsidiaries, a "Capital Expenditure" resulting from a Permitted Acquisition will be excluded in determining the aggregate amount Capital Expenditures of Instron Corporation and its consolidated Subsidiaries.

                  "CAPITALIZED LEASE OBLIGATIONS" means all obligations under Capitalized Leases of a Person in each case taken into account in the amount thereof accounted for as liabilities identified as "capitalized lease obligations" (or any similar words) on a consolidated balance sheet of such Person and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

                  "CAPITALIZED LEASES" means, in respect of any Person, any lease of property imposing obligations on such Person, as lessee of such property, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601 et seq.

                  "CHANGE IN CONTROL" means: from and after the Closing Date (i) the ceasing of Instron Corporation to have record and beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control of ninety-five percent (95%) (on a fully-diluted basis, disregarding any director qualifying share ownership) of the combined voting power or economic benefit of the then outstanding equity interests of Instron, Ltd. and Instron GmbH (or any successor, by operation of law or otherwise, or assign thereof) entitled to vote generally in the election of directors or their foreign equivalents, as the case may be, of such Borrowers, (ii) the ceasing of Instron, Ltd. to have record and beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control of ninety-five percent (95%) (on a fully-diluted basis, disregarding any director qualifying share ownership) of the combined voting power or economic benefit of the then outstanding equity interests of Instron International, Ltd.,
         (iii) the ceasing of Instron International, Ltd. to have record and beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control of ninety-five percent (95%) (on a fully-diluted basis, disregarding any director qualifying share ownership) of the combined voting power or economic benefit of the then outstanding equity interests of Instron Wolpert GmbH (or any successor, by operation of law or otherwise, or assign thereof) entitled to vote generally in the election of directors or their foreign equivalents, as the case may be, of such Borrowers, (iii) the ceasing of Instron GmbH to have record and beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control of ninety-five percent (95%) (on a fully-diluted basis, disregarding any director qualifying share ownership) of the combined voting power or economic benefit of the then outstanding equity interests of Instron Schenck Testing Systems, GmbH (or any successor, by operation of law or otherwise, or assign thereof) entitled to vote generally in the election of directors or their foreign equivalents, as the case may be, of such Borrowers,
         (iv) the ceasing of Kirtland Capital and Affiliates thereof to have record and beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control of more than fifty percent (50%) (on a fully-diluted basis, disregarding any director qualifying share ownership) of the combined voting power or economic benefit of the then outstanding equity interests of Instron Corporation (or any successor, by operation of law or otherwise, or assign thereof) entitled to vote generally in the election of directors; or (iv) individuals who constitute the board of directors of Instron Corporation on the Closing Date (each an "Incumbent Board") shall cease to constitute for any reason at least a majority of the Board of Directors of such Person at any time; provided, that any Person becoming a director subsequent to the date hereof whose election (or nomination for election) was approved by a vote of at least 60% of the directors comprising an

         Incumbent Board shall be considered for purposes hereof as though such Person was a member of such Incumbent Board (and the former member of such Incumbent Board who has been replaced thereby shall thereupon no longer be considered to be a member of such Incumbent Board).

                  "CHARTER DOCUMENTS" means, as to any Person (other than a natural person), the charter, certificate or articles of incorporation, by-laws, regulations, general or limited partnership agreement, certificate of limited partnership, certificate of formation, operating agreement, or other similar organizational or governing documents of such Person.

                  "CHATTEL PAPER" means "chattel paper" as defined in the UCC.

                  "CLOSING DATE" means the date and the time as of which the initial Borrowings are made under this Agreement.

                  "COLLATERAL" means, collectively, the Domestic Borrower Collateral and the U.K. Collateral.

                  "COMMITMENT" means, with respect to any Bank, such Bank's Revolving Credit Commitment, if any, or its Term Commitment, if any, or any or all of such Commitments of such Bank, as applicable.

                  "CONSOLIDATED ADJUSTED EBITDA" means, with respect to a Person, for any period, (a) Consolidated EBIT of such Person and its consolidated Subsidiaries for such period; plus (b) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated EBIT of (i) Consolidated Depreciation Expense of such Person and its consolidated Subsidiaries for such period, (ii) Consolidated Amortization Expense of such Person and its consolidated Subsidiaries for such period, and (iii) Consolidated Non-Cash Expenses of such Person and its consolidated Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP; provided, however, that, notwithstanding anything to the contrary contained herein, the Consolidated Adjusted EBITDA of Instron Corporation and its consolidated Subsidiaries:

                  (A) shall be increased for any Testing Period ending as of or prior to the Fiscal Quarter ended December 31, 1999, for purposes of determining compliance with those financial covenants set forth in Sections 7.4 during such Testing Period, by the amount of (a) with respect to the Fiscal Quarter ending on March 31, 1999, $200,000, (b) with respect to the Fiscal Quarter ending on June 30, 1999, $200,000, and (c) with respect to the Fiscal Quarter ending on September 30, 1999, $200,000; and

                  (B) shall include for any Testing Period the appropriate financial items for any Person or business unit of a Person which has been acquired by the Borrowers on a going concern basis, for the portion of such Testing Period prior to the date of acquisition; provided that in so including financial items for such Person or business unit for any period prior to the date of acquisition, such items shall be included based on an assumed contribution to Consolidated Adjusted EBITDA acceptable to the Required Banks in their reasonable credit judgment; and

                  (C) shall exclude for any Testing Period the appropriate financial items for any Person or business unit of a Person which has been disposed of by the Borrowers, for the portion of such Testing Period prior to the date of disposition; provided that in so excluding financial items for such Person or business unit for any period prior to the date of disposition, such items shall be excluded based on an assumed contribution to Consolidated Adjusted EBITDA acceptable to the Required Banks in their reasonable credit judgment.

                  "CONSOLIDATED AMORTIZATION EXPENSE" means, with respect to a Person, for any period, all amortization expenses of such Person and its consolidated Subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, with respect to a Person for any period, all Capital Expenditures of such Person and its consolidated Subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED DEPRECIATION EXPENSE" means, with respect to a Person, for any period, all depreciation expenses of such Person and its consolidated Subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED EBIT" means, with respect to a Person, for any period, (a) Consolidated Net Income of such Person and its consolidated Subsidiaries for such period; plus (b) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated Net Income of (i) Consolidated Interest Expense of such Person and its consolidated Subsidiaries for such period, (ii) Consolidated Income Tax Expense of such Person and its consolidated Subsidiaries for such period, (iii) amortization or write-off of deferred financing costs of such Person and its consolidated Subsidiaries for such period, (iv) with respect to Instron Corporation and its Consolidated Subsidiaries for any period, the amortization for such period of the original issue discount incurred with respect to the Senior Subordinated Notes, (v) Recapitalization Expenses and Costs,
         (vi) Kirtland Capital Management Fees and fees paid to the Board of Directors of Instron Corporation paid during such period not to exceed $600,000 and (vii) extraordinary losses and losses on sales of assets (other than sales of Inventory in the ordinary course of business of such Person or its consolidated Subsidiaries) and other non-recurring non-cash losses; less (c) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated Net Income of (i) gains on sales of assets (other than sales of Inventory in the ordinary course of business of such Person or its consolidated Subsidiaries) and (ii) other extraordinary gains and other non-recurring non-cash gains; all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED EBIT TO CONSOLIDATED INTEREST EXPENSE RATIO" means, with respect to a Person, as at the end of any Fiscal Quarter, the ratio of: (a) Consolidated EBIT of such Person and its consolidated Subsidiaries for the Testing Period then ended to (b) the Consolidated Interest Expense of such Person and its consolidated Subsidiaries for the Testing Period then ended.

                  "CONSOLIDATED EXCESS CASH FLOW" means, with respect to a Person, for any period of determination, the excess of: (a) the Consolidated Adjusted EBITDA of such Person and its consolidated Subsidiaries for such period over (b) the sum of (i) the Consolidated Fixed Charges of such Person and its consolidated Subsidiaries for such period plus (ii) any decrease (or minus any increase) in Consolidated Working Capital from the last day of the immediately preceding period to the last day of such period plus (iii) any voluntary prepayment of outstanding Term Loans pursuant to 2.10(d) during such period.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to a Person, for any Testing Period, the ratio of: (x) the Consolidated Adjusted EBITDA of such

         Person and its consolidated Subsidiaries for such period to (y) the Consolidated Fixed Charges of such Person and its consolidated Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED FIXED CHARGES" means, with respect to a Person, for any period of determination, the sum of: (a) the Consolidated Interest Expense of such Person and its consolidated Subsidiaries for such period, plus (b) the Consolidated Income Tax Expense of such Person and its consolidated Subsidiaries during such period, plus (c) the Consolidated Capital Expenditures of such Person and its consolidated Subsidiaries for such period, plus (d) all scheduled principal payments (including the principal payment portion of any scheduled Capitalized Lease rental payments) of such Person and its consolidated Subsidiaries made during such period with respect to the Consolidated Total Funded Debt, all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INCOME TAX EXPENSE" means, with respect to a Person, for any period, all taxes (based on the net income of such Person and its consolidated Subsidiaries for such period) paid in cash during such period (including, without limitation, any additions to such taxes and any penalties and interest with respect thereto), all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to a Person, for any period, (a) the net amount of interest expense of such Person and its consolidated Subsidiaries paid in cash during such period on the aggregate outstanding principal amount of the Indebtedness of such Person and its consolidated Subsidiaries plus (b) any capitalized interest of such Person and its consolidated Subsidiaries which accrued during such period, plus (c) the interest payment portion of any Capitalized Lease rental payment of such Person and its consolidated Subsidiaries made during such period, all as determined on a consolidated basis in accordance with GAAP, and excluding, with respect to Instron Corporation and its Consolidated Subsidiaries for any Testing Period, the amortization for such Testing Period of the original issue discount incurred with respect to the Senior Subordinated Notes.

                  "CONSOLIDATED NET INCOME" means, with respect to a Person, for any period, the net income (or loss) of such Person and its consolidated Subsidiaries for such period (after taxes and extraordinary items but without giving effect to any expense related to the fair market value adjustment of inventory) taken as a single accounting period determined on a consolidated basis in conformity with GAAP; provided, however, that there shall be excluded from Consolidated Net Income of Instron Corporation and its consolidated Subsidiaries:
         (i) the income, (or loss) of any entity (other than the consolidated Subsidiaries of Instron Corporation) in which Instron Corporation or any such consolidated Subsidiaries has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Instron Corporation or any of its consolidated Subsidiaries during such period, and (ii) the income of any Subsidiary of Instron Corporation or any of its consolidated Subsidiaries to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

                  "CONSOLIDATED NET WORTH" means, with respect to a Person, as of the date of determination, all amounts that would be included under the caption "total shareholders' equity" (or any like caption) on a consolidated balance sheet of such Person and its consolidated Subsidiaries as at such date (and including in such amount the amount in respect of any preferred stock of such Person), all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NON-CASH EXPENSES" means, with respect to a Person, for any period, the non-cash expenses of such Person and its consolidated Subsidiaries for such period (for the purposes of this definition, excluding any capitalized interest and deferred taxes and any write-offs of previously capitalized finance costs), all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED SENIOR FUNDED DEBT" means, with respect to a Person, at any date of determination, (a) Consolidated Total Funded Debt of such Person and its consolidated Subsidiaries less, (b) in the case of Instron Corporation and its consolidated Subsidiaries, the then outstanding principal amount of Subordinated Debt owing by any Borrower or any Subsidiary thereof, all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO" means, with respect to a Person, as at the end of any Fiscal Quarter, the ratio of: (a) the aggregate principal amount of the Consolidated Senior Funded Debt of such Person and its Subsidiaries outstanding as of the end of such Fiscal Quarter to (b) the Consolidated Adjusted EBITDA of such Person and its consolidated Subsidiaries for the Testing Period then ended.

                  "CONSOLIDATED TOTAL FUNDED DEBT" means, with respect to a Person, at any date of determination, without duplication, all Indebtedness of such Person and its consolidated Subsidiaries which consists of: (a) Indebtedness for borrowed money, (b) bonds, notes, debentures and similar debt securities, (c) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of a consolidated balance sheet of such Person and its consolidated Subsidiaries, (d) all Capitalized Lease Obligations, (e) the present value, determined on the basis of the implicit interest rate, of all basic rental obligations under all synthetic leases (i.e. leases accounted for by the lessee as operating leases under which the lessee is the "owner" of the leased property for Federal income tax purposes), (f) all obligations of such Person as an account party in respect of letters of credit, banker's acceptances, Demand Guarantees and Contract Guarantees (in each case valued at the stated face amount there for, to the extent less, the stated or determinable amount (or where not so stated or determinable, the reasonably anticipated liability with respect to which such letters of credit, banker's acceptances, Demand Guarantees and Contract Guarantees were issued as determined in good faith by the Board of Directors of Instron Corporation); provided, however, that, for all purposes of this Agreement including determining the Borrowers' compliance with Sections 7.4(d) and 7.4(e) hereof and determining the Applicable Fee Percentage and the Applicable Margin, obligations of the Borrowers and the Subsidiaries thereof as account party in respect of (x) any unsecured Existing Letters of Credit comprised of Demand Guarantees or Contract Guarantees, (y) any unsecured renewals, extensions or replacements thereof, and (z) any unsecured Demand Guarantees or Contract Guarantees issued after the Effective Date which are not Letters of Credit issued hereunder (in each case, valued at the stated face amount thereof or, to the extent less, the stated or determinable amount (or where not so stated or determinable, the reasonably anticipated liability with respect to which such Existing Letter of Credit, renewals, extensions or replacements or subsequently issued Demand Guarantees or Contract Guarantees were issued as determined in good faith by the Board of Directors of Instron Corporation) to the extent the aggregate thereof is not in excess of the amount of such obligations permitted by Section 7.3(b)(ix) or Section ERROR! REFERENCE SOURCE NOT FOUND. hereof, shall not be considered as Consolidated Total Funded Debt of Instron and its Consolidated Subsidiaries, (g) all net obligations of such Person under Hedge Agreements, (h) the full outstanding value of trade accounts receivable sold with full or limited recourse (other than sales of delinquent accounts receivable for collection purposes), (i) the stated value, or liquidation value (if higher), of all Redeemable Stock of such Person, and (j) in the case of Instron Corporation and its consolidated Subsidiaries, including the then outstanding principal amount of all Loans owing by each of the Borrowers to the Banks under this Agreement and all Subordinated Debt owing by any of the Borrowers, all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL FUNDED DEBT TO ADJUSTED EBITDA RATIO" means, with respect to a Person, as at the end of any Fiscal Quarter, the ratio of: (a) the aggregate principal amount of the Consolidated Total Funded Debt of such Person and its Subsidiaries outstanding as of the end of such Fiscal Quarter to (b) the Consolidated Adjusted EBITDA of such Person and its Subsidiaries for the Testing Period then ended.

                  "CONSOLIDATED WORKING CAPITAL" means, with respect to a Person, as of any date of determination, the excess of consolidated current assets of such Person and its Subsidiaries on such date over the consolidated current liabilities of such Person and its Subsidiaries on such date, all as determined on a consolidated basis in accordance with GAAP.

                  "CONTRACT GUARANTEE" means any guarantee or other payment undertaking for the payment of money on presentation, in conformity with the terms of such undertaking, supported by a judicial or arbitral award justifying the claim for payment under the contract guarantee and otherwise constituting a contract guarantee subject to the Uniform Rules for Contract Guarantees (1978), International Chamber of Commerce Publication No. 325, and any subsequent revisions thereof.

                  "CONTROL ACCOUNT" has the meaning set forth in Section 2.17(c) of this Agreement.

                  "COST OF FUNDS RATE" means the interest rate per annum determined from time to time by the Designated Swing Line Lender as its cost of funds, which rate may not be the lowest cost of funds available to the Designated Swing Line Lender, in any one or more money market to which the Designated Swing Line Lender may have access which Cost of Funds Rate shall be a fluctuating rate per annum (computed on the basis of a year of 360 days for actual number of days elapsed) and shall change automatically from time to time effective as of the time each such change in such Cost of Funds rate is effective.

                  "CREDIT EVENT" means: (a) the making of a Revolving Credit Loan by any Bank, (b) the making of any Swing Line Loan by any Designated Swing Line Lender, (c) the issuance of any Letter of Credit by a Designated Letter of Credit Issuer and the participation by the Banks in the risk thereof, (d) the delivery by the Borrower of: (w) a Credit Request requesting a Revolving Credit Borrowing, (x) a Swing Line Loan Request requesting a Swing Line Loan, (y) a Letter of Credit Request requesting a Letter of Credit or (z) a Rate Conversion/ Continuation Request requesting the conversion or continuation with respect to a LIBOR Rate Borrowing, or (e) a Rate Conversion or Rate Continuation pursuant to such a Rate Conversion/Continuation Request.

                  "CREDIT REQUEST" means a request (i) for a Revolving Credit Borrowing made in accordance with Section 2.2(a), in the form attached hereto as Exhibit B-1 and incorporated herein by reference.

                  "DEEMED CREDIT REQUEST" has the meaning specified in Section 2.2(b) of this Agreement.

                  "DEFAULTING LENDER" means any Bank with respect to which a Lender Default is in effect.

                  "DEFAULT UNDER ERISA" means: (a) the occurrence or existence of a material Accumulated Funding Deficiency in respect of any Employee Benefit Plan within the scope of Section 302(a) of ERISA, or (b) any failure by Borrower or any Subsidiary to make a full and timely payment of premiums required by Section 4001 of ERISA in respect of any Employee Benefit Plan, or (c) the occurrence or existence of any material liability under Section 4062, 4063, 4064, 4069, 4201, 4217 or 4243 of ERISA in respect of any Employee Benefit Plan, or (d) the occurrence or existence of any material breach of any other law or regulation in respect of any such Employee Benefit Plan, or (e) the institution or existence of any action for the forcible termination of any such Employee Benefit Plan which is within the scope of Section 4001(a)(3) or (15) of ERISA.

                  "DEMAND GUARANTEE" means any guarantee or other payment undertaking for the payment of money on presentation, in conformity with the terms of such undertaking, of a written demand for payment and such other documents as may be specified in such Demand Guarantee and otherwise constituting a demand guarantee subject to the Uniform Rules for Demand Guarantees (1992 Revision), International Chamber of Commerce Publication No. 458, and any subsequent revisions thereof.

                  "DESIGNATED EUROPEAN ADMINISTRATIVE AGENT" means each Bank, in its capacity as Designated European Administrative Agent pursuant to the terms of this Agreement, as the Administrative Agent, with the consent of the Borrowers, has designated to act as Designated European Administrative Agent for Foreign Borrowers specified by the Administrative Agent pursuant to Section 11.2 of this Agreement and which becomes a party to this Agreement pursuant to a joinder agreement executed by such Designated European Administrative Agent in form and substance satisfactory to the Administrative Agent and pursuant to which such Designated European Administrative Agent becomes a party to this Agent in such capacity.

                  "DESIGNATED EUROPEAN CONTROL ACCOUNT" has the meaning set forth in 2.17(d) of this Agreement.

                  "DESIGNATED GERMAN LETTER OF CREDIT ISSUER" means the Bank or Banks, in the capacity as a Designated Letter of Credit Issuer for Letters of Credit (including Demand Guarantees and Contract Guarantees), designated by the Administrative Agent from time to time, in its sole discretion in consultation with the applicable Designated European Administrative Agent designated for such Borrowers and with the consent of such Borrowers, to issue such Letters of Credit to Instron Schenck Testing Systems, GmbH, Instron Wolpert GmbH, and Foreign Subsidiaries (other than U.K. Foreign Subsidiaries) thereof, and each successor and assign thereof.

                  "DESIGNATED GERMAN SWING LINE LENDER" means the Bank or Banks, in the capacity as a Designated Swing Line Lender, designated by the Administrative Agent from time to time, in its sole discretion in consultation with the applicable Designated European Administrative Agent designated for such Borrowers and with the consent of such Borrowers, to advance Swing Line Loans to Instron Schenck Testing Systems, GmbH, Instron Wolpert GmbH, and Foreign Subsidiaries (other than U.K. Foreign Subsidiaries) thereof, and its successors and assigns.

                  "DESIGNATED HEDGE AGREEMENT" means any Hedge Agreement to which a Borrower is a party which, pursuant to a written instrument signed by the Administrative Agent, has been designated as a Designated Hedge Agreement so that credit exposure of the counterparty thereunder with respect to a Borrower and the will be entitled to share in the benefits of the grant of security interests by such Borrower set forth in Section 4.1 of this Agreement under Designated Hedge Agreements. The Administrative Agent may, without the approval or consent of the Banks, designate a Hedge Agreement as a Designated Hedge Agreement if the counterparty is a Bank or an Affiliate of a Bank and the maximum credit exposure of such counterparty under such Hedge Agreement to the applicable Borrower is reasonably determined by the Administrative Agent, in accordance with its own customary valuation practices, not to exceed $3,000,000; provided, however, that if the counterparty is not a Bank or an Affiliate of a Bank, or such maximum credit exposure is so determined by the Administrative Agent to be greater than $3,000,000, the Administrative Agent shall only designate the Hedge Agreement involving such counterparty as a Designated Hedge Agreement if the Administrative Agent is instructed to do so by the Required Banks. The Administrative Agent may impose as a condition to any designation of a Designated Hedge Agreement a requirement that the counterparty enter into an intercreditor or similar agreement with the Administrative Agent under which recoveries from the Borrowers with respect to such Designated Hedge Agreement will be shared in a manner consistent with the provisions of Section 9.4(d) of this Agreement.

                  "DESIGNATED HEDGE CREDITOR" means the counterparty to any Hedge Agreement to which any Borrower is a party which has been designated by the Administrative Agent in accordance with this Agreement as a Designated Hedge Agreement.

                  "DESIGNATED HEDGE OBLIGATIONS" means the obligations of a Borrower to the Designated Hedge Creditor under any Designated Hedge Agreement.

                  "DESIGNATED LETTER OF CREDIT ISSUER" means, unless otherwise agreed by the Borrower Representative, the Required Banks and the Administrative Agent (and except for Existing Letters of Credit which remain outstanding for all purposes as Letters of Credit hereunder pursuant to the terms of Section 2.12(b) hereof and which have been issued to a Borrower by a Designated Letter of Credit Issuer not otherwise designated for such Borrower), (a) with respect to Letters of Credit issued or to be issued to Domestic Borrowers and Domestic Subsidiaries, the Designated U.S. Letter of Credit Issuer, (b) with respect to Letters of Credit issued or to be issued to Instron Schenck Testing Systems, GmbH, Instron Wolpert GmbH, and Foreign Subsidiaries (other than U.K. Foreign Subsidiaries) thereof, the Designated German Letter of Credit Issuer or its Lending Installation, (c) with respect to Letters of Credit issued or to be issued to Instron, Ltd. and U.K. Foreign Subsidiaries, the Designated U.K. Letter of Credit Issuer or its Lending Installation, and (d) each other Bank that is requested and agrees to act as a Designated Letter of Credit Issuer by the Borrower Representative and is approved by the Administrative Agent which approval shall not be unreasonably be withheld.

                  "DESIGNATED SWING LINE LENDER" means, unless otherwise agreed by the Borrower Representative, the Required Banks and the Administrative Agent, (a) with respect to Swing Line Loans to Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH, the Designated German Swing Line Lender, and (b) with respect to Swing Line Loans advanced or to be advanced to Instron, Ltd., the Designated U.K. Swing Line Lender

                  "DESIGNATED U.K. LETTER OF CREDIT ISSUER" means the Bank or Banks, in the capacity as a Designated Letter of Credit Issuer for Letters of Credit (including Demand

         Guarantees and Contract Guarantees), designated by the Administrative Agent from time to time, in its sole discretion in consultation with the applicable Designated European Administrative Agent designated for such Borrowers and with the consent of such Borrowers, to issue such Letters of Credit to Instron, Ltd. and U.K. Foreign Subsidiaries, and each successor and assign thereof.

                  "DESIGNATED U.K. SWING LINE LENDER" means the Bank or Banks, in the capacity as a Designated Swing Line Lender, designated by the Administrative Agent from time to time, in its sole discretion in consultation with the applicable Designated European Administrative Agent designated for such Borrowers and with the consent of such Borrowers, to advance Swing Line Loans to Instron, Ltd. and the U.K. Foreign Subsidiaries thereof, and its successors and assigns.

                  "DESIGNATED U.S. LETTER OF CREDIT ISSUER" means NCB in its capacity as a Designated Letter of Credit Issuer for Letters of Credit, and its successors and assigns.

                  "DISTRIBUTION" means, in respect of a Person, a payment made, liability incurred or other consideration given by such Person for the purchase, acquisition, redemption or retirement of any capital stock (whether added to treasury or otherwise) of such Person or as a dividend, return of capital or other distribution in respect of the capital stock of such Person (other than any stock dividend or stock split payable solely in capital stock of such Person).

                  "DOLLARS" and the sign "$" each means lawful money of the United States.

                  "DOMESTIC BORROWER COLLATERAL" has the meaning set forth in
         Section 4.1(a).

                  "DOMESTIC BORROWERS" means Instron Corporation and each Domestic Subsidiary Borrower.

                  "DOMESTIC PLEDGING BORROWER" means each Pledging Borrower that is also a Domestic Borrower.

                  "DOMESTIC SUBSIDIARY" means any Subsidiary organized under the laws of the United States, any State thereof, the District of Columbia, or any United States possession, the chief executive office and principal place of business of which is located in, and which conducts the majority of its business within, the United States and its territories and possessions but excludes any such Subsidiary the majority*** of whose capital stock is owned directly or indirectly by a Foreign Subsidiary or by a Foreign Borrower.

                  "DOMESTIC SUBSIDIARY BORROWERS" means each Domestic Subsidiary of Instron Corporation that is also a Borrower.

                  "EFFECTIVE TIME" has the meaning specified in Section 14.5 of this Agreement.

                  "ELIGIBLE ACCOUNTS" means only such Accounts of each of the Borrowers as the Administrative Agent, in its good faith business judgment, shall from time to time consider to be Eligible Accounts and, by way of example and not limitation, excluding Accounts which:

                           (a) unless payment of such Accounts is guaranteed by
                  a letter of credit in form and substance and issued by a financial institution reasonably satisfactory to the Administrative Agent and which has been transferred or assigned to the

                  Administrative Agent as security for the Obligations, either:
                  (i) remain unpaid more than ninety (90) days after the original due date of invoice or (ii) have an original due date greater than ninety (90) days after the original date of invoice;

                           (b) have arisen from services performed by such
                  Borrower to or for the Account Debtor outside the ordinary course of business;

                           (c) have arisen from the sale by such Borrower of
                  goods where such goods have not been shipped or delivered to the Account Debtor;

                           (d) have arisen from transactions which are not
                  complete, are not bona fide, or require further acts on the part of such Borrower to make such Account payable by the Account Debtor;

                           (e) have arisen in connection with sales of goods
                  which were shipped or delivered to the Account Debtor on other than an absolute sale basis, such as shipments or deliveries made on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding;

                           (f) have arisen in connection with sales of goods
                  which were, at the time of sale thereof, subject to any Lien, except the security interest in favor of the Administrative Agent created by the Loan Documents;

                           (g) are subject to any provision prohibiting
                  assignment or requiring notice of or consent to such assignment;

                           (h) are subject to any Lien other than the Liens
                  described in Section 7.3(d)(i), (iii) above (v) above, or
                  (vii) above;

                           (i) are Accounts with respect to which the Account
                  Debtor is currently asserting setoff, counterclaim, defense, allowance, dispute, or adjustment rights to the extent of such setoff, counterclaim, defense, allowance, dispute, or adjustment rights, or are Accounts that have arisen in connection with the sale of goods which have been returned, rejected, repossessed, lost or damaged;

                           (j) are owed from an Account Debtor of which such
                  Borrower has received notice that such Account Debtor is the subject of Financial Impairment or has suspended normal business operations, dissolved, liquidated or terminated its existence;

                           (k) are owed by any Account Debtor located in New
                  Jersey or Minnesota unless such Borrower has filed all legally required Notice of Business Activities Reports with the New Jersey Department of Taxation or the Minnesota Department of Revenue, respectively;

                           (l) are Accounts with respect to which the Account
                  Debtor is located in any state which requires that such Borrower, in order to sue any Person in such state's courts, either (i) qualify to do business in such state prior to the time the claim against such Person arises or prior to the time such Borrower first does business within such state, as applicable or (ii) file a report with the taxation division of such state for the then current year, unless such Borrower has fulfilled such requirements to the extent applicable for the then current year;

                           (m) are evidenced by Chattel Paper or any Instrument
                  of any kind (including, without limitation, any promissory notes);

                           (n) are Accounts with respect to which any of the
                  representations, warranties, covenants and agreements contained in this Agreement or any of the other Loan Documents are not or have ceased to be complete and correct or have been breached;

                           (o) are Accounts with respect to which the Account
                  Debtor is also a supplier or creditor of such Borrower, except to the extent that, in each case, the aggregate amount owed such Borrower by such Account Debtor exceeds the aggregate amount owed to such Account Debtor by such Borrower;

                           (p) are Accounts with respect to which the
                  Administrative Agent does not have a first priority, perfected security interest;

                           (q) represent a progress billing or have had the time
                  for payment extended by such Borrower without the consent of the Administrative Agent (for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrower's completion of any further performance under the contract or agreement);

                           (r) are owed by the United States or any department,
                  agency, or instrumentality thereof unless such Borrower has complied with the Federal Assignment of Claims Act in respect of the Administrative Agent's security interest therein as granted hereunder;

                           (s) are owed by any State or any department, agency,
                  or instrumentality thereof unless such Borrower has complied with any applicable statutory or regulatory requirements thereof in respect of the Administrative Agent's security interest therein as granted hereunder;

                           (t) are owed to such Borrower by an Affiliate of such
                  Borrower;

                           (u) are owed by an Account Debtor with respect to
                  which more than twenty-five percent (25%) of the balances then outstanding on Accounts owed by such Account Debtor and its Affiliates to such Borrower have remained unpaid for more than ninety (90) days from the dates of their original due dates, as applicable; or

                           (v) are, in the Administrative Agent's good faith
                  judgment, Accounts of an Account Debtor which is deemed to be an unacceptable credit risk or Accounts which are otherwise deemed unacceptable (the Administrative Agent using reasonable efforts to notify the Borrower Representative of any such determination under this clause (v) at least five (5) Business Days prior to excluding the Accounts excluded under this clause (v), but having no liability for any damages arising out of any failure to so notify the Borrower Representative).

                  "ELIGIBLE ASSIGNEE" means (a) a Bank or any Affiliate thereof;
         (b) a commercial bank having total assets in excess of $1,000,000,000;
         (c) a savings and loan association or savings bank organized under the laws of the United States or any state thereof having total assets in excess of $1,000,000,000; or (d) a finance company, insurance company, other financial institution or fund acceptable to the Administrative Agent and the

         Borrower Representative, which acceptance shall not be unreasonably withheld; provided that each Person described in each of the foregoing clauses (a) through (d) shall have provided to the Borrower Representative and the Administrative Agent or Designated European Administrative Agent to the extent a Designated European Administrative Agent h as been designated for Instron, Ltd. or such other Foreign Borrower, (i) if such Person is organized under the laws of a jurisdiction outside the United States, duly completed copies of Form 1001 or Form 4224 or any successor form prescribed by the Internal Revenue Service of the United States certifying that such Person is exempt from United States withholding taxes with respect to all payments to be made to such Person if such Person were to become a Bank hereunder or other documents satisfactory to the Borrower and the Administrative Agent indicating that all payments to be made to such Person if such Person were to become a Bank hereunder are not subject to such taxes and, if any such forms or other documents are so provided, such Person was eligible under applicable law at the time such information was so provided to make such provision and (ii) for any other Person, an Exemption Certificate (as defined in Section 13.3(e)) and (iii) if such Person is managed and controlled from or incorporated under the laws of any jurisdiction other than the United Kingdom and which is making a Loan to Instron Ltd. through a lending branch or lending office located outside the United Kingdom, duly submitted copies of Form "Claim on behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom (or its counterpart for jurisdictions other than the United States) and (iv) if such Person has filed in any other relevant jurisdiction to the extent legally possible for such Person to so file, such filing or documentation required to request exemption form withholding in such jurisdiction.

                  "ELIGIBLE INVENTORY" means only such Inventory of each of the Borrowers, valued at the lower of cost (on a first in, first out basis) or market, as the Administrative Agent, in its good faith judgment, shall from time to time consider to be Eligible Inventory and, by way of example and not limitation, excluding Inventory which:

                           (a) consists of obsolete, damaged, defective,
                  unmerchantable, spoiled, outdated or unsaleable items;

                           (b) consists of: goods not held for sale (such as,
                  without limitation, any labels, packaging, lubricants, maintenance items and supplies and any Inventory used in connection with research and development), any work-in-process, or any other Inventory which is not raw material or finished goods held for resale;

                           (c) are subject to any Lien other than the Liens
                  described in Section 7.3(d)(i), (iii) above (v) above, or
                  (vii) above;

                           (d) is not subject to a first priority, perfected
                  security interest in favor of the Administrative Agent (other than Inventory consisting of finished goods designated as "shipped not invoiced");

                           (e) is located at a location not owned by such
                  Borrower and for which such Borrower has not delivered to the Administrative Agent an appropriate landlord or warehouseman's waiver, in form and substance reasonably satisfactory to the Administrative Agent;

                           (f) is in the possession of a bailee or other third
                  Person including Inventory held by a third party for processing or Inventory purchased by but not yet delivered to such Borrower and for which such Borrower has not delivered to the Administrative Agent an appropriate bailee's waiver, in form and substance reasonably satisfactory to the Administrative Agent;

                           (g) is held by such Borrower on consignment or
                  Inventory held by or placed into the possession of a third Person for sale or display by that Person;

                           (h) is located outside of the United States unless
                  such Inventory is located in the United Kingdom or the Federal Republic of Germany and the Administrative Agent has a first priority Lien perfected to the satisfaction of the Administrative Agent in such Inventory;

                           (i) is manufactured, produced or purchased pursuant
                  to any contract with the United States government, any agency or instrumentality thereof or prime contractor thereof, which contract provides for progress or Loan payments to the extent such Inventory is identified to such contract; or

                           (j) is, in the Administrative Agent's good faith
                  judgment, Inventory which is otherwise deemed ineligible (the Administrative Agent using reasonable efforts to notify the Borrower representative of any such determination under this clause (j) at least five (5) Business Days prior to excluding the Inventory excluded under this clause (j), but having no liability for any damages arising out of any failure to so notify the Borrower Representative).

                  "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" as defined in Section 3(3) of ERISA of a Borrower or any of its ERISA Affiliates or any "multiemployer plan" as defined in Section 4001(a)(3) of ERISA or any "pension plan" as defined in Section 3(2) of ERISA or any "welfare plan" as defined in Section 3(1) of ERISA.

                  "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

                  "EMU LEGISLATION" means legislative measures of the European Council (including European Council regulations) for the introduction of, changeover to or operation of a single or unified European currency (whether known as the Euro or otherwise), being in part the implementation of the third stage of EMU.

                  "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, complaints, liens, notices of non-compliance, requests for information, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, instituted by any Person, including, without limitation, (a) by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law or (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health or the environment.

                  "ENVIRONMENTAL LAWS" means any foreign, federal, state or local law, regulation, ordinance, or order pertaining to the protection of the environment and the health and safety of the public, including (but not limited to) CERCLA, RCRA, the Hazardous Materials Transportation Act, 49 USC Sections 1801 et seq., the Federal
         Water Pollution Control Act (33 USC Sections 1251 et seq.), the
         Toxic Substances Control Act (15 USC Sections 2601 et seq.) and the Occupational Safety and Health Act (29 USC Sections 651 et seq.), and all similar foreign, state, regional or local laws, treaties, regulations, statutes or ordinances, common law, civil laws, or any case precedents, rulings, requirements, directives or requests having the force of law of any foreign or domestic governmental authority, agency or tribunal, and all foreign equivalents thereof, as the same have been or hereafter may be amended, and any and all analogous future laws, treaties, regulations, statutes or ordinances, common law, civil laws, or any case precedents, rulings, requirements, directives or requests having the force of law of any foreign or domestic governmental authority, agency or tribunal and the regulations promulgated pursuant thereto, which governs: (a) the existence, cleanup and/or remedy of contamination on property; (b) the emission or discharge of Hazardous Materials into the environment; (c) the control of hazardous wastes; (d) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials; or (e) the maintenance and development of wetlands.

                  "ENVIRONMENTAL PERMITS" means all permits, approvals, certificates, notifications, identification numbers, licenses and other authorizations required under any applicable Environmental Laws or necessary for the conduct of business.

                  "ENVIRONMENTAL REMEDIATION" means any curative measure taken in respect of any non-compliance with, or otherwise related to, any Environmental Law.

                  "EQUIPMENT" means "equipment" (as defined in the UCC) and fixtures (as defined in the UCC) including, without limitation, all machinery, equipment, furniture, furnishings, fixtures, and packaging production equipment, parts, material handling equipment, supplies, aircraft and motor vehicles (titled and untitled) of every kind and description, now or hereafter owned by a Borrower, or in which such Borrower may have or may hereafter acquire any interest, wheresoever located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 (Public Law 93-406), as amended, and in the event of any amendment affecting any section thereof referred to in this Agreement, that reference shall be a reference to that section as amended, supplemented, replaced or otherwise modified.

                  "ERISA AFFILIATE" of any Person means any other Person that is under common control with such Person within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes such Person and which is treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code. In addition, for provisions of this Agreement that relate to Section 412 of the Internal Revenue Code, the term "ERISA Affiliate" of any Person shall mean any other Person aggregated with such Person under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code.

                  "ERISA REGULATOR" means any governmental agency (such as the Department of Labor, the Internal Revenue Service and the Pension Benefit Guaranty Corporation) having any regulatory authority over any Employee Benefit Plan.

                  "EURO" means the single currency of Participating Member States of the European Union, which shall be an Alternate Currency under this Agreement.

                  "EUROCURRENCY RESERVE PERCENTAGE" means, for any Interest Period in respect of any LIBOR Rate Loan, as of any date of determination, the aggregate of the then stated maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, applicable to such Interest Period (if more than one such percentage is applicable, the daily average of such percentages for those days in such Interest Period during which any such percentages shall be so applicable) by the Board of Governors of the Federal Reserve System, any successor thereto, or any other banking authority, domestic or foreign, to which the Administrative Agent or any Bank may be subject in respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) or in respect of any other category of liabilities including deposits by reference to which the interest rate on LIBOR Rate Loans is determined or any category of extension of credit or other assets that include the LIBOR Rate Loans. For purposes hereof, such reserve requirements shall include, without limitation, those imposed under Regulation D of the Federal Reserve Board and the LIBOR Rate Loans shall be deemed to constitute Eurocurrency Liabilities subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Bank under said Regulation D.

                  "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURO UNIT" means a currency unit of the Euro.

                  "EVENT OF DEFAULT" has the meaning specified in Section 8 of this Agreement.

                  "EXCHANGE RATE" means, on any date, (a) with respect to any Alternate Currency in relation to Dollars, the rate at which such Alternate Currency may be exchanged into Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 a.m. London time, on such date, (b) with respect to Dollars in relation to any specified Alternate Currency, the rate at which Dollars may be exchanged into such Alternate Currency, as set forth on such date on the relevant Reuters currency page at or about 11:00 a.m. London time, on such date, and (c) with respect to any Alternate Currency in relation to any other Alternate Currency, the rate at which such Alternate Currency may be exchanged into such other Alternate Currency, as set forth on such date on the relevant Reuters currency page at or about 11:00 a.m. London time, on such date, provided, however, that in the event that any of the foregoing rates does not appear on any Reuters currency page, the "Exchange Rate" with respect to such currency shall be determined by reference to such other publicly available service for exchange rates as may be agreed upon by the Administrative Agent and Instron Corporation or, in the absence of such agreement, such "Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the market which its foreign currency exchange operations are then being conducted, at or about 10:00 A.M., local time in such market, on such date for such currencies, for delivery two (2) Business Days later; provided, further, that if at the time of any such determination, no such spot rate can be reasonably quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

                  "EXISTING CREDIT FACILITIES" means each agreement, document or instrument set forth in the Supplemental Schedule and evidencing Existing Indebtedness for borrowed money of any of the Borrowers, and all instruments, agreements and other documents executed in connection therewith, other than those which are unsecured and which evidence in the aggregate less than One Million Dollars ($1,000,000), in each case as the same have been amended, supplemented or otherwise modified through the Closing Date.

                  "EXISTING INDEBTEDNESS" means all Indebtedness of the Borrowers and the Subsidiaries thereof outstanding under the Existing Credit Facilities.

                  "EXISTING LETTERS OF CREDIT" means letters of credit, Demand Guarantees and Contract Guarantees outstanding on the Closing Date which will continue in effect after the Closing Date.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one hundredth of one percent (1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that: (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such a rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Effective Rate for such Business Day shall be the average of quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "FEE PERCENTAGE ADJUSTMENT DATE" has the meaning specified in
Section 2.16(e) of this Agreement.

                  "FEE PERCENTAGE DETERMINATION DATE" has the meaning specified in Section 2.16(e) of this Agreement.

                  "FINANCIAL IMPAIRMENT" means, in respect of a Person, the distressed economic condition of such Person manifested by any one or more of the following events:

                           (a) the discontinuation of the business of the
                  Person;

                           (b) the Person generally ceases or is generally
                  unable or admits in writing its inability, generally, to make timely payment upon the Person's debts, obligations, or liabilities as they mature or come due;

                           (c) the assignment by the Person for the benefit of
                  creditors;

                           (d) the voluntary institution by the Person of, or
                  the consent granted by the Person to the involuntary institution of (whether by petition, complaint, application, default, answer (including, without limitation, an answer or any other permissible or required responsive pleading admitting: (i) the jurisdiction of the forum or (ii) any material allegations of the petition, complaint, application, or other writing to which such answer serves as a responsive pleading thereto), or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, trusteeship, or similar proceeding pursuant to or purporting to be pursuant to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, trusteeship, or similar law of any jurisdiction;

                           (e) the voluntary application by the Person for or
                  consent granted by the Person to the involuntary appointment of any receiver, trustee, or similar officer (i) for the Person or (ii) of or for all or any substantial part of the Person's property; or

                           (f) the commencement or filing against a Person,
                  without such Person's application, approval or consent, of an involuntary proceeding or an involuntary petition seeking: (a) liquidation, reorganization or other relief in respect of such Person, its debts or all or a substantial part of its assets under any Federal, state or foreign bankruptcy, insolvency, receivership, or similar law now or hereafter in effect or (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Person or for a substantial part of its assets, and, in any such case, either (i) such proceeding or petition shall continue without dismissal for sixty (60) days or (ii) an order or decree approving or ordering any of the foregoing shall be entered.

                  "FISCAL MONTH" means any of the twelve consecutive monthly fiscal accounting periods collectively forming a Fiscal Year of Instron Corporation.

                  "FISCAL QUARTER" means any of the four consecutive three-month fiscal accounting periods collectively forming a Fiscal Year of Instron Corporation.

                  "FISCAL YEAR" means regular annual accounting period for federal income tax purposes of Instron Corporation and its consolidated Subsidiaries which is currently established as ending December 31.

                  "FOREIGN SUBSIDIARY" means any Subsidiary (i) which is not incorporated in the United States and substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside the United States, (ii) substantially all of whose assets consist of investments in Subsidiaries that are Foreign Subsidiaries as defined in clause (i) of this definition , or (iii) which is a majority owned Subsidiary of a Foreign Subsidiary or a Foreign Borrower.

                  "FOREIGN BORROWER" means each Foreign Subsidiary of Instron Corporation that is also a Borrower.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or in such other statements by such other entity as may be in general use by significant segments of the accounting profession.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) of a Borrower including, without limitation, all present and future choses in action, causes of action and all other intangible personal property of such Borrower of every kind and nature (other than Accounts), now or hereafter arising, all corporate or other business records; inventions, designs, blueprints, patents and patent applications, trademarks and trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, rights and claims against carriers and shippers, and rights to indemnification.

                  "GERMAN COLLATERAL" means such personal property and assets of Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH (including book accounts and inventory stock thereof), as are defined in the German Collateral Documents.

                  "GERMAN COLLATERAL DOCUMENTS" means, collectively, (i) each Security Transfer Agreement, each dated as of the date hereof and executed by Instron Schenck Testing Systems, GmbH or Instron Wolpert GmbH, as the case may be, in favor of the Administrative Agent, with respect to the accounts of Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH specified therein and substantially in the form attached hereto as Exhibit F-3, (ii) that certain Share Pledge, dated as of the date hereof, executed in favor of the Administrative Agent by Instron Corporation, with respect to the capital stock of Instron GmbH and (iii) such other agreements, documents and instruments executed in connection with the German Collateral Documents, in each case, as the same may from time to time be amended, supplemented or otherwise modified.

                  "GUARANTOR" means a Person obligated in respect of any Guaranty Obligations.

                  "GUARANTEED OBLIGATIONS" has the meaning specified in Section
         10.1 of this Agreement.

                  "GUARANTY OBLIGATIONS" means, with respect to any Person, without duplication, any obligation of such Person guaranteeing any Indebtedness ("primary Indebtedness") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether contingent,
         (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness, or (d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof; provided, however, that (i) the term "Guaranty Obligations" shall not include endorsements of instruments for deposit or collection in the ordinary course of business and (ii) for purposes of this definition, the amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "HAZARDOUS MATERIAL" means and includes: (a) any asbestos or other material composed of or containing asbestos which is, or may become, even if properly managed, friable, (b) petroleum and any petroleum product, including crude oil or any fraction thereof, and natural gas or synthetic natural gas liquids or mixtures thereof, (c) any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) CERCLA or RCRA, any so-called "Superfund" or "Superlien" law, or any other applicable Environmental Laws, and (d) any other substance whose generation, handling, transportation, treatment or disposal is regulated pursuant to any Environmental Laws.

                  "HEDGE AGREEMENT" means any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement, or similar agreement or arrangement designed to protect against in interest rate exposure, with a financial institution or institutions reasonably acceptable to the Administrative Agent, and which conforms to ISDA (or any successor) standards.

                  "INDEBTEDNESS" means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money,
         (b) all obligations of such Person evidenced by bonds, notes, debentures and similar debt securities or instruments, (c) all obligations of such Person for the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of a sheet of such Person, (d) all obligations of such Person to pay a specified purchase for goods or services whether yet delivered or accepted (i.e. take or pay or similar purchase obligation), (e) all of the principal portion of Capitalized Lease Obligations of such

         Person, (f) the present value, determined on the basis of the implicit interest rate, of all basic rental obligations under all synthetic leases (i.e. leases accounted for by the lessee as operating leases under which the lessee is the "owner" of the leased property for Federal income tax purposes), (g) all obligations of such Person as an account party in respect of letters of credit, banker's acceptances, Demand Guarantees or Contract Guarantees (in each case, valued at the stated face amount thereof or, to the extent less, the stated or determinable amount (or where not so stated or determinable, the reasonably anticipated liability in respect of which such letters of credit, banker's acceptances, Demand Guarantees or Contract Guarantees were issued, as determined by such Person in good faith) of liability supported thereby) and excluding, for purposes of the definition of "Indebtedness" under this Agreement, obligations of the Borrowers and the Subsidiaries thereof as account party in respect of (i) any unsecured Existing Letters of Credit comprised of Demand Guarantees or Contract Guarantees, (ii) any unsecured renewals, extensions or replacements thereof, and (iii) any unsecured Demand Guarantees or Contract Guarantees issued after the Effective Date which are not Letters of Credit issued hereunder, (h) all net obligations of such Person under Hedge Agreements, (i) the full outstanding value of trade accounts receivable sold with full or limited recourse (other than sales of delinquent accounts receivable for collection purposes), (j) the stated value, or liquidation value (if higher), of all Redeemable Stock of such Person, (k) all liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA, (l) any Indebtedness of a second party secured by a Lien encumbering any property owned or being acquired by such Person even if the full faith and credit of the Person is not pledged to the payment thereof, and (m) all Guaranty Obligations of such Person and (n) in the case of the Borrowers, including, without limitation, the then outstanding principal amount of all Loans owing by the Borrowers to the Banks under this Agreement and all Subordinated Debt owing by any of the Borrowers; provided, however, that neither trade accounts payable nor accrued expenses arising in the ordinary course of business of such Person , nor obligations in respect to insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness (nor draft, acceptances, or similar instruments evidencing the same nor obligations in respect of letter of credit supporting the payments of the same), shall constitute Indebtedness.

                  "INSTRUMENTS" means "instruments" as defined by the UCC of a Borrower.

                  "INTELLECTUAL PROPERTY" means all inventions, designs, patents, and applications therefor, trademarks, service marks, trade names, and registrations and applications therefor, copyrights, any registrations therefor, and any licenses thereof, whether now owned or existing or hereafter arising or acquired.

                  "INTEREST PERIOD" means, for each LIBOR Rate Loan comprising a Borrowing, the period commencing on the date of such LIBOR Rate Loan or the date of the Rate Conversion, Rate Continuation of any Loans into such LIBOR Rate Loan and ending on the numerically corresponding day of the period selected by the Borrower Representative pursuant to the provisions hereof and each subsequent period commencing on the last day of the immediately preceding Interest Period in respect of such LIBOR Rate Loan and ending on the last day of the period selected by the Borrower Representative pursuant to the provisions hereof; provided, however, that the duration of each such Interest Period shall be one, two, three or six months, in each case as the Borrower Representative may select by delivery to the Administrative Agent or applicable Designated European Administrative Agent designated for a Borrower to which such LIBOR Rate Loan is being advanced of a Credit Request therefor in accordance with Section 2.2(a) of this Agreement or a Rate Conversion/Continuation Request in accordance with Section 2.11 of this Agreement; provided, further, that, during the Syndication Period, if the Borrower

         Representative selects Interest Periods of greater than one month, the Borrowers shall be obligated to reimburse the Banks and Designated Swing Line Lenders pursuant to Section hereof for any prepayment of LIBOR Rate Loans made on other than the last day of such Interest Periods resulting from completion of the Syndication Period as determined by the Syndication Agent and; provided, further, that:

                  (i) the Interest Period for each LIBOR Rate Loan comprising part of the same Borrowing shall be of the same duration;

                  (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day;

                  (iii) if the Interest Period commences on a Business Day for which there is no numerical equivalent in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of that calendar month;

                  (iv) no Interest Period may end on a date later than the Revolving Credit Termination Date; and

                  (v) with respect to LIBOR Rate Loans comprising any outstanding Term Borrowing, no Interest Period may end on a date later than any Term Loan Repayment Date unless, after giving effect to such selection, the aggregate unpaid principal amount of the Alternate Base Rate Loans comprising Term Borrowings, together with the aggregate unpaid principal amount of LIBOR Rate Loans comprising Term Borrowings which have an Interest Period ending on or prior to such Term Loan Repayment Date, shall be at least equal to that portion of the aggregate principal amount of such Term Borrowing due and payable on and prior to such Repayment Date.

                  "INVENTORY" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Borrowers including, without limitation, all goods, merchandise, work-in-process, raw materials, finished goods, and inventory held for lease to other Persons, all other materials, supplies, and tangible personal property of any kind, nature, or description held for sale or lease or for display or demonstration, or furnished or to be furnished under contracts of service, or which are or which might be used or consumed in connection with the manufacturing, packing, shipping, advertising, selling, leasing, or furnishing of such goods, merchandise, or other personal property, all documents of title or other documents pertaining thereto, and all proceeds of the foregoing.

                  "INVESTMENT PROPERTY" means all "Investment Property" (as defined in the UCC from and after January 1, 1998), including, without limitation, interests in money market funds or other mutual funds, now or hereafter acquired by the Borrowers.

                  "KIRTLAND CAPITAL" means Kirtland Capital Partners III L.P., an Ohio limited partnership, and its Affiliates.

                  "LAW" means any law, treaty, regulation, statute or ordinance, common law, civil law, or any case precedent, ruling, requirement, directive or request having the force of law of any foreign or domestic governmental authority, agency or tribunal.

                  "LC EXPOSURE" means, with respect to any Bank, at any time of determination, such Bank's Ratable Portion of the sum of: (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time, plus (b) the aggregate amount that has been drawn under such Letters of Credit for which the applicable Designated Letter of Credit Issuer (or the Banks, pursuant to any participation therein), has not at such time been reimbursed by the Borrowers or the applicable Letter of Credit Obligor.

                  "LENDER DEFAULT" means (i) the refusal (which has not been retracted) of a Bank in violation of its obligations under this Agreement to make available to the Administrative Agent its Ratable Portion of any Revolving Credit Borrowing hereunder or to fund any portion of the participation purchase price payable by such Bank for its participating interests hereunder or (ii) the notification to the Administrative Agent or any Borrower by a Bank that such Bank does not intend to comply with its obligations hereunder to make available to the Administrative Agent its Ratable Portion of any Revolving Credit Borrowing hereunder or to fund any portion of the participation purchase price payable by such Bank for its participating interests hereunder, in either and each case, as a result of the appointment of a receiver or conservator with respect to such Bank at the direction of any regulatory agency or authority.

                  "LENDING INSTALLATION" means, with respect to a Bank, the branch, Subsidiary or Affiliate of such Bank specified under the name of such Bank on the signature pages hereto or as otherwise selected by such Bank pursuant to Section of this Agreement, or such other branch, Subsidiary or Affiliate as such Bank may from time to time specify in writing to the Borrower Representative, the Administrative Agent and the Banks as its Lending Installation.

                  "LENDING OFFICE" means, with respect to any Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer, the office of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer specified as its "Lending Office" under its name on the signature pages hereto, or such other office of such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer as such Bank, Designated Swing Line Lender or Designated Letter of Credit Issuer may from time to time specify in writing to the Borrower Representative and the Administrative Agent as the office at which Revolving Credit Loans, Swing Line Loans or Letters of Credit are to be made, issued and maintained, as the case may be.

                  "LETTER OF CREDIT" means: (i) each documentary standby letter of credit for the account of a Borrower or any of its Subsidiaries issued by the Designated Letter of Credit Issuer designated for such Borrower and such Subsidiaries pursuant to the terms of this Agreement,
         (ii) each Demand Guarantee for the account of such Borrower or Subsidiaries pursuant to the terms of this Agreement and (iii) each Contract Guarantee for the account of such Borrower or Subsidiaries pursuant to the terms of this Agreement, in each case in support or guarantee of (x) worker compensation obligations, liability insurance, releases of contract retention obligations, contract tender or bid performance obligations, obligations for repayment of advance payments, contract performance obligations, and other bonding obligations of such Borrower or such Subsidiaries incurred in the ordinary course of business thereof and consistent with past practices thereof and (y) such other standby obligations of such Borrower and such Subsidiaries incurred in the ordinary course of business thereof and consistent with past practices thereof.

                  "LETTER OF CREDIT COLLATERAL ACCOUNT" has the meaning set forth in Section 9.8.

                  "LETTER OF CREDIT OBLIGORS" has the meaning set forth in
         Section 2.12.

                  "LETTER OF CREDIT OBLIGATIONS" means (a) the obligations of a Borrower to reimburse the Designated Letter of Credit Issuer hereunder,
         (b) all fees owing to such Designated Letter of Credit Issuer under this Agreement and the other Loan Documents, (c) any costs and expenses reimbursable to such Designated Letter of Credit Issuer pursuant to
         Section 14.6 of this Agreement; and (d) taxes, Other Taxes, compensation, indemnification obligations or other amounts owing by such Borrower to the Designated Letter of Credit Issuer under this Agreement, the reimbursement agreement executed of such Designated Letter of Credit Issuer or any other Loan Document, and (d) any amounts owing by such Borrower as a Borrower Guarantor with respect to its guaranty of the Guaranteed Obligations owing by the other Borrowers to the Banks or as a guarantor of the obligations of other Letter of Credit Obligors under Section 2.12(l).

                  "LIBOR RATE LOAN" means a Loan, denominated in Dollars or in an Alternate Currency, which bears interest as provided in Section 2.13(a)(ii) of this Agreement.

                  "LIBOR RATE BORROWING" means a Borrowing consisting of LIBOR Rate Loans.

                  "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "LOAN" means a Revolving Credit Loan, Term Loan or Swing Line Loan.

                  "LOAN ACCOUNT" has the meaning set forth in Section 2.1(c).

                  "LOAN DOCUMENTS" means this Agreement, any note, mortgage, deed of trust, security agreement, or other lien instrument, reimbursement agreement, financial statement, audit report, environmental audit, notice, request of Loan, Hedge Agreement, cash management agreement, officer's certificate or other writing of any kind which is now or hereafter required to be delivered by or on behalf of the Borrowers to the Administrative Agent, the Designated Swing Line Lenders, the Designated Letter of Credit Issuers or the Banks (or any of their respective Affiliates) in connection with this Agreement, including, without limitation, the Revolving Credit Notes, the Swing Line Notes, and the other writings referred to in Section 2 and Section 3 of this Agreement.

                  "LONDON INTERBANK OFFERED RATE" means, for any Interest Period with respect to a LIBOR Rate Borrowing, the quotient (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%) of: (x) the per annum rate of interest, determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as of approximately 11:00 a.m. (London time) two Business Days prior to the beginning of such Interest Period pertaining to such LIBOR Rate Loan, appearing on page 3750 or 3740 (or other applicable page with respect to Alternate Currency) of the Dow Jones Telerate Screen (or any successor or substitute page of such Service, or any successor to or substitute for such Service providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars or in the applicable Alternate Currency in the London interbank market) as the rate in the London interbank market for deposits in Dollars or the applicable Alternate Currency in immediately available funds with a maturity comparable to such Interest Period divided by (y) a number equal to 1.00 minus the Eurocurrency Reserve Percentage. In the event that such rate quotation is not available for any reason, then the rate (for purposes of clause (x) hereof) shall be the rate, determined by the Administrative Agent as of approximately 11:00 a.m. (London time) two Business Days prior to the beginning of such Interest Period pertaining to such LIBOR Rate Loan, to be the average (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%)) of the per annum rates at which deposits in Dollars or the applicable Alternate Currency in immediately available funds in an amount comparable to NCB's Ratable Portion of such LIBOR Borrowing and with a maturity comparable to such Interest Period are offered to the prime banks by leading banks in the London interbank market. The London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

                  "MANAGEMENT AGREEMENT" means that certain Advisory Services Agreement between Instron Corporation and Kirtland Capital Partners, Ltd., dated as of the date hereof.

                  "MARGIN ADJUSTMENT DATE" has the meaning specified in Section 2.13(b)(i) of this Agreement.

                  "MARGIN DETERMINATION DATE" has the meaning specified in
         Section 2.13(b)(i) of this Agreement.

                  "MARGIN STOCK" has the meaning specified in Section 6.20.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on:
         (a) the business, properties, operations or condition (financial or otherwise) of the Borrowers and the Subsidiaries thereof taken as a whole, (b) a material portion of the Collateral or any portion of the Collateral exceeding Five Million Dollars ($5,000,000), (c) a Borrower's ability to repay the Obligations of such Borrower, (d) enforceability or perfection of the Administrative Agent's security interest and Lien on any of the Collateral or the priority thereof, or
         (e) the legality, validity or enforceability of this Agreement or the other Loan Documents

                  "MATERIAL BUSINESS AGREEMENT" means each agreement of a Borrower (not including Material License Agreements) the termination (other than due to the natural expiration of the term thereof) of which would reasonably be expected to result in a Material Adverse Effect.

                  "MATERIAL LICENSE AGREEMENT" means each license agreement of a Borrower in respect of Third Party Intellectual Property set forth on the Supplemental Schedule as being a license agreement the termination (other than due to the natural expiration of the term thereof) of which would reasonably be expected to result in a Material Averse Effect.

                  "MATERIAL OWNED OR LEASED REAL PROPERTY" has the meaning, in respect of a Domestic Pledging Borrower and Instron, Ltd. as specific in Section 5.1 of this Agreement.

                  "MATERIAL RECOVERY EVENT" means (a) any casualty loss in respect of asset of a Borrower covered by casualty insurance, (b) any compulsory transfer or taking under threat of compulsory transfer of any asset of a Borrower with a fair market value in excess of Five Million Dollars ($5,000,000) by any agency, department, authority, commission, board, instrumentality or political subdivision of the United States, any state or municipal government, and (c) any recovery in good funds by a Borrower by reason of a nonappealable judgment against any other Person in excess of $5,000,000 to the full extent thereof.

            "MATERIAL SUBSIDIARY" means, at any time, with reference to any Person, any Subsidiary of such Person (x) that has assets at such time comprising 5% or more of the consolidated assets of such Person and its Subsidiaries (the consolidated assets of such Person being determined for purposes hereof on a consolidated basis with any Person with respect to which such Person is a Subsidiary) or (y) whose operations in the current fiscal year are expected to, or whose operations in the most recent fiscal year did (or would have if such Person had been a Subsidiary for such entire fiscal year), represent 10% or more of the consolidated earnings before interest, taxes, depreciation and amortization of such Person and its Subsidiaries (the consolidated earnings of such Person being determined for purposes hereof on a consolidated basis with any Person with respect to which such Person is a Subsidiary) for such fiscal year.

            "MAXIMUM LAWFUL RATE" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND..

            "MERGER" means the merger of Acquisition Company with and into Instron Corporation, such that Instron Corporation is the surviving corporation, as contemplated by the Merger Agreement.

            "MERGER AGREEMENT" means that certain Agreement and Plan of Merger, among Instron Corporation, Kirtland Capital and Acquisition Company, dated as of May 6, 1999, executed in connection with the Merger.

             "MERGER DOCUMENTS" means the Merger Agreement and any other writings or documents executed at any time in connection with the Merger, as the same may from time to time be amended, supplement or otherwise modified.

             ""MONEY MARKET RATE LOANS" means the Swing Line Loans, denominated in Dollars or, to the extent acceptable to the applicable Designated Swing Line Lender, in an Alternate Currency, and bearing interest at the Quoted Money Market Rate.

            "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as such term is defined in section 4001(a)(3) of ERISA.

            "NATIONAL CURRENCY UNIT" means a unit of any Alternate Currency (other than a Euro Unit) of a Participating Member State.

            "NCB" means National City Bank, a national banking association, in its capacity as a Bank hereunder.

            "NET PROCEEDS" means (a) the cash proceeds (including cash proceeds subsequently received in respect of non-cash consideration initially received) from any sale, transfer or other disposition of assets of a Borrower or any Subsidiaries thereof to a Person (other than: (i) any sale of Inventory in the ordinary course, (ii) disposition in the ordinary course of such Borrower's or Subsidiaries' business of assets that are obsolete, worn out or no longer used or useful in such Borrower's or Subsidiaries business, (iii) disposition of capital assets the proceeds of which (net of taxes payable with respect to the disposition and the reasonable costs and expenses of sale) are reinvested within a reasonable period of time in capital assets of such Borrower or Domestic Subsidiaries of such Borrower (in the case of a sale by a Domestic Borrower or Domestic Subsidiaries thereof) or such Borrower, any other Borrower or any Domestic Subsidiaries or Foreign Subsidiaries (in the case of a sale by a Foreign Borrower or the Foreign Subsidiaries thereof, (iv) any sale, transfer or other disposition of assets of a Borrower or Subsidiary to any other Borrower or Subsidiary or (v) any sale of assets pursuant to a sale leaseback transaction to the extent permitted by Section ERROR! REFERENCE SOURCE NOT FOUND. hereof) to the extent that such sale proceeds (in each of the above cases, net of (x) selling expenses, including without limitation any reasonable broker's fees or commissions, costs of discontinuing operations associated with such assets and sales, transfer and similar taxes and (y) the repayment of any Indebtedness secured by a purchase money Lien on such assets that is permitted under this Agreement) exceeds Five Million Dollars ($5,000,000) in any Fiscal Year of Instron Corporation and its consolidated Subsidiaries and only to the extent of such excess; (b) the cash proceeds from the issuance and/or sale of equity or debt securities of any Borrower pursuant to any public offering or private placement, net of transaction costs (net of customary fees, costs and expenses including, without limitation, underwriters' or placement Administrative Agents' discounts and commissions and transfer and similar taxes) (excluding any
      (i) proceeds from the issuance or sale of equity or debt securities in connection with a Permitted Acquisition and (ii) proceeds from the issuance of any equity or debt securities pursuant to compensation plans for employees or executive officers of the Borrowers and the Subsidiaries thereof and (iii) proceeds from the issuance of the Senior Subordinated Notes), (c) the cash proceeds from any additional Indebtedness (excluding the Indebtedness evidenced by the Senior Subordinated Notes) permitted hereunder to the extent such proceeds, when aggregated for the purposes of this clause (c) with the debt securities referred to in clause (b) hereof, exceed Five Million Dollars ($5,000,000) and only to the extent of such excess, and (d) the cash proceeds from any Material Recovery Event (net of any amounts in respect of insurance proceeds or proceeds of compulsory takings which are reinvested in repair or replacement of the capital assets of a Borrower or the Subsidiaries thereof which were subject to such casualty or taking).

            "NON-COMPLIANCE NOTICE" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "NOTES" means, collectively, each Revolving Credit Note executed and delivered by a Borrower in favor of a Bank under this Agreement, each Term Note executed and delivered by a Borrower in favor of a Bank under this Agreement and each Swing Line Note executed and delivered by a Borrower to a Designated Swing Line Lender under this Agreement.

            "NOTICE OFFICE" means (i) with respect to the Administrative Agent, such office of the Administrative Agent specified as its "Notice Office" under its name on the signature pages hereto, or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may from time to time specify in writing to the Borrower Representative, the Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers as the office to which notices to the Administrative Agent are to be given by the Borrower

      Representative, the Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers, as the case may be, (ii) with respect to each Designated European Administrative Agent, such office of such Designated European Administrative Agent specified as its "Notice Office" under its name on the signature pages hereto, or such other office, located in a city in the United Kingdom or the Federal Republic of Germany, as the Designated European Administrative Agent may from time to time specify in writing to the Borrower Representative, the Administrative Agent, the Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers as the office to which notices to such Designated European Administrative Agent are to be given by the Borrower Representative, the Administrative Agent, the Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers, as the case may be, and (iii) with respect to each Bank, each Designated Swing Line Lender and each Designated Letter of Credit Issuer, such office thereof specified as its "Notice Office" under its name on the signature pages hereto, or such other office as such Bank, Designated Swing Line Lender and Designated Letter of Credit Issuer may from time to time specify in writing to the Borrower Representative, the Administrative Agent, the other Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers as the office to which notices thereto are to be given by the Borrower Representative, the Banks, the Designated Swing Line Lenders and the Designated Letters of Credit Issuers, as the case may be.

            "OBLIGATED BANK" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "OBLIGATIONS" means the present and future obligations of each of the Borrowers to the Banks under this Agreement or any other Loan Document, including, without limitation: (a) with respect to the outstanding principal and accrued interest (including interest accruing after a petition for relief under the federal bankruptcy laws has been filed) in respect of any Revolving Credit Loans or Term Loans advanced to such Borrower by the Banks plus the outstanding Swing Line Exposure of the Banks plus the outstanding LC Exposure of the Banks and reimbursement obligations of each such Borrower with respect to the LC Exposure, (b) all fees owing to the Designated Letter of Credit Issuer, the Banks or the Administrative Agent under this Agreement and the other Loan Documents,
      (c) any amounts owing by such Borrower as a Borrower Guarantor with respect to its guaranty of the Guaranteed Obligations owing by the other Borrowers to the Banks or as a guarantor of the obligations of other Letter of Credit Obligors under Section ERROR! REFERENCE SOURCE NOT FOUND., (d) any costs and expenses reimbursable to the Banks, the Designated Letter of Credit Issuer, the Administrative Agent and each Designated European Administrative Agent pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement, and (e) taxes, Other Taxes, compensation, indemnification obligations or other amounts owing by the Borrowers to the Administrative Agent, the Designated Letter of Credit Issuer or the Banks under this Agreement, the Notes or any Loan Document.

            "OFFERING" means the offering by Instron Corporation of the Senior Subordinated Notes pursuant to Section 144A of the Securities Act of 1933.

            "OPERATING ACCOUNT" means, with respect to each of the Borrowers, the account described in the Supplemental Schedule and maintained by and in the name of such Borrower: (i) with National City Bank, for the purposes of disbursing the proceeds of Revolving Credit Loans and Term Loans which account shall in no case be a payroll account, (ii) with National City Bank or the Designated European Administrative Agent, if applicable, for purposes of disbursing the proceeds of Revolving Credit Loans and Swing Line Loans to Instron, Ltd. which account shall in no case be a payroll account, and (iii) with National City Bank or the Designated European Administrative Agent, if applicable, for purposes of disbursing the proceeds of Revolving Credit Loans and Swing Line Loans to Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH, respectively.
            "OTHER TAXES" has the meaning specified in Section ERROR!
      REFERENCE SOURCE NOT FOUND. of this Agreement.

            "PARTICIPATING MEMBER STATE" means each state so described in any EMU Legislation.

            "PAYMENT OFFICE" means (i) with respect to the Administrative Agent, such office of the Administrative Agent specified as its "Payment Office" under its name on the signature pages hereto, or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may from time to time specify in writing to the Borrower Representative, the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers, as the case may be, as the office to which payments are to be made by the Borrowers or funds made accessible to the Administrative Agent by the Banks, as the case may be, and (ii) with respect each Designated European Administrative Agent, such office of such Designated European Administrative Agent specified as its "Payment Office" under its name on the signature pages hereto, or such other office, located in a city in the United Kingdom or the Federal Republic of Germany, as such Designated European Administrative Agent may from time to time specify in writing to the Borrower Representative, the Administrative Agent, the Banks, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers, as the case may be, as the office to which payments are to be made by Borrowers as to which such Designated European Administrative Agent is designated or funds made accessible to such Designated European Administrative Agent by the Banks or Swing Line Lenders, as the case may be.

            "PBGC" means the Pension Benefit Guaranty Corporation or any other governmental authority succeeding to any of its functions.

            "PERMISSIBLE SENIOR SUBORDINATED NOTE AMOUNT" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "PERMITTED ACQUISITION" shall mean and include any Acquisition as to which all of the following conditions are satisfied:

            (i) the Acquisition does not involve the Acquisition of a Person which is (A) a general partnership, general partner of a limited partnership or is otherwise a Person as to which limited liability is unavailable to the holders of its equity or other similar interests therein or (B) a limited partnership interest, or (C) a trust or unincorporated association, or (D) without the consent of the Required Banks, a person having an equity interest or other similar interest held by a foreign government or any political subdivision or agency thereof;

            (ii) such Acquisition (A) involves a line or lines of business which is complementary to the lines of business in which the Borrowers and their Subsidiaries, considered as an entirety, are engaged on the Closing Date, and (B) involves a line or lines of business which has generated a positive earnings before interest, income taxes, depreciation and amortization for its most recently completed four full fiscal quarters for which financial information is available, unless the Required Banks specifically approve or consent to such Acquisition in writing;

            (iii) such Acquisition is not actively opposed by the board of directors (or similar governing body) of the selling Person or the person whose equity interests are to be acquired, unless all of the Banks specifically approve or consent to such Acquisition in writing;

            (iv) in the case of an Acquisition by virtue of which the Person acquired becomes a Subsidiary of a Borrower or a Subsidiary thereof, the aggregate consideration for any such Acquisition (including any Permitted Subordinated
                  Acquisition Indebtedness and the Permitted Assumed Acquisition Indebtedness (without duplication) any such acquired Person) does not exceed $7,500,000, in each case, unless the Required Banks specifically approve or consent in writing to a greater aggregate consideration for such Acquisition;.

            (v) the Borrowers would, after giving effect to such Acquisition, on a pro forma basis, be in compliance with the financial covenants contained in Section ERROR! REFERENCE SOURCE NOT FOUND.; and

            (vi) at least 10 Business Days prior to the completion of such transaction the Borrowers shall have delivered to the Administrative Agent a certificate of a Responsible Officer of Instron Corporation demonstrating, in reasonable detail, the computations necessary to show compliance with the financial covenants contained in Section ERROR! REFERENCE SOURCE NOT FOUND. on a pro forma basis, such pro forma calculations being determined as if (x) such Acquisition had been completed at the beginning of the most recent Testing Period for which financial information for the Borrowers and the business of Person to be acquired is available and has been delivered to the Bank at least 10 Business Days prior to the completion of such transaction (which shall in the case of the acquired business include audited financial statements for the most recent fiscal year, unless the same are unavailable and unaudited financial statements are acceptable to the Required Banks), and (y) any such Indebtedness, or other Indebtedness incurred to finance such Acquisition, had been outstanding for such entire Testing Period.

            "PERMITTED ACQUISITION INVESTMENTS" means investments in the capital of any Subsidiary or Person (acquired in a Permitted Acquisition which does not become a Subsidiary by virtue of a Permitted Acquisition) by Instron Corporation or any other Subsidiaries thereof the proceeds of which are used in connection with a Permitted Acquisition.

            "PERMITTED ACQUISITION LIEN" means any Lien on assets acquired in connection with a Permitted Acquisition; provided, however, that the Indebtedness secured by such Lien shall not exceed the amount permitted under Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement, shall be expressly limited to the assets acquired in the Permitted Acquisition, and shall in no event secure Permitted Subordinated Acquisition Indebtedness.

            "PERMITTED ASSUMED ACQUISITION INDEBTEDNESS" means principal amount of any assumed Indebtedness of a Person acquired pursuant to a Permitted Acquisition which is assumed by Instron Corporation or any Subsidiaries thereof in connection with the Permitted Acquisition to the extent such assumption is permitted by the definition of "Permitted Acquisition) set forth in this Agreement.

            "PERMITTED SUBORDINATED ACQUISITION INDEBTEDNESS" means unsecured Indebtedness incurred by the Borrowers or any Subsidiaries thereof in connection with a Permitted Acquisition in favor of the Person who is the seller with respect to the Permitted Acquisition; provided, however, that such seller shall agree to be expressly subordinate and junior in right of payment and action to the payment and performance in full of the Obligations, Swing Line Obligations, Letter of Credit Obligations and Designated Hedge Obligations and which subordination is evidenced by written agreement in form and substance satisfactory to the Administrative Agent.

            "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, an entity joint venture or other entity, or a government or any political subdivision or agency thereof.

            "PLEDGING BORROWER" means (a) with respect to the Domestic Borrower Collateral, each Domestic Borrower, (b) with respect to the U.K. Collateral, Instron, Ltd. and (c) with respect to the German Collateral, Instron Schenck Testing Systems, GmbH and Instron Wolpert GmbH.

            "POTENTIAL DEFAULT" means an event, condition or thing which with the lapse of any applicable grace period or with the giving of notice or both would constitute, an Event of Default referred to in ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement and which has not been appropriately waived in accordance with Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement or fully corrected, prior to becoming an actual Event of Default.

            "PROCEEDS" means all "proceeds" (as defined in the UCC) of any and all of the Collateral or of any Proceeds made or due and payable to a Borrower from time to time including, without limitation, all proceeds in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) and, to the extent not otherwise included, all payments under insurance (and, in the case of the Administrative Agent, whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of such collateral.

            "PRODUCTS" means property directly or indirectly resulting from any manufacturing, processing, assembling or commingling of any Inventory.

            "PROPERTIES" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

             "QUOTED MONEY MARKET RATE" means, for any Swing Line Loan to a Borrower, a rate per annum equal to the fixed or floating interest rate quoted by the Designated European Administrative Agent for such Borrower as such quotation is provided in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement as applicable to Swing Line Loans made on or prior to a date specified in the quote and having a maturity contemplated by such Designated European Administrative Agent with such quotation being obtained by the Borrower Representative from such Designated European Administrative Agent.

            "RATABLE BORROWER SHARE" means, with respect to any Borrower, such amount of the Obligations hereunder that represents a good faith allocation by the Borrowers of all general fees, charges and other Obligations hereunder not specifically attributable to or the responsibility of a particular Borrower (Loans and Letters of Credit made to or for the account of a Borrower and interest thereon being specific to the Borrower affected thereby ) to each Borrower so that no Foreign Borrower shall have or be construed as having liability or responsibility for any Obligations of any Domestic Borrower or any other Foreign Borrower.

            "RATABLE PORTION" means, in respect of any Bank, the quotient (expressed as a percentage) obtained at any determination date by dividing: (x) the sum of such Bank's Revolving Credit Commitment at such time plus outstanding Term Loans at such time by (y) the sum of the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time plus the aggregate outstanding Term Loans of all of the Banks; provided, however, that, if all of the Revolving Credit Commitments are terminated pursuant to the terms hereof, then, Ratable Portion means the quotient (expressed as a percentage) obtained at any determination date by dividing (x) the aggregate amount of such Bank's Revolving Credit Loans (and any participations in such Revolving Credit Loans) outstanding at such time plus Term Loans outstanding at such time by (y) the aggregate amount of Revolving Credit Loans (and such participations therein) of all of the Banks outstanding at such time plus the aggregate amount of Term Loans of all of the Banks outstanding at such time; provided, further, that to the extent any Bank does not have a constant but rather a variable percentage of the aggregate outstanding Revolving Credit Commitments (or aggregate outstanding Revolving Credit Loans upon termination of the Revolving Credit Commitments) of the Banks, the aggregate outstanding Term Loans of the Banks, such Bank's Ratable Portion shall be (I) calculated separately with respect to such Bank's percentage interest in the Revolving Credit Commitments (or Revolving Credit Loans upon such termination) and percentage interest in the Term Loans, and (II) for purposes of allocations pursuant to and determinations under this Agreement, such Bank's variable Ratable Portion as so calculated shall be applied separately where appropriate to the context of such allocation or determination with respect to outstanding Revolving Credit Commitments (or Revolving Credit Loans upon such termination) and\or outstanding Term Loans, as the case may be.

            "RATE CONTINUATION" means a continuation pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement of LIBOR Rate Loans having a particular Interest Period as LIBOR Rate Loans having an Interest Period of the same duration.

            "RATE CONVERSION" means a conversion pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement of Loans of one Type into Loans of another Type and, with respect to LIBOR Rate Loans, from one permissible Interest Period to another permissible Interest Period.

            "RATE CONVERSION/CONTINUATION REQUEST" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "RATE QUOTE REQUEST" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C. SectionSection 6901 et seq.

            "RECAPITALIZATION EXPENSES AND COSTS" means all nonrecurring fees, expenses and costs relating to the recapitalization of Instron Corporation pursuant to the Merger, the Offering and transactions contemplated by this Agreement incurred on or prior to the Effective Time, including, without limitation, any fees and expenses incurred in connection with the Offering, the Merger, and this Agreement, any compensation expense incurred in connection with the cancellation, retirement, or acceleration of vesting of stock options or restricted stock, modifications of existing employment agreements and expenses related to early extinguishment of debt.

            "REDEEMABLE STOCK" means, with respect to any Person, the capital stock or similar equity interests in such Person which (a) is by its terms subject to mandatory redemption, in whole or in part, pursuant to a sinking fund, scheduled redemption or similar provisions, at any time prior to the Revolving Credit Termination Date or (b) is otherwise required to be repurchased or retired on a scheduled date, upon the occurrence of any event or circumstance, at the option of the holder or holders thereof, or otherwise, prior to the Revolving Credit Termination Date other than repurchases pursuant to Stockholders Agreement.

            "REFUNDING NOTICE" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "REGULATORY CHANGE" means, as to any Bank, any change in United States federal, state or foreign Laws or regulations or the adoption or making of any interpretations, directives or requests of or under any United States federal, state or foreign Laws or regulations (whether or not having the force of Law) by any court or governmental authority charged with the interpretation or administration thereof.

            "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA excluding those events for which the requirement of notice has been waived by the PBGC.

            "REQUIRED BANKS" means, at any time, Banks (excluding, for purposes of this definition, Banks then constituting "Defaulting Lenders" under Section ERROR! REFERENCE SOURCE NOT FOUND.) having at least sixty six and two thirds percent (66 2/3%) of the aggregate amount of: the Revolving Credit Commitments of all of the Banks at such time plus the outstanding principal amount of the Terms Loans of all of the Banks outstanding at such time; provided, however, that, if all of the Revolving Credit Commitments are terminated pursuant to the terms hereof, then, the term "Required Banks" means Banks (excluding, for purposes of this definition, Banks then constituting "Defaulting Lenders" under Section ERROR! REFERENCE SOURCE NOT FOUND.) having at least sixty six and two thirds percent (66 2/3%) of the aggregate amount of the Revolving Credit Loans of all of the Banks outstanding at such time plus the aggregate outstanding principal amount of the Term Loans of all of the Banks outstanding at such time (excluding, for purposes of determining the aggregate outstanding Commitments of the Banks and the aggregate outstanding principal amount of Revolving Credit Loans and Term Loans of the Banks, as the case may be, outstanding at such time, the outstanding Revolving Credit Commitments and the outstanding principal amount of the Revolving Credit Loans and Term Loans, as the case may be, of any such Defaulting Lender).

            "REQUIRED REVOLVING CREDIT BANKS" means, at any time, Banks (excluding, for purposes of this definition, any Banks then constituting a "Defaulting Lender" under Section ERROR! REFERENCE SOURCE NOT FOUND.) having at least 66 2/3% of the aggregate outstanding Revolving Credit Commitments of all of the Banks at such time; provided, however, that, if the Revolving Credit Commitments are terminated pursuant to the terms hereof, then, the term "Required Lenders" shall mean Banks (excluding any Bank then constituting a Defaulting Lender) having at least 66 2/3% of the aggregate outstanding principal amount of the Revolving Credit Loans of all of the Banks outstanding at such time (excluding, for purposes of determining the aggregate amount of outstanding Commitments of the Banks and the aggregate outstanding principal amount of Revolving Credit Loans of the Banks, as the case may be, outstanding at such time, the outstanding Revolving Credit Commitment and the outstanding principal amount of Revolving Credit Loans of such Defaulting Lender outstanding at such time).

            "REQUIRED TERM BANKS" means, at any time, Banks (excluding, for purposes of this definition, any Bank then constituting a "Defaulting Lender" under Section ERROR! REFERENCE SOURCE NOT FOUND.) having at least 66 2/3% of the aggregate outstanding principal amount of the Term Loans of all of the Banks outstanding at such time (excluding, for purposes of determining the aggregate outstanding principal amount of Term Loans of the Banks outstanding at such time, the outstanding principal amount of Term Loans of such Defaulting Lender at such time).

            "RESPONSIBLE OFFICER" means, with respect to Instron Corporation, the Chief Executive Officer, President or Chief Financial Officer thereof.

            "REVOLVING CREDIT BORROWING" means a Borrowing consisting of Revolving Credit Loans.

            "REVOLVING CREDIT COMMITMENT" means, in respect of any Bank, the commitment of such Bank to Loan Revolving Credit Loans up to the amount set forth in Annex I.

            "REVOLVING CREDIT LOAN" means a Loan made by a Bank to a Borrower pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement (whether made by a Bank pursuant to a Credit Request or by reason of a Deemed Credit Request).

            "REVOLVING CREDIT NOTE" means, with respect to the Borrowers, the promissory note of each Borrower (including without limitation any Borrower that becomes a Borrower after the Closing Date pursuant to an Additional Borrower Addendum), payable to the order of a Bank, in substantially the form of Exhibit A-1 hereto, and in the original principal amount of such Bank's Revolving Credit Commitment, evidencing the aggregate indebtedness of such Borrower to such Bank resulting from the Revolving Credit Loans made by such Bank, as each such promissory note may from time to time be amended, supplemented or otherwise modified.

            "REVOLVING CREDIT TERMINATION DATE" means April 1, 2005, or earlier if the Revolving Credit Commitments of the Banks are terminated pursuant to the terms of this Agreement.

            "SALES OFFICE" means any office of a Domestic Pledging Borrower or any Subsidiary thereof the primary functions of which are conducting sales operations and acting as the location for sales personal involved in such sales operations but excludes any office (i) at which are located the records pertaining to any Accounts or General Intangibles, (ii) which is also the location of the principal place of business of such Borrower or Subsidiary or the chief executive office thereof, (iii) at which is located Inventory other than immaterial amounts of Inventory used for sales purposes or (iv) at which Equipment (other than Equipment used in the ordinary course operation of the sale office) is located.

            "SENIOR SUBORDINATED NOTE INDENTURE" means that certain Indenture, dated as of September 29, 1999, between Instron Corporation, Norwest Bank Minnesota, National Association, as Trustee, and the Guarantors (as defined therein). as the same may from time to time be amended, supplement or otherwise modified.

            "SENIOR SUBORDINATED NOTES" means the 13.25% Senior Subordinated Notes due 2009 sold by Instron Corporation pursuant to the Offering in the aggregate original principal amount of $60,000,000.

            "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated
      Note Indenture, the Senior Subordinated Notes, the Warrant to Purchase 30,654 Shares of Common Stock executed in connection therewith, and any other writings or documents executed at any time in connection with the Senior Subordinated Notes, as the same may from time to time be amended, supplement or otherwise modified.

            "SOLVENT" means, with respect to any Person, as of any date of determination, that: (a) the fair value of the property of the Person as of such date is greater than the total amount of the liabilities (including contingent liabilities computed at the amount that, in light of all the facts and circumstances existing as of such date, represents the amount that can reasonably be expected to become an actual or matured liability) of the Person, (b) the present fair saleable value of the assets of the Person as of such date is not less than the amount that will be required to pay the probable liabilities of the Person on its debts as they become absolute and matured, (c) the Person is able to pay all liabilities of the Person as those liabilities mature, and (d) the Person does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The determination of whether a Person is Solvent shall take into account all such Person's assets and liabilities regardless of whether, or the amount at which, any such asset or liability is included on a balance sheet of such Person prepared in accordance with GAAP, including assets such as contingent contribution or subrogation rights, business prospects, distribution channels and goodwill. The determination of the sum of a Person's assets at a fair valuation or the present fair saleable value of a Person's assets shall be made on a going concern basis unless, at the time of such determination, the liquidation of the business in which such assets are used or useful is in process or is demonstrably imminent. In computing the amount of contingent or unrealized assets or contingent or unliquidated liabilities at any time, such assets and liabilities will be computed at the amounts which, in light of all the facts and circumstances existing at such time, represent the amount that reasonably can be expected to become realized assets or matured liabilities, as the case may be. In computing the amount that would be required to pay a Person's probable liability on its existing debts as they become absolute and matured, reasonable valuation techniques, including a present value analysis, shall be applied using such rates over such periods as are appropriate under the circumstances, and it is understood that, in appropriate circumstances, the present value of contingent liabilities may be zero.

            "SPC" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement, dated as of September 29, 1999, among Instron Corporation and the stockholders of Instron.

            "SUBORDINATION AGREEMENT" means any written agreement by which Indebtedness of any Borrower or any Subsidiary thereof is expressly subordinated and made junior in right of payment and action to the payment and performance in full of the Obligations , Swing Line Obligations, Letter of Credit Obligations and Designated Hedge Obligations and which written subordination agreement is in form and substance satisfactory to the Administrative Agent.

            "SUBORDINATED DEBT" means the (a) Senior Subordinated Notes (including subordination of the above-referenced Warrants to Purchase 30,654 of Common Stock) and (b) all other Indebtedness (including the Indebtedness evidenced by the value of any Redeemable Stock issued by Instron Corporation) of the Borrowers or any Subsidiaries thereof, now or hereafter existing, that is expressly subordinated and junior in right of payment and action to the payment and performance in full of the Obligations and which subordination is evidenced by written agreement in form and substance satisfactory to the Administrative Agent.

            "SUBSIDIARY" means, in respect of a corporate Person at any time, a corporation or other business entity the shares constituting a majority of the outstanding capital stock (or other form of ownership) or constituting a majority of the voting power in any election of directors (or shares constituting both majorities) of which are (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly or indirectly at such time by such Person or another Subsidiary of such Person or any combination of the foregoing.

            "SUBSIDIARY GUARANTOR" means any Domestic Subsidiary which has executed the Subsidiary Guaranty in favor of the Administrative Agent for the benefit of the Banks.

            "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty dated as of the date hereof, substantially in the form attached hereto as Exhibit L-1 attached hereto, as the same may from time to time be amended, supplemented or otherwise modified.

            "SUBSIDIARY PLEDGE AGREEMENT" means the Subsidiary Pledge Agreement dated as of the date hereof, substantially in the form attached hereto as Exhibit D-1 attached hereto, as the same may from time to time be amended, supplemented or otherwise modified.

            "SUBSIDIARY SECURITY AGREEMENT" means the Subsidiary Security Agreement, dated as of the date hereof, substantially in the form attached hereto as Exhibit L-2 attached hereto, as the same may from time to time be amended, supplemented or otherwise modified

            "SUPPLEMENTAL SCHEDULE" means the schedule which is attached hereto as Annex III and is incorporated into this Agreement.

            "SWING LINE BORROWING" means, with respect to a Swing Line Loan, a Swing Line Loan to a Borrower consisting of a Quoted Money Market Rate Loan or a LIBOR Rate Loan, denominated in the same currency, made by a Designated Swing Line Lender to such Borrower on a single day and as to which a single maturity date is in effect (i.e., any Swing Line Loan made by a Designated Swing Line Lender, comprised of a different Type, made in a different currency, having a different maturity date (regardless of whether such maturity period commences on the same date as another selected maturity period), or made on a different date shall be considered to comprise a different Swing Line Borrowing).

            "SWING LINE EXPOSURE" means, with respect to any Bank, at any time of determination, such Bank's obligation to refund, or purchase a participation equal to, its Ratable Portion of the aggregate principal amount of Swing Line Loans outstanding at such time that have been advanced by all of the Designated Swing Line Lenders to all of the Borrowers.

            "SWING LINE LOAN ACCOUNT" has the meaning set forth in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

             "SWING LINE LOANS" means Loans made by a Designated Swing Line Lender to a Borrower pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "SWING LINE NOTE" means, with respect to each Designated Swing Line Lender, the promissory note of the Borrower for which such Designated Swing Line Lender is designated payable to the order of such Designated Swing Line Lender, in substantially the form of Exhibit A-2 hereto, and in the original principal amount of the Designated Swing Line Lender Commitment of the Designated Swing Line Lender, evidencing the aggregate indebtedness of such Borrower to such Designated Swing Line Lender resulting from the Swing Line Loans made by the Designated Swing Line Lender to such Borrower.

            "SWING LINE OBLIGATIONS" means (a) the obligations of a Borrower to the Designated Swing Line Lender hereunder, (b) all fees owing to such Designated Swing Line Lender under this Agreement and the other Loan Documents, (c) any costs and expenses reimbursable to the Designated Swing Line Lender pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement, and (d) taxes, Other Taxes, compensation, indemnification obligations and other amounts owing by such Borrower to the Designated Swing Line Lender under this Agreement, the Swing Line Note executed in favor of such Designated Swing Line Lender or any Loan Document.

            "SWING LINE REQUEST" has the meaning in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

             "SWING LINE TERMINATION DATE" means April 1, 2005, or earlier if the Aggregate Swing Line Commitment of the Designated Swing Line Lenders is terminated pursuant to the terms of this Agreement.

            "SYNDICATION AGENT" means NCB and shall include any successor to the Syndication Agent appointed pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "SYNDICATION PERIOD" means the period commencing with the Effective Date and ending as of the earlier of (i) the date which is 120 days after the Effective Date or (ii) the date which the Syndication Agent determine, in its sole discretion (and notifies the Borrower Representative and the Administrative Agent) that the primary syndication by the initial Banks hereunder of portions of the Term Loans and Revolving Credit Commitments to new Banks has been completed and, during which Syndication Period, the Conditions Letter shall remain in effect and enforceable between the Syndication Agent and the Borrowers.

            "TERM BORROWING" means a Borrowing of LIBOR Rate Loans or Alternate Base Rate Loans by Instron Corporation from all of the Banks having Term Commitments which Borrowing comprises all or a portion of the Term Loan of each of such Banks to Instron Corporation.

            "TERM COMMITMENT" means, with respect to each Bank, (i) the amount, if any, set forth opposite such Bank's name in Annex I hereto as its Term Commitment or (ii) the amount, if any, set forth opposite such Bank's name in that certain Letter Allocating Initial Commitments to be executed as of the Syndication Date as its "Term Commitment," as either may be reduced from time to time pursuant to Sections ERROR! REFERENCE SOURCE NOT FOUND. and/or ERROR! REFERENCE SOURCE NOT FOUND. or ERROR! REFERENCE SOURCE NOT FOUND. hereof, or adjusted from time to time as a result of assignments to or from such Bank pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "TERM LOAN" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. hereof and is a one time Loan made by a Bank on an amortizing term basis pursuant to Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "TERM LOAN MATURITY DATE" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement, or such earlier date on which the Term Commitments are terminated hereunder.

            "TERM LOAN REPAYMENT DATE" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "TERM NOTE" means, with respect to each Bank, the promissory note of Instron Corporation payable to the order of such Bank, in substantially the form of Exhibit A-3 hereto, and in the original principal amount of the Term Commitment of such Bank, evidencing the Indebtedness of Instron Corporation to such Bank resulting from the Term Loan made by such Bank to Instron Corporation.

             "TAXES" has the meaning specified in Section ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

            "TARGET OPERATING DAY" means any day that is not (i) a Saturday or Sunday, (ii) Christmas Day or New Year's Day or (iii) any other day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (or any successor settlement system) is not operating (as determined by the Administrative Agent).

            "TESTING PERIOD" means, for any determination, a single period consisting of the four consecutive fiscal quarters of a Person then last ended (whether or not such quarters are all within the same fiscal year), except that, if a particular provision of this Agreement indicates that a Testing Period shall be of a different specified duration, such Testing Period shall consist of the particular Fiscal Quarter or Fiscal Quarters of Instron Corporation and its consolidated Subsidiaries then last ended which are so indicated in such provision.

            "THIRD PARTY INTELLECTUAL PROPERTY" means any Intellectual Property not owned by the Borrowers.

            "TREATY ON EUROPEAN UNION" shall mean the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

            "TYPE" means, when used in respect of any Loan, the LIBOR Rate, the Alternate Base Rate or the Quoted Money Market Rate in effect in respect of such Loan.

            "UCC" means the Uniform Commercial Code in effect in the State of Ohio from time to time.

            "U.K. COLLATERAL" means, collectively, (i) the real property of Instron, Ltd., as specified in the U.K. Collateral Documents, and (ii) the personal property and assets of Instron, Ltd. (including, without limitation, all book accounts and inventory stock thereof), as defined in the U.K. Collateral Documents.

            "U.K. COLLATERAL DOCUMENTS" means, collectively, (i) that certain Debenture, dated as of the date hereof, executed by Instron, Ltd. in favor of the Administrative Agent, with respect to personal and real property of Instron, Ltd. specified therein and substantially in the form attached hereto as Exhibit F-2, (ii) that certain Share Charge, dated as of the date hereof, executed by Instron Corporation in favor of the Administrative Agent, with respect to the capital stock of Instron, Holdings, Ltd. owned thereby, and substantially in the form attached hereto as Exhibit D-2, (iii) to the extent requested by the Administrative Agent, that certain Third Party Charge of Shares, dated as of the date hereof, executed by Instron Holdings, Ltd. in favor of the Administrative Agent, with respect to the capital stock of Instron, Ltd. and owned thereby, and substantially in the form attached hereto as Exhibit D-4, and
      (iv) such other agreements, documents and instruments executed in connection with the U.K. Collateral Documents, in each case, as the same may from time to time be amended, supplemented or otherwise modified.

            "U.K. FOREIGN SUBSIDIARIES" means Instron, Ltd., Instron International, Ltd., Instron, Ltd., IST Enterprises, Ltd., IST, Ltd., Seven Furnaces, Ltd., IST Enterprises, Ltd., R.H.T., Ltd., and any other direct or indirect Subsidiary of Instron Corporation which is organized under the laws of the United Kingdom.

            "UNITED STATES" and "U.S." each means United States of America.

            "WITHDRAWAL LIABILITY" means (in respect of the Borrowers, Subsidiaries thereof and their ERISA Affiliates), at any date of determination, the amount equal to the aggregate present value (as defined in section 3 of ERISA) at such date of the amount claimed to have been incurred as a result of a withdrawal less any portion thereof as to which the Borrowers reasonably believes, after appropriate consideration of the possible adjustments arising under subtitle E of Title IV of ERISA, the Borrowers, Subsidiaries thereof and their ERISA Affiliates will have no liability; provided; however, that the Borrowers shall obtain promptly written advice from independent actuarial consultants supporting such determination.

            "WHOLLY-OWNED SUBSIDIARY" means, in respect of any Person, a Subsidiary of such Person at least 95% of whose capital stock (or other form of ownership), other than director's qualifying shares or similar interests, are owned directly or indirectly by such Person.

                                  ANNEX III
                                      TO
                        CREDIT AND SECURITY AGREEMENT


                    CONDITIONS PRECEDENT TO INITIAL LOANS

                                   ANNEX IV
                                      TO
                        CREDIT AND SECURITY AGREEMENT

                            SUPPLEMENTAL SCHEDULE